THE ADVISOR’S EDGESM

VARIABLE ANNUITY

Issued Through

Separate Account VA CC

By

Monumental Life Insurance Company

Prospectus

May 1, 2012

The Advisor’s Edge® Variable Annuity (the “Policy”) provides a means of investing on a tax-deferred basis in a variety of portfolios of underlying mutual funds (the “Portfolios”) and a fixed account which offers interest at rates that are guaranteed by Monumental Life Insurance Company. The Policy is an individual variable annuity policy and is intended for retirement savings or other long-term investment purposes. For investments in the Subaccounts, the Policy Owner (“You,” “Your”) bears all investment risk (including the possible loss of principal), and investment results are not guaranteed. The Policy provides a Right to Cancel period of at least 20 days (30 days or more in some instances) during which the Policy may be cancelled.

Before investing you should carefully read this prospectus and the accompanying prospectuses for the Portfolios of the underlying mutual funds. These prospectuses give you important information about the Policy and the Portfolios, including the objectives, risks, and strategies of the Portfolios; you should keep them for future reference.

A Statement of Additional Information (“SAI”) for the Policy prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and is available free of charge by calling our Administrative and Service Office at

800-8525-6205. The Table of Contents of the Statement of Additional Information is included at the end of this prospectus. Information about the variable annuity also can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information.

The Policy is not available in all states.

This prospectus does not constitute an offering in any jurisdiction where it would be unlawful to make an offering like this. We have not authorized anyone to give any information or make any representations about this offering other than those contained in this prospectus. You should not rely on any other information or representations.

Please note that the policies, fixed account, and the separate account investment choices:

•	are not bank deposits

•	are not federally insured

•	are not endorsed by any bank or government agency

•	are not guaranteed to achieve their goal

•	are subject to risks, including loss of premium

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The subaccounts available under this policy invest in the underlying funds of the Portfolio companies listed below:

Columbia Funds Variable Insurance Trust

DFA Investment Dimensions Group Inc.

Federated Insurance Series

Fidelity® Variable Insurance Products Fund

Transamerica Series Trust

Vanguard® Variable Insurance Fund

Wanger Advisors Trust

Wells Fargo Advantage Variable Trust Funds

For a complete list of the available subaccounts, please refer to the “Appendix A: Portfolios Associated with the Subaccounts”. For more information on the underlying funds, please refer to the prospectus for the underlying fund.

Contents

4	Glossary	36	Additional Features

6	Summary	39	Other Information

10	Fee Table	43	Table of Contents of Statement of Additional Information

11	Example	44	Appendix A: Portfolios Associated with the Subaccounts

12	The Annuity Policy	48	Appendix B (Condensed Financial Information)

13	Purchase	79	Appendix C: Policy Form Number NA103

15	Investment Choices	84	Appendix D: Policy Form Number AV515 101 130 600

20	Performance	91	Appendix E: Death Benefit – Adjusted Partial Withdrawal

21	Expenses	92	Appendix F: Architect Guaranteed Lifetime Withdrawal Benefit

23	Access to Your Money	101	Appendix G: Guaranteed Minimum Income Benefit

25	Annuity Payments	104	Appendix H: Additional Death Benefit

29	Death Benefit	106	Appendix I: Additional Death Benefit – Extra

31	Taxes	108	Appendix J: Additional Death Distribution - II

GLOSSARY OF TERMS

Accumulation Unit – An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value – The policy value increased or decreased by any excess interest adjustments.

Administrative and Service Office – Monumental Life Insurance Company, Attn: Customer Care Group, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, 800-525-6205.

Annuitant – The person during whose life, annuity payments involving life contingencies will continue.

Annuity Commencement Date – The date upon which annuity payments are to commence. This date may be any date at least thirty days after the policy date and may not be later than the last day of the policy month following the month in which the annuitant attains age 95 (the “maximum annuitization commencement date”), except as expressly allowed by Monumental .

Annuity Payment Option – A method of receiving a stream of annuity payments selected by the owner.

Beneficiary – The person who has the right to the death benefit set forth in the policy.

Business Day – A day when the New York Stock Exchange is open for business.

Cash Value – The policy value increased or decreased by an excess interest adjustment, less the annual service charge, and less any applicable premium taxes and any rider fees. This value is applied upon surrender.

Code – The Internal Revenue Code of 1986, as amended.

Excess Interest Adjustment – A positive or negative adjustment to amounts withdrawn upon partial withdrawals, full surrenders or transfers from the Guaranteed Period Options, or to amounts applied to annuity payment options. The adjustment reflects changes in the interest rates declared by Monumental since the date any payment was received by, or an amount was transferred to, a Guaranteed Period Option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon full surrender or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Fixed Account – One or more investment choices under the policy that are part of Monumental’s general assets and are not in the separate account.

Good Order – An instruction that Monumental receives that is sufficiently complete and clear – along with all necessary forms, information and supporting legal documentation, including any required spousal or joint owner’s consents – so that Monumental does not need to exercise any discretion to follow such instruction. All requests for a partial or full withdrawal, a transfer, a death benefit, or other transaction or change, must be in good order.

Guaranteed Period Options (“GPO”) – The various guaranteed interest rate periods of the fixed account that Monumental may offer and into which Premium Payments may be paid or amounts may be transferred.

Owner (Policy Owner, You, Your) – The individual who (or entity that) may exercise all rights and privileges under an individual policy.

Policy – The individual policy.

Policy Date – The date shown on the policy data page attached to the Policy and the date on which the Policy becomes effective.

Policy Value – On or before the annuity commencement date, the policy value is equal to the owner’s:

•	Premium Payments; minus

•	partial withdrawals (including any applicable excess interest adjustments on such withdrawals); plus

•	interest credited in the fixed account; plus or minus

•	accumulated gains or losses in the separate account; minus

•	service charges, premium taxes, rider fees, and transfer fees, if any.

Policy Year – A policy year begins on the policy date and on each anniversary thereof.

Premium Payment – An amount paid to Monumental by the Owner or on the Owner’s behalf as consideration for the benefits provided by the Policy.

Qualified Policy – A Policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account – Separate Account VA CC, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which Premium Payments under the policies may be allocated.

Service Charge – An annual charge on each policy anniversary (and a charge at the time of surrender during any policy year) for policy maintenance and related administrative expenses.

Subaccount – A subdivision within the separate account, the assets of which are invested in specified portfolios of the underlying funds.

Valuation Period – The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made on each business day.

Variable Annuity Payments – Payments made pursuant to an annuity payment option which fluctuates as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice or Written Request – Written notice that is signed by the owner, is in good order and received at the Administrative and Services Office, and that gives Monumental the information it requires. For some transactions, Monumental may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements for good order that Monumental establishes for such notices.

SUMMARY

The numbered sections in this Summary provide you with a concise discussion of the major topics covered in this prospectus. Each section of the Summary is discussed in greater detail in the main body of the prospectus at corresponding numbered headings. Please read the full prospectus carefully.

1.	THE ANNUITY POLICY

The Advisor’s EdgeSM Variable Annuity

Advisor’s EdgeSM is a flexible-premium variable annuity offered by Monumental Life Insurance Company (“Monumental,” “We,” “Us,” “Our”). The Policy provides a means of investing on a tax-deferred basis in various Portfolios of the underlying funds and a fixed account offered by Monumental.

Who Should Invest

The Policy is intended for long-term investors who want tax-deferred accumulations of funds, generally for retirement but also for other long-term purposes.

The Policy provides benefits in two distinct phases: accumulation and income.

The Accumulation Phase

During the Accumulation Phase, you choose to allocate your investment in the Policy among the various Portfolios and the fixed account available under the Policy. You can contribute additional amounts to the Policy and you can take withdrawals from the Policy during the Accumulation Phase. The value of your investment depends on the investment performance of the Portfolios of the underlying funds that you choose, and the interest rate we credit to the fixed account. (That interest rate will not be less than the guaranteed minimum effective annual interest rate shown on your Policy.) Your earnings are generally not taxed during this phase unless you withdraw them.

The Income Phase

During the Income Phase, you can receive regular annuity payments on a fixed or variable basis and for various periods of time depending on your need for income and the choices available under the Policy. See ANNUITY PAYMENTS for more information about Annuity Payment Options.

2.	PURCHASE

You can buy the Policy with a minimum investment of $10,000 for Non-Qualified Policies and $1,000 for Qualified Policies. You must obtain prior company approval to purchase a policy with an amount less than the stated minimum. You can add $500 or more to Non-Qualified Policies and $25 or more to Qualified Policies at any time during the Accumulation Phase. We reserve the right to reject cumulative Premium Payments over $1,000,000 (if riders are attached) and $2,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for policies with the same owner or same annuitant for issue ages 0 – 80. For issue ages over 80, we reserve the right to reject cumulative Premium Payments over $500,000 (if riders are attached) and $1,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for policies with the same owner or same annuitant.

3.	INVESTMENT CHOICES

When you purchase the Policy, your Premium Payments are deposited into the Separate Account VA CC (the “Separate Account”) or the fixed account, according to your allocation instructions. The Separate Account contains a number of Subaccounts that invest exclusively in shares of corresponding Portfolios of the underlying mutual funds (the “Subaccounts”). The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to Monumental, but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to the Policy Owners.

You can allocate your Premium Payments to one of several underlying fund portfolios listed under Investment Choices in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.

You can also allocate your premium payments to the fixed account.

We currently allow you to transfer money between any of the investment choices during the accumulation phase. We reserve the right to charge a $10 fee for each transfer in excess of 12 transfers per Policy Year and to impose restrictions and limitations on transfers.

4.	PERFORMANCE

The investment performance of the Subaccounts you choose directly affects the value of your Policy. For investments in the Subaccounts, you bear all investment risk (including the possible loss of principal), and investment results are not guaranteed.

From time to time, Monumental may advertise the investment performance of the Subaccounts. In doing so, it will use standardized methods prescribed by the Securities and Exchange Commission (“SEC”), as well as certain non-standardized methods.

Past performance does not indicate or predict future performance.

5.	EXPENSES

Note: The following section on expenses and the Policy Fee Table and Example apply only to Policies issued after the date of this prospectus. See “Appendix B” and “Appendix C” for information about prior versions of the Policy.

No sales load is deducted from Premium Payments.

No surrender charge applies to withdrawals. Full surrenders, partial withdrawals, and transfers from a Guaranteed Period Option of the fixed account may be subject to an Excess Interest Adjustment, however, which may increase or decrease the amount you receive. This adjustment may also apply to amounts applied to an Annuity Payment Option from a Guaranteed Period Option of the fixed account.

Monumental will deduct daily mortality and expense risk fees and administrative charges at an annual rate of either 0.75%, 0.60% or 0.55% from the assets in each Subaccount (depending on the death benefit you select).

On each Policy Anniversary and at the time of surrender during any Policy Year before the Annuity Commencement Date, we reserve the right to assess a service charge of up to $30 for policy administration expenses. In no event will the Service Charge exceed 2% of the Policy Value on the Policy Anniversary or at the time of surrender. The Service Charge will not be deducted on a Policy Anniversary or at the time of surrender if, at either of these times, (1) the sum of all Premium Payments less the sum of all withdrawals taken is at least $50,000 or (2) the Policy Value equals or exceeds $50,000.

If you elect the Initial Payment Guarantee when you annuitize, then there is an additional fee (during the income phase) currently equal to an annual rate of 1.25% of the daily net asset value in the Subaccounts. The fee may be higher or lower at the time you annuitize or elect the Initial Payment Guarantee.

If you select the Life with Emergency Cash® annuity payment option, then a surrender charge applies for the first four years after the Annuity Commencement Date. We can change the surrender charge, and you will be subject to whatever surrender schedule is in effect at the time that you annuitize under this option.

Upon full surrender, payment of a death benefit, or when annuity payments begin, we will deduct state premium taxes, if applicable. State premium taxes currently range from 0% to 3.5%, depending on the state.

The value of net assets of the Subaccounts will reflect the management fee and other expenses incurred by the Portfolios.

6.	ACCESS TO YOUR MONEY

You can take money out of your Policy at any time during the Accumulation Phase. Each withdrawal you make must be at least $500. If you have Policy Value in the fixed account, you may take all cumulative earnings of the fixed account under the Policy free of Excess Interest Adjustments. Amounts withdrawn from the fixed account in excess of cumulative earnings of the fixed account will be subject to Excess Interest Adjustments. You may have to pay income tax and a tax penalty on any money you take out. Withdrawals may be restricted under Qualified Policies.

Full and partial withdrawals are not generally permitted during the income phase unless you elect the Life with Emergency Cash® annuity payment option.

7.	ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options. The Policy allows you to receive an income guaranteed for as long as you live or until the second of two people dies. You may also choose to receive a guaranteed number of payments over a number of years. Most Annuity Payment Options are available on either a variable basis (where the amount of each payment rises or falls depending on the investment performance of the Portfolios of the underlying funds you have chosen) or a fixed basis (where the amount of each payment will remain level). If you select a variable payment option, the dollar amount of your payments may go up or down. However, the Initial Payment Guarantee is available (for an extra fee) under the Policy, and it guarantees a minimum amount for each annuity payment.

8.	DEATH BENEFIT

If the annuitant dies before the Income Phase begins, then a death benefit will become payable. If the owner is not the annuitant, no death benefit is paid if the owner dies; however required distribution rules require that the policy value be distributed upon the death of any owner.

Naming different persons as owner and annuitant can affect to whom amounts will be paid. Use care when naming owners, annuitants and beneficiaries, and consult your advisor if you have questions.

When you purchase a policy, you may choose an optional Guaranteed Minimum Death Benefit for an additional fee:

•	Return of Premium

•	Annual Step-Up to age 81—available if the owner or annuitant has not reached age 76 on the Policy Date.

Charges are lower if you do not choose an optional Guaranteed Minimum Death Benefit. After the Policy is issued, the death benefit option cannot be changed.

The death benefit is paid first to a surviving owner, if any; it is paid to the beneficiary only if there is no surviving owner.

9.	TAXES

Earnings, if any, are generally not taxed until taken out. If you take money out of a nonqualified policy during the Accumulation Phase, earnings come out first for federal tax purposes, and are taxed as ordinary income. For nonqualified and certain qualified policies, payments during the Income Phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income. For qualified policies, payments during the Income Phase are, in many cases, considered as all taxable income. If you are younger than 59 1/2 when you take money out, you may incur a 10% federal penalty tax on the taxable earnings.

10.	ADDITIONAL FEATURES

This Policy has additional features that might interest you. These features are not available in all states and may not be suitable for your particular situation. These include the following:

•

You can arrange to have money automatically sent to you monthly, quarterly, semi-annually or annually while your Policy is in the Accumulation Phase. This feature is referred to as the “systematic payout option.” Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.

•

You can elect an optional rider at the time of annuitization that guarantees your variable annuity payments will never be less than a percentage of the initial variable annuity payment. This feature is called the “Initial Payment Guarantee”. There is an extra charge for this rider.

•

Under certain medically related circumstances, we will allow you to surrender or partially withdraw your Policy Value without an Excess Interest Adjustment. This feature is called the “Nursing Care and Terminal Condition Withdrawal Option.”

•	Under certain unemployment circumstances, you may withdraw all or a portion of the Policy Value free of Excess Interest Adjustments. This feature is called the “Unemployment Waiver.”

•	You may make transfers and/or change the allocation of additional Premium Payments by telephone. We may restrict or eliminate this feature.

•

We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the Policy Value among the various subaccounts. This feature is called “Asset Rebalancing.”

•

You can arrange to have a certain amount of money (at least $500) automatically transferred from the fixed account or the Federated Prime Money Fund II subaccount either monthly or quarterly, into your choice of Subaccounts. This feature is called “Dollar Cost Averaging.”

11.	OTHER INFORMATION

Right to Cancel Period

You may return your Policy for a refund, but only if you return it in good order and within a prescribed period, which is usually 20 to 30 days after you receive the Policy, or whatever longer period may be required by state law. The amount of the refund will generally be Premiums paid, plus or minus accumulated gains or losses in the Separate Account. However, if state law requires, then we will refund your original Premium Payment(s). A returned Policy will be deemed void.

Section 1035 Exchanges

Before exchanging one annuity for another under Section 1035 of the Internal Revenue Code (“1035 Exchange”), you should compare both annuities carefully. If you exchange an annuity contract for the Policy described in this prospectus, then you might have to pay a surrender charge and tax, including a penalty tax, on your old annuity contract; other fees and charges may be higher (or lower) under this Policy, and the benefits under this Policy may be different. You should not exchange another annuity contract for this Policy unless you determine, after knowing all of the facts, that the change is in your best interest and not just better for the person trying to sell you this Policy. If you decide to purchase this Policy through a 1035 Exchange, you should speak to your financial professional or tax advisor to make sure that the transaction will be tax free. If you surrender your old annuity contract for cash and then buy a new annuity contract, for example, you may have to pay tax on the surrender.

State Variations

Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. Please note that this prospectus describes the material rights and obligations of a Policy Owner, and the maximum fees and charges for all policy features and benefits are set forth in the fee table of this prospectus. See your Policy for specific variations because any such state variation will be included in your Policy. See your advisor or contact us for specific information that may be applicable to your state.

Monumental Life Insurance Company

Monumental Life Insurance Company is a life insurance company incorporated under Iowa law. It is principally engaged in offering life insurance and annuity policies.

Separate Account VA CC

The Separate Account is a unit investment trust registered with the SEC and operating under Iowa law. The Separate Account has various Subaccounts dedicated to the Policy, each of which invests solely in a corresponding Portfolio of the underlying funds.

Condensed Financial Information

Please note that Appendix B contains a history of accumulation unit values in a table labeled “Condensed Financial Information.”

12.	INQUIRIES AND POLICY AND POLICYHOLDER INFORMATION

If you need more information or want to make a transaction, please contact us at:

Monumental Life Insurance Company

Administrative and Service Office

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

(800) 525-6205

You may check your policy at www.transamericaannuities.com. Follow the logon procedures. You will need your pre-assigned Personal Identification Number (“PIN”) to access information about your policy. We cannot guarantee that you will be able to access this site.

You should protect your PIN, because on-line (or telephone) options may be available and could be made by anyone who knows your PIN. We may not be able to verify that the person providing instructions using your PIN is you or someone authorized by you.

FEE TABLE(1)

The following table describes the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Cash Value between investment choices. State premium taxes may also be deducted, and Excess Interest Adjustments may be made to amounts surrendered or applied to Annuity Payment Options from Cash Value from the fixed account.

Policy Owner Transaction Expenses
Sales Load Imposed on Premiums	None
Contingent Deferred Sales Load (surrender charge)(2)	None
Transfer Fees(3)	$0 -$10
Special Service Fee	$0 -$25

(1)

The fee table applies only to the accumulation phase and reflects the maximum charges unless otherwise noted. During the income phase, the fees may be different than those described in the fee table. See Section 5, “Expenses.”

(2)	If you select the Life With Emergency Cash® annuity payment option, you will be subject to a surrender charge after the Annuity Commencement Date. See Section 5, “Expenses.”
(3)	Monumental does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for each Transfer in excess of 12 per Policy Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.

Annual Policy Service Charge	$0-30
Separate Account Annual Expenses (as a percentage of assets in the Separate Account)(1)
Base Separate Account Expenses:
Mortality and Expense Risk Fee(2)	0.40%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	0.55%
Optional Separate Account Annual Expenses:
Return of Premium Death Benefit(3)	0.05%
Annual Step-Up to age 81 Death Benefit(4)	0.20%
Total Separate Account Annual Expenses with Highest Optional Separate Account Expense(5)	0.75%

Optional Rider Fees – No Longer Available for New Sales

Architect Guaranteed Lifetime Withdrawal Benefit	Single Life Option	Joint Life Option
50% Maximum Equity Percentage	0.30%	0.45%
60% Maximum Equity Percentage	0.45%	0.65%
70% Maximum Equity Percentage	0.65%	1.00%

Guaranteed Minimum Income Benefit(6)	0.45%
Additional Death Benefit(7)	0.25%
Additional Death Benefit – Extra(8)	0.60%
Additional Death Distribution – II(9)	0.55%

(1)

If you elect the Initial Payment Guarantee at the time of annuitization, you will pay an additional fee—currently equal to an annual rate of 1.25% of the daily net asset value in the Subaccounts—that is reflected in the amount of the annuity payments that you receive. See Section 10, “Additional Features.”

(2)	The mortality and expense fee shown (0.40%) is for the Policy Value Death Benefit.
(3)	The fee for the Return of Premium Death Benefit (0.05%) is in addition to the base mortality and expense risk and administrative fees.
(4)	The fee for the Annual Step-Up to Age 81 Death Benefit (0.20%) is in addition to the base mortality and expense risk and administrative fees.
(5)	This reflects the base separate account expenses plus the fee for the Annual Step-Up to Age 81 Death Benefit, but does not include any annual optional rider fees.
(6)

The annual rider fee is o.45% of the minimum income base and is deducted on the rider anniversary only during the accumulation phase. If you annuitize under the rider, a guaranteed payment fee is deducted. See Appendix G.

(7)	The annual rider fee is 0.25% of the Policy Value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination. See Appendix H.
(8)	The annual rider fee is 0.60% of the Policy Value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination. See Appendix I.
(9)	The annual rider fee is 0.55% of the Policy Value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination. See Section Appendix J.

The next item shows the lowest and highest total operating expenses charged by the portfolios for the year ended December 31, 2011 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Portfolio Annual Operating Expenses(1)	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.19%	1.66%

(1)

The fee table information relating to the Portfolios is for the year ending December 31, 2011 (unless otherwise noted) and was provided to Monumental by the underlying funds, their investment advisors or managers, and Monumental has not and cannot independently verify the accuracy or completeness of such information. Actual future expenses of the Portfolios may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

EXAMPLE(1)

The following examples are intended to help you compare the cost of investing in the Policy with the cost of investing in other variable annuity policies. These costs include Policy Owner transaction expenses, Policy fees, Separate Account annual expenses, and Portfolio fees and expenses.

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2011, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods, assuming (1) a 5% annual rate of return; and (2) the Architect Guaranteed Lifetime Withdrawal Benefit (which is no longer available for new sales) has been selected. As noted in the Fee Table, the Policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Policy or withdraw the entire value of your Policy at the end of the applicable period as a lump sum or under one of the Policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

	1 Year	3 Years	5 Years	10 Years
Annual Step-Up to Age 81 Death Benefit Option (0.75%)	$347	$1,053	$1,776	$3,658
Return of Premium Death Benefit Option (0.60%)	$332	$1,009	$1,702	$3,514
Policy Value Death Benefit Option (0.55%)	$327	$994	$1,677	$3,465

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2011, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods, and assuming (1) a 5% annual rate of return; and (2) no optional riders have been selected. As noted in the Fee Table, the Policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Policy or withdraw the entire value of your Policy at the end of the applicable period as a lump sum or under one of the Policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

	1 Year	3 Years	5 Years	10 Years
Annual Step-Up to Age 81 Death Benefit Option (0.75%)	$247	$761	$1,301	$2,777
Return of Premium Death Benefit Option (0.60%)	$232	$716	$1,226	$2,626
Policy Value Death Benefit Option (0.55%)	$227	$700	$1,200	$2,576

(1)	Different fees and expenses not reflected in the example may be assessed during the income phase of the Policy.

You should not consider this example to be a representation of past or future expenses or performance. Actual expenses may be higher than those shown, subject to the guarantees in the Policy. In addition, your rate of return may be more or less than the 5% assumed in the example. This example does not reflect any premium taxes.

For information concerning compensation paid for sale of the Policies, see “Distribution of the Policies.”

1. THE ANNUITY POLICY

The Advisor’s EdgeSM variable annuity is a flexible-premium variable annuity offered by Monumental. The Policy provides a means of investing on a tax-deferred basis in various Portfolios of the underlying mutual funds (the “Portfolios”) and a fixed account. The fixed account offers interest rates that Monumental guarantees will not decrease during the selected guaranteed period. There may be a different interest rate for each different guaranteed period that you select. The Guaranteed Period Options are the various interest rate periods for the fixed account which Monumental may offer and into which Premium Payments may be paid or amounts transferred.

Who Should Invest

The Policy is intended for long-term investors who want tax-deferred accumulation of funds, generally for retirement, but also for other long-term investment purposes. The tax-deferred feature of the Policy is most attractive to investors in high federal and state marginal tax brackets who have exhausted other avenues of tax deferral, such as pre-tax contributions to employer-sponsored retirement or savings plans. There is no additional tax deferral benefit when the Policy is purchased to fund a qualified plan.

Do not purchase this Policy if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your Policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this Policy, you represent and warrant that you are not using the Policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

About the Policy

The Advisor’s EdgeSM variable annuity is a contract between you, the Policy Owner, and Monumental, the issuer of the Policy. (For Policies issued before the date of this prospectus – Owners of Policy Number NA103 should also refer to Appendix B; and owners of Policy Number AV515 101 130 600 should refer to Appendix C, for further information about specific policy features.)

The Policy provides benefits in two distinct phases: accumulation and income.

Accumulation Phase

The Accumulation Phase starts when you purchase your Policy and ends immediately before the Annuity Commencement Date, when the Income Phase starts. During the Accumulation Phase, you choose to allocate your investment in the Policy among the various available Portfolios and the fixed account. The Policy is a variable annuity because the value of your investment in the Subaccounts can go up or down depending on the investment performance of the Subaccounts you choose. You could lose the amount that you allocate to the Subaccounts. The Policy is a flexible-premium annuity because after you purchase it, you can make additional investments of at least $500 until the Income Phase begins; you are not required to make any additional investments. During this phase, you are generally not taxed on earnings from amounts invested unless you make withdrawals.

Other benefits available during the Accumulation Phase include the ability to:

•	Make transfers among your investment choices without current tax consequences. (See Transfers Among the Subaccounts and the Fixed Account)

•

Withdraw all or part of your money with no surrender penalty charged by Monumental, although you may incur income taxes and a 10% penalty tax and Excess Interest Adjustment. (See ACCESS TO YOUR MONEY - Full and Partial Withdrawals.)

Income Phase

During the Income Phase, you receive regular annuity payments. The amount of these payments is based in part on the amount of money accumulated under your Policy and the Annuity Payment Option you select. The Annuity Payment Options are explained at ANNUITY PAYMENTS.

At your election, payments can be either variable or fixed. If variable, the payments rise or fall depending on the investment performance of the Subaccounts you choose. However, if you annuitize under the Initial Payment Guarantee, then you will receive stabilized annuity payments that will never be less than a percentage of your initial annuity payment. There is an extra charge for this rider. If fixed, the payment amounts are level.

Annuity payments are available in a wide variety of options, including payments over a specified period or for life (for either a single life or joint lives), with or without a guaranteed number of payments.

The Separate Account

When you purchase a Policy, money you have allocated to the Subaccounts is deposited into Monumental’s Separate Account VA CC. The Separate Account contains a number of Subaccounts that invest exclusively in shares of the corresponding Portfolios. The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to Monumental, but are accounted for separately from Monumental’s other assets and can be used only to satisfy its obligations to Policy Owners.

2. PURCHASE

Customer Order Form and Issuance of Policies

To invest in the Advisor’s EdgeSM variable annuity, you should send a completed customer order form and your initial Premium Payment to the address indicated on the customer order form. If you wish to make a personal delivery by hand or courier to Monumental of your completed customer order form and initial Premium Payment (rather than through the mail), do so at our Administrative and Service Office, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. Monumental will issue a Policy only if the Annuitant and Joint Annuitant are 85 years of age or younger.

If the customer order form and any other required documents are received in good order, Monumental will issue the Policy and will credit the initial Premium Payment within two Business Days after receipt. (A Business Day is any day that the New York Stock Exchange is open for regular trading.) Along with the Policy, Monumental will also send a Policy acknowledgment form, which you should complete, sign, and return in accordance with its instructions.

If Monumental cannot credit the initial Premium Payment because the customer order form or other required documentation is incomplete, Monumental will contact the applicant in writing, explain the reason for the delay, and refund the initial Premium Payment within five Business Days unless the applicant consents to Monumental retaining the initial Premium Payment and crediting it as soon as the necessary requirements are fulfilled.

Qualified Policy

In addition to Non-Qualified Policies, Monumental also offers the Advisor’s Edge® as a Qualified Policy. Note that Qualified Policies contain certain other restrictive provisions limiting the timing of payments to and distributions from the Qualified Policy.

When the term “Qualified Policy” is used in this prospectus we mean a Policy that qualifies as a tax sheltered annuity or an individual retirement annuity under Section 403(b), 408(b), or 408A of the Internal Revenue Code. Pursuant to new tax regulations, starting January 1, 2009 the policy is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) policies.

Premium Payments

A Premium Payment is any amount you use to buy or add to the Policy. A Premium Payment may be reduced by any applicable premium tax. In that case, the resulting amount is called a net Premium Payment. The initial net Premium Payment is credited to the Policy within two Business Days of receipt (in good order) of the Premium Payment, customer order form and other required documents.

A Few Things to Keep in Mind Regarding Premium Payments

•	The minimum initial Premium Payment for a Non-Qualified Policy is $10,000.

•	The minimum initial Premium Payment for a Qualified Policy is $1,000.

•	You must obtain prior company approval to purchase a policy with an amount less than the stated minimum.

•

We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Monumental Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from rollovers or transfers from other financial institutions. Any third party checks not accepted by Monumental will be returned.

•	We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.

•	You may make additional Premium Payments at any time during the Accumulation Phase and while the Annuitant or Joint Annuitant, if applicable, is living. Additional Premium Payments must be at least $500 for Non-Qualified Policies. Additional Premium Payments must be at least $25 for Qualified Policies.

•

Additional Premium Payments received (in good order) before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) are credited to the Policy as of the close of business that same day.

•

For issue ages 0 – 80, we reserve the right to reject cumulative Premium Payments over $1,000,000 (if riders are attached) and $2,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for policies with the same owner or same annuitant issued by us or an affiliate. For issue ages over 80, we reserve the right to reject cumulative Premium Payments over $500,000 (if riders are attached) and $1,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for policies with the same owner or same annuitant issued by us or an affiliate.

•	Your initial net Premium Payment will be invested on the Policy Date among the Subaccounts selected in your customer order form. See Allocation of Premium Payments, below, for more information.

The date on which the Policy is issued is called the Policy Date. A Policy Anniversary is any anniversary of the Policy Date. A Policy Year is a period of twelve months starting with the Policy Date or any Policy Anniversary.

There may be delays in our receipt of applications that are outside of our control. Any such delays will affect when your Policy can be issued and your Premium Payment(s) allocated among your investment choices.

Purchasing by Wire

For wiring instructions, please contact our Administrative and Service Office at 800-525-6205.

Allocation of Premium Payments

You specify on the customer order form what portion of your Premium Payments you want to be allocated among which Subaccounts and which Guaranteed Period Options. You may allocate your Premium Payments to one or more Subaccounts or to any of the Guaranteed Period Options. All allocations you make to the Subaccounts must be in whole-number percentages totaling 100%. Monumental reserves the right to refuse any Premium Payment.

Should your investment goals change, you may change the allocation percentages for additional net Premium Payments by sending written notice to or by calling Monumental. Requests for Transfers received in good order before the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed as of that day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

WHAT’S MY POLICY WORTH TODAY?

Policy Value

The Policy Value of your Policy is the value of all amounts accumulated under the Policy during the Accumulation Phase (similar to the current market value of a mutual fund account). When the Policy is opened, the Policy Value is equal to your initial net Premium Payment. On any Business Day thereafter, the Policy Value equals the Policy Value from the previous Business Day, plus –

•	any additional net Premium Payments credited

•	any increase in the Policy Value attributable to investment results of the Subaccount(s) you selected and the interest credited to the Guaranteed Period Options minus –

•	any decrease in the Policy Value attributable to investment results of the Subaccount(s) you selected

•	the daily Mortality and Expense Risk Fee

•	the daily Administrative Expense Charge

•	the Annual Policy Service Charge and any rider charges, if applicable

•	any withdrawals (including the net effect of any applicable Excess Interest Adjustments on such withdrawals)

•	any charges for Transfers made after the first twelve in a Policy Year

•	any Premium Taxes that occur during the Valuation Period.

(The Cash Value, which is what you receive if you fully withdraw (i.e., surrender) your Policy, is the Policy Value plus or minus any applicable Excess Interest Adjustment, and minus certain fees and charges.)

The Valuation Period is any period between two successive Business Days beginning at the close of business of the first Business Day (generally 4:00 p.m. Eastern time) and ending at the close of business of the next Business Day.

You should expect the Policy Value of your Policy to change from Valuation Period to Valuation Period, reflecting the investment experience of the Subaccounts you have selected as well as the daily deduction of charges.

An Accumulation Unit is a measure of your ownership interest in the Policy during the Accumulation Phase. When you allocate your net Premium Payments to a selected Subaccount, Monumental will credit a certain number of Accumulation Units to your Policy. Monumental determines the number of Accumulation Units it credits by dividing the dollar amount you have allocated to a Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period in which the payment is credited. Each Subaccount has its own Accumulation Unit Value (similar to the share price (net asset value) of a mutual fund). The Accumulation Unit Value varies each Valuation Period with the net rate of return of the Subaccount. The net rate of return reflects the performance of the Subaccount for the Valuation Period and is net of asset charges to the Subaccount. The Policy Value in each Subaccount equals the number of Accumulation Units in the Subaccount multiplied by the Accumulation Unit Value for that Subaccount.

All dividends and capital gains earned will be reinvested and reflected in the Accumulation Unit Value.

3. INVESTMENT CHOICES

The Advisor’s EdgeSM variable annuity offers you a means of investing in various Portfolios offered by different investment companies (by investing in corresponding subaccounts) and a fixed account. The companies that provide investment advice and administrative services for the Portfolios offered through this Policy are listed in Appendix A: Portfolios Associated with the Subaccounts. For information about the fixed account and the Guaranteed Period Options, see The Fixed Account.

There is no assurance that a Portfolio will achieve its stated objective.

The general public may invest in the Portfolios only through certain insurance policies and qualified plans. The investment objectives and policies of the Portfolios may be similar to those of certain publicly available funds or portfolios. You should not expect the investment results of the Portfolios to be the same as those of publicly available funds and portfolios.

Additional information regarding the investment objectives and policies of the Portfolios and the investment advisory services, total expenses, and charges can be found in the current prospectuses for the corresponding Funds. You should read the prospectuses for the Portfolios carefully before you invest.

Note: If you received a summary prospectus for any of the Portfolios listed below, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

You can obtain prospectuses for the Portfolios by calling or writing to our Administrative and Service Office.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Monumental, and Monumental may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because you bear the investment risk, you should carefully consider decisions you make regarding your investment allocations. Note: Certain Portfolios have similar names. It is important that you state or write the full name of the Portfolio to which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of a requested allocation amount being credited to the Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the Fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

We do not guarantee that any Subaccounts will always be available for Premium Payments, allocations, or transfers.

We also reserve the right to limit the number of Subaccounts you are invested in at any one time.

Addition, Deletion or Substitution of Investments

Monumental cannot and does not guarantee that any of the subaccounts will always be available for Premium Payments, allocations or transfers. Monumental retains the right, subject to any applicable law, to make certain changes in the separate account and its investments. Monumental reserves the right to eliminate the shares of any portfolio held by a subaccount and to substitute shares of another portfolio of the underlying funds, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in the judgment of Monumental, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, as amended, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the prior approval of the Securities and Exchange Commission (“SEC”). Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuities, or from affecting an exchange between series or classes of variable annuities on the basis of your requests.

New subaccounts may be established when, in the sole discretion of Monumental, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by Monumental. Each additional subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. Monumental may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, Monumental will notify you and request reallocation of the amounts invested in the eliminated subaccount.

Similarly, Monumental may, at its discretion, close a subaccount to new investment (either transfers or premium payments). If you allocate Premium Payments to a subaccount that is closed to new investment, we will require new instructions. If we do not receive new instructions, the requested transaction will be canceled and the Premium Payment will be returned.

In the event of any such substitution or change, Monumental may, by appropriate endorsement, make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required or (iii) combined with one or more other separate accounts.

To the extent permitted by applicable law, Monumental also may (i) transfer the assets of the separate account associated with the policies to another account or accounts, (ii) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (iii) create new separate accounts, (iv) add new subaccounts to or remove existing subaccounts, or (v) add new underlying fund portfolios, or substitute a new fund for an existing fund.

The Fixed Account

Premium Payments allocated and amounts transferred to the fixed account become part of Monumental’s general account. Interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 and 1940 Acts. Monumental has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the fixed account.

While we do not guarantee that the fixed account will always be available for new investment, we do guarantee that the interest credited to the fixed account will not be less than the guaranteed minimum effective annual interest rate shown on your Policy (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum. At the end of the Guaranteed Period Option you selected, the value in the Guaranteed Period Option will automatically be transferred into a new Guaranteed Period Option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment choice by giving us notice within 30 days before the end of the expiring guaranteed period.

Full and partial surrenders and transfers from a Guaranteed Period Option of the fixed account are subject to an Excess Interest Adjustment (except at the end of the guaranteed period). This adjustment will also be made to amounts that you apply to an annuity payment option. This adjustment may increase or decrease the amount of interest credited to your Policy. The Excess Interest Adjustment will not decrease the interest credited to your Policy below the guaranteed minimum, however.

We also guarantee that upon full surrender your Cash Value attributable to the fixed account will not be less than the amount required by the applicable nonforfeiture law at the time the Policy is issued.

If you select the fixed account, your money will be placed with Monumental’s other general assets. The amount of money you are able to accumulate in the fixed account during the Accumulation Phase depends upon the total interest credited. The amount of annuity payments you receive during the Income Phase from the fixed portion of your Policy will remain level for the entire Income Phase.

We reserve the right to refuse any Premium Payment or transfer to the fixed account.

Transfers Among the Subaccounts and the Fixed Account

Should your investment goals change, you may make transfers of money among the Subaccounts and the Fixed Account, subject to limitations described above which we reserve the right to impose, and the following conditions:

•

You may make requests for transfers in writing or by telephone. Monumental will process requests it receives in good order before the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

•	The minimum amount you may transfer from a Subaccount is $500 (unless the Policy Value in a Subaccount is less than $500).

•	Monumental does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for Transfers in excess of 12 per Policy Year.

•	Transfers out of a Guaranteed Period Option of the fixed account are limited to the following:

•

Within 30 days before the end of the guaranteed period you must notify us that you wish to transfer the amount in that Guaranteed Period Option to another investment choice. No Excess Interest Adjustment will apply.

•	Transfers of amounts equal to interest credited. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest Premium Payment first.

•

Other than at the end of a guaranteed period, transfers of amounts from the Guaranteed Period Option (in excess of interest credited), are subject to an Excess Interest Adjustment. If the adjustment is negative, then the maximum amount you can transfer is 25% of the amount in that

Guaranteed Period Option, less any previous transfers during the current Policy Year. (Note: This restriction may prolong the period of time it takes to transfer the full amount in a Guaranteed Period Option of The Fixed Account. You should carefully consider whether investment in The Fixed Account meets your needs and investment criteria.) If the adjustment is positive, then we do not limit the amount that you can transfer.

•	Transfers of the Guaranteed Period Option amounts equal to interest credited must be at least $50.

•	There are no transfers permitted out of the Dollar Cost Averaging Fixed Account Option except through the dollar cost averaging program.

Market Timing and Disruptive Trading

Statement of Policy. This variable insurance product was not designed for the use of market timers, frequent or disruptive traders (frequent transfers are considered to be disruptive). Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing or disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some policy owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected. If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing these services.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and the general amount may change quickly.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•

expressly limit the number or size of transfers in a given period except for certain Subaccounts where an underlying fund Portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	limit the number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment choices available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment choices under the variable insurance product. In addition, we may not honor transfer requests if any variable investment choice that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

Policy owners should be aware that we are required to provide to an underlying fund portfolio or its designee, promptly upon request, certain information about the trading activity of individual policy owners, and to restrict or prohibit further purchases or transfers by specific policy owners identified by an underlying fund portfolio as violating the frequent trading policies established for that portfolio.

Omnibus Orders. Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment choices correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

4. PERFORMANCE

The Company periodically advertises performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures will also reflect the premium enhancement, if any.

Third, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.

Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.

5. EXPENSES

There are charges and expenses associated with the Policy that reduce the return on your investment in the Policy.

Excess Interest Adjustment

Withdrawals from the fixed account may be subject to an Excess Interest Adjustment. This adjustment could retroactively reduce the interest credited in the fixed account to the guaranteed minimum or increase the amount credited. This adjustment may also be made to amounts applied to an Annuity Payment Option. See “Excess Interest Adjustment” in the Statement of Additional Information.

Annual Policy Service Charge

We reserve the right to assess an Annual Policy Service Charge of up to $30 (but no more than 2% of your Policy Value at the time of deduction) for policy administrative expenses. We will not assess this charge on your Policy if (1) the sum of all Premium Payments less the sum of all withdrawals taken is at least $50,000; or (2) your Policy Value equals or exceeds $50,000.

Mortality and Expense Risk Fee

Monumental charges a fee as compensation for bearing certain mortality and expense risks under the Policy. The annual charge is assessed daily based on the net assets of the Separate Account. The annual Mortality and Expense Risk Fee is dependent on the death benefit option you select on the customer order form. For the Policy Value Death Benefit

Option, the mortality and expense risk fee is at an annual rate of 0.40%. For the Return of Premium Death Benefit Option, the mortality and expense risk fee is at an annual rate of 0.45%. For the Annual Step-Up to age 81 Death Benefit Option, the mortality and expense risk fee is at an annual rate of 0.60%.

We guarantee that the annual charge described above will not increase. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to Monumental’s surplus. If the charges collected under the Policy are not enough to cover actual costs or assumed risks, then Monumental will bear the loss. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.

A Closer Look At The Mortality and Expense Risk Fee

Monumental assumes mortality risk in two ways. First, where Policy Owners elect an Annuity Payment Option under which Monumental guarantees a number of payments over a life or joint lives, Monumental assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live. Second, Monumental assumes mortality risk in guaranteeing a minimum Death Benefit in the event the Annuitant dies during the Accumulation Phase.

The expense risk that Monumental assumes is that the charges collected for administrative expenses, which are based on rates that are guaranteed not to increase above rates shown for the life of the Policy, may not cover the actual costs of issuing and administering the Policy.

Administrative Expense Charge

Monumental assesses each Policy an annual Administrative Expense Charge to cover the cost of issuing and administering each Policy and of maintaining the Separate Account. The Administrative Expense Charge is assessed daily at a rate equal to 0.15% annually of the net asset value of the Separate Account.

Special Service Fees

We will deduct a charge for special services, such as overnight delivery, up to $25 per service provided.

Transfer Fee

You are generally allowed to make 12 free transfers per policy year before the Annuity Commencement

Date. If you make more than 12 transfers per policy year, we reserve the right to charge $10 for each additional transfer. Premium Payments, asset rebalancing and dollar cost averaging transfers are not considered transfers for the purpose of assessing a transfer fee. All transfer requests made at the same time are treated as a single transfer.

Premium Taxes

Some states assess premium taxes on the Premium Payments that you make. We currently do not deduct for these taxes at the time you make a Premium Payment. However, we will deduct the total amount of premium taxes, if any, from the Policy Value when:

•	you begin receiving annuity payments;

•	you surrender the Policy; or

•	a death benefit is paid.

Initial Payment Guarantee

If you elect the Initial Payment Guarantee at the time of annuitization, then there is a fee (during the income phase) currently at an annual rate of 1.25% of the daily net asset value in the Subaccounts. The fee may be higher or lower at the time you annuitize and elect the rider.

Life with Emergency Cash® Surrender Charge

If you select the Life with Emergency Cash® annuity payment option, then you can surrender your Policy even after annuity payments have begun. However, there is a surrender charge during the first four years after the Annuity Commencement Date. The following schedule shows the current surrender charge:

Number of years Since Annuity Commencement Date	Surrender Charge (as a percentage of adjusted policy value)
0-1	4%
1-2	3%
2-3	2%
3-4	1%
4 or more	0%

We can change the surrender charge, and you will be subject to whatever surrender schedule is in effect at the time you annuitize under the Life with Emergency Cash® annuity payment option.

Note carefully the following three things about this surrender charge:

•	this surrender charge is measured from the Annuity Commencement Date and not from the Premium Payment date;

•	this charge is a percentage of the Adjusted Policy Value applied to the Life with Emergency Cash® annuity payment option, and not a percentage of premium; and

•	under this payment option, there is no surrender charge free amount.

Portfolio Expenses

The value of the assets in the Separate Account will reflect the fees and expenses paid by the Portfolios. The lowest and highest Portfolio expenses for the previous calendar year are found in the “Fee Table” section of this prospectus. See the prospectuses for the underlying fund Portfolios for more information.

Revenue We Receive

This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the Portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below. While only certain of the types of payments described below may be made in connection with your particular Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Policy.

We (and/or our affiliates) may receive some or all of the following types of payments:

•

Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the policies, indirectly receive12b-1 fees from the funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the Portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment advisor or sub-advisor realized on the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular Portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Monumental and/or TCI
Fund	Maximum Fee % of assets(1)
Transamerica Series Trust(2)	0.25%
AllianceBernstein Variable Products Series Fund, Inc.	0.45%
Columbia Funds Variable Insurance Trust	0.15%
DFA Investment Dimensions Group Inc.	0.00%
The Dreyfus Socially Responsible Growth Fund, Inc.	0.55%
Dreyfus Variable Investment Fund	0.55%
Federated Insurance Series	0.25%
Fidelity Variable Insurance Products Fund(3)	0.10%
Nationwide Variable Investment Trust	0.25%
Vanguard Variable Insurance Fund	0.00%
Wanger Advisors Trust	0.15%
Wells Fargo Advantage Variable Trust Funds	0.25%

(1)

Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each Portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on Subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.

(2)	Transamerica Series Trust (“TST”): Because TST is managed by our affiliate Transamerica Asset Management, Inc. (“TAM”), an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund Portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the policyholders who invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2011 we received $385,179.34 in benefits from TAM pursuant to these arrangements. This includes the 0.25% amount in the above chart. We anticipate receiving comparable amounts in the future.
(3)	Fidelity® Variable Insurance Products Fund: We receive this percentage once $100 million in fund shares are held by the subaccounts of the Company and its affiliates.

Proceeds from certain of these payments by the Portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Distribution of the Policies” in this prospectus.

6. ACCESS TO YOUR MONEY

The value of your Policy can be accessed during the Accumulation Phase:

•	by making a full or partial withdrawal; and

•	by taking systematic payouts.

On or before the Annuity Commencement Date, the Policy Value is equal to the owner’s:

•	Premium Payments; minus

•	partial withdrawals (including the net effect of any applicable Excess Interest Adjustments on such withdrawals); plus

•	interest credited in the fixed account; plus or minus

•	accumulated gains or losses in the separate account; minus

•	service charges, rider fees, Premium Taxes, and transfer fees, if any.

Full and Partial Withdrawals

You may withdraw all or part of your money at any time during the Accumulation Phase of your Policy. All partial withdrawals must be for at least $500. Withdrawals may be restricted under tax sheltered annuity policies. If your policy was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

On the business day that Monumental receives your request for a full withdrawal, the amount payable is the Cash Value. You will receive:

•	the value of your Policy; plus or minus

•	any Excess Interest Adjustment; minus

•	any applicable Premium Taxes, annual service charges and any rider fees.

To make a withdrawal, send your written request on the appropriate Monumental form to our Administrative and Service Office. Please note: All withdrawal requests must be submitted in good order to avoid a delay in processing your request.

Because you assume the investment risk for amounts allocated to the Portfolios under the Policy, and because of certain fees and charges, the total amount paid upon a full withdrawal of the Policy may be more or less than the total Premium Payments made (taking prior withdrawals into account).

Excess Interest Adjustment

Money that you withdraw from a Guaranteed Period Option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the Guaranteed Period Option) may be subject to an Excess Interest

Adjustment. At the time you request a withdrawal, if interest rates set by Monumental have risen since the date of the initial guarantee, the Excess Interest Adjustment will result in a lower Cash Value on surrender. However, if interest rates have fallen since the date of the initial guarantee, the Excess Interest Adjustment will result in a higher Cash Value on surrender or transfer.

Generally, all withdrawals from a Guaranteed Payment Option (including transfers) in excess of your cumulative interest earnings in that option are subject to an Excess Interest Adjustment. Beginning in the first Policy Year you can withdraw up to your cumulative earnings each Policy Year, in one or more withdrawals, without an Excess Interest Adjustment. This is referred to as the “free amount.”

There will be no Excess Interest Adjustment on any of the following:

•	lump sum withdrawals of the free amount available;

•	nursing care and terminal condition withdrawals

•	unemployment withdrawals;

•	withdrawals to satisfy the minimum distribution requirements for Qualified Policies; and

•	Systematic Payout Option payments, which do not exceed cumulative interest credited at the time of payment.

Please note that under these circumstances you will not receive a higher Cash Value if interest rates have fallen nor will you receive a lower Cash Value if interest rates have risen.

Payment of Full or Partial Withdrawal Proceeds

Monumental will pay cash withdrawals within seven business days after receipt in good order (at our Administrative and Service Office) of your written request for withdrawal except in one of the following situations, in which Monumental may delay the payment beyond seven days:

•	the New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted

•	an emergency exists as defined by the SEC, or the SEC requires that trading be restricted

•	the SEC permits a delay for your protection as a Policy Owner

•	the payment is derived from premiums paid by check, in which case Monumental may delay payment until the check has cleared your bank

Transfers of amounts from the Subaccounts may also be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Federated Prime Money Fund II portfolio suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Federated Prime Money Fund II portfolio until the portfolio is liquidated.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a Premium Payment and/or “freeze” a Policy Owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies or departments.

Signature Guarantees

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee or Notary Public Stamp as required by us) for the following transaction requests:

•	Any surrenders over $250,000;

•	Certain surrenders on or within 15 days of an ownership change;

•

Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that Contract owner’s account. PLEASE NOTE: This requirement will not apply to disbursement requests made in connection with exchanges of one annuity contract for another with the same owner in a “tax free exchange”;

•	Any surrender when the Company does not have an originating or guaranteed signature on file.

•	Any other transaction where we require.

We may change the specific requirements listed above, or add Signature Guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205.

You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the

Medallion Signature Guarantee program. This includes many:

•	National and state banks

•	Savings banks and savings and loan association;

•	Securities brokers and dealers; and

•	Credit Unions.

The best source of a Medallion Signature Guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a Medallion Signature Guarantee. Notarization will not substitute for a Medallion Signature Guarantee when required.

Taxation of Withdrawals

For important information on the tax consequences of withdrawals, see Taxation of Full and Partial Withdrawals, and Penalty Taxes on Certain Early Withdrawals.

Tax Withholding on Withdrawals

If you do not provide Monumental with a written request not to have federal income taxes withheld when you request a full or partial withdrawal, federal tax law requires Monumental to withhold federal income taxes from the taxable portion of any withdrawal and send that amount to the federal government. Eligible Rollover Distributions from tax sheltered annuity policies are subject to mandatory withholding.

7. ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options.

Starting the Income Phase

As Policy Owner, you exercise control over when the Income Phase begins by specifying an Annuity Commencement Date on the customer order form when you purchase the Policy. The Annuity Commencement Date is the date on which annuity payments begin. You may also change the Annuity Commencement Date at any time in by giving us notice (in good order) with the information we need, as long as the Annuitant or Joint Annuitant is living. New Annuity Commencement Dates less than 30 days from the day Monumental receives notice of it require prior approval. This date may be any date at least thirty days after the Policy Date and may not be later than the last day of the month following the month in which the Annuitant attains age 95.

The Annuity Commencement Date for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Annuity Payment Options

The Policy provides four Annuity Payment Options that are described below. You may choose any combination of Annuity Payment Options. Monumental will use your Adjusted Policy Value to provide these annuity payments. The Adjusted Policy Value is the Policy Value increased or decreased by any applicable Excess Interest Adjustment. If the Adjusted Policy Value on the Annuity Commencement Date is less than $2,000, Monumental reserves the right to pay it in one lump sum in lieu of applying it under an Annuity Payment Option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (Monumental reserves the right to change the frequency if payments would be less than $50.)

If you choose to receive fixed payments, then the amount of each payment will be set on the Annuity Commencement Date and will not change. You may, however, choose to receive variable payments under Annuity Payment Options 2 and 4. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in your Policy. The dollar amount of additional variable payments will vary based on the investment performance of the Subaccount(s). The dollar amount of each variable payment after the first may increase, decrease, or remain constant. If the actual investment performance exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain equal. If actual investment performance exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance is lower than the assumed investment return, the amount of the variable annuity payments would decrease. These changes may only occur on an annual basis, however, if you receive stabilized payments under the Initial Payment Guarantee.

A charge for Premium Taxes and an Excess Interest Adjustment may be made when annuity payments begin.

The Annuity Payment Options are explained below. Options 1 and 3 are fixed only. Options 2 and 4 can be fixed or variable.

•

Payment Option 1—Income for a Specified Period. We will make level payments only for a fixed period you choose, which may be from 10 to 20 years. The specified period may not exceed your life expectancy. No funds will remain at the end of the period.

•	Payment Option 2—Life Income. You may choose between:

Fixed Payments

•	No Period Certain–We will make level payments only during the annuitant’s lifetime.

•	Period Certain—We will make level payments for the longer of the annuitant’s lifetime or a period you choose, which may be from 10 to 20 years.

•

Guaranteed Return of Policy Proceeds—We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we make to you equals the amount applied to this Annuity Payment Option.

Variable Payments

•	No Period Certain—Payments will be made only during the lifetime of the annuitant.

•	10 Years Certain—Payments will be made for the longer of the annuitant’s lifetime or ten years.

Life with Emergency Cash® (fixed or variable)

Payments will be made during the lifetime of the annuitant. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see

“Expenses” for the surrender charge schedule) You will be subject to whatever surrender charge schedule is in effect at the time you annuitize under this Annuity Payment Option. The Life with Emergency Cash® benefit will continue through age 100 of the annuitant.

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the annuitant and is generally equal to the surrender value without any surrender charges. For Qualified Policies the death benefit ceases on the date the annuitant reaches the IRS age limitation. The amount of the death benefit is calculated the same as the “Emergency Cash Benefit” under the rider. The Emergency Cash Benefit is determined by multiplying the current annuity payment that is supported by the “Surrender Factor” (a factor used to determine the amount that is available to surrender) that is included on the Emergency Cash Benefit Schedule in the rider, less any applicable surrender charges. The beneficiary may choose an Annuity Payment Option, or may choose to receive a lump sum.

•

Payment Option 3—Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. The duration of the payments may not exceed the annuitant’s life expectancy. This will be a series of level payments followed by a smaller final payment.

•	Payment Option 4—Joint and Survivor Annuity. You may choose between:

Fixed Payments

•	No Period Certain. Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

Variable Payments

•	No Period Certain. Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

Life with Emergency Cash® (fixed or variable)

Payments will be made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living. With the Life with

Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this Annuity Payment Option. The Life with Emergency Cash® benefit will continue through age 100 of the surviving joint annuitant.

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the surviving joint annuitant and is generally equal to the surrender value without any surrender charges. For Qualified Policies the death benefit ceases on the date the surviving joint annuitant reaches the IRS joint age limitation.

The amount of the death benefit is calculated the same as the “Emergency Cash Benefit” under the rider. The Emergency Cash Benefit is determined by multiplying the current annuity payment that is supported by the “Surrender Factor” (a factor used to determine the amount that is available to surrender) that is included on the Emergency Cash Benefit Schedule in the rider, less any applicable surrender charges. The beneficiary may choose an Annuity Payment Option, or may choose to receive a lump sum.

Other Annuity Payment Options may be arranged by agreement with Monumental. Some Annuity Payment Options may not be available in all states.

Note: If your Policy is a Qualified Policy, then payment options 1 and 3 may not satisfy minimum required distribution rules. Consult a tax advisor before electing either of these options.

NOTE CAREFULLY:

IF:

•	you choose Life Income with No Period Certain or a Joint and Survivor Annuity; and

•	the annuitant(s) dies before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

•	we may make only one (two, three, etc.) annuity payments.

IF:

•	you choose Income for a Specified Period, Life Income with 10 years Certain, Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and

•	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

•	the remaining guaranteed payments will be continued to that person’s beneficiary, or their present value may be paid in a single sum.

However, IF:

•	you choose Life with Emergency Cash®; and

•	the annuitant dies before age 101;

THEN:

•	the Life with Emergency Cash® death benefit will be paid.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee’s address of record. The person receiving payments is responsible for keeping Monumental informed of his/her current address.

You must annuitize your policy no later than the maximum annuity commencement date specified in your policy (earlier for certain distribution channels). If you do not elect an annuity payment option, the default option will generally be Option 2 Life with 10 Years Certain, and all optional benefits (including guaranteed minimum death benefits and living benefits) will terminate upon annuitization.

Calculating Annuity Payments

Fixed Annuity Payments. Each fixed Annuity Payment is guaranteed to be at least the amount shown in the Policy’s Annuity Tables corresponding to the Annuity Payment Option selected.

Variable Annuity Payments. To calculate variable Annuity Payments, Monumental determines the amount of the first variable Annuity Payment. The first variable Annuity Payment will equal the amount shown in the applicable Annuity Table in the Policy. This amount depends on the value of your Policy on the Annuity Commencement Date, the sex and age of the Annuitant (and Joint Annuitant where there is one), the Annuity Payment Option selected, and any applicable Premium Taxes.

Impact of Annuitant’s Age on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Because payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant’s Sex on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the sex of the Annuitant and Joint Annuitant will affect the amount of each payment. Because payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Annuity Payments. The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

A Few Things to Keep in Mind Regarding Annuity Payments

•

If an Annuity Payment Option is not selected, Monumental will assume that you chose the Life Income (with 10 years certain). Any amounts in a Subaccount immediately before the Income Phase begins will be applied under a variable Annuity Payment Option based on the performance of that Subaccount.

•

Money that you apply to an annuity payment option from a Guaranteed Period Option of the fixed account before the end of its guaranteed period (i.e., the number of years you specified the money would remain in the Guaranteed Period Option) may be subject to an excess interest adjustment.

•

Monumental reserves the right to change the frequency if payments would be less than $50. If on the Annuity Commencement Date, the Adjusted Policy Value is less than $2,000, Monumental reserves the right to pay it in one lump sum in lieu of applying it under an annuity payment option.

•	From time to time, Monumental may require proof that the Annuitant, Joint Annuitant, or Policy Owner is living.

•	If someone has assigned ownership of a Policy to you, or if a non-natural person (e.g., a corporation) owns a Policy, you may not start the Income Phase of the Policy without Monumental’s consent.

•	At the time Monumental calculates your Annuity Payments, Monumental may offer more favorable rates than those guaranteed in the Annuity Tables found in the Policy.

•	Once Annuity Payments begin, you cannot select a different Annuity Payment Option. Nor can you cancel an Annuity Payment Option after Annuity Payments have begun.

•	Once Annuity Payments begin, there is no longer a Policy Value. You cannot make any withdrawals unless you have selected the Life with Emergency Cash® annuity payment option.

•

If you have selected a variable Annuity Payment Option, then you may change the Subaccount funding the variable Annuity Payments by written request or by calling 800-525-6205. Please Note: All requests must be submitted in good order to avoid a delay in processing your request.

•

You may select an Annuity Payment Option and allocate a portion of the value of your Policy to a fixed version of that Annuity Payment Option and a portion to a variable version of that Annuity Payment Option (assuming the Annuity Payment Option is available on both a fixed and variable basis). You may not select more than one Annuity Payment Option.

•

If you choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee’s address of record, no interest will accrue on amounts represented by uncashed Annuity Payment checks. It is the Payee’s responsibility to keep Monumental informed of the Payee’s most current address of record.

8. DEATH BENEFIT

We will pay a death benefit to your beneficiary, under certain circumstances, if the annuitant dies during the Accumulation Phase. If there is a surviving owner(s) when the annuitant dies, the surviving owner(s) will receive the death benefit instead of the listed beneficiary. The person receiving the death benefit may choose an annuity payment option, or a lump sum payment.

We will determine the amount of and pay the death benefit proceeds, if any are payable on a policy, upon receipt at our Administrative and Service Office of satisfactory proof of the annuitant’s death, written directions from all eligible recipients of death benefit proceeds regarding how to pay the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). Please note: Such due proof of death must be submitted in good order to avoid a delay in processing the death benefit claim.

The death benefit proceeds remain invested in the separate account in accordance with the allocations made by the policy owner until the beneficiary has provided us with due proof of death. Once the Company receives due proof of death, then investment in the separate account may be reallocated in accordance with the beneficiary’s instructions. The Company may permit the beneficiary to give a “one-time” written instruction to reallocate the investments in the separate account to the money market fund after the death of the annuitant. If there is more than one beneficiary, all beneficiaries must agree to such reallocation instructions. This one-time reallocation will be Permitted if the Beneficiary provides Satisfactory evidence of the Annuitant’s death.

When We Pay A Death Benefit

We will pay a death benefit to the beneficiary IF:

•	you (owner) are both the annuitant and sole owner of the Policy; and

•	you die before the Annuity Commencement Date.

We will pay a death benefit to you (owner) IF:

•	you (owner) are not the annuitant; and

•	the annuitant dies before the Annuity Commencement Date.

If the only person receiving the death benefit is the surviving spouse, then he or she may elect to continue the Policy as the new annuitant and owner, instead of receiving the death benefit.

When We Do Not Pay A Death Benefit

We will not pay a death benefit IF:

•	you (owner) are not the annuitant; and

•	you die before the Annuity Commencement Date.

Please note the new owner (unless it is the deceased owner’s spouse) must generally surrender the Policy within five years of your death for the Adjusted Policy Value minus any applicable rider fees.

Distribution requirements apply to the Policy Value upon the death of any owner. These requirements are detailed in the SAI.

Deaths After the Annuity Commencement Date

The death benefit payable, if any, on or after the Annuity Commencement Date depends on the annuity payment option selected.

IF:

•	you (owner) are not the annuitant; and

•	you die on or after the Annuity Commencement Date; and

•	the entire interest in the Policy has not been paid to you;

THEN:

•	the remaining portion of such interest in the Policy will be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

IF:

•	you (owner) are receiving annuity payments under the Life with Emergency Cash®; and

•	the annuitant dies before age 101;

THEN:

•	a Life with Emergency Cash® death benefit will be paid.

Succession of Ownership

If any owner dies during the Accumulation Phase, the person or entity first listed below who is alive or in existence on the date of that death will become the new owner:

•	any surviving owner;

•	primary beneficiary;

•	contingent beneficiary; or

•	owner’s estate.

Amount of Death Benefit

Death benefit provisions may differ from state to state. The death benefit may be paid as lump sum or as annuity payments. The “base policy” death benefit will be the greatest of:

•	Policy Value on the date we receive the required information in good order at our Administrative and Service Office; or

•

Cash Value on the date we receive the required information in good order at our Administrative and Service Office (this will be more than the Policy Value if there is a positive Excess Interest Adjustment); or

•	Guaranteed Minimum Death Benefit, if any (discussed below).

Please Note, the death benefit terminates upon annuitization and there is a maximum annuity commencement date.

Guaranteed Minimum Death Benefit Options

On the Policy application, you generally may choose one of the Guaranteed Minimum Death Benefit options (listed below) for an additional fee. After the Policy is issued, you cannot make an election and the death benefit cannot be changed.

If the Guaranteed Minimum Death Benefit is not available because of the age of the Policy Owner or Annuitant, the death benefit will be the greater of the Policy Value or Cash Value as of the date of death.

A.	Return of Premium Death Benefit

The Return of Premium Death Benefit is equal to:

•	the total Premium Payments;

•	less any adjusted partial withdrawals (discussed below) as of the date of death.

There is an extra charge for this death benefit of 0.05% annually for a total mortality and expense risk fee of 0.45%.

B.	Annual Step-Up To Age 81 Death Benefit

Under this option, on each policy anniversary before your 81st birthday, a new “stepped-up” death benefit is determined and becomes the guaranteed minimum death benefit for that policy year. The death benefit is equal to:

•	the largest policy value on the policy date or on any policy anniversary before the earlier of the date of the annuitant’s death or the annuitant’s 81st birthday; plus

•	any premium payments since that date; minus

•	any adjusted partial withdrawals since that date.

The Annual Step-Up Death Benefit is not available if you or the annuitant is 76 or older on the Policy Date. There is an extra charge for this death benefit of 0.20% annually, for a total mortality and expense risk fee of 0.60%.

Adjusted Partial Withdrawal

When you request a partial withdrawal, your Guaranteed Minimum Death Benefit will be reduced by an amount called the Adjusted Partial Withdrawal. Under certain circumstances, the adjusted partial withdrawal may be more than the amount of your withdrawal request. It is also possible that if a death benefit is paid after you have made a partial withdrawal, then the total amount paid could be less than the total Premium Payments. Please see Appendix E for a detailed explanation of this adjustment. If you have a Qualified Policy, minimum required distribution rules may require you to request a partial surrender.

9. TAXES

Introduction

The following discussion of annuity taxation is general in nature and is based on Monumental’s understanding of the treatment of annuity policies under current federal income tax law, particularly Section 72 of the Internal Revenue Code and various Treasury Regulations and Internal Revenue Service interpretations dealing with Section 72. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the Policy. It is not tax advice. You may want to consult with a qualified tax advisor about your particular situation to ensure that your purchase of a Policy results in the tax treatment you desire. Additional discussion of tax matters is included in the Statement of Additional Information.

Taxation Of Annuities In General

Tax Deferral

Special rules in the Internal Revenue Code for annuity taxation exist today. In general, those rules provide that you are not currently taxed on increases in value under a Policy until you take some form of withdrawal or distribution from it. However, it is important to note that, under certain circumstances, you might not get the advantage of tax deferral, meaning that the increase in value would be subject to current federal income tax. (See ANNUITY POLICIES OWNED BY NON-NATURAL PERSONS and DIVERSIFICATION STANDARDS.)

A Closer Look At Tax Deferral

Tax deferral means no current tax on earnings in your Policy. The amount you would have paid in income taxes can be left in the Policy and earn money for you.

One tradeoff of tax deferral is that there are certain restrictions on your ability to access your money, including penalty taxes for early withdrawals. This is one reason why a variable annuity is intended as a long-term investment.

Another tradeoff is that, when funds are withdrawn, they are taxed at ordinary income rates instead of capital gains rates, which apply to certain other sorts of investments.

Taxation of Full and Partial Withdrawals

If you make a full or partial withdrawal (including a Systematic Payout Option) from a Non-Qualified Policy during the Accumulation Phase, you as Policy Owner will be taxed at ordinary income rates on earnings you withdraw at that time. For purposes of this rule, withdrawals are taken first from earnings on the Policy and then from the money you invested in the Policy. This “investment in the Policy” can generally be described as the cost of the Policy, and it generally includes all Premium Payments minus any amounts you have already received under the Policy that represented the return of invested money. Also for purposes of this rule, a pledge or assignment of a Policy is treated as a partial withdrawal from a Policy. (If you are contemplating using your Policy as collateral for a loan, you may be asked to pledge or assign it.)

Taxation of Annuity Payments

When you take Annuity Payments in the Income Phase of a Non-Qualified Policy, for tax purposes each payment is deemed to return to you a portion of your investment in the Policy. Since with a Non-Qualified Policy you have already paid taxes on those amounts (the Policy was funded with after-tax dollars), you will not be taxed again on your investment – only on your earnings.

For fixed Annuity Payments from a Non-Qualified Policy, in general, Monumental calculates the taxable portion of each payment using a formula known as the “exclusion ratio.” This formula establishes the ratio that the investment in the Policy bears to the total expected amount of Annuity Payments for the term of the Policy. Monumental then applies that ratio to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxable at ordinary income tax rates.

For variable Annuity Payments from a Non-Qualified Policy, in general, Monumental calculates the taxable portion of each payment using a formula that establishes a specific dollar amount of each payment that is not taxed. To find the dollar amount, Monumental divides the investment in the Policy by the total number of expected periodic payments. The remaining portion of each payment is taxable at ordinary income tax rates.

Once your investment in the Policy has been returned, the balance of the Annuity Payments represents earnings only and therefore is fully taxable.

Partial Annuitization

Under a new tax provision enacted in 2010, if part of an annuity policy’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the policy is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the policy to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of Withdrawals and Distributions From Qualified Policies

Generally, the entire amount distributed from a Qualified Policy is taxable to the Policy Owner. In the case of Qualified Policies with after-tax contributions, you may exclude the portion of each withdrawal or Annuity Payment constituting a return of after-tax contributions. Once all of your after-tax contributions have been returned to you on a non-taxable basis, subsequent withdrawals or annuity payments are fully taxable as ordinary income. Because Monumental has no knowledge of the amount of after-tax contributions you have made, you will need to make this computation in the preparation of your federal income tax return.

Tax Withholding

Federal tax law requires that Monumental withhold federal income taxes on all distributions unless the recipient elects not to have any amounts withheld and properly notifies Monumental of that election. In certain situations, Monumental will withhold taxes on distributions to non-resident aliens at a flat 30% rate unless an exemption from withholding applies under an applicable tax treaty and the Company has received the appropriate Form W-8 certifying the U.S. taxpayer identification number.

“Eligible rollover distributions” from section 403(b) Policies are subject to a mandatory federal income tax withholding of 20%. For this purpose, an eligible rollover distribution is any distribution to an employee (or employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (1) the employee chooses a “direct rollover” from the Policy to a tax-qualified plan, IRA or tax sheltered annuity or to a government 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Penalty Taxes on Certain Early Withdrawals

The Internal Revenue Code provides for a penalty tax in connection with certain withdrawals or distributions from Non-Qualified Policies. The penalty amount is 10% of the amount includible in income that is received under the deferred annuity. However, there are exceptions to the penalty tax. For instance, it does not apply to withdrawals: (i) made after the taxpayer reaches age 59 1/2; (ii) made on or after the death of the Policy Owner or, where the Policy Owner is not an individual, on or after the death of the primary Annuitant (who is defined as the individual the events in whose life are of primary importance in affecting the timing and payment under the Policies); (iii) attributable to the disability of the taxpayer which occurred after the purchase of the Policy (as defined in the Internal Revenue Code); (iv) that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer, or joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (v) under an immediate annuity policy (as defined in the Internal Revenue Code); (vi) that can be traced to an investment in the Policy prior to August 14, 1982; or (vii) under a Policy that an employer purchases on termination of certain types of qualified plans and that the employer holds until the employee’s severance from employment.

If the penalty tax does not apply to a withdrawal as a result of the application of item (iv) above, and the series of payments is subsequently modified (for some reason other than death or disability), the tax for the year in which the modification occurs will be increased by an amount (as determined under Treasury Regulations) equal to the penalty tax that would have been imposed but for item (iv) above, plus interest for the deferral period. The foregoing rule applies if the modification takes place (a) before the close of the period that is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.

For Qualified Policies, other tax penalties may apply to certain distributions as well as to certain contributions and other transactions.

Additional exceptions to the penalty tax may not apply to distributions from Qualified Policies issued under Section 408(b) or 408A of the Internal Revenue Code that you use to pay qualified higher education expenses, the acquisition costs (up to $10,000) involved in the purchase of a principal residence by a first-time homebuyer, a distribution made on account of an Internal Revenue Service levy. Other exceptions may be available under Qualified Policies.

It is unclear whether stabilized annuity payments under the Initial Payment Guarantee should be treated as fixed annuity payments or variable annuity payments for federal income tax purposes. You should consult a tax advisor on this issue.

Separate Account Charges

It is possible that the Internal Revenue Service may take a position that fees for certain optional benefits (e.g. death benefits other than the Return of Premium Death Benefit) are deemed to be taxable distributions to you.

Annuity Policies Owned By Non-Natural Persons

Where a non-natural person (for example, a corporation) holds a Policy, that Policy is generally not treated as an annuity policy for federal income tax purposes, and the income on that Policy (generally the increase in the net Policy Value less the payments) is considered taxable income each year. This rule does not apply where the non-natural person is only a nominal owner such as a trust or other entity acting as an advisor for a natural person. The rule also does not apply where the estate of a decedent acquires a Policy, where an employer purchases a Policy on behalf of an employee upon termination of a qualified plan, or to an immediate annuity (as defined in the Internal Revenue Code).

Multiple-Policies Rule

All non-qualified annuity policies issued by the same company (or affiliate) to the same Policy Owner during any calendar year are to be aggregated and treated as one policy for purposes of determining the amount includible in the taxpayer’s gross income. Thus, any amount received under any Policy prior to the Policy’s Annuity Commencement Date, such as a partial withdrawal, will be taxable (and possibly subject to the 10% federal penalty tax) to the extent of the combined income in all such policies. The Treasury Department has specific authority to issue regulations that prevent the avoidance of the multiple-policies rules through the serial purchase of annuity policies or otherwise. In addition, there may be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more Policies purchased by the same Policy Owner. Accordingly, a Policy Owner should consult a tax adviser before purchasing more than one Policy or other annuity policies. (The aggregation rules do not apply to immediate annuities (as defined in the Internal Revenue Code.))

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Policy because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Policy, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers of Annuity Policies

Any transfer of a Non-Qualified Policy during the Accumulation Phase for less than full and adequate consideration will generally trigger income tax (and possibly the 10% federal penalty tax) on the gain in the Policy to the Policy Owner at the time of such transfer. The transferee’s investment in the Policy will be increased by any amount included in the Policy Owner’s income. This provision, however, does not apply to transfers between spouses or former spouses incident to a divorce that are governed by Internal Revenue Code Section 1041(a).

Assignments Of Annuity Policies

A transfer of ownership in a Policy, a collateral assignment, the selection of certain annuity dates, the exchange of a Policy, or the designation of an Annuitant or other beneficiary who is not also the Policy Owner may result in tax consequences to the Policy Owner, Annuitant, or beneficiary that this prospectus does not discuss. A Policy Owner considering such a transfer or assignment of a Policy should contact a tax advisor about the potential tax effects of such a transaction. Qualified Policies may not be assigned, except as permitted by federal income tax law.

Medicare Tax

Beginning in 2013, distributions from nonqualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Diversification Standards

To comply with certain regulations under Internal Revenue Code Section 817(h), after a start-up period, each Subaccount of the Separate Account will be required to diversify its investments in accordance with certain diversification standards. A “look-through” rule applies that suggests that each Subaccount of the Separate Account will be tested for compliance with the diversification standards by looking through to the assets of the Portfolios in which each Subaccount invests.

In connection with the issuance of temporary diversification regulations in 1986, the Treasury

Department announced that such regulations did not provide guidance on the extent to which Policy Owners may direct their investments to particular subaccounts of a separate account. It is possible that regulations or revenue rulings may be issued in this area at some time in the future. It is not clear, at this time, what these regulations or rulings would provide. It is possible that when the regulations or rulings are issued, the Policy may need to be modified in order to remain in compliance. For these reasons, Monumental reserves the right to modify the Policy, as necessary, to maintain the tax-deferred status of the Policy.

We intend to comply with the diversification regulations to assure that the Policy continues to be treated as an annuity policy for federal income tax purposes.

Federal Defense of Marriage Act

The right of a spouse to continue the Policy, and all Policy provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those that are permitted under individual state laws. Therefore, the spousal continuation provisions of this Policy will not be available to such partners or same-sex marriage spouses. Please consult a tax advisor for more information on this subject.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Policy in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the

Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010

For 2012, the federal estate tax, gift tax and generation-skipping transfer (“GST”) tax exemptions and maximum rates are $5,120,000 and 35%, respectively. After 2012, in the absence of legislative action, the federal estate tax, gift tax and GST tax exemptions and rates will return to their 2001 levels (with inflation adjustments for the GST tax exemption but not for the estate or gift tax exemptions). This would result in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make the current exemptions and rates permanent, it may do nothing and allow the 2001 levels to go into effect, or it may change the applicable exemptions and/or tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Annuity Purchases By Residents Of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of the United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the Purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity policy purchase.

Qualified Policies

Qualified Policies contain special provisions and are subject to limitations on contributions and the timing of when distributions can and must be made. Tax penalties may apply to contributions greater than specified limits, loans, reassignments, distributions that do not meet specified requirements, or in other circumstances. Anyone desiring to purchase a Qualified Policy should consult a personal tax advisor. Currently, Qualified Policies are available as traditional IRA Policies, Roth IRA Policies, and 403(b) Policies.

403(b) Policies

Monumental has offered Policies in connection with retirement plans adopted by public school systems and certain tax-exempt organizations for their employees under Section 403(b) of the Internal Revenue Code. Pursuant to new tax regulations, starting January 1, 2009 the policy is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) policies. More detailed information on 403(b) Policies may be found in the Statement of Additional Information.

Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988, (2) earnings on those contributions, and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

For policies issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Policy, and transactions under the Policy and any other 403(b) Policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Foreign Tax Credits

We may benefit from any foreign tax credits attributed to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under Federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation, or otherwise. You should consult a tax advisor with respect to legal or regulatory developments and their effect on the Policy. We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity policy owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

Separate Account Charges

It is possible that the Internal Revenue Service may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees associated with certain optional benefits as a taxable surrender, which might also be subject to a tax penalty if the surrender occurs prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable surrenders, the tax rules associated with these benefits are unclear, and we advise that you consult your tax advisor prior to selecting any optional benefit under the policy.

10. ADDITIONAL FEATURES

Systematic Payout Option

You can select at any time (during the Accumulation Phase) to receive regular payments from your Policy by using the Systematic Payout Option. Under this option, you can receive the greater of (1) or (2), divided by the number of payouts made per year, where:

(1)	is up to 10% of your Premium Payments (reduced by prior withdrawals in that Policy Year); or

(2)	is any gains in the Policy.

For amounts greater than 10% of your Premium Payments you must receive prior company approval.

Any payment from a Guaranteed Period Option in excess of the cumulative interest credited at the time of the payment may be subject to an Excess Interest Adjustment.

Payments can be made monthly, quarterly, semi-annually, or annually. Each payment must be at least $50. Monthly and quarterly payments may be required to be taken by electronic funds transfer directly to your checking or savings account.

If you request an additional surrender while a Systematic Payout Option is in effect, then the Systematic Payout Option will terminate. Also keep in mind that partial withdrawals under the systematic payout option, like all partial withdrawals, may be taxable and, if made before age 59 1/2, may be subject to a 10% federal penalty tax.

There is no charge for this benefit.

Initial Payment Guarantee

You may only elect to purchase the Initial Payment Guarantee at the time you annuitize your Policy. You cannot terminate this payment guarantee (or eliminate the charge for it) after you have elected it. The guarantee only applies to variable annuity payments. There is an additional charge for this guarantee.

The Initial Payment Guarantee does not establish or guarantee the performance of any subaccount.

With the Initial Payment Guarantee, you receive stabilized annuity payments that are guaranteed to never be less than a percentage of the initial payment. The guaranteed percentage is subject to change from time to time; however once you annuitize and elect the Initial Payment Guarantee, the guaranteed percentage will not change during the life of the Initial Payment Guarantee. Contact us for the current guaranteed percentage.

The payment amount is adjusted once each year to reflect the investment performance of your selected investment choice(s) over the preceding year (but your payment will not be less than the guaranteed minimum).

Fee. There is a charge for the Initial Payment Guarantee, which is in addition to the base product mortality and expense risk fee charge. This fee is reflected in the amount of the annuity payments that you receive if you select the payment guarantee. It is deducted in the same manner as the Separate Account charge and it is reflected in the calculation of the annuity unit values.

The Initial Payment Guarantee fee is currently equal to an annual rate of 1.25% of the daily net asset value in the Subaccounts. We can change the fee, and you pay whatever the fee is when you annuitize.

Other Terms and Conditions. The Initial Payment Guarantee uses a 5.0% assumed investment rate (“AIR”) to calculate your annuity payments. This means that the dollar amount of the annuity payments will remain level if the investment return (net of fees and expenses) exactly equals 5.0%. The payments will increase if actual investment performance (net of fees and expenses) exceeds the AIR, and decrease if actual performance is below the AIR (but not below the guaranteed level).

Termination. The Initial Payment Guarantee is irrevocable.

The Initial Payment Guarantee may vary by state and may not be available in all states.

Nursing Care and Terminal Condition

No Excess Interest Adjustment will apply if you or your spouse has been:

•	confined in a hospital or nursing facility for 30 days in a row after the policy issue date; or

•	diagnosed with a terminal condition after the policy issue date (usually a life expectancy of 12 months or less).

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person.

You may exercise this benefit at any time (during the Accumulation Phase) and there is no charge for this benefit.

There is no restriction on the maximum amount you may surrender under this benefit.

This benefit may not be available in all states. See the Policy or endorsement for details and conditions.

Unemployment Waiver

No Excess Interest Adjustment will apply to withdrawals if you or your spouse is unemployed. In order to qualify, you (or your spouse, whichever is applicable):

•	must have been employed full time for at least two years prior to becoming unemployed; and

•	must have been employed full time on the Policy Date; and

•	must have been unemployed for at least 60 days in a row at the time of the withdrawal; and

•	must have a minimum Cash Value at the time of withdrawal of $5,000

You must provide written proof from your State’s Department of Labor, which verifies that you qualify for and are receiving unemployment benefits at the time of withdrawal.

You may exercise this benefit at any time (during the Accumulation Phase) and there is no charge for this benefit.

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person.

There is no restriction on the maximum amount you may surrender under this benefit.

This benefit may not be available in all states. See the Policy for details.

Telephone Transactions

You may establish the telephone transfer privilege on your Policy by completing the appropriate section of the Policy acknowledgment form you will receive with your Policy or by completing a separate telephone authorization form at a later date. You may also authorize a third party to initiate transactions by telephone by completing a third party authorization form or the appropriate section of the Policy acknowledgment form.

Monumental will take reasonable steps to confirm that instructions communicated by telephone are genuine. Before we act on any request, we will ask the caller for his or her Policy number and Social Security Number. In addition, we will take reasonable steps to confirm that instructions communicated by telephone from a third party are genuine. The third party caller will be asked for his or her name, company affiliation (if appropriate), the policy number to which he or she is referring, and the Social Security number of the Policy Owner. This information will be verified with the Policy Owner’s records before processing a transaction, and all transactions performed will be verified with the Policy Owner through a written confirmation statement. We will record all calls. Neither the Company nor the Funds shall be liable for any loss, cost, or expense for acting on telephone instructions that are believed to be genuine in accordance with these procedures.

Telephone requests must be received while the New York Stock Exchange is open for regular business to get same-day pricing of the transaction. We may discontinue this option at any time.

We may deny the telephone transaction privileges to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available. For example, our offices may be closed during severe circumstances or other emergencies. There may be interruptions in service beyond our control, and if the volume of calls is unusually high, we might not have anyone available, or telephone lines available, to take your call. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability in all circumstances.

Asset Rebalancing

During the Accumulation Phase, you may instruct us to make automatic transfers of amounts among the Subaccounts in order to maintain a desired allocation of Policy Value among those Subaccounts. We will “rebalance” monthly, quarterly, semi-annually, or annually, beginning on the date you select. You must select the percentage of the Policy Value you desire in each of the various Subaccounts offered (totaling 100%).

Rebalancing can be started, stopped, or changed at any time. Rebalancing will not be available when Dollar Cost Averaging is in effect or when any other transfer is requested. If a transfer is requested, then we will honor the requested transfer and discontinue Asset Rebalancing. New instructions are required to restart Asset Rebalancing.

There is no charge for this benefit.

Dollar Cost Averaging Program

During the Accumulation Phase, you may instruct us to automatically make transfers into one or more variable Subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss.

A minimum of $500 per transfer is required. A minimum of $3,000 is required to start a 6-month program and $6,000 is required to start a 12-month program. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly.

You can elect to transfer from the Dollar Cost Averaging Fixed Account Option or the Federated Prime Money Fund II Subaccount.

A Dollar Cost Averaging program will begin once we have received, in good order, all necessary information and the minimum required amount. A Dollar Cost Averaging program will begin on the 28th day of the applicable month. If we receive additional Premium Payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.

NOTE CAREFULLY:

IF:

•	we do not receive all necessary information to begin an initial Dollar Cost Averaging program within 30 days of allocating the minimum required amount to a Dollar Cost Averaging program; or

•	we do not receive the minimum required amount to begin an initial Dollar Cost Averaging program within 30 days of allocating an insufficient amount;

THEN:

•	any amount in a fixed source will be transferred to the money market Subaccount; and

•	any amount in a variable source will remain in that variable Subaccount; and

•	new instructions will be required to begin a Dollar Cost Averaging program.

IF:

•	we receive additional premium payments after a Dollar Cost Averaging program is completed and the additional premium meets the minimum requirements to start a Dollar Cost Averaging program;

THEN:

•	we will, absent new instructions to the contrary, start a new Dollar Cost Averaging program using the previous instructions.

IF:

•	we receive additional premium payments after a Dollar Cost Averaging program is completed, and the additional premium does not meet the minimum requirements to start a Dollar Cost Averaging program;

THEN:

•	we will, absent new instructions to the contrary, allocate the additional

•	premium as identified in the previous Dollar Cost Averaging program.

IF:

•	you discontinue a Dollar Cost Averaging program before its completion;

THEN:

•	we will, absent new instructions to the contrary, transfer any remaining balance directly into the subaccounts in the Dollar Cost Averaging instructions.

You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions.

There is no charge for this benefit.

The Dollar Cost Averaging program may vary for certain policies and may not be available for all policies. See your policy for availability of the fixed account options.

Architect Guaranteed Lifetime Withdrawal Benefit

The Architect Guaranteed Lifetime Withdrawal Benefit is no longer available for new sales, but if you have previously elected this rider, you can still upgrade. See Appendix F for additional information.

Guaranteed Minimum Income Benefit

The Guaranteed Minimum Income Benefit (“GMIB”) is no longer available for new sales, but Policy Owners who elected the GMIB before May 1, 2003, can still upgrade. If you upgrade, the annual effective interest rate is currently 5% per year. See Appendix G for additional information.

Additional Death Benefit Riders

The Additional Death Benefit, Additional Death Benefit – Extra and Additional Death Distribution – II riders are no longer available for new sales. See Appendices for additional information on any these Riders.

11. OTHER INFORMATION

Monumental Life Insurance Company

Monumental Life Insurance Company is an Iowa stock life insurance company incorporated on March 5, 1858. It is engaged in the sale of life and health insurance and annuity policies. Monumental is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Monumental is licensed in all states except New York, the District of Columbia, Guam and Puerto Rico.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.

Financial Condition of the Company

We pay benefits under your Policy from our general account assets and/or from your Policy Value held in the Separate Account. It is important that you understand that payments of the benefits depend upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your Policy Value that is allocated to the Subaccounts of the Separate Account. Your Policy Value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. You also may be permitted to make allocations to Guaranteed Period Options of the fixed account, which are supported by the assets in our general account. Any guarantees under a policy that exceed policy value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of Policy Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective Policy Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division – as well as the financial statements of the separate account – are located in the Statement of Additional Information (SAI). For a copy of the SAI, simply call or write us at the phone number or address of our Administrative and Service Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. Our financial strength ratings can be found on our website.

Separate Account VA CC

The Separate Account was established by Monumental on February 1, 1992, and operates under Iowa law.

The Separate Account is a unit investment trust registered with the SEC under the 1940 Act. Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account.

Monumental owns the assets of the Separate Account, and the obligations under the Policy are obligations of Monumental. These assets are held separately from the other assets of Monumental and are not chargeable with liabilities incurred in any other business operation of Monumental (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Monumental will always keep assets in the Separate Account with a value at least equal to the total Policy Value under the Policies. Income, gains, and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains, or losses of Monumental. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of Monumental’s general account assets or any other separate account Monumental maintains.

The Separate Account has various Subaccounts dedicated to the Policy, each of which invests solely in a corresponding Portfolio of the underlying funds. Additional Subaccounts may be established at Monumental’s discretion. The Separate Account meets the definition of a “separate account” under Section 2(a)(37) of the 1940 Act.

Policy Owner

The Policy Owner is the person or persons designated as the Policy Owner in the customer order form to participate in the Policy and who exercises all rights under the Policy. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Owner.

Annuitant

The person during whose life any annuity payments involving life contingencies will continue.

Payee

The Payee is the Policy Owner, Annuitant, beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the Policies.

Compensation to Investment Advisers and Broker-Dealers Selling the Policies. The Policies are offered to investors through investment advisers (“advisers”) that are registered as investment advisers under state and federal securities laws and may charge an investor an investment advisory fee to manage the investor’s assets. The Policies are also offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates is/are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We do not pay commissions to the advisers or the selling firms.

A limited number of representatives of Transamerica Financial Advisors, Inc. (“TFA”), an affiliated broker-dealer firm, “wholesale” the Policies, that is, provide sales support to the advisers and selling firms. To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules of the Financial Industry Regulatory Authority, we and/or TFA or another affiliates may provide promotional incentives in the form of cash or non-cash compensation or reimbursement to some, but not all, advisory and selling firms or organizations in connection with the sale of the Policies. We and/or our affiliates may share the costs of client appreciation events with advisory or selling firms, reimburse such firms for, among other things, the costs of exhibit booths and other items related to sponsoring marketing conferences and events, and/or provide other marketing support. To the extent permitted by FINRA Rules, we and/or our affiliates may provide certain advisors and selling representatives with occasional de minimus gifts, meals, tickets or other non-cash compensation in connection with the sale of the Policies. These special compensation arrangements are not offered to all advisory and selling firms and the terms of such arrangements may differ between firms.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Special Compensation Paid to Affiliated Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. Certain costs of TFA are underwritten by our affiliates. Wholesaling representatives and their managers at TFA who meet certain productivity standards that include sales of the Policies may receive additional cash bonuses and non-cash compensation from us or our affiliates.

No specific charge is assessed directly to Policy Owners or the separate account to cover incentives or any additional payments described above. We intend to recoup our sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

Right to Cancel Period

You may return your Policy for a refund, but only if you return it within a prescribed period, which is usually 20 to 30 days after you receive the Policy, or whatever longer period may be required by state law. The amount of the refund will generally be Premiums paid, plus or minus accumulated gains or losses in the Separate Account. You bear the risk of any decline in Policy Value during the Right to Cancel Period. However, if state law requires, then we will refund your original Premium Payment(s). We will pay the refund within seven days after we receive, in good order and within the applicable period at our Administrative and Service Office, written notice of cancellation and the returned Policy. The Policy will then be deemed void.

Assignment

The Owner has the right to assign ownership to a person or party other than himself. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis.

Sending Forms and Transaction Requests in Good Order

We cannot process your requests for transactions relating to the Policy until we have received then in good order at our Administrative and Services Office. “Good order” means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; the Policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the signatures of all Policy Owners (exactly as registered on the Policy), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase requests, “good order” also generally includes receipt (by us) of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirement at any time.

Reinstatements

Monumental occasionally receives requests to reinstate a Policy whose funds had been transferred to another company via an exchange under Internal Revenue Code Section 1035 or a trustee-to-trustee transfer under the Internal Revenue Code. In certain of these situations, Monumental will allow a reinstatement and require the Policy Owner to replace the same total amount of money in the applicable Subaccounts as was taken from them to affect the transfer. The total dollar amount of funds reapplied to the Separate Account will be used to purchase a number of Accumulation Units available for each Subaccount based on the Accumulation Unit Values at the date of Reinstatement (within two days of the date the funds were received by Monumental). It should be noted that the number of Accumulation Units available on the Reinstatement date may be more or less than the number surrendered for the transfer. Policy Owners should consult a qualified tax advisor concerning the tax consequences of any Internal Revenue Code Section 1035 exchanges or reinstatements.

Voting Rights

The underlying funds do not hold regular meetings of shareholders. The directors/trustees of the Funds may call special meetings of shareholders as the 1940 Act or other applicable law may require. To the extent required by law, Monumental will vote the Portfolio shares held in the Separate Account at shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccount. Monumental will vote Fund shares as to which no timely instructions are received and those shares held by Monumental as to which Policy Owners have no beneficial interest in proportion to the voting instructions that are received with respect to all Policies participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Please note that it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large policy values.

The number of votes of the Portfolio that are available will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited before such meeting in accordance with procedures established by the underlying fund.

Legal Proceedings

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. Monumental, like other life insurance companies, is involved in lawsuits, regulatory audits and examination activity. In some class action and other lawsuits, regulatory audits and examinations involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation, regulatory audit or examination cannot be predicted with certainty, Monumental believes that at the present time there are no pending or threatened lawsuits, regulatory audits or examinations that are reasonably likely to have a material adverse impact on the Separate Account, or on the ability of TCI to perform under its principal underwriting agreement, or on the ability of Monumental to meet its obligations under the policy.

TABLE OF CONTENTS FOR THE ADVISOR’S EDGESM VARIABLE ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

Glossary of Terms

The Policy—General Provisions

Performance Information

Performance Comparisons

Safekeeping of Account Assets

Certain Federal Income Tax Consequences

Taxation of Monumental

State Regulation of Monumental

Records and Reports

Distribution of the Policies

Administrative Services Contract

Legal Matters

Independent Registered Public Accounting Firm

Other Information

Financial Statements

Appendix A – Additional Death Benefit – Additional Information

Appendix B – Additional Death Benefit – Extra – Additional Information

Appendix C – Additional Death Distribution – II – Additional Information

APPENDIX A

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

Please Note: the Company reserves the right to change investment choices made by purchasers of the Architect Guaranteed Lifetime Withdrawal Benefit as we deem necessary to support the guarantees under these riders.

The subaccounts listed below are available under the policy for new investors, but may not be available for all policies.

SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR
Columbia Funds Variable Insurance Trust – Class 1 Shares
Columbia Variable Portfolio - Small Company Growth Fund(2)(3)	Columbia Variable Portfolio - Small Company Growth Fund	Columbia Management Investment Advisers, LLC
Investment Objective: Long-term capital appreciation.
DFA Investment Dimensions Group Inc.
VA Global Bond Portfolio(2)(3)	VA Global Bond Portfolio	Dimensional Fund Advisors LP
Investment Objective: Provide a market rate of return for a fixed income portfolio with low relative volatility of returns.
VA International Small Portfolio(2)(3)	VA International Small Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long term capital appreciation.
VA International Value Portfolio(2)(3)	VA International Value Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long-term capital appreciation.
VA Short-Term Fixed Portfolio(2)(3)	VA Short-Term Fixed Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve a stable real return in excess of the rate of inflation with a minimum risk.
VA U.S. Large Value Portfolio(2)(3)	VA U.S. Large Value Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long-term capital appreciation.
VA U.S. Targeted Value Portfolio(2)(3)	VA U.S. Targeted Value Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long-term capital appreciation.
Federated Insurance Series
Federated Capital Appreciation Fund II – Primary Shares	Federated Capital Appreciation Fund II – Primary Shares	Federated Equity Management Company of Pennsylvania
Investment Objective: Capital appreciation.
Federated Fund for U.S. Government Securities II(1)(2)	Federated Fund for U.S. Government Securities II	Federated Investment Management Company
Investment Objective: Provide current income.
Federated High Income Bond Fund II – Primary Shares	Federated High Income Bond Fund II – Primary Shares	Federated Investment Management Company
Investment Objective: High current income.
Federated Managed Volatility Fund II(2)(3)	Federated Managed Volatility Fund II	Federated Equity Management Company of Pennsylvania
Investment Objective: Achieve high current income and moderate capital appreciation.
Federated Prime Money Fund II(2)(3)(4)	Federated Prime Money Fund II(4)	Federated Investment Management Company
Investment Objective: Provide current income consistent with stability of principal and liquidity.
Fidelity® Variable Insurance Products Fund – Initial Class
Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity Management & Research Company
Investment Objective: Long term capital appreciation.
Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity Management & Research Company
Investment Objective: Long term growth of capital.
Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity Management & Research Company
Investment Objective: Capital appreciation.
Transamerica Series Trust - Initial Class
TA Asset Allocation - Conservative(2)	Transamerica Asset Allocation - Conservative VP	Transamerica Asset Management, Inc.(5)
Investment Objective: Current income and preservation of capital.
TA Asset Allocation - Growth(2)	Transamerica Asset Allocation - Growth VP	Transamerica Asset Management, Inc.(5)
Investment Objective: Long-term capital appreciation

SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR
Transamerica Series Trust - Initial Class (Continued...)
TA Asset Allocation - Moderate(2)	Transamerica Asset Allocation - Moderate VP	Transamerica Asset Management, Inc.(5)
Investment Objective: Capital appreciation and current income.
TA Asset Allocation - Moderate Growth(2)	Transamerica Asset Allocation - Moderate Growth VP	Transamerica Asset Management, Inc.(5)
Investment Objective: Capital appreciation with current income as a secondary objective.
TA BlackRock Large Cap Value(2)	Transamerica BlackRock Large Cap Value VP	BlackRock Investment Management, LLC
Investment Objective: Long-term capital growth.
TA Clarion Global Real Estate Securities(2)(3)	Transamerica Clarion Global Real Estate Securities VP	CBRE Clarion Securities LLC
Investment Objective: Long-term total return from investment primarily in equity securities of real estate companies.
TA Efficient Markets	Transamerica Efficient Markets VP	AEGON USA Investment Management, LLC
Investment Objective: Capital appreciation while seeking income as a secondary objective.
TA JPMorgan Enhanced Index(2)(3)	Transamerica JPMorgan Enhanced Index VP	J.P. Morgan Investment Management Inc.
Investment Objective: Earn a total return modestly in excess of the total return performance of the Standard & Poor's 500® Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500® Index.
TA MFS International Equity(2)	Transamerica MFS International Equity VP	MFS® Investment Management
Investment Objective: Capital growth.
TA Morgan Stanley Active International Allocation(2)(3)	Transamerica Morgan Stanley Active International Allocation VP	Morgan Stanley Investment Management Inc.
Investment Objective: Long-term capital appreciation.
TA Morgan Stanley Mid-Cap Growth(2)	Transamerica Morgan Stanley Mid-Cap Growth VP	Morgan Stanley Investment Management Inc.
Investment Objective: Capital appreciation.
TA Multi-Managed Balanced(2)(3)	Transamerica Multi-Managed Balanced VP	J.P. Morgan Investment Management Inc. and BlackRock Financial Management, Inc.
Investment Objective: High total investment return through investments in a broadly diversified portfolio of stock, bonds and money market instruments.
TA PIMCO Total Return(2)	Transamerica PIMCO Total Return VP	Pacific Investment Management Company LLC
Investment Objective: Maximum total return consistent with preservation of capital and prudent investment management.
TA Systematic Small/Mid Cap Value(2)(3)	Transamerica Systematic Small/Mid Cap Value VP	Systematic Financial Management L.P.
Investment Objective: Maximize total return.
TA T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.
Investment Objective: Long-term growth of capital by investing primarily in common stocks of small growth companies.
TA Vanguard ETF Index – Balanced	Transamerica Index 50 VP	AEGON USA Investment Management, LLC
Investment Objective: Balance capital appreciation and income.
TA Vanguard ETF Index – Growth	Transamerica Index 75 VP	AEGON USA Investment Management, LLC
Investment Objective: Capital appreciation as a primary objective and income as a secondary objective.
TA WMC Diversified Growth(2)(3)	Transamerica WMC Diversified Growth VP	Wellington Management Company, LLP
Investment Objective: Maximize long-term growth.
Vanguard® Variable Insurance Fund
Equity Index Portfolio(2)	Equity Index Portfolio	Vanguard’s Quantitative Equity Group
Investment Objective: Track the performance of a benchmark index that measures the investment return of large-capitalization stocks.
International Portfolio	International Portfolio	Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd.
Investment Objective: Provide long-term capital appreciation.
Mid-Cap Index Portfolio(2)	Mid-Cap Index Portfolio	Vanguard’s Quantitative Equity Group
Investment Objective: Track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.
REIT Index Portfolio(2)	REIT Index Portfolio	Vanguard’s Quantitative Equity Group
Investment Objective: Provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.

SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR
Vanguard® Variable Insurance Fund (Continued...)
Short-Term Investment-Grade Portfolio(2)	Short-Term Investment-Grade Portfolio	Vanguard’s Fixed Income Group
Investment Objective: Provide current income while maintaining limited price volatility.
Total Bond Market Index Portfolio(2)	Total Bond Market Index Portfolio	Vanguard’s Fixed Income Group
Investment Objective: Track the performance of a broad, market-weighted bond index.
Wanger Advisors Trust
Wanger International(2)(3)	Wanger International	Columbia Wanger Asset Management, LLC
Investment Objective: Long-term capital appreciation.
Wanger USA(2)(3)	Wanger USA	Columbia Wanger Asset Management, LLC
Investment Objective: Long-term capital appreciation.
Wells Fargo Advantage Variable Trust Funds
WFAVT Small Cap Value Fund(2)(3)	WFAVT Small Cap Value Fund	Wells Fargo Funds Management, LLC
Investment Objective: Long-term capital appreciation.

(1)

Some Subaccounts may be available for certain policies and may not be available for all policies. You should work with your registered representative to decide which subaccount(s) may be appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons, and risk tolerance.

(2)	Owners of Policy Number AV515 101 130 600 may only invest in these funds.
(3)	Owners of Policy Number NA103 may only invest in these funds.
(4)

There can be no assurance that the Federated Prime Money Fund II portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of Policy charges, the yield on the Federated Prime Money Fund II subaccount may become extremely low and possibly negative.

(5)	Effective on or about April 17, 2012, formerly subadvised by Morningstar Associates, LLC.

Additional Information:

The following subaccounts were closed to new investments on May 1, 2006:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
AllianceBernstein Variable Products Series Fund, Inc. – Class B
AllianceBernstein Global Thematic Growth Portfolio	AllianceBernstein Global Thematic Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
AllianceBernstein Growth Portfolio	AllianceBernstein Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
AllianceBernstein Large Cap Growth Portfolio	AllianceBernstein Large Cap Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
Columbia Funds Variable Insurance Trust I – Class 2 Shares
Columbia Variable Portfolio - Mid Cap Growth Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Columbia Management Investment Advisers, LLC
Investment Objective: Long-term capital appreciation.
Columbia Funds Variable Series Trust II – Class 2 Shares
Columbia Variable Portfolio - Seligman Global Technology Fund	Columbia Variable Portfolio - Seligman Global Technology Fund	Columbia Management Investment Advisers, LLC
Investment Objective: Seeks to provide shareholders with long-term capital appreciation.
Dreyfus Variable Investment Fund - Service Class
Dreyfus VIF - Appreciation Portfolio	Dreyfus VIF - Appreciation Portfolio	The Dreyfus Corporation
Investment Objective: Long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.
The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class		The Dreyfus Corporation
Investment Objective: Provide capital growth, with current income as a secondary goal.
Transamerica Series Trust - Initial Class
TA Morgan Stanley Capital Growth	Transamerica Morgan Stanley Capital Growth VP	Morgan Stanley Investment Management Inc.
Investment Objective: Maximize long-term growth.

The following subaccounts were liquidated on October 21, 2011:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Credit Suisse Trust
Credit Suisse International Equity Flex III Portfolio	Credit Suisse International Equity Flex III Portfolio	Credit Suisse Asset Management, LLC
Investment Objective: Capital Appreciation
Credit Suisse U.S. Equity Flex I Portfolio	Credit Suisse U.S. Equity Flex I Portfolio	Credit Suisse Asset Management, LLC
Investment Objective: Capital Growth

Effective December 12, 2011, the following subaccounts are closed to new investments:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Nationwide Variable Insurance Trust – Class II
NVIT Developing Markets Fund	NVIT Developing Markets Fund	Nationwide Fund Advisors
Investment Objective: Long-term capital appreciation.

APPENDIX B

CONDENSED FINANCIAL INFORMATION

The accumulation unit values and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables.

0.55%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Vanguard ETF Index - Balanced – Initial Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	1.056959 0.956826 0.824965 1.000000	$ $ $ $	1.067670 1.056959 0.956826 0.824965	102,713.406 71,892.693 42,838.621 0.000

TA Vanguard ETF Index - Growth – Initial Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	1.008092 0.895838 0.728318 1.000000	$ $ $ $	0.994000 1.008092 0.895838 0.728318	0.000 0.000 0.000 0.000

TA Asset Allocation - Conservative – Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.374260 1.268516 1.018565 1.299417 1.228196 1.260418 1.078659 1.000	$ $ $ $ $ $ $ $	1.403049 1.374260 1.268516 1.018565 1.299417 1.228196 1.260418 1.078659	432,326.364 360,937.378 387,580.032 964,929.958 767,543.052 212,157.370 129,069.005 4,104.603

TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.363690 1.192845 0.923906 1.538963 1.436100 1.248926 1.118828 1.000	$ $ $ $ $ $ $ $	1.282778 1.363690 1.192845 0.923906 1.538963 1.436100 1.248926 1.118828	581,760.115 1,189,520.019 1,080,335.720 1,166,726.389 771,284.336 700,412.105 119,059.197 114,238.364

TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.411270 1.285632 1.022695 1.388981 1.293739 1.166896 1.092010 1.000	$ $ $ $ $ $ $ $	1.411786 1.411270 1.285632 1.022695 1.388981 1.293739 1.166896 1.092010	1,091,040.273 1,290,599.242 586,809.512 393,145.172 313,286.324 133,521.853 66,486.533 0.000

TA Asset Allocation Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.410857 1.258454 0.987354 1.476567 1.377156 1.216429 1.112818 1.000	$ $ $ $ $ $ $ $	1.374915 1.410857 1.258454 0.987354 1.476567 1.377156 1.216429 1.112818	771,500.925 839,680.418 847,103.246 1,072,576.476 464,639.928 903,987.927 581,103.580 0.000

TA BlackRock Large Cap Value - Initial Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	1.102115 1.003382 0.984675	$ $ $	1.126081 1.102115 1.003382	359,948.519 232,553.595 237,340.135

TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 3, 1999	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.765861 1.535077 1.156909 2.018884 2.175950 1.537803 1.362646 1.000	$ $ $ $ $ $ $ $	1.655473 1.765861 1.535077 1.156909 2.018884 2.175950 1.537803 1.362646	419,114.706 394,779.736 445,380.460 628,155.628 513,184.297 252,119.533 154,572.954 161,625.168

0.55%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date October 13, 1997	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.238482 1.081213 0.838923 1.346440 1.295117 1.129319 1.097549 1.000	$ $ $ $ $ $ $ $	1.240819 1.238482 1.081213 0.838923 1.346440 1.295117 1.129319 1.097549	311,107.676 385,231.526 401,044.126 256,453.245 331,287.149 93,601.166 69,603.889 40,111.820

TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.341185 1.058220 0.831861 1.314449 1.308160 1.109463 1.071846 1.000	$ $ $ $ $ $ $ $	1.256400 1.341185 1.058220 0.831861 1.314449 1.308160 1.109463 1.071846	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.562771 1.422107 1.077700 1.674640 1.542705 1.260418 1.122870 1.000	$ $ $ $ $ $ $ $	1.397933 1.562771 1.422107 1.077700 1.674640 1.542705 1.260418 1.122870	473,110.240 389,811.459 411,216.796 441,777.737 379,399.884 258,477.899 129,069.005 36,078.514

TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.413893 1.326254 1.149262 1.188790 1.097177 1.058625 1.040208 1.000	$ $ $ $ $ $ $ $	1.494323 1.413893 1.326254 1.149262 1.188790 1.097177 1.058625 1.040208	11,782,800.113 10,196,923.483 9,124,055.609 6,203,011.050 5,077,216.956 3,164,946.110 1,721,066.694 561,646.080

TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	1.216589 0.910011 0.659690 1.040547 0.954575 1.000	$ $ $ $ $ $	1.230432 1.216589 0.910011 0.659690 1.040547 0.954575	1,592,777.094 1,442,249.097 838,118.409 715,910.224 262,101.974 44,719.318

TA Efficient Markets – Initial Class Subaccount Inception Date November 10, 2008	2011 2010 2009 2008	$ $ $ $	1.367059 1.219947 1.038204 1.000000	$ $ $ $	1.333420 1.367059 1.219947 1.038204	484,187.581 480,510.108 302,224.347 0.000

TA Systematic Small Mid-Cap Value – Initial Class Subaccount Inception Date October 13, 1997	2011 2010 2009 2008	$ $ $ $	1.091360 0.841446 .590776 1.000000	$ $ $ $	1.056566 1.091360 0.841446 0.590776	491,955.689 526,335.373 668,041.369 140,012.394

TA WMC Diversified Growth - Initial Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.310367 1.118382 0.870411 1.620935 1.401632 1.296355 1.118505 1.000	$ $ $ $ $ $ $ $	1.254574 1.310367 1.118382 0.870411 1.620935 1.401632 1.296355 1.118505	910,948.026 862,865.459 1,109,145.835 1,512,671.608 1,201,079.421 1,342,656.752 729,190.869 210,858.102

TA Morgan Stanley Active International Allocation - Initial Class Subaccount Inception Date October 13, 1997	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.507650 1.397456 1.116224 1.834932 1.596045 1.299360 1.148143 1.000	$ $ $ $ $ $ $ $	1.285091 1.507650 1.397456 1.116224 1.834932 1.596045 1.299360 1.148143	559,788.945 496,739.088 522,136.676 727,021.303 702,492.581 448,649.730 127,803.009 8,830.040

0.55%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Morgan Stanley Mid-Cap Growth - Initial Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.744344 1.309877 0.820308 1.535703 1.260225 1.152927 1.077895 1.000	$ $ $ $ $ $ $ $	1.618424 1.744344 1.309877 0.820308 1.535703 1.260225 1.152927 1.077895	166,339.241 50,435.019 56,992.963 88,620.353 149,848.957 18,455.707 25,335.923 2,180.440

TA Multi-Managed Balanced – Initial Class Subaccount Inception Date April 29, 2010	2011 2010	$ $	1.136839 1.00000	$ $	1.176266 1.136839	95,900.235 98,391.109

AllianceBernstein Global Thematic Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.374575 1.165560 0.765291 1.464765 1.228466 1.139690 1.105608 1.000	$ $ $ $ $ $ $ $	1.047049 1.374575 1.165560 0.765291 1.464765 1.228466 1.139690 1.105608	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

AllianceBernstein Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.140747 0.999187 0.756153 1.324518 1.182149 1.203577 1.084054 1.000	$ $ $ $ $ $ $ $	1.145509 1.140747 0.999187 0.756153 1.324518 1.182149 1.203577 1.084054	0.000 0.000 0.000 2,639.758 2,644.553 2,648.935 2,517.732 0.000

AllianceBernstein Large Cap Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.241110 1.136230 0.833296 1.392334 1.232274 1.247020 1.091803 1.000	$ $ $ $ $ $ $ $	1.188007 1.241110 1.136230 0.833296 1.392334 1.232274 1.247020 1.091803	0.000 0.000 0.000 0.000 0.000 0.000 0.000 65,072.971

Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date March 31, 1997	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.3018701 1.019669 0.815936 1.386478 1.228771 1.099205 1.076070 1.000000	$ $ $ $ $ $ $ $	1.222946 1.3018701 1.019669 0.815936 1.386478 1.228771 1.099205 1.076070	1,283,502.108 1,333,968.627 1,507,463.629 1,502,775.924 1,182,081.281 681,678.979 193,994.486 7,878.795

DFA - VA Global Bond Portfolio Subaccount Inception Date January 18,1995	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.276512 1.216257 1.166786 1.123164 1.071359 1.038489 1.026981 1.000	$ $ $ $ $ $ $ $	1.326816 1.276512 1.216257 1.166786 1.123164 1.071359 1.038489 1.026981	30,544,841.298 27,489,081.042 24,320,066.182 23,645,911.860 24,702,782.312 17,043,022.035 10,115,002.707 1,609,345.206

DFA - VA International Small Portfolio Subaccount Inception Date October 6, 1995	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.852496 1.492516 1.072963 1.888752 1.781597 1.435123 1.184747 1.000	$ $ $ $ $ $ $ $	1.569306 1.852496 1.492516 1.072963 1.888752 1.781597 1.435123 1.184747	10,667,282.971 11,587,229.647 11,175,721.849 12,705,195.375 9,642,915.761 7,277,921.656 3,701,880.900 1,079,399.615

0.55%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
DFA - VA International Value Portfolio Subaccount Inception Date October 3, 1995	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.669979 1.519222 1.107430 2.054780 1.865555 1.394929 1.204565 1.000	$ $ $ $ $ $ $ $	1.379326 1.669979 1.519222 1.107430 2.054780 1.865555 1.394929 1.204565	14,600,391.517 14,098,149.768 13,511,942.647 16,171,057.692 13,536,723.446 10,118,581.452 4,527,535.821 1,098,010.563

DFA - VA U.S. Large Value Portfolio Subaccount Inception Date January 18,1995	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.327747 1.106748 0.856492 1.432980 1.484593 1.245911 1.142164 1.000	$ $ $ $ $ $ $ $	1.275236 1.327747 1.106748 0.856492 1.432980 1.484593 1.245911 1.142164	27,984,357.957 27,175,356.849 27,252,507.929 28,954,217.965 23,325,121.638 17,079,139.960 7,959,434.213 1,623,268.250

DFA - VA Short-Term Fixed Portfolio Subaccount Inception Date October 9, 1995	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.165303 1.158826 1.143824 1.106381 1.059756 1.018433 1.002169 1.000	$ $ $ $ $ $ $ $	1.163881 1.165303 1.158826 1.143824 1.106381 1.059756 1.018433 1.002169	27,619,083.661 25,600,205.839 23,197,727.674 22,153,547.907 18,693,052.664 11,502,798.007 4,844,887.820 1,690,345.121

DFA - VA U.S. Targeted Value Portfolio Subaccount Inception Date October 6, 1995	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.299073 1.012026 0.803667 1.281459 1.497585 1.244835 1.181284 1.000	$ $ $ $ $ $ $ $	1.233228 1.299073 1.012026 0.803667 1.281459 1.497585 1.244835 1.181284	19,453,445.151 20,626,428.728 20,645,977.616 22,104,503.761 17,571,178.740 11,778,721.252 6,557,739.077 1,481,443.695

The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.233616 1.082890 0.815983 1.254242 1.173250 1.082694 1.053324 1.000	$ $ $ $ $ $ $ $	1.234878 1.233616 1.082890 0.815983 1.254242 1.173250 1.082694 1.053324	71,390.189 71,402.404 71,417.199 137,890.954 137,910.231 137,922.169 137,941.974 0.000

Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.267551 1.107853 0.911363 1.303950 1.227080 1.061729 1.025329 1.000	$ $ $ $ $ $ $ $	1.370804 1.267551 1.107853 0.911363 1.303950 1.227080 1.061729 1.025329	18,596.459 19,803.400 21,163.256 22,741.734 24,194.822 35,276.271 8,736.937 2,157.417

Federated Capital Appreciation Fund II Subaccount Inception Date March 11, 2010	2011 2010	$ $	1.085469 1.000000	$ $	1.022406 1.085469	158,071.774 192,782.509

Federated Managed Volatility Fund II Subaccount Inception Date July 20, 1995	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.556992 1.396754 1.094841 1.382658 1.336351 1.161939 1.099232 1.000	$ $ $ $ $ $ $ $	1.622410 1.556992 1.396754 1.094841 1.382658 1.336351 1.161939 1.099232	155,531.960 192,829.211 179,202.898 136,085.458 113,609.061 243,287.978 23,809.132 15,878.293

0.55%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Federated Fund for U.S. Government Securities II Subaccount Inception Date June 28, 1995	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.302183 1.245018 1.189884 1.147364 1.085483 1.048066 1.032882 1.000	$ $ $ $ $ $ $ $	1.369895 1.302183 1.245018 1.189884 1.147364 1.085483 1.048066 1.032882	1,948,516.317 2,229,996.944 1,960,127.325 1,747,893.866 869,805.893 729,479.406 505,328.404 9,986.555

Federated High Income Bond Fund II Subaccount Inception Date September 18, 1995	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.594544 1.397475 0.919313 1.249061 1.214340 1.101934 1.079295 1.000	$ $ $ $ $ $ $ $	1.667781 1.594544 1.397475 0.919313 1.249061 1.214340 1.101934 1.079295	1,679,384.387 3,043,489.585 3,563.686.031 1,955,068.061 1,705,968.465 1,201,066.626 1,108,773.511 236,889.337

Federated Prime Money Fund II Subaccount Inception Date December 7, 1994	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.124204 1.130399 1.131506 1.109538 1.065016 1.024237 1.002774 1.000	$ $ $ $ $ $ $ $	1.118037 1.124204 1.130399 1.131506 1.109538 1.065016 1.024237 1.002774	5,186,339.068 4,355,472.621 6,943,895.456 12,086,785.967 6,289,166.390 3,442,728.615 1,587,529.153 597,816.500

Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	1.090458 0.935408 0.693067 1.212285 1.036620 1.000	$ $ $ $ $ $	1.057117 1.090458 0.935408 0.693067 1.212285 1.036620	3,359,787.345 2,949,378.269 3,626,583.264 3,751,071.513 4,029,763.806 341,351.166

Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.994516 1.556636 1.117303 1.855218 1.613357 1.439409 1.223374 1.000	$ $ $ $ $ $ $ $	1.773109 1.994516 1.556636 1.117303 1.855218 1.613357 1.439409 1.223374	282,210.672 307,699.431 334,787.177 414,069.997 366,047.285 187,297.812 65,050.705 46,012.045

Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.341168 1.064914 0.679483 1.398968 1.330520 1.149967 1.126292 1.000	$ $ $ $ $ $ $ $	1.216379 1.341168 1.064914 0.679483 1.398968 1.330520 1.149967 1.126292	126,916.519 154,027.967 176,681.259 291,356.188 383,091.488 41,272.189 1,921.173 0.000

NVIT Developing Markets Fund Subaccount Inception Date February 5, 1996	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	2.301543 1.992584 1.235024 2.946926 2.064819 1.542746 1.179473 1.000	$ $ $ $ $ $ $ $	1.776125 2.301543 1.992584 1.235024 2.946926 2.064819 1.542746 1.179473	3,170,993.761 2,945,391.774 2,760,927.408 2,383,823.428 1,550,113.773 1,331,971.165 490,060.775 277,782.740

Columbia Variable Portfolio – Mid Cap Growth Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.377766 1.081764 0.732726 1.419286 1.227652 1.166665 1.045499 1.000	$ $ $ $ $ $ $ $	0.827470 1.377766 1.081764 0.732726 1.419286 1.227652 1.166665 1.045499	0.000 0.000 0.000 0.000 9,658.313 17,730.434 0.000 0.000

0.55%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Columbia Variable Portfolio Seligman Global Technology Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.674175 1.462798 0.907188 1.530125 1.334567 1.029715 1.062001 1.000	$ $ $ $ $ $ $ $	1.564145 1.674175 1.462798 0.907188 1.530125 1.334567 1.140132 1.062001	9,556.207 853.896 855.028 20,162.572 20,163.653 22,421.699 18,917.450 4,854.719

Vanguard - Equity Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.238292 1.083510 0.861621 1.373795 1.310847 1.139110 1.092958 1.000	$ $ $ $ $ $ $ $	1.255352 1.238292 1.083510 0.861621 1.373795 1.310847 1.139110 1.092958	19,430,199.644 20,134,746.258 19,554,877.060 19.690,942.684 14,535,424.379 7,478,645.559 3,858,975.816 1,052,682.307

Vanguard - Mid-Cap Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.613291 1.293906 0.926841 1.601737 1.517423 1.341289 1.183281 1.000	$ $ $ $ $ $ $ $	1.571806 1.613291 1.293906 0.926841 1.601737 1.517423 1.341289 1.183281	2,899,306.904 3,325,869.438 2,615,960.809 3,162,118.705 2,836,507.862 1,429,823.986 1,013,469.352 380,084.611

Vanguard – REIT Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.698041 1.331277 1.036509 1.660857 2.002473 1.492233 1.341632 1.000	$ $ $ $ $ $ $ $	1.831272 1.698041 1.331277 1.036509 1.660857 2.002473 1.492233 1.341632	4,580,975.253 4,695,348.664 4,289,469.942 4,248,364.410 2,999,281.905 1,654,504.201 1,010,789.382 578,009.324

Vanguard – International Subaccount Inception Date May 1, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	0.968367 0.841396 0.592522 1.081634 1.000000	$ $ $ $ $	.832703 0.968367 0.841396 0.592522 1.081634	4,017,440.775 3,562,794.006 3,757,805.694 2,895,275.388 842,884.524

Vanguard – Short-Term Investment-Grade Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.288989 1.231782 1.087801 1.132937 1.074433 1.029715 1.012584 1.000	$ $ $ $ $ $ $ $	1.307796 1.288989 1.231782 1.087801 1.132937 1.074433 1.029715 1.012584	16,154,165.365 13,162,048.670 10,722,636.018 8,640,633.739 8,905,675.191 5,888,569.171 2,464,231.921 363,467.388

Vanguard - Total Bond Market Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.363810 1.287613 1.222091 1.167765 1.097566 1.058026 1.038902 1.000	$ $ $ $ $ $ $ $	1.460162 1.363810 1.287613 1.222091 1.167765 1.097566 1.058026 1.038902	12,366,717.589 12,631,158.324 12,084,595.081 11,063,437.012 10,869,457.595 5,572,693.009 1,813,910.816 969,309.680
Wanger International Subaccount Inception Date September 18, 1995	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	2.327607 1.873547 1.257719 2.324809 2.009822 1.473344 1.219009 1.000	$ $ $ $ $ $ $ $	1.976427 2.327607 1.873547 1.257719 2.324809 2.009822 1.473344 1.219009	630,732.142 342,666.288 337,204.419 510,860.794 597,433.784 797,593.401 631,226.179 17,144.274

0.55%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Wanger USA Subaccount Inception Date September 20, 1995	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.501956 1.224314 0.865542 1.442963 1.376751 1.283262 1.159786 1.000	$ $ $ $ $ $ $ $	1.441581 1.501956 1.224314 0.865542 1.442963 1.376751 1.283262 1.159786	1,125,215.805 1,182,530.197 1,379,339.449 1,704,331.067 1,635,285.301 1,315,856.373 822,085.042 328,296.201

WFAVT Small Cap Value Fund Subaccount Inception Date October 13, 1997	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.601330 1.373235 0.862034 1.563184 1.582839 1.375293 1.186971 1.000	$ $ $ $ $ $ $ $	1.476911 1.601330 1.373235 0.862034 1.563184 1.582839 1.375293 1.186971	112,754.107 136,035.960 99,041.957 106,379.214 127,056.318 82,764.543 23,674.028 1,183.966

0.60%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Vanguard ETF Index - Balanced – Initial Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	1.055539 0.956015 0.824685 1.000000	$ $ $ $	1.065703 1.055539 0.956015 0.824685	0.000 1,064,533.808 0.000 0.000

TA Vanguard ETF Index - Growth – Initial Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	1.006742 0.895087 0.728073 1.000000	$ $ $ $	.992184 1.006742 0.895087 0.728073	0.000 1,136,651.688 10,731.111 645,641.107

TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.526349 1.409610 1.132412 1.445371 1.366831 1.263237 1.201594 1.101791 0.902 1.000	$ $ $ $ $ $ $ $ $ $	1.557556 1.526349 1.409610 1.132412 1.445371 1.366831 1.263237 1.201594 1.101791 0.902	633,018.286 685,692.090 756,519.276 854,441.327 914,905.571 405,961.734 652,110.708 313,270.422 237,702.677 20,998

TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.452021 1.270750 0.984741 1.641113 1.532194 1.333147 1.194875 1.052733 0.810 1.000	$ $ $ $ $ $ $ $ $ $	1.365188 1.452021 1.270750 0.984741 1.641113 1.532194 1.333147 1.194875 1.052733 0.810	288,424.845 542,446.524 558,115.574 473,921.366 894,494.656 931,646.130 576,930.522 489,072.766 411,028.790 66,502

TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.546209 1.409260 1.121593 1.524062 1.420274 1.281661 1.200004 1.083738 0.873 1.000	$ $ $ $ $ $ $ $ $ $	1.546003 1.546209 1.409260 1.121593 1.524062 1.420274 1.281661 1.200004 1.083738 0.873	549,062.094 520,241.767 399,393.917 1,086,279.651 1,039,087.630 601,669.477 311,017.523 274,797.304 111,467.237 20,619

TA Asset Allocation Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.522795 1.358967 1.066739 1.596080 1.489372 1.316193 1.204683 1.067366 0.844 1.000	$ $ $ $ $ $ $ $ $ $	1.483262 1.522795 1.358967 1.066739 1.596080 1.489372 1.316193 1.204683 1.067366 0.844	193,234.699 242,087.082 265,429.664 346,172.648 326,798.342 251,018.364 341,836.416 262,148.789 183,807.344 43,966

TA BlackRock Large Cap Value - Initial Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	1.101489 1.003320 0.984673	$ $ $	1.124887 1.101489 1.003320	253,391.035 201,217.847 415,616.779

TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 3, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	2.455672 2.135792 1.610424 2.811696 3.031960 2.143834 1.900589 1.439114 1.067 1.036	$ $ $ $ $ $ $ $ $ $	2.301028 2.455672 2.135792 1.610424 2.811696 3.031960 2.143834 1.900589 1.439114 1.067	421,332.703 425,910.298 519,112.697 700,517.083 736,226.791 640,917.766 675,836.713 727,653.238 733,552.025 722,298

0.60%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date October 13, 1997	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.126117 0.983606 0.763562 1.226094 1.179951 1.029409 1.000939 0.907020 0.708 0.944	$ $ $ $ $ $ $ $ $ $	1.127696 1.126117 0.983606 0.763562 1.226094 1.179951 1.029409 1.000939 0.907020 0.708	553,211.140 672,109.252 1,266,147.477 1,193,291.705 1,648,547.171 1,749,593.371 1,748,694.477 1,470,499.107 1,289,513.133 826,647

TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.326460 1.047129 0.823563 1.301988 1.296407 1.100038 1.063273 0.980088 0.730 0.975	$ $ $ $ $ $ $ $ $ $	1.241995 1.326460 1.047129 0.823563 1.301988 1.296407 1.100038 1.063273 0.980088 0.730	1,767.031 22,561.253 73,167.874 74,882.299 78,708.808 120,426.511 190,998.034 198,657.186 172,997.132 78,818

TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.562393 1.422470 1.078505 1.676726 1.545403 1.263237 1.125943 0.990624 0.795 1.000	$ $ $ $ $ $ $ $ $ $	1.396902 1.562393 1.422470 1.078505 1.676726 1.545403 1.263237 1.125943 0.990624 0.795	747,699.587 763,017.966 954,946.152 784,681.732 657,198.793 643,958.090 652,110.708 488,193.938 323,170.471 121,922

TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.552648 1.457126 1.263297 1.307403 1.207246 1.165404 1.145696 1.103003 1.058 1.000	$ $ $ $ $ $ $ $ $ $	1.640159 1.552648 1.457126 1.263297 1.307403 1.207246 1.165404 1.145696 1.103003 1.058	15,843,519.568 16,625,347.487 15,819,694.804 13,645,028.438 12,842,233.501 10,243,118.891 5,511,284.618 3,858,224.303 2,808,699.748 1,477,661

TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	1.213747 0.908337 0.658809 1.039682 0.954257 1.000	$ $ $ $ $ $	1.226949 1.213747 0.908337 0.658809 1.039682 0.954257	1,006,653.361 1,305,528.744 1,091,480.489 199,979.953 56,242.969 23,017.472

TA Efficient Markets – Initial Class Subaccount Inception Date November 10, 2008	2011 2010 2009 2008	$ $ $ $	1.365590 1.219240 1.038132 1.000000	$ $ $ $	1.331327 1.365590 1.219240 1.038132	36,452.832 12,790.134 0.000 0.000

TA WMC Diversified Growth - Initial Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.299925 1.110019 0.864338 1.610425 1.393250 1.289246 1.112931 0.966804 0.741 0.959	$ $ $ $ $ $ $ $ $ $	1.243960 1.299925 1.110019 0.864338 1.610425 1.393250 1.289246 1.112931 0.966804 0.741	1,360,281.514 1,379,303.897 1,815,208.487 2,214,057.389 2,893,330.671 3,565,858.198 2,216,477.993 1,691,423.840 1,064,371.534 200,435

0.60%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Systematic Small/Mid Cap Value - Initial Class Subaccount Inception Date October 13, 1997	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	2.420014 1.866783 1.311318 2.230889 1.799226 1.533199 1.358181 1.174384 0.619 1.029	$ $ $ $ $ $ $ $ $ $	2.341684 2.420014 1.866783 1.311318 2.230889 1.799226 1.533199 1.358181 1.174384 0.619	228,693.354 404,244.774 374,941.908 177,436.055 96,532.594 127,852.940 145,973.421 168,398.455 227,529.638 290,558

TA Morgan Stanley Active International Allocation - Initial Class Subaccount Inception Date October 13, 1997	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.517506 1.407287 1.124643 1.849693 1.609681 1.311116 1.159115 1.004892 0.761 0.922	$ $ $ $ $ $ $ $ $ $	1.292847 1.517506 1.407287 1.124643 1.849693 1.609681 1.311116 1.159115 1.004892 0.761	422,508.802 428,338.344 460,716.061 598,274.388 725,415.968 760,106.648 745,724.485 790,973.401 697,640.710 837,581

TA Morgan Stanley Mid-Cap Growth - Initial Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.272301 0.955877 0.598918 1.121797 0.921024 0.843017 0.788542 0.740403 0.581 0.873	$ $ $ $ $ $ $ $ $ $	1.179874 1.272301 0.955877 0.598918 1.121797 0.921024 0.843017 0.788542 0.740403 0.581	164,684.277 301,380.768 445,827.899 116.575.877 207,691.644 131,113.958 155,540.780 351,969.314 335,094.522 167,372

TA Multi-Managed Balanced – Initial Class Subaccount Inception Date April 29, 2010	2011 2010	$ $	1.136452 1.000000	$ $	1.175282 1.136452	506,484.283 561,126.674

AllianceBernstein Global Thematic Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	0.983391 0.834271 0.548051 1.049489 0.880626 0.817392 0.793346 0.759480 0.531 0.919	$ $ $ $ $ $ $ $ $ $	0.748696 0.983391 0.834271 0.548051 1.049489 0.880626 0.817392 0.793346 0.759480 0.531	0.000 0.000 0.000 0.000 0.000 0.000 31,675.168 80,852.102 164,566.234 32,675

AllianceBernstein Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.046907 0.917446 0.694637 1.217380 1.087065 1.107301 0.997825 0.876476 0.655 0.918	$ $ $ $ $ $ $ $ $ $	1.050748 1.046907 0.917446 0.694637 1.217380 1.087065 1.107301 0.997825 0.876476 0.655	0.000 11,735.918 17,560.864 118,632.448 153,193.721 249,662.030 324,065.707 377,872.418 292,951.615 95,318

AllianceBernstein Large Cap Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	0.964047 0.883020 0.647909 1.083110 0.959075 0.971038 0.850602 0.789806 0.644 0.937	$ $ $ $ $ $ $ $ $ $	0.922344 0.964047 0.883020 0.647909 1.083110 0.959075 0.971038 0.850602 0.789806 0.644	21,225.561 21,487.769 33,897.077 45,275.710 68,095.521 68,692.814 158,414.895 18,256.315 57,870.598 118,509

0.60%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date March 31, 1997	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.390769 1.089830 0.872507 1.483337 1.315267 1.177162 1.152953 1.040451 0.726000 0.965000	$ $ $ $ $ $ $ $ $ $	1.305809 1.390769 1.089830 0.872507 1.483337 1.315267 1.177162 1.152953 1.040451 0.726000	860,135.540 978,756.721 1,325,566.365 1,413,099.369 1,135,288.563 950,455.376 1,011,972.692 853,497.860 645,130.767 481,351.000

DFA - VA Global Bond Portfolio Subaccount Inception Date January 18,1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.455557 1.387529 1.331750 1.282597 1.224054 1.187062 1.174465 1.149659 1.125 1.029	$ $ $ $ $ $ $ $ $ $	1.512168 1.455557 1.387529 1.331750 1.282597 1.224054 1.187062 1.174465 1.149659 1.125	25,415,883.674 24,875,346.773 23,486,450.355 22,503,141.503 26,949,369.011 23,559,803.482 21,066,500.669 15,922,163.147 9,384,152.959 5,193,758

DFA - VA International Small Portfolio Subaccount Inception Date October 6, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	2.814412 2.268629 1.631700 2.873746 2.712059 2.185709 1.805267 1.408442 0.899 0.875	$ $ $ $ $ $ $ $ $ $	2.382999 2.814412 2.268629 1.631700 2.873746 2.712059 2.185709 1.805267 1.408442 0.899	7,492,385.863 7,657,478.997 7,884,027.551 8,798,042.523 8,619,751.111 8,935,169.349 9,183,697.611 8,468,912.058 5,030,462.442 3,423,422

DFA - VA International Value Portfolio Subaccount Inception Date October 3, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	2.138671 1.946565 1.419639 2.635388 2.393895 1.790869 1.547241 1.228331 0.823 0.906	$ $ $ $ $ $ $ $ $ $	1.765571 2.138671 1.946565 1.419639 2.635388 2.393895 1.790869 1.547241 1.228331 0.823	13,704,788.269 13,541,525.754 13,704,731.296 15,355,376.013 14,508,225.962 14,730,747.916 15,011,306.402 13,113,305.351 9,099,983.262 6,090,296

DFA - VA U.S. Large Value Portfolio Subaccount Inception Date January 18,1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.347022 1.123378 0.869790 1.455961 1.509153 1.267152 1.162208 0.995999 0.745 0.941	$ $ $ $ $ $ $ $ $ $	1.293103 1.347022 1.123378 0.869790 1.455961 1.509153 1.267152 1.162208 0.995999 0.745	24,159,273.665 26,005,012.657 29,067,610.832 31,839,691.023 31,982,901.137 30,769,461.239 28,072,051.518 23,621,839.297 15,889,251.813 9,760,461

DFA - VA Short-Term Fixed Portfolio Subaccount Inception Date October 9, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.237827 1.231551 1.216255 1.177000 1.128000 1.084541 1.067822 1.065931 1.058 1.026	$ $ $ $ $ $ $ $ $ $	1.235817 1.237827 1.231551 1.216255 1.177000 1.128000 1.084541 1.067822 1.065931 1.058	27,815,541.847 24,000,407.447 22,635,692.794 22,270,173.005 24,263,588.606 20,761,155.376 19,389,443.774 15,560,121.201 10,159,183.732 5,860,311

0.60%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
VA U.S. Targeted Value Portfolio Subaccount Inception Date October 6, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	2.058024 1.604067 1.274451 2.033141 2.377255 1.977030 1.877030 1.533537 0.928 1.046	$ $ $ $ $ $ $ $ $ $	1.952747 2.058024 1.604067 1.274451 2.033141 2.377255 1.977030 1.877030 1.533537 0.928	11,549,161.343 14,276,786.224 16,390,412.522 16,949,714.075 16,266,491.543 15,741,507.942 15,558,939.518 12,784,226.454 9,157,566.110 7,112,893

The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	0.983110 0.863423 0.650943 1.001055 0.936879 0.865002 0.841950 0.799523 0.640 0.908	$ $ $ $ $ $ $ $ $ $	0.983620 0.983110 0.863423 0.650943 1.001055 0.936879 0.865002 0.841950 0.799523 0.640	174,839.439 174,839.439 181,040.850 252,398.443 276,189.135 327,848.713 350,911.590 382,814.029 169,891.975 22,113

Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.221916 1.068504 0.879428 1.258881 1.185254 1.026056 0.991372 0.951686 0.792 0.959	$ $ $ $ $ $ $ $ $ $	1.320792 1.221916 1.068504 0.879428 1.258881 1.185254 1.026056 0.991372 0.951686 0.792	29,345.170 29,894.382 127,845.755 147,222.432 169,206.815 252,375.891 322,903.049 434,587.218 666,054.068 379,826

Federated Capital Appreciation Fund II Subaccount Inception Date March 11, 2010	2011 2010	$ $	1.085037 1.000000	$ $	1.021485 1.085037	116,206.809 227,227.900

Federated Managed Volatility Fund II Subaccount Inception Date July 20, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.275437 1.144745 0.897758 1.134336 1.096899 0.954206 0.903168 0.826580 0.689 0.912	$ $ $ $ $ $ $ $ $ $	1.328366 1.275437 1.144745 0.897758 1.134336 1.096899 0.954206 0.903168 0.826580 0.689	355,390.783 639,347.870 337,485.926 68,251.149 65,111.248 92,807.342 85,042.887 29,405.922 88,578.104 64,907

Federated Fund for U.S. Government Securities II Subaccount Inception Date June 28, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.474991 1.410936 1.349125 1.301550 1.231956 1.190079 1.173397 1.139328 1.120 1.033	$ $ $ $ $ $ $ $ $ $	1.550928 1.474991 1.410936 1.349125 1.301550 1.231956 1.190079 1.173397 1.139328 1.120	2,926,207.574 2,059,366.210 2,077,844.056 2,437,220.824 2,514,989.417 2,399,960.916 2,423,994.740 1,851,148.927 1,734,568.805 1,896,903

Federated High Income Bond Fund II Subaccount Inception Date September 18, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.963739 1.721884 1.133277 1.540537 1.498456 1.360432 1.333153 1.214176 0.999 0.992	$ $ $ $ $ $ $ $ $ $	2.052929 1.963739 1.721884 1.133277 1.540537 1.498456 1.360432 1.333153 1.214176 0.999	1,198,271.735 1,475,462.363 1,712,471.304 2,055,497.911 2,697,939.881 2,597,521.938 2,735,412.842 3,690,140.363 3,794,609.112 1,585,753

0.60%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Federated Prime Money Fund II Subaccount Inception Date December 7, 1994	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.143039 1.149905 1.151614 1.129819 1.085019 1.044001 1.022638 1.020480 1.020 1.012	$ $ $ $ $ $ $ $ $ $	1.136177 1.143039 1.149905 1.151614 1.129819 1.085019 1.044001 1.022638 1.020480 1.020	7,905,682.722 5,840,535.529 5,270,898.436 13,143,016.049 6,848,408.764 4,945,100.695 4,639,408.822 3,867,753.698 3,892,259.552 8,205,653

Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	1.087948 0.933714 0.692148 1.211275 1.036286 1.000	$ $ $ $ $ $	1.054158 1.087948 0.933714 0.692148 1.211275 1.036286	3,179,028.556 3,628,858.553 5,171,086.451 4,355,368.724 2,580,137.249 665,319.393

Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.987927 1.552256 1.114712 1.851845 1.611228 1.438221 1.222968 1.000	$ $ $ $ $ $ $ $	1.766372 1.987927 1.552256 1.114712 1.851845 1.611228 1.438221 1.222968	434,766.102 529,297.307 505,821.937 622,436.421 669130.213 747,022.702 501,964.739 89,625.850

Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.336744 1.061921 0.677907 1.396422 1.328766 1.149027 1.125929 1.000	$ $ $ $ $ $ $ $	1.211767 1.336744 1.061921 0.677907 1.396422 1.328766 1.149027 1.125929	402,167.657 420,538.901 756,078.055 170,243.292 184,672.851 199,915.126 164,806.654 110,156.286

NVIT Developing Markets Fund Subaccount Inception Date February 5, 1996	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	3.206414 2.777355 1.722282 4.111621 2.882324 2.154623 1.648088 1.384188 0.872 0.971	$ $ $ $ $ $ $ $ $ $	2.473187 3.206414 2.777355 1.722282 4.111621 2.882324 2.154623 1.648088 1.384188 0.872	1,297,855.689 1,311,261.298 1,386,954.908 1,357,678.640 1,063,783.168 1,336,122.310 1,066,742.833 783,476.002 534,117.748 421,990

Columbia Variable Portfolio – Mid Cap Growth Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.215990 0.955222 0.647333 1.254527 1.085675 1.032250 0.925493 0.859676 0.637 0.959	$ $ $ $ $ $ $ $ $ $	0.827193 1.215990 0.955222 0.647333 1.254527 1.085675 1.032250 0.925493 0.859676 0.637	30,389.817 23,271.313 24,916.455 27,049.226 42,640.852 42,887.590 79,132.589 71,488.351 51,422.118 43,840

Columbia Variable Portfolio - Seligman Global Technology Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.351632 1.181560 0.733137 1.237175 1.079598 0.922763 0.859954 0.833190 0.616 0.909	$ $ $ $ $ $ $ $ $ $	1.262168 1.351632 1.181560 0.733137 1.237175 1.079598 0.922763 0.859954 0.833190 0.616	10,949.460 0.000 3,261.653 8,140.059 18,726.283 44,931.786 51,527.536 82,141.928 55,582.035 20,939

0.60%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Vanguard - Equity Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.297588 1.135967 0.903781 1.441734 1.376361 1.196627 1.148713 1.042940 0.817 1.000	$ $ $ $ $ $ $ $ $ $	1.314813 1.297588 1.135967 0.903781 1.441734 1.376361 1.196627 1.148713 1.042940 0.817	17,087,035.447 18,733,874.308 21,923,618.852 20,154,916.538 18,542,352.157 15,564,397.558 13,879,232.891 13,328,664.848 8,121,760.396 3,734,097

Vanguard - Mid-Cap Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.727550 1.386234 0.993457 1.717725 1.628114 1.439836 1.270854 1.062613 0.797 1.000	$ $ $ $ $ $ $ $ $ $	1.682295 1.727550 1.386234 0.993457 1.717725 1.628114 1.439836 1.270854 1.062613 0.797	2,465,677.457 2,488,162.306 2,560,649.505 3,243,827.080 3,169,088.568 3,15,649.428 2,953,824.921 1,919,259.914 1,166,225.739 409,519

Vanguard – REIT Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	2.074701 1.627394 1.267706 2.032337 2.451572 1.827797 1.644141 1.267349 0.941 1.000	$ $ $ $ $ $ $ $ $ $	2.236367 2.074701 1.627394 1.267706 2.032337 2.451572 1.827797 1.644141 1.267349 0.941	3,723,209.485 4,392,861.393 4,829,248.401 4,182,929.013 4,166,086.334 4,868,947.434 4,672,816.793 4,242,532.165 3,222,018.073 1,619,996

Vanguard – International Subaccount Inception Date May 1, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	0.966612 0.840283 0.592033 1.081274 1.000000	$ $ $ $ $	0.830783 0.966612 0.840283 0.592033 1.081274	3,143,648.257 3,530,789.111 3,413,800.705 2,104,554.137 441,216.217

Vanguard – Short-Term Investment-Grade Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.386082 1.325234 1.170907 1.220091 1.157676 1.110001 1.092107 1.076457 1.046 1.000	$ $ $ $ $ $ $ $ $ $	1.405631 1.386082 1.325234 1.170907 1.220091 1.157676 1.110001 1.092107 1.076457 1.046	13,410,264.310 10,790,395.891 10,166,278.686 10,528,972.117 10,219,726.445 9,232,343.425 8,038,430.648 5,604,990.353 3,653,958.373 1,239,776

Vanguard - Total Bond Market Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.488777 1.406288 1.335405 1.276682 1.200526 1.157846 1.137478 1.098159 1.062 1.000	$ $ $ $ $ $ $ $ $ $	1.593157 1.488777 1.406288 1.335405 1.276682 1.200526 1.157846 1.137478 1.098159 1.062	10,854,706.236 11,559,049.282 12,446,949.284 8,465,821.066 8,068,817.301 6,872,470.880 5,230,831.039 3,432,334.135 2,032,328.432 753,412

0.60%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Wanger International Subaccount Inception Date September 18, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	2.664692 2.145937 1.441307 2.665470 2.305467 1.690910 1.399715 1.080928 0.730 0.853	$ $ $ $ $ $ $ $ $ $	2.261528 2.664692 2.145937 1.441307 2.665470 2.305467 1.690910 1.399715 1.080928 0.730	541,089.029 742,290.794 694,999.210 721,114.812 1,018,126.456 1,285,950.183 1,200,334.402 944,530.961 631,039.327 397,408

Wanger USA Subaccount Inception Date September 20, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.812379 1.478084 1.045473 1.743814 1.664632 1.552374 1.403700 1.193356 0.838 1.014	$ $ $ $ $ $ $ $ $ $	1.738662 1.812379 1.478084 1.045473 1.743814 1.664632 1.552374 1.403700 1.193356 0.838	1,261,396.000 1,423,742.703 1,746,009.407 1,834,926.590 2,166,217.193 2,622,777.565 2,390,531.848 1,991,761.308 1,706,191.113 1,270,439

WFAVT Small Cap Value Fund Subaccount Inception Date October 13, 1997	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.598194 1.371224 0.861195 1.562428 1.582877 1.376012 1.188178 1.023686 0.744 0.974	$ $ $ $ $ $ $ $ $ $	1.473286 1.598194 1.371224 0.861195 1.562428 1.582877 1.376012 1.188178 1.023686 0.744	87,049.403 115,114.171 280,340.706 186,064.025 202,117.306 529,958.444 676,733.660 664,566.240 854,092.940 867,367

0.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Vanguard ETF Index - Balanced – Initial Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	1.054136 0.955229 0.824415 1.000000	$ $ $ $	1.063764 1.054136 0.955229 0.824415	0.000 0.000 0.000 0.000

TA Vanguard ETF Index - Growth – Initial Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	1.005428 0.894355 0.727837 1.000000	$ $ $ $	0.990396 1.005428 0.894355 0.727837	0.000 0.000 0.000 0.000

TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.519782 1.404243 1.128664 1.441314 1.363670 1.254054 1.199995 1.100876 0.901 1.000	$ $ $ $ $ $ $ $ $ $	1.550082 1.519782 1.404243 1.128664 1.441314 1.363670 1.254054 1.199995 1.100876 0.901	0.000 0.000 0.000 0.000 145,682.511 145,682.511 145,682.511 145,683 161,869.457 161,969

TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.445802 1.265933 0.981488 1.636511 1.528654 1.330735 1.193301 1.051863 0.809 1.000	$ $ $ $ $ $ $ $ $ $	1.358668 1.445802 1.265933 0.981488 1.636511 1.528654 1.330735 1.193301 1.051863 0.809	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 100

TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.539558 1.403899 1.117881 1.519777 1.416973 1.279315 1.198397 1.082823 0.873 1.000	$ $ $ $ $ $ $ $ $ $	1.538596 1.539558 1.403899 1.117881 1.519777 1.416973 1.279315 1.198397 1.082823 0.873	11,064.385 139,283.709 11,064.385 11,064.385 11,064.385 11,064.385 11,071.539 11,,072 0.000 100

TA Asset Allocation Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.516244 1.353792 1.063210 1.591599 1.485941 1.313821 1.23103 1.066490 0.844 1.000	$ $ $ $ $ $ $ $ $ $	1.476147 1.516244 1.353792 1.063210 1.591599 1.485941 1.313821 1.23103 1.066490 0.844	16,710.645 21,872.987 7,784.263 7,784.263 7,784.263 1,253,257.564 1,289,440.122 1,312,266 1,026,859.772 100

TA BlackRock Large Cap Value - Initial Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	1.100893 1.003266 0.984672	$ $ $	1.123715 1.100893 1.003266	12,921.479 12,921.479 5,502.928

TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 3, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	30.178545 26.260490 19.810808 34.605654 37.335227 26.412035 23.426754 17.747415 13.160 12.785	$ $ $ $ $ $ $ $ $ $	28.264016 30.178545 26.260490 19.810808 34.605654 37.335227 26.412035 23.426754 17.747415 13.160	18,707.634 20,906.184 24,207.054 28,176.804 48,929.187 71,414.071 81,719.962 111,270 171,570 172,881

0.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA JP Morgan Enhanced Index - Initial Class Subaccount Inception Date October 13, 1997	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	14.087667 12.310946 9.561646 15.361466 14.790720 12.909972 12.559244 11.386439 8.888 11.863	$ $ $ $ $ $ $ $ $ $	14.100350 14.087667 12.310946 9.561646 15.361466 14.790720 12.909972 12.559244 11.386439 8.888	149,730.326 149,822.673 217,711.306 239,326.218 295,275.233 347,294.095 442,623.782 420,976 665,507 497,933

TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.320204 1.042704 0.820479 1.297769 1.292862 1.097576 1.061410 0.978856 0.729 0.975	$ $ $ $ $ $ $ $ $ $	1.235521 1.320204 1.042704 0.820479 1.297769 1.292862 1.097576 1.061410 0.978856 0.729	0.000 5,517.439 5,517.439 5,517.439 5,517.439 5,517.439 5,517.439 12,446 92,510.213 6,517

TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.555644 1.417019 1.074920 1.671990 1.541803 1.260924 1.124436 0.989796 0.795 1.000	$ $ $ $ $ $ $ $ $ $	1.390171 1.555644 1.417019 1.074920 1.671990 1.541803 1.260924 1.124436 0.989796 0.795	39,031.720 52,111.364 64,510.777 100,479.675 90,124.072 123,725.155 129,637.320 158,465 64,880.955 19,305

TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.545963 1.451583 1.259128 1.303739 1.204464 1.163292 1.144186 1.102095 1.057 1.000	$ $ $ $ $ $ $ $ $ $	1.632288 1.545963 1.451583 1.259128 1.303739 1.204464 1.163292 1.144186 1.102095 1.057	1,759,175.107 1,873,033.906 1,305,619.511 1,450,657.124 1,781,631.119 1,782,437.953 653,795.094 355,941 465,901.044 313,392

TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	1.210953 0.906691 0.657941 1.038825 0.953944 1.000000	$ $ $ $ $ $	1.223521 1.210953 0.906691 0.657941 1.038825 0.953944	39,173.721 15,504.336 0.000 16,458.355 0.000 0.000

TA Efficient Markets – Initial Class Subaccount Inception Date November 10, 2008	2011 2010 2009 2008	$ $ $ $	1.364144 1.218564 1.038061 1.000000	$ $ $ $	1.329257 1.364144 1.218564 1.038061	0.000 0.000 0.000 0.000

TA WMC Diversified Growth - Initial Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.293771 1.105313 0.861097 1.605203 1.389423 1.286344 1.110971 7.406285 5.522 8.473	$ $ $ $ $ $ $ $ $ $	1.237449 1.293771 1.105313 0.861097 1.605203 1.389423 1.286344 1.110971 7.406285 5.522	247,558.929 236,485.516 1,656,571.830 1,853,266.977 2,170,738.483 2,914,463.375 1,542,179.343 1,379,374 308,368.183 291,327

0.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Systematic Small/Mid Cap Value - Initial Class Subaccount Inception Date October 13, 1997	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	38.338220 29.588484 20.794733 35.394843 28.560397 24.349604 21.580876 18.669705 9.847 16.372	$ $ $ $ $ $ $ $ $ $	37.078960 38.338220 29.588484 20.794733 35.394843 28.560397 24.349604 21.580876 18.669705 9.847	25,928.321 24,065.977 25,723.005 25,943.601 33,728.305 35,228.546 47,453.857 61,703 86,713 155,233

TA Morgan Stanley Active International Allocation - Initial Class Subaccount Inception Date October 13, 1997	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	14.116252 13.097510 10.472084 17.231985 15.003550 12.226714 10.814525 9.380292 7.109 8.618	$ $ $ $ $ $ $ $ $ $	12.020482 14.116252 13.097510 10.472084 17.231985 15.003550 12.226714 10.814525 9.380292 7.109	44,427.955 53,283.321 67,742.173 80,851.597 102,172.071 131,385.426 180,498.351 202,778 245,313 460,527

TA Morgan Stanley Mid-Cap Growth - Initial Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.266292 0.951836 0.596675 1.118155 0.918490 0.841117 0.787151 0.739462 0.581 0.873	$ $ $ $ $ $ $ $ $ $	1.173717 1.266292 0.951836 0.596675 1.118155 0.918490 0.841117 0.787151 0.739462 0.581	140,670.884 103,493.698 42,656.003 27,350.563 28,091.044 28,619.591 28,658.394 28,255 26,700.574 41,547

TA Multi-Managed Balanced – Initial Class Subaccount Inception Date April 29, 2010	2011 2010	$ $	1.136065 1.000000	$ $	1.174304 1.136065	119,077.725 108,740.140

AllianceBernstein Global Thematic Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	0.978718 0.830715 0.545979 1.046062 0.878196 0.815530 0.791931 0.758513 0.531 0.918	$ $ $ $ $ $ $ $ $ $	0.744774 0.978718 0.830715 0.545979 1.046062 0.878196 0.815530 0.791931 0.758513 0.531	14,129.674 14,129.674 14,129.674 14,129.674 14,129.674 14,126.907 14,129.674 14,130 14,129.674 15,130

AllianceBernstein Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.041936 0.913545 0.692029 1.213422 1.084070 1.104812 0.996080 0.875372 0.654 0.918	$ $ $ $ $ $ $ $ $ $	1.045249 1.041936 0.913545 0.692029 1.213422 1.084070 1.104812 0.996080 0.875372 0.654	26,854.400 26,856.883 26,854.883 26,854.883 29,369.838 32,061.679 32,268.688 39,938 0.000 1,000

AllianceBernstein Large Cap Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	0.959464 0.879253 0.645470 1.079581 0.956428 0.968833 0.849087 0.788790 0.644 0.937	$ $ $ $ $ $ $ $ $ $	0.917501 0.959464 0.879253 0.645470 1.079581 0.956428 0.968833 0.849087 0.788790 0.644	0.000 0.000 0.000 21,691.484 21,691.484 50,029.029 27,404.530 19,619 11,464 55,749

0.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date March 31, 1997	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	16.862017 13.220026 10.589068 18.011397 15.978616 14.307909 14.020673 12.658764 8.840000 11.752000	$ $ $ $ $ $ $ $ $ $	15.824070 16.862017 13.220026 10.589068 18.011397 15.978616 14.307909 14.020673 12.658764 8.840000	23,314.016 26,723.127 31,109.908 61,348.639 64,808.103 55,618.011 55,465.068 47,446 57,066 48,960

DFA - VA Global Bond Portfolio Subaccount Inception Date January 18, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	22.797580 21.743066 20.879320 20.118789 19.210246 18.638944 18.450519 18.069956 17.693000 16.196000	$ $ $ $ $ $ $ $ $ $	23.672582 22.797580 21.743066 20.879320 20.118789 19.210246 18.638944 18.450519 18.069956 17.693000	341,353.075 406,205.628 404,336.203 414,825.156 605,760.590 621,766.141 720,214.342 753,666 809,316 763,636

DFA - VA International Small Portfolio Subaccount Inception Date October 6, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	25.677053 20.707949 14.901527 26.257613 24.792666 19.990937 16.519544 12.894695 8.235000 8.019000	$ $ $ $ $ $ $ $ $ $	21.730295 25.677053 20.707949 14.901527 26.257613 24.792666 19.990937 16.519544 12.894695 8.235000	219,783.384 228,417.357 258,354.452 337,816.457 347,460.775 416,369.391 555,959.410 730,401 767,292 884,737

DFA - VA International Value Portfolio Subaccount Inception Date October 3, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	28.253229 25.728187 18.773108 34.867415 31.688212 23.717646 20.501250 16.283703 10.910000 12.026000	$ $ $ $ $ $ $ $ $ $	23.312751 28.253229 25.728187 18.773108 34.867415 31.688212 23.717646 20.501250 16.283703 10.910000	261,993.800 280,416.820 297,436.457 358,857.688 403,322.040 494,259.341 655,502.862 864,883 980,021 1,175,767

DFA - VA U.S. Large Value Portfolio Subaccount Inception Date January 18, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	31.812823 26.544094 20.562453 34.437028 35.713089 30.001098 27.530251 23.604732 17.667000 22.329000	$ $ $ $ $ $ $ $ $ $	30.524448 31.812823 26.544094 20.562453 34.437028 35.713089 30.001098 27.530251 23.604732 17.667000	284,875.745 317,074.585 376,576.661 466,510.635 501,868.069 569,646.587 690,914.775 856,713 897,346 1,031,009

DFA - VA Short-Term Fixed Portfolio Subaccount Inception Date October 9, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	16.058179 15.985114 15.794483 15.292447 14.662905 14.105109 13.894007 13.876360 13.774000 13.372000	$ $ $ $ $ $ $ $ $ $	16.023587 16.058179 15.985114 15.794483 15.292447 14.662905 14.105109 13.894007 13.876360 13.774000	572,312.918 586,737.960 582,909.705 514,859.239 823,505.195 787,749.211 899,407.208 960,799 1,160,101 1,121,756

0.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
DFA - VA U.S. Targeted Value Portfolio Subaccount Inception Date October 6, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	41.703705 32.520962 25.851235 41.261403 48.268976 40.162336 38.149891 31.184051 18.888000 21.294000	$ $ $ $ $ $ $ $ $ $	39.550637 41.703705 32.520962 25.851235 41.261403 48.268976 40.162336 38.149891 31.184051 18.888000	157,851.091 178,367.713 208,948.359 262,539.166 295,607.924 331,092.435 423,368.472 618,201 717,600 824,097

The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	0.978466 0.859762 0.648492 0.997788 0.934286 0.863032 0.840456 0.798516 0.639000 0.908000	$ $ $ $ $ $ $ $ $ $	0.978501 0.978466 0.859762 0.648492 0.997788 0.934286 0.863032 0.840456 0.798516 0.639000	19,500.621 31,529.635 41,774.027 55,589.549 63,967.529 64,567.698 64,567.698 64,568 64,567.698 65,568

Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.216156 1.063979 0.876128 1.254784 1.181988 1.023726 0.989615 0.950483 0.792 0.959	$ $ $ $ $ $ $ $ $ $	1.313905 1.216156 1.063979 0.876128 1.254784 1.181988 1.023726 0.989615 0.950483 0.792	0.000 0.000 0.000 19,477.279 61,768.178 61,768.178 63,024.386 61,903 100,639.495 66,399

Federated Capital Appreciation Fund II Subaccount Inception Date March 11, 2010	2011 2010	$ $	1.084604 1.000000	$ $	1.020572 1.084604	511,169.847 777,638.829

Federated Managed Volatility Fund II Subaccount Inception Date July 20, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	19.389953 17.411869 13.661861 17.270655 16.708979 14.542572 13.771444 12.609999 10.518000 13.920000	$ $ $ $ $ $ $ $ $ $	20.184624 19.389953 17.411869 13.661861 17.270655 16.708979 14.542572 13.771444 12.609999 10.518000	14,525.263 14,297.560 15,333.738 17,749.033 15,451.070 19,085.480 37,509.341 43,038 44,170 54,971

Federated Fund for U.S. Government Securities II Subaccount Inception Date June 28, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	20.777219 19.884787 19.023115 18.361462 17.388494 16.805776 16.578556 16.105222 15.835000 14.616000	$ $ $ $ $ $ $ $ $ $	21.836037 20.777219 19.884787 19.023115 18.361462 17.388494 16.805776 16.578556 16.105222 15.835000	72,192.407 74,525.993 116,210.160 141,396.224 193,115.879 201,515.600 256,300.708 297,704 387,836 559,822

Federated High Income Bond Fund II Subaccount Inception Date September 18, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	24.523836 21.514199 14.166879 19.267604 18.750641 17.031897 16.698744 15.215940 12.531000 12.440000	$ $ $ $ $ $ $ $ $ $	25.624871 24.523836 21.514199 14.166879 19.267604 18.750641 17.031897 16.698744 15.215940 12.531000	66,253.419 82,882.603 113,247.123 119,419.551 149,449.284 214,350.649 254,389.168 303,789 351,231 359,156

0.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Federated Prime Money Fund II Subaccount Inception Date December 7, 1994	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	15.031798 15.129344 15.159159 14.879709 14.296822 13.763074 13.487982 13.466238 13.462000 13.366000	$ $ $ $ $ $ $ $ $ $	14.934983 15.031798 15.129344 15.159159 14.879709 14.296822 13.763074 13.487982 13.466238 13.462000	193,702.724 151,015.399 158,034.893 237,697.406 184,412.287 185,440.362 214,989.127 262,560 376,674 785,053

Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	1.085432 0.932014 0.691234 1.210280 1.035939 1.000000	$ $ $ $ $ $	1.051197 1.085432 0.932014 0.691234 1.210280 1.035939	160,308.386 141,700.401 142,489.299 263,384.615 0.000 0.000

Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.981342 1.547891 1.112132 1.848487 1.609103 1.437037 1.222571 1.000	$ $ $ $ $ $ $ $	1.759650 1.981342 1.547891 1.112132 1.848487 1.609103 1.437037 1.222571	28,733.034 30,067.510 34,332.213 36,699.708 42,655.794 65,452.479 44,455.332 49,131

Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.332318 1.058944 0.676343 1.393896 1.327020 1.148082 1.125557 1.000	$ $ $ $ $ $ $ $	1.207149 1.332318 1.058944 0.676343 1.393896 1.327020 1.148082 1.125557	136,183.579 141,082.206 128,862.202 25,141.673 25,141.673 25,141.673 25,141.673 25,142

NVIT Developing Markets Fund Subaccount Inception Date February 5, 1996	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	22.986636 19.920664 12.359231 29.520112 20.704447 15.484852 11.850324 9.957720 6.276000 6.994000	$ $ $ $ $ $ $ $ $ $	17.721376 22.986636 19.920664 12.359231 29.520112 20.704447 15.484852 11.850324 9.957720 6.276000	38,217.316 40,440.949 45,851.456 69,412.895 85,052.843 109,321.500 150,138.318 203,184 207,243 336,438

Columbia Variable Portfolio – Mid Cap Growth Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.210233 0.951165 0.644907 1.250436 1.082679 1.029913 0.923862 0.858577 0.637000 0.958000	$ $ $ $ $ $ $ $ $ $	0.826914 1.210233 0.951165 0.644907 1.250436 1.082679 1.029913 0.923862 0.858577 0.637000	79,836.470 57,966.768 67,910.980 72,526.490 75,684.389 76,128.158 76,751.489 76,394 19,266.647 31,700

Columbia Variable Portfolio - Seligman Global Technology Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.345218 1.176538 0.730378 1.233138 1.076606 0.920674 0.858432 0.832124 0.616 0.908	$ $ $ $ $ $ $ $ $ $	1.255562 1.345218 1.176538 0.730378 1.233138 1.076606 0.920674 0.858432 0.832124 0.616	55,280.341 20,540.646 25,048.001 31,121.356 34,780.964 35,043.013 35,266.651 34,833 34,771.816 31,702

0.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Vanguard - Equity Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.292033 1.131654 0.900797 1.437694 1.373192 1.194465 1.147196 1.042081 0.816000 1.000000	$ $ $ $ $ $ $ $ $ $	1.308529 1.292033 1.131654 0.900797 1.437694 1.373192 1.194465 1.147196 1.042081 0.816000	677,257.474 823,362.337 851,407.662 1,147,458.135 1,141,591.533 1,142,943.169 1,451,022.563 1,227,352 863,820.761 332,603

Vanguard - Mid-Cap Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.720098 1.380944 0.990167 1.712888 1.624344 1.437207 1.269154 1.061727 0.797000 1.000000	$ $ $ $ $ $ $ $ $ $	1.674201 1.720098 1.380944 0.990167 1.712888 1.624344 1.437207 1.269154 1.061727 0.797000	62,020.552 88,568.493 98,781.883 94,739.209 231,954.469 191,536.049 189,212.254 213,788 168,033.293 26,738

Vanguard - REIT Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	2.065794 1.621212 1.263518 2.026627 2.445905 1.824468 1.641967 1.266290 0.941000 1.000000	$ $ $ $ $ $ $ $ $ $	2.225664 2.065794 1.621212 1.263518 2.026627 2.445905 1.824468 1.641967 1.266290 0.941000	263,254.836 284,623.925 300,120.856 320,605.392 238,811.900 324,811.039 370,184.894 812,377 240,889.768 132,235

Vanguard – International Subaccount Inception Date May 1, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	0.964834 0.839168 0.591535 1.080912 1.000000	$ $ $ $ $	0.828842 0.964834 0.839168 0.591535 1.080912	210,131.428 203,905.580 195,890.327 111,859.625 0.000

Vanguard - Short-Term Investment-Grade Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.380145 1.320221 1.167051 1.216702 1.155054 1.108055 1.090718 1.075578 1.045000 1.000000	$ $ $ $ $ $ $ $ $ $	1.398904 1.380145 1.320221 1.167051 1.216702 1.155054 1.108055 1.090718 1.075578 1.045000	1,097,306.392 508,309.401 542,800.426 253,165.517 602,341.023 524,509.007 483,081.580 437,812 543,197.414 72,773

Vanguard - Total Bond Market Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.482418 1.400983 1.331021 1.273128 1.197784 1.155766 1.135982 1.097255 1.062000 1.000000	$ $ $ $ $ $ $ $ $ $	1.585578 1.482418 1.400983 1.331021 1.273128 1.197784 1.155766 1.135982 1.097255 1.062000	227,992.628 147,514.720 169,928.443 203,276.302 479,035.302 542,142.246 539,317.948 480,132 187,818.265 141,059

0.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Wanger International Subaccount Inception Date September 18, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	63.544865 51.199411 34.404821 63.658274 55.088165 40.423609 33.478705 25.866750 17.489 20.428	$ $ $ $ $ $ $ $ $ $	53.903913 63.544865 51.199411 34.404821 63.658274 55.088165 40.423609 33.478705 25.866750 17.489	14,193.646 16,776.413 21,560.004 24,635.963 32,993.774 42,449.409 58,796.030 74,012 120,840 107,625

Wanger USA Subaccount Inception Date September 20, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	43.646843 35.613826 25.202687 42.057961 40.168299 37.477896 33.905369 28.839247 20.267 24.521	$ $ $ $ $ $ $ $ $ $	41.850812 43.646843 35.613826 25.202687 42.057961 40.168299 37.477896 33.905369 28.839247 20.267	32,670.665 35,115.682 39,077.407 51,464.033 64,053.591 72,348.000 97,299.979 136,830 206,683 159,837

WFAVT Small Cap Value Fund Subaccount Inception Date October 13, 1997	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	17.851312 15.323712 9.628819 17.477916 17.715411 15.407767 13.311104 11.474112 8.245 10.930	$ $ $ $ $ $ $ $ $ $	16.447925 17.851312 15.323712 9.628819 17.477916 17.715411 15.407767 13.311104 11.474112 8.245	11,652.575 19,152.239 25,402.117 35,079.886 50,620.956 52,917.198 55,825.527 61,828 65,649 101,342

0.75%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Vanguard ETF Index - Balanced – Initial Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	1.051370 0.953656 0.823868 1.000000	$ $ $ $	1.059919 1.051370 0.953656 0.823868	0.000 0.000 0.000 0.000

TA Vanguard ETF Index - Growth – Initial Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	1.002759 0.892871 0.727352 1.000000	$ $ $ $	0.986784 1.002759 0.892871 0.727352	0.000 0.000 0.000 0.000

TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.506722 1.393560 1.121188 1.433189 1.357347 1.249478 1.196796 1.099033 0.901 1.000	$ $ $ $ $ $ $ $ $ $	1.535241 1.506722 1.393560 1.121188 1.433189 1.357347 1.249478 1.196796 1.099033 0.901	174,588.914 422,096.808 1,385,763.475 525,046.818 822,690.587 391,141.716 318,647.301 130,336.081 0.000 100

TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.433403 1.256320 0.975014 1.627352 1.521618 1.325911 1.190160 1.050140 0.809 1.000	$ $ $ $ $ $ $ $ $ $	1.345684 1.433403 1.256320 0.975014 1.627352 1.521618 1.325911 1.190160 1.050140 0.809	54,189.135 44,345.047 83,005.760 154,980.656 100,775.107 44,908.422 41,740.306 94,903.793 33,689.754 100

TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.526312 1.393209 1.110473 1.511226 1.410426 1.274668 1.195226 1.081041 0.872 1.000	$ $ $ $ $ $ $ $ $ $	1.523852 1.526312 1.393209 1.110473 1.511226 1.410426 1.274668 1.195226 1.081041 0.872	141,432.901 219,607.778 241,365.842 261,085.936 606,955.242 782,404.195 42,067.960 42,067.960 0.000 100

TA Asset Allocation Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.503233 1.343509 1.056183 1.582672 1.479067 1.309030 1.199903 1.064711 0.844 1.000	$ $ $ $ $ $ $ $ $ $	1.462039 1.503233 1.343509 1.056183 1.582672 1.479067 1.309030 1.199903 1.064711 0.844	124,001.514 124,104.906 136,513.522 154,933.380 175,955.918 154,139.178 184,803.851 91,569.709 628.296 714

TA BlackRock Large Cap Value - Initial Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	1.099686 1.003146 0.984669	$ $ $	1.121374 1.099686 1.003146	103,957.012 94,612.136 164,254.049

TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 3, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	2.420996 2.108768 1.592434 2.784456 3.007087 2.129400 1.890591 1.433686 1.064 1.035	$ $ $ $ $ $ $ $ $ $	2.265158 2.420996 2.108768 1.592434 2.784456 3.007087 2.129400 1.890591 1.433686 1.064	127,107.107 153,659.540 205,991.121 213,980.280 303,956.885 243,430.059 183,372.557 249,353.599 141,437.415 894,511

0.75%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA JP Morgan Enhanced Index - Initial Class Subaccount Inception Date October 13, 1997	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.110207 0.971153 0.755010 1.214189 1.170247 1.022456 0.995663 0.903588 0.706 0.943	$ $ $ $ $ $ $ $ $ $	1.110107 1.110207 0.971153 0.755010 1.214189 1.170247 1.022456 0.995663 0.903588 0.706	104,535.631 145,796.124 221,208.333 376,754.552 450,354.749 329,649.305 239,167.447 356,013.180 1,367,507.815 629,623

TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.307783 1.033909 0.814366 1.289378 1.285789 1.092643 1.057672 0.976384 0.728 0.974	$ $ $ $ $ $ $ $ $ $	1.222684 1.307783 1.033909 0.814366 1.289378 1.285789 1.092643 1.057672 0.976384 0.728	15,317.176 15,377.266 24,405.281 24,467.096 24,533.100 24,575.118 24,618.523 24,665.248 29,344.251 174,848

TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.542291 1.406257 1.067815 1.662599 1.534669 1.256337 1.121460 0.988170 0.795 1.000	$ $ $ $ $ $ $ $ $ $	1.376877 1.542291 1.406257 1.067815 1.662599 1.534669 1.256337 1.121460 0.988170 0.795	74,029.067 125,060.116 164,495.478 86,310.915 264,161.705 282,308.125 41,083.201 61,552.017 573,521.694 2,481,763

TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.532735 1.440582 1.250812 1.296409 1.198895 1.159058 1.141145 1.100269 1.057 1.000	$ $ $ $ $ $ $ $ $ $	1.616724 1.532735 1.440582 1.250812 1.296409 1.198895 1.159058 1.141145 1.100269 1.057	2,242,491.098 2,972,647.552 3,300,558.231 2,461,946.651 2,136,858.946 1,339,704.667 948,781.784 469,691.245 438,083.214 185,509

TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	1.205352 0.903397 0.656205 1.037117 0.953327 1.000000	$ $ $ $ $ $	1.216649 1.205352 0.903397 0.656205 1.037117 0.953327	264,662.153 457,877.760 352,166.472 100,967.961 34,944.244 31,334.614

TA Efficient Markets – Initial Class Subaccount Inception Date November 10, 2008	2011 2010 2009 2008	$ $ $ $	1.361255 1.217186 1.037918 1.000000	$ $ $ $	1.325129 1.361255 1.217186 1.037918	0.000 0.000 0.000 0.000

TA WMC Diversified Growth - Initial Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.281584 1.095985 0.854679 1.594824 1.381826 1.280569 1.107079 0.963156 0.739 0.958	$ $ $ $ $ $ $ $ $ $	1.224577 1.281584 1.095985 0.854679 1.594824 1.381826 1.280569 1.107079 0.963156 0.739	375,832.273 765,355.619 748,354.731 697,418.419 751,404.778 1,045,357.865 668,383.796 442,463.183 132,041.061 93,160

0.75%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Systematic Small/Mid Cap Value - Initial Class Subaccount Inception Date October 13, 1997	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	2.385877 1.843184 1.296675 2.209283 1.784469 1.522885 1.351056 1.169963 0.618 1.028	$ $ $ $ $ $ $ $ $ $	2.305216 2.385877 1.843184 1.296675 2.209283 1.784469 1.522885 1.351056 1.169963 0.618	107,088.427 107,073.343 196,535.472 67,795.772 6,767.293 6,849.837 25,269.206 25,270.111 72,001.844 125,527

TA Morgan Stanley Active International Allocation - Initial Class Subaccount Inception Date October 13, 1997	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.496114 1.389521 1.112090 1.831795 1.596493 1.302305 1.153030 1.001104 0.759 0.922	$ $ $ $ $ $ $ $ $ $	1.272734 1.496114 1.389521 1.112090 1.831795 1.596493 1.302305 1.153030 1.001104 0.759	38,906.356 112,197.913 131,136.113 153,771.834 218,674.036 172,677.792 80,040.571 149,064.803 159,465.145 491,308

TA Morgan Stanley Mid-Cap Growth - Initial Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.254313 0.943775 0.592214 1.110891 0.913439 0.837324 0.784383 0.737599 0.580 0.873	$ $ $ $ $ $ $ $ $ $	1.161461 1.254313 0.943775 0.592214 1.110891 0.913439 0.837324 0.784383 0.737599 0.580	112,532.154 346,764.687 464,706.225 20,254.345 152,129.663 49,829.856 78,862.301 63,389.867 72,917.580 114,090

TA Multi-Managed Balanced – Initial Class Subaccount Inception Date April 29, 2010	2011 2010	$ $	1.135313 1.000000	$ $	1.172367 1.135313	59,304.010 64,822.465

AllianceBernstein Global Thematic Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	0.969481 0.823692 0.541901 1.039271 0.873362 0.811860 0.789151 0.756591 0.530 0.918	$ $ $ $ $ $ $ $ $ $	0.737011 0.969481 0.823692 0.541901 1.039271 0.873362 0.811860 0.789151 0.756591 0.530	0.000 0.000 0.000 0.000 0.000 0.000 4,667.547 4,469.141 494,672.402 9,211

AllianceBernstein Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.032093 0.905811 0.686852 1.205553 1.078118 1.099834 0.992572 0.873163 0.653 0.917	$ $ $ $ $ $ $ $ $ $	1.034356 1.032093 0.905811 0.686852 1.205553 1.078118 1.099834 0.992572 0.873163 0.653	15,682.778 16,310.705 16,946.922 68,262.039 77,474.204 78,313.840 116,864.962 148,989.076 108,827.248 109,977

AllianceBernstein Large Cap Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	0.950421 0.871834 0.640654 1.072589 0.951182 0.964473 0.846104 0.786798 0.643 0.936	$ $ $ $ $ $ $ $ $ $	0.907958 0.950421 0.871834 0.640654 1.072589 0.951182 0.964473 0.846104 0.786798 0.643	0.000 0.000 0.000 0.000 0.000 0.000 59,279.966 0.000 16,521.337 20,538

0.75%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date March 31, 1997	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.371134 1.076049 0.862762 1.468969 1.304487 1.169252 1.146916 1.036545 0.725 0.964	$ $ $ $ $ $ $ $ $ $	1.285451 1.371134 1.076049 0.862762 1.468969 1.304487 1.169252 1.146916 1.036545 0.725	251,546.915 307,224.463 301,572.083 325,293.988 361,277.468 196,947.236 123,603.591 48,757.382 55,416.233 70,407

DFA - VA Global Bond Portfolio Subaccount Inception Date January 18, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.434995 1.369980 1.316861 1.270151 1.213998 1.179060 1.168298 1.145334 1.123 1.029	$ $ $ $ $ $ $ $ $ $	1.488599 1.434995 1.369980 1.316861 1.270151 1.213998 1.179060 1.168298 1.145334 1.123	3,590,906.087 3,106,354.429 3,295,688.125 3,395,004.580 4,528,191.634 3,255,592.709 2,474,387.359 1,019,243.257 1,057,068.273 825,655

DFA - VA International Small Portfolio Subaccount Inception Date October 6, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	2.774685 2.239936 1.613469 2.845878 2.689786 2.170995 1.795784 1.403131 0.897 0.874	$ $ $ $ $ $ $ $ $ $	2.345873 2.774685 2.239936 1.613469 2.845878 2.689786 2.170995 1.795784 1.403131 0.897	1,397,959.481 1,589,212.656 1,624,712.511 1,786,159.442 1,927,451.361 1,578,095.536 1,410,591.034 526,805.875 397,317.897 298,749

DFA - VA International Value Portfolio Subaccount Inception Date October 3, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	2.108457 1.921919 1.403761 2.609832 2.374239 1.778797 1.539099 1.223687 0.821 0.906	$ $ $ $ $ $ $ $ $ $	1.738037 2.108457 1.921919 1.403761 2.609832 2.374239 1.778797 1.539099 1.223687 0.821	2,547,262.923 2,375,000.785 2,676,175.771 2,991,639.307 2,950,016.520 2,457,066.647 2,111,302.874 1,324,915.181 1,018,620.501 849,763

DFA - VA U.S. Large Value Portfolio Subaccount Inception Date January 18, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.327998 1.109158 0.860061 1.441822 1.496749 1.258606 1.156087 0.992228 0.743 0.940	$ $ $ $ $ $ $ $ $ $	1.272952 1.327998 1.109158 0.860061 1.441822 1.496749 1.258606 1.156087 0.992228 0.743	5,178,069.864 5,235,684.521 5,835,679.865 6,481,822.264 6,356,491.840 5,292,496.499 4,122,414.256 2,738,097.837 1,975,692.826 1,456,894

DFA - VA Short-Term Fixed Portfolio Subaccount Inception Date October 9, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.220179 1.215846 1.202571 1.165498 1.118629 1.077128 1.062080 1.061815 1.055 1.025	$ $ $ $ $ $ $ $ $ $	1.216377 1.220179 1.215846 1.202571 1.165498 1.118629 1.077128 1.062080 1.061815 1.055	4,419,377.987 4,652,629.202 4,379,838.288 4,369,461.200 4,747,373.593 3,122,824.176 2,545,735.191 1,751,843.893 1,046,833.978 1,027,233

0.75%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
DFA - VA U.S. Targeted Value Portfolio Subaccount Inception Date October 6, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	2.028926 1.583751 1.260192 2.013419 2.357726 1.963698 1.867137 1.527732 0.926 1.045	$ $ $ $ $ $ $ $ $ $	1.922285 2.028926 1.583751 1.260192 2.013419 2.357726 1.963698 1.867137 1.527732 0.926	2,257,766.540 2,327,998.704 2,625,017.932 2,732,911.590 3,077,617.135 2,815,838.096 2,417,755.350 1,209,931.783 914,254.787 492,826

The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	0.969229 0.852501 0.643655 0.991328 0.929166 0.859154 0.837514 0.796501 0.638 0.907	$ $ $ $ $ $ $ $ $ $	0.968292 0.969229 0.852501 0.643655 0.991328 0.929166 0.859154 0.837514 0.796501 0.638	0.000 0.000 0.000 1,196.458 6,730.009 6,145.081 105,744.537 103,043.648 82,137.189 37,422

Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.204668 1.054985 0.869594 1.246671 1.175527 1.019142 0.986163 0.948103 0.791 0.958	$ $ $ $ $ $ $ $ $ $	1.300220 1.204668 1.054985 0.869594 1.246671 1.175527 1.019142 0.986163 0.948103 0.791	4,144.844 4,163.068 4,183.137 18,248.060 18,287.824 55,472.865 106,553.489 89,101.357 78,836.449 128,122

Federated Capital Appreciation Fund II Subaccount Inception Date March 11, 2010	2011 2010	$ $	1.083721 0.000000	$ $	1.018725 1.083721	60,795.931 59,596.519

Federated Managed Volatility Fund II Subaccount Inception Date July 20, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.257457 1.130295 0.887741 1.123355 1.087909 0.947787 0.898411 0.823457 0.688 0.911	$ $ $ $ $ $ $ $ $ $	1.307694 1.257457 1.130295 0.887741 1.123355 1.087909 0.947787 0.898411 0.823457 0.688	135,394.802 316,149.172 191,417.196 171,273.523 352,386.189 478,278.433 288,725.443 168,337.700 189,040.543 49,389

Federated Fund for U.S. Government Securities II Subaccount Inception Date June 28, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.454141 1.393069 1.334027 1.288914 1.221828 1.182055 1.167228 1.135042 1.117 1.032	$ $ $ $ $ $ $ $ $ $	1.526738 1.454141 1.393069 1.334027 1.288914 1.221828 1.182055 1.167228 1.135042 1.117	1,816,806.827 689,665.864 624,971.192 850,216.599 1,123,912.431 277,612.180 411,877.137 376,640.276 260,708.164 368,504

Federated High Income Bond Fund II Subaccount Inception Date September 18, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.936049 1.700132 1.120629 1.525617 1.486169 1.351274 1.326143 1.209590 0.997 0.991	$ $ $ $ $ $ $ $ $ $	2.020960 1.936049 1.700132 1.120629 1.525617 1.486169 1.351274 1.326143 1.209590 0.997	340,403.477 320,259.297 508,416.917 446,059.149 823,772.059 633,521.584 792,796.237 592,222.834 2,900,468.282 3,296,306

0.75%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Federated Prime Money Fund II Subaccount Inception Date December 7, 1994	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.127004 1.135419 1.138773 1.118890 1.076133 1.036978 1.017256 1.016629 1.017 1.011	$ $ $ $ $ $ $ $ $ $	1.118632 1.127004 1.135419 1.138773 1.118890 1.076133 1.036978 1.017256 1.016629 1.017	5,012,876.102 2,942,161.144 3,112,229.480 6,486,557.249 6,128,874.701 3,740,305.057 1,300,405.488 787,903.096 709,882.433 1,950,712

Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.968276 1.539202 1.106984 1.841767 1.604856 1.434664 1.221755 1.000	$ $ $ $ $ $ $ $	1.746298 1.968276 1.539202 1.106984 1.841767 1.604856 1.434664 1.221755	109,704.375 373,272.862 158,036.827 201,477.156 318,481.093 462,840.849 302,141.439 224,026.263

Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.323542 1.052999 0.673217 1.388839 1.323523 1.146197 1.124815 1.000	$ $ $ $ $ $ $ $	1.198007 1.323542 1.052999 0.673217 1.388839 1.323523 1.146197 1.124815	73,768.654 236,368.188 602,849.887 21,992.931 137,327.067 911.355 1,035.219 1,435.910

NVIT Developing Markets Fund Subaccount Inception Date February 5, 1996	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	3.161172 2.742248 1.703041 4.071796 2.858661 2.140103 1.639412 1.378954 0.870 0.970	$ $ $ $ $ $ $ $ $ $	2.434664 3.161172 2.742248 1.703041 4.071796 2.858661 2.140103 1.639412 1.378954 0.870	374,923.096 356,308.947 506,275.529 395,134.780 444,202.252 531,265.945 593,387.513 207,493.666 298,053.075 203,957

Columbia Variable Portfolio – Mid Cap Growth Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.198795 0.943116 0.640088 1.242352 1.076742 1.025281 0.920609 0.856427 0.636 0.958	$ $ $ $ $ $ $ $ $ $	0.826363 1.198795 0.943116 0.640088 1.242352 1.076742 1.025281 0.920609 0.856427 0.636	6,921.683 5,440.587 5,630.457 16,577.924 16,777.945 16,868.327 19,758.756 25,681.930 17,601.331 21,618

Columbia Variable Portfolio - Seligman Global Technology Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.332536 1.166602 0.724925 1.225154 1.070706 0.916532 0.855419 0.830041 0.615 0.908	$ $ $ $ $ $ $ $ $ $	1.242491 1.332536 1.166602 0.724925 1.225154 1.070706 0.916532 0.855419 0.830041 0.615	5,375.349 5,687.200 13,022.167 13,228.350 13,437.452 13,531.924 17,094.191 17,307.639 138,499.989 8,102

0.75%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Vanguard - Equity Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.280928 1.123044 0.894835 1.429603 1.366826 1.190108 1.144147 1.040340 0.816 1.000	$ $ $ $ $ $ $ $ $ $	1.295991 1.280928 1.123044 0.894835 1.429603 1.366826 1.190108 1.144147 1.040340 0.816	3,128,013.907 3,033,342.161 3,185,467.046 2,987,736.500 2,720,577.094 2,303,408.299 1,997,657.075 1,199,088.521 601,035.067 169,375

Vanguard - Mid-Cap Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.705325 1.370434 0.983603 1.703236 1.616796 1.431957 1.265777 1.059954 0.797 1.000	$ $ $ $ $ $ $ $ $ $	1.658178 1.705325 1.370434 0.983603 1.703236 1.616796 1.431957 1.265777 1.059954 0.797	1,124,655.800 1,228,652.415 1,257,052.983 1,288,940.040 1,505,146.241 1,198,117.291 860,565.638 657,374.892 375,251.347 38,402

Vanguard - REIT Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	2.048103 1.608907 1.255178 2.015271 2.434636 1.817860 1.637629 1.264203 0.940 1.000	$ $ $ $ $ $ $ $ $ $	2.204421 2.048103 1.608907 1.255178 2.015271 2.434636 1.817860 1.637629 1.264203 0.940	692,069.931 913,852.376 806,140.152 842,300.172 542,455.051 573,814.059 412,308.480 451,134.496 796,775.233 70,731

Vanguard International Subaccount Inception Date May 1, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	0.961321 0.836939 0.590557 1.080202 1.000000	$ $ $ $ $	0.825014 0.961321 0.836939 0.590557 1.080202	722,212.653 533,208.072 571,325.397 468,647.692 0.000

Vanguard - Short-Term Investment-Grade Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.368293 1.310158 1.159317 1.209831 1.149679 1.104000 1.087798 1.073787 1.045 1.000	$ $ $ $ $ $ $ $ $ $	1.385561 1.368293 1.310158 1.159317 1.209831 1.149679 1.104000 1.087798 1.073787 1.045	2,789,049.764 2,624,337.415 2,174,669.489 1,624,972.547 1,839,908.393 1,359,403.994 1,142,790.161 810,288.698 703,167.020 332,533

Vanguard - Total Bond Market Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.469683 1.390332 1.322209 1.265951 1.192224 1.151548 1.132964 1.095438 1.061 1.000	$ $ $ $ $ $ $ $ $ $	1.570406 1.469683 1.390332 1.322209 1.265951 1.192224 1.151548 1.132964 1.095438 1.061	2,185,060.282 2,272,009.119 1,620,590.868 1,441,962.202 1,710,133.553 1,225,763.972 464,698.859 328,976.964 357,180.924 100

0.75%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Wanger International Subaccount Inception Date September 18, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	2.627043 2.118764 1.425175 2.639595 2.286518 1.679508 1.392339 1.076834 0.729 0.852	$ $ $ $ $ $ $ $ $ $	2.226261 2.627043 2.118764 1.425175 2.639595 2.286518 1.679508 1.392339 1.076834 0.729	185,412.450 406,045.205 242,219.984 260,112.179 345,045.751 262,088.161 146,456.705 454,008.176 248,012.565 128,225

Wanger USA Subaccount Inception Date September 20, 1995	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.786799 1.459396 1.033793 1.726906 1.650964 1.541919 1.396325 1.188865 0.836 1.013	$ $ $ $ $ $ $ $ $ $	1.711579 1.786799 1.459396 1.033793 1.726906 1.650964 1.541919 1.396325 1.188865 0.836	421,916.009 477,511.737 643,088.987 693,532.203 1,043,658.627 1,169,927.477 953,921.041 661,593.565 687,354.715 333,159

WFAVT Small Cap Value Fund Subaccount Inception Date October 13, 1997	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.575600 1.353869 0.851567 1.547287 1.569876 1.366730 1.181914 1.019821 0.742 0.973	$ $ $ $ $ $ $ $ $ $	1.450293 1.575600 1.353869 0.851567 1.547287 1.569876 1.366730 1.181914 1.019821 0.742	118.690 25,363.320 160,517.795 19,402.256 24,964.614 412,990.563 485,888.681 357,556.116 291,360.828 154,647

APPENDIX C: POLICY FORM NUMBER NA103

If you are a Policy Owner of Policy Form Number NA103, below is a description of the significant features of your Policy and the available investment choices that may be different than those described in the Prospectus. (The Policy Form Number appears on the bottom left-hand corner of your Policy.) Please see your actual Policy and any attachments for determining your specific coverage.

The Nursing Care and Terminal Condition Option, Unemployment Waiver Option, and the Guaranteed Minimum Death Benefit Options are currently not available to Policy Owners of Policy Form Number NA103.

Annuity Payment Options

The income you take from the Contract during the Income Phase can take several different forms, depending on your particular needs. Except for the Designated Period Annuity Option listed below, the Annuity Payment Options listed below are available on either a variable basis or a fixed basis.

If available on a variable basis, the Annuity Payment Options provide payments that, after the initial payment, will go up or down depending on the investment performance of the Portfolios you choose.

If available on a fixed basis, the Annuity Payment Options provide payments in an amount that does not change. If you choose a fixed Annuity Payment Option, Monumental will move your investment out of the Portfolios and into the general account of Monumental.

•	Life Annuity—Monthly Annuity Payments are paid for the life of an Annuitant, ending with the last payment before the Annuitant dies.

•	Joint and Last Survivor Annuity—Monthly Annuity Payments are paid for as long as at least one of two named Annuitants is living, ending with the last payment before the surviving Annuitant dies.

•

Life Annuity With Period Certain—Monthly Annuity Payments are paid for as long as the Annuitant lives, with payments guaranteed to be made for a period of at least 10 years, 15 years, or 20 years, as elected. If the Annuitant dies before the period certain ends, Monumental will make any remaining payments to the Beneficiary.

•

Installment or Unit Refund Life Annuity—Available as either a fixed (Installment Refund) or variable (Unit Refund) Annuity Payment Option. Monthly Annuity Payments are paid for the life of an Annuitant, with a period certain determined by dividing the Accumulated Value by the first Annuity Payment. If the Annuitant dies before the period certain ends, Monumental will make any remaining payments to the Beneficiary.

•	Designated Period Annuity—Available only on a fixed basis. Monthly Annuity Payments are paid for a specified period, which may be from 10 to 30 years.

Mortality and Expense Risk Charge

Monumental charges a fee as compensation for bearing certain mortality and expense risks under the Contract. The annual charge is assessed daily based on the net assets of the Separate Account. The annual Mortality and Expense Risk Charge is 0.50% of the net asset value of the Separate Account.

We guarantee that this annual charge will not increase. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to Monumental’s surplus. If the charges collected under the Contract are not enough to cover actual costs or assumed risks, then Monumental will bear the loss. We expect to profit from this charge. We may use any profits for any proper purpose, including distribution expenses.

Fee Table

The following table describes the fees and expenses that you will pay when buying, owning and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer Cash Value between investment choices. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases	None
Contingent Deferred Sales Load (surrender charge)	None
Transfer Fees(1)	$10
Special Service Fee	$0 - $25

(1)	Monumental does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for each transfer in excess of 12 per Policy Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

Annual Policy Service Charge	$0 - $30

Separate Account Annual Expenses (as a percentage of assets in the Separate Account)
Base Separate Account Expenses:
Mortality and Expense Risk Fee	0.50%
Administrative Charge	0.15%

Total Base Separate Account Annual Expenses	0.65%

The next item shows the lowest and highest total operating expenses charged by the Portfolios for the year ended December 31, 2011. Expenses may be higher or lower in future years. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Portfolio Annual Expenses(1)	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.29%	1.66%

(1)

The fee table information relating to the Portfolios was provided to Monumental by the underlying funds, their investment advisors or managers, and Monumental has not independently verified such information. Actual future expenses of the underlying funds may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

EXAMPLE TABLE

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2011, and the highest combination of Separate Account expenses that you would incur on a $10,000 Purchase Payment over various periods, assuming (1) a 5% annual rate of return and (2) full surrender at the end of each period. As noted in the Fee Table, the Contract imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Contract or withdraw the entire value of your Contract at the end of the applicable period as a lump sum or under one of the Contract’s Annuity Payment Options.

1 Year	3 Years	5 Years	10 Years
$237	$731	$1,251	$2,677

You should not consider this example to be a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown. In addition, your rate of return may be more or less than the 5% assumed in the example.

For information concerning compensation paid for sale of the Policies, see “Distribution of the Policies.”

Minimum Balance Requirements

The minimum required balance in any Portfolio is $250, except where Purchase Payments are made by monthly payroll deduction. The minimum required balance in any General Account Guaranteed Option, except the Dollar Cost Averaging Fixed Account Option, is $1,000. If an exchange or withdrawal would reduce the balance in a Portfolio to less than $250 (or $1,000 in the case of a General Account Guaranteed Option other than the Dollar Cost Averaging Fixed Account Option), Monumental will transfer the remaining balance to the remaining Portfolios under the Contract on a pro rata basis. If the entire value of the Contract falls below $1,000, and if you have not made a Purchase Payment within three years, Monumental may notify you that the Accumulated Value of your Contract is below the minimum balance requirement. In that case, you will be given 60 days to make an Additional Purchase Payment before your Contract is liquidated. Monumental would then promptly pay proceeds to the Contract Owner. The proceeds would be taxed as a withdrawal from the Contract. Full withdrawal will result in an automatic termination of the Contract. We will not exercise this right to cancel your Contract if it is a Qualified Contract.

DEATH BENEFIT

In General

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the greater of the then-current Accumulated Value of the Contract (plus any positive Market Value Adjustment applicable under the Multi-Year Guaranteed Rate Option) or the Adjusted Death Benefit. During the first six Contract Years, the Adjusted Death Benefit is the sum of all Net Purchase Payments minus any partial withdrawals. During each following six-year period, the Adjusted Death Benefit is the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made during that six-year period minus any partial withdrawals taken during that six-year period. After the Annuitant reaches age 75, the Adjusted Death Benefit remains equal to the Death Benefit on the last day of the six-year period before the Annuitant reaches age 75 plus any Net Purchase Payments subsequently made minus any partial withdrawals subsequently taken. The Beneficiary may elect to receive these amounts as a lump sum or as Annuity Payments.

Federal tax law requires that if a Contract Owner is a natural person and dies before the Annuity Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

Death of the Annuitant During the Accumulation Phase

If the Annuitant dies during the Accumulation Phase, the Beneficiary will be entitled to the Death Benefit. When Monumental receives Due Proof of Death of the Annuitant, Monumental will calculate the Death Benefit. The Beneficiary can choose to receive the amount payable in a lump-sum cash benefit or under one of the Annuity Payment Options. The Contract Owner can choose an Annuity Payment Option for the Beneficiary before the Annuitant’s death. However, if the Contract Owner does not make such a choice and Monumental has not already paid a cash benefit, the Beneficiary may choose a payment option after the Annuitant’s death.

Paid as a lump sum, the Death Benefit is the greater of:

(1)	the Accumulated Value (plus any positive Market Value Adjustment applicable under the Multi-Year Guaranteed Rate Option) on the date we receive Due Proof of Death; or

(2)	the Adjusted Death Benefit.

Paid under one of the Annuity Payment Options, the Death Benefit will be based on the greater of:

(1)	the Accumulated Value (plus any positive Market Value Adjustment applicable under the Multi-Year Guaranteed Rate Option) on the Annuity Date elected by the Beneficiary and approved by Monumental; or

(2)	the Adjusted Death Benefit.

The amount of the Adjusted Death Benefit is calculated as follows. During the first six Contract Years, the Adjusted Death Benefit is the sum of all Net Purchase Payments minus any partial withdrawals. During each following six-year period, the Adjusted Death Benefit is the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made during that six-year period minus any partial withdrawals taken during that six-year period. After the Annuitant reaches age 75, the Adjusted Death Benefit remains equal to the Death Benefit on the last day of the six-year period before the Annuitant reaches age 75 plus any Net Purchase Payments subsequently made minus any partial withdrawals subsequently taken.

Death of the Annuitant During the Income Phase

The Death Benefit, if any, payable if the Annuitant dies during the Income Phase, depends on the Annuity Payment Option selected. Upon the Annuitant’s death, Monumental will pay the Death Benefit, if any, to the Beneficiary under the Annuity Payment Option in effect. For instance, if the Life Annuity With Period Certain option has been elected, and if the Annuitant dies during the Income Phase, then any unpaid payments certain will be paid to the Beneficiary.

Joint Annuitants

The Contract permits you as Contract Owner to name a Joint Annuitant. This can have different effects depending on whether the Contract is in the Accumulation Phase or the Income Phase.

During the Accumulation Phase, the Death Benefit is payable only after the death of both the Annuitant and the Joint Annuitant.

During the Income Phase, it will not matter that you have named a Joint Annuitant unless you have chosen an Annuity Payment Option, such as the Joint and Last Survivor Annuity option, that pays over the life of more than one person. Therefore, if you have chosen an Annuity Payment Option that provides income over the life of someone other than the person named as Joint Annuitant, the Joint Annuitant’s death during the Income Phase will have no effect on the benefits due under the Contract.

Designation of a Beneficiary

The Contract Owner may select one or more Beneficiaries and name them in the customer order form. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before Monumental acknowledges the notice. The Contract Owner may also make the designation of Beneficiary irrevocable by sending written notice to Monumental and obtaining approval from Monumental. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary.

If the Annuitant dies during the Accumulation Period, the following will apply unless the Contract Owner has made other provisions:

•	If there is more than one Beneficiary, each will share in the Death Benefit equally.

•	If one or two or more Beneficiaries have already died, Monumental will pay that share of the Death Benefit equally to the survivor(s).

•	If no Beneficiary is living, Monumental will pay the proceeds to the Contract Owner.

•

If a Beneficiary dies at the same time as the Annuitant, Monumental will pay the proceeds as though the Beneficiary had died first. If a Beneficiary dies within 15 days after the Annuitant’s death and before Monumental receives due proof of the Annuitant’s death, Monumental will pay proceeds as though the Beneficiary had died first.

If a Beneficiary who is receiving Annuity Payments dies, Monumental will pay any remaining Payments Certain to that Beneficiary’s named Beneficiary(ies) when due. If no Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is not living at this time, this right will pass to his or her estate.

Death of the Contract Owner

Death of the Contract Owner During the Accumulation Phase. With two exceptions, federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Accumulation Phase, Monumental must pay out the entire value of the Contract within five years of the date of death. First exception: If the entire value is to be distributed to the Owner’s Designated Beneficiary, he or she may elect to have it paid under an Annuity Payment Option over his or her life or over a period certain no longer than his or her life expectancy as long as the payments begin within one year of the Contract Owner’s death. Second exception: If the Owner’s Designated Beneficiary is the spouse of the Contract Owner (or Joint Owner), the spouse may elect to continue the Contract in his or her name as Contract Owner indefinitely and to continue deferring tax on the accrued and future income under the Contract. (“Owner’s Designated Beneficiary” means the natural person whom the Contract Owner names as a beneficiary and who becomes the Contract Owner upon the Contract Owner’s death.) If the Contract Owner and the Annuitant is the same person, then upon that person’s death the Beneficiary is entitled to the Death Benefit. In this regard, see Death of the Annuitant During the Accumulation Phase.

Death of the Contract Owner During the Income Phase. Federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Income Phase, Monumental must pay the remaining portions of the value of the Contract at least as rapidly as under the method of distribution being used on the date of death.

Non-Natural Person as Contract Owner. Where the Contract Owner is not a natural person (for example, is a corporation), the death of the “primary Annuitant” is treated as the death of the Contract Owner for purposes of federal tax law. (The Internal Revenue Code defines a “primary Annuitant” as the individual who is of primary importance in affecting the timing or the amount of payout under the Contract.) In addition, where the Contract Owner is not a natural person, a change in the identity of the “primary Annuitant” is also treated as the death of the Contract Owner for purposes of federal tax law.

Payment of Lump-Sum Death Benefits

Monumental will pay lump-sum Death Benefits within seven days after the election to take a lump sum becomes effective except in one of the following situations, in which Monumental may delay the payment beyond seven days:

•	the New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted

•	an emergency exists as defined by the SEC, or the SEC requires that trading be restricted

•	the SEC permits a delay for your protection as a Contract Owner

•	the payment is derived from premiums paid by check, in which case Monumental may delay payment until the check has cleared your bank.

APPENDIX D: POLICY FORM NUMBER AV515 101 130 600

If you are a Policy Owner of Policy Form Number AV515 101 130 600, below is a description of the significant features of your Policy and the available investment choices that may be different than described in the Prospectus. (The Policy Form Number appears on the bottom left-hand corner of your Policy.) Please see your actual Policy and any attachments for determining your specific coverage.

Annuity Payment Options

The income you take from the Contract during the Income Phase can take several different forms, depending on your particular needs. Except for the Interest Payments Option, Income for a Specified Period Option, and Income for a Specified Amount listed below, the Annuity Payment Options listed below are available on either a variable basis or a fixed basis.

If available on a variable basis, the Annuity Payment Options provide payments that, after the initial payment, will go up or down depending on the investment performance of the Portfolios you choose.

If available on a fixed basis, the Annuity Payment Options provide payments in an amount that does not change. If you choose a fixed Annuity Payment Option, Monumental will move your investment out of the Portfolios and into the general account of Monumental.

•

Interest Payments. We will pay the interest on the amount we use to provide annuity payments in equal payments, or this amount may be left to accumulate for a period of time to which you and Monumental agree. You and Monumental will agree on withdrawal rights when you elect this option.

•	Income for a Specified Period. We will make level payments only for a fixed period you choose. No funds will remain at the end.

•	Life Income. You may choose between:

Fixed Payments

•	No Period Certain–We will make level payments only during the Annuitant’s lifetime.

•	10 Years Certain—We will make level payments for the longer of the Annuitant’s lifetime or ten years.

•

Guaranteed Return of Policy Proceeds—We will make level payments for the longer of the Annuitant’s lifetime or until the total dollar amount of payments we make to you equals the amount applied to this option.

Variable Payments

•	No Period Certain—Payments will be made only during the lifetime of the Annuitant.

•	10 Years Certain—Payments will be made for the longer of the Annuitant’s lifetime or ten years.

Life with Emergency Cash® (fixed or variable)

Payments will be made during the lifetime of the Annuitant. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the amount you surrender.

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the Annuitant. (For qualified policies, the death benefit ceases at the date the annuitant reaches the IRS joint age limitation determined at Policy issue date.) The death benefit will be paid if the annuitant dies before age 101. The amount of the death benefit is calculated the same as the “Emergency Cash Benefit” under the rider. The Emergency Cash Benefit is determined by multiplying the current annuity payment that is supported by the “Surrender

Factor” (a factor used to determine the amount that is available to surrender) that is included on the Emergency Cash Benefit Schedule in the rider, less any applicable surrender charges. The beneficiary may choose an Annuity Payment Option, or may choose to receive a lump sum.

•

Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level payments followed by a smaller final payment.

•	Joint and Survivor Annuity. You may choose between:

Fixed Payments

•	Payments are made during the joint lifetime of the Annuitant and a Joint Annuitant of your selection. Payments will be made as long as either person is living.

Variable Payments

•	Payments are made during the joint lifetime of the Annuitant and a Joint Annuitant of your selection. Payments will be made as long as either person is living.

Life with Emergency Cash® (fixed or variable)

Payments will be made during the joint lifetime of the Annuitant and a Joint Annuitant of your selection. Payments will be made as long as either person is living. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule).

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the surviving Annuitant. (For qualified policies the death benefit ceases on the date the surviving Joint Annuitant reaches the IRS joint age limitation.)

Mortality and Expense Risk Charge

Monumental charges a fee as compensation for bearing certain mortality and expense risks under the Contract. The annual charge is assessed daily based on the net assets of the Separate Account. The annual Mortality and Expense Risk Charge is 0.60%, 0.50% or 0.40% (depending on the selected Death Benefit Option) of the net asset value of the Separate Account.

We guarantee that these annual charges will not increase. If the charges are more than sufficient to cover actual costs or assumed risks, any excess will be added to Monumental’s surplus. If the charges collected under the Contract are not enough to cover actual costs or assumed risks, then Monumental will bear the loss. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.

FEE TABLE

The following table describes the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Cash Value between investment choices. State premium taxes may also be deducted, and Excess Interest Adjustments may be made to amounts surrendered or applied to Annuity Payment Options from Cash Value from the fixed account.

Policy Owner Transaction Expenses
Sales Load Imposed on Premiums	None
Contingent Deferred Sales Load (surrender charge)(2)	None
Transfer Fees(1)	$10
Special Service Fee	$0 -$25

(1)	Monumental does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for each transfer in excess of 12 per Policy Year.
(2)	If you select the Life With Emergency Cash® annuity payment option, you will be subject to a surrender charge after the Annuity Commencement Date. See Section 5, “Expenses.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.

Annual Policy Service Charge	$0 - $30
Separate Account Annual Expenses (as a percentage of assets in the Separate Account)
Base Separate Account Expenses:
Mortality and Expense Risk Fee	0.45%
Administrative Charge	0.15%

Total Base Separate Account Annual Expenses	0.60%
Optional Separate Account Expenses:
Double Enhanced Death Benefit	0.15%
6 Year Step-Up Death Benefit	0.05%
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses(1)	0.75%

Annual Optional Rider Fees:
Additional Death Benefit Fee(2)	0.25%
Additional Death Distribution – II(3)	0.55%

(1)	Total Separate Account Annual Expenses reflect the base separate account expenses plus the Double Enhanced Death Benefit.
(2)	The annual rider fee is 0.25% of the Policy Value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination.
(3)	The annual rider fee is 0.55% of the Policy Value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination.

The next item shows the lowest and highest total operating expenses charged by the Portfolios for the year ended December 31, 2011 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Portfolio Annual Operating Expenses(1)	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.19%	1.66%

(1)

The fee table information relating to the Portfolios is for the year ending December 31, 2011 (unless otherwise noted) and was provided to Monumental by the underlying funds, their investment advisors or managers, and Monumental has not and cannot independently verify the accuracy or completeness of such information. Actual future expenses of the underlying funds may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

EXAMPLE TABLE A

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2011, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods, assuming (1) a 5% annual rate of return, (2) full surrender at the end of each period, and (3) assuming no optional riders have been selected. The examples assume that current fee waivers and expense reimbursement arrangements for a fund will continue for the periods shown. As noted in the Fee Table, the Policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Policy or withdraw the entire value of your Policy at the end of the applicable period as a lump sum or under one of the Policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

	1 Year	3 Years	5 Years	10 Years
Double Enhanced Death Benefit Option (0.75%)	$247	$761	$1,301	$2,777
6 Year Step-Up to Age 81 Death Benefit Option (0.65%)	$237	$731	$1,251	$2,677
Return of Premium Death Benefit Option (0.60%)	$232	$716	$1,226	$2,626

EXAMPLE TABLE B

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2011, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods, assuming (1) a 5% annual rate of return, (2) full surrender at the end of each period, and (3) assuming the ADD-II rider has been selected. The examples assume that current fee waivers and expense reimbursement arrangements for a fund will continue for the periods shown. As noted in the Fee Table, the Policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Policy or withdraw the entire value of your Policy at the end of the applicable period as a lump sum or under one of the Policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

	1 Year	3 Years	5 Years	10 Years
Double Enhanced Death Benefit Option (0.75%)	$304	$934	$1,598	$3,411
6 Year Step-Up to Age 81 Death Benefit Option (0.65%)	$294	$905	$1.549	$3,314
Return of Premium Death Benefit Option (0.60%)	$289	$890	$1,524	$3,266

You should not consider these examples to be a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown. In addition, your rate of return may be more or less than the 5% assumed in the example.

For information concerning compensation paid for sale of the Policies, see “Distribution of the Policies.”

Minimum Balance Requirements

The minimum required balance in any Portfolio is $250, except where Purchase Payments are made by monthly payroll deduction. The minimum required balance in any General Account Guaranteed Option, except the Dollar Cost Averaging Fixed Account Option, is $1,000. If an exchange or withdrawal would reduce the balance in a Portfolio to less than $250 (or $1,000 in the case of a General Account Guaranteed Option other than the Dollar Cost Averaging Fixed Account Option), Monumental will transfer the remaining balance to the remaining Portfolios under the Contract on a pro rata basis. If the entire value of the Contract falls below $1,000, and if you have not made a Purchase Payment within three years, Monumental may notify you that the Accumulated Value of your Contract is below the minimum balance requirement. In that case, you will be given 60 days to make an Additional Purchase Payment before your Contract is liquidated. Monumental would then promptly pay proceeds to the Contract Owner. The proceeds would be taxed as a withdrawal from the Contract. Full withdrawal will result in an automatic termination of the Contract. We will not exercise this right to cancel your Contract if it is a Qualified Contract.

DEATH BENEFIT

In General

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the greater of the then-current Accumulated Value of the Contract (plus any positive Market Value Adjustment applicable under the Multi-Year Guaranteed Rate Option) or the Adjusted Death Benefit. During the first six Contract Years, the Adjusted Death Benefit is the sum of all Net Purchase Payments minus any partial withdrawals. During each following six-year period, the Adjusted Death Benefit is the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made during that six-year period minus any partial withdrawals taken during that six-year period. After the Annuitant reaches age 75, the Adjusted Death Benefit remains equal to the Death Benefit on the last day of the six-year period before the Annuitant reaches age 75 plus any Net Purchase Payments subsequently made minus any partial withdrawals subsequently taken. The Beneficiary may elect to receive these amounts as a lump sum or as Annuity Payments.

Federal tax law requires that if a Contract Owner is a natural person and dies before the Annuity Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

Death of the Annuitant During the Accumulation Phase

If the Annuitant dies during the Accumulation Phase, the Beneficiary will be entitled to the Death Benefit. When we receive Due Proof of Death of the Annuitant, we will calculate the Death Benefit. The Beneficiary can choose to receive the amount payable in a lump-sum cash benefit or under one of the Annuity Payment Options. The Contract Owner can choose an Annuity Payment Option for the Beneficiary before the Annuitant’s death. However, if the Contract Owner does not make such a choice and Monumental has not already paid a cash benefit, the Beneficiary may choose a payment option after the Annuitant’s death.

Paid as a lump sum, the Death Benefit is the greater of:

(1)	the Accumulated Value (plus any positive Market Value Adjustment applicable under the Multi-Year Guaranteed Rate Option) on the date we receive Due Proof of Death; or

(2)	the Adjusted Death Benefit.

Paid under one of the Annuity Payment Options, the Death Benefit will be based on the greater of:

(1)	the Accumulated Value (plus any positive Market Value Adjustment applicable under the Multi-Year Guaranteed Rate Option) on the Annuity Date elected by the Beneficiary and approved by Monumental; or

(2)	the Adjusted Death Benefit.

The amount of the Adjusted Death Benefit is calculated as follows. During the first six Contract Years, the Adjusted Death Benefit is the sum of all Net Purchase Payments minus any partial withdrawals. During each following six-year period, the Adjusted Death Benefit is the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made during that six-year period minus any partial withdrawals taken during that six-year period. After the Annuitant reaches age 75, the Adjusted Death Benefit remains equal to the Death Benefit on the last day of the six-year period before the Annuitant reaches age 75 plus any Net Purchase Payments subsequently made minus any partial withdrawals subsequently taken.

Death of the Annuitant During the Income Phase

The Death Benefit, if any, payable if the Annuitant dies during the Income Phase depends on the Annuity Payment Option selected. Upon the Annuitant’s death, Monumental will pay the Death Benefit, if any, to the Beneficiary under the Annuity Payment Option in effect. For instance, if the Life Annuity With Period Certain option has been elected, and if the Annuitant dies during the Income Phase, then any unpaid payments certain will be paid to the Beneficiary.

Joint Annuitants

The Contract permits you as Contract Owner to name a Joint Annuitant. This can have different effects depending on whether the Contract is in the Accumulation Phase or the Income Phase.

During the Accumulation Phase, the Death Benefit is payable only after the death of both the Annuitant and the Joint Annuitant.

During the Income Phase, it will not matter that you have named a Joint Annuitant unless you have chosen an Annuity Payment Option, such as the Joint and Last Survivor Annuity option, that pays over the life of more than one person. Therefore, if you have chosen an Annuity Payment Option that provides income over the life of someone other than the person named as Joint Annuitant, the Joint Annuitant’s death during the Income Phase will have no effect on the benefits due under the Contract.

Designation of a Beneficiary

The Contract Owner may select one or more Beneficiaries and name them in the customer order form. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before Monumental acknowledges the notice. The Contract Owner may also make the designation of Beneficiary irrevocable by sending written notice to Monumental and obtaining approval from Monumental. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary.

If the Annuitant dies during the Accumulation Period, the following will apply unless the Contract Owner has made other provisions:

•	If there is more than one Beneficiary, each will share in the Death Benefit equally.

•	If one or two or more Beneficiaries have already died, Monumental will pay that share of the Death Benefit equally to the survivor(s).

•	If no Beneficiary is living, Monumental will pay the proceeds to the Contract Owner.

•

If a Beneficiary dies at the same time as the Annuitant, Monumental will pay the proceeds as though the Beneficiary had died first. If a Beneficiary dies within 15 days after the Annuitant’s death and before Monumental receives due proof of the Annuitant’s death, Monumental will pay proceeds as though the Beneficiary had died first.

If a Beneficiary who is receiving Annuity Payments dies, Monumental will pay any remaining Payments Certain to that Beneficiary’s named Beneficiary(ies) when due. If no Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is not living at this time, this right will pass to his or her estate.

Death of the Contract Owner

Death of the Contract Owner During the Accumulation Phase. With two exceptions, federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Accumulation Phase, Monumental must pay out the entire value of the Contract within five years of the date of death. First exception: If the entire value is to be distributed to the Owner’s Designated Beneficiary, he or she may elect to have it paid under an Annuity Payment Option over his or her life or over a period certain no longer than his or her life expectancy as long as the payments begin within one year of the Contract Owner’s death. Second exception: If the Owner’s Designated Beneficiary is the spouse of the Contract Owner (or Joint Owner), the spouse may elect to continue the Contract in his or her name as Contract Owner indefinitely and to continue deferring tax on the accrued and future income under the Contract. (“Owner’s Designated Beneficiary” means the natural person whom the Contract Owner names as a beneficiary and who becomes the Contract Owner upon the Contract Owner’s death.) If the Contract Owner and the Annuitant is the same person, then upon that person’s death the Beneficiary is entitled to the Death Benefit. In this regard, see Death of the Annuitant During the Accumulation Phase.

Death of the Contract Owner During the Income Phase. Federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Income Phase, Monumental must pay the remaining portions of the value of the Contract at least as rapidly as under the method of distribution being used on the date of death.

Non-Natural Person as Contract Owner. Where the Contract Owner is not a natural person (for example, is a corporation), the death of the “primary Annuitant” is treated as the death of the Contract Owner for purposes of federal tax law. (The Internal Revenue Code defines a “primary Annuitant” as the individual who is of primary importance in affecting the timing or the amount of payout under the Contract.) In addition, where the Contract Owner is not a natural person, a change in the identity of the “primary Annuitant” is also treated as the death of the Contract Owner for purposes of federal tax law.

Payment of Lump-Sum Death Benefits

Monumental will pay lump-sum Death Benefits within seven days after the election to take a lump sum becomes effective except in one of the following situations, in which Monumental may delay the payment beyond seven days:

•	the New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted;

•	an emergency exists as defined by the SEC, or the SEC requires that trading be restricted;

•	the SEC permits a delay for your protection as a Contract Owner; or

•	the payment is derived from premiums paid by check, in which case Monumental may delay payment until the check has cleared your bank.

APPENDIX E

DEATH BENEFIT – ADJUSTED PARTIAL WITHDRAWAL

Adjusted Partial Withdrawal. If you make a partial withdrawal, then your guaranteed minimum death benefit is reduced by an amount called the adjusted partial withdrawal. The amount of the reduction depends on the relationship between your death benefit and policy value. The adjusted partial withdrawal is equal to (1) multiplied by (2), where:

(1)	is the gross partial withdrawal;

(2)	is the adjustment factor = current death proceeds prior to the gross partial withdrawal divided by the policy value prior to the gross partial withdrawal, where death proceeds are equal to the maximum of policy value, cash value, and the death benefit.

The following examples describe the effect of a withdrawal on the guaranteed minimum death benefit and policy value.

EXAMPLE 1

$75,000	current guaranteed minimum death benefit before withdrawal
$50,000	current policy value before withdrawal
$75,000	current death benefit proceeds
$15,600	Total gross partial withdrawal
$23,400	adjusted partial withdrawal = 15,600 * (75,000/50,000)
$51,600	new guaranteed minimum death benefit (after withdrawal) = 75,000 - 23,400
$34,400	new policy value (after withdrawal)=50,000 – 15,600

Summary:

Reduction in guaranteed minimum death benefit	=$	23,400
Reduction in policy value	=$	15,600

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values, assuming there is no excess interest adjustment. Your experience will vary based on the circumstances at the time of withdrawal.

The guaranteed minimum death benefit is reduced more than the policy value because the guaranteed minimum death benefit was greater than the policy value just prior to the withdrawal.

EXAMPLE 2

$50,000	current guaranteed minimum death benefit before withdrawal
$75,000	current policy value before withdrawal
$75,000	current death benefit proceeds
$15,450	Total gross partial withdrawal
$15,450	adjusted partial withdrawal = 15,450 * (75,000/75,000)
$34,550	new guaranteed minimum death benefit (after withdrawal) = 50,000 - 15,450
$59,550	new policy value (after withdrawal) = 75,000 – 15,450

Summary:

Reduction in guaranteed minimum death benefit	=$	15,450
Reduction in policy value	=$	15,450

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values, assuming there is no excess interest adjustment. Your experience will vary based on the circumstances at the time of withdrawal.

The guaranteed minimum death benefit and policy value are reduced by the same amount because the policy value was higher than the guaranteed minimum death benefit prior to the withdrawal.

APPENDIX F

ARCHITECT GUARANTEED LIFETIME WITHDRAWAL BENEFIT

NO LONGER AVAILABLE FOR NEW SALES

You may elect to purchase the optional Architect Guaranteed Lifetime Withdrawal Benefit (“Architect GLWB”) which provides you with a guaranteed lifetime withdrawal benefit if you invest in certain designated investment choices. You are also limited in the amount of your policy value that can be invested in the “equity” category of the designated investment choices (“maximum equity percentage”). This rider is available during the accumulation phase.

The Architect GLWB may vary for certain policies and may not be available for all policies. Please contact us at (800) 525-6205 for additional information regarding the availability of the Architect GLWB.

In addition, the tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Architect GLWB for a qualified policy.

Architect GLWB – Base Benefit

This benefit is intended to provide a level of cash withdrawals (and payments from us, if necessary) regardless of the performance of the designated investment choices you select. If you elect this benefit, we will provide a maximum annual withdrawal amount regardless of your Policy Value. Under this benefit, you can receive (first as withdrawals from your Policy Value and, if necessary, as payments from us) up to the maximum annual withdrawal amount each calendar year, starting with the calendar year immediately following the annuitant’s 59th birthday and lasting until the annuitant’s (or the annuitant’s surviving spouse if the joint life option is elected) death (unless your total withdrawal base is reduced to zero because of “excess withdrawals”; see Total Withdrawal Base Adjustments, below). All withdrawals before the annuitant (or the annuitant’s surviving spouse if the joint life option is elected) is 59 are excess withdrawals; a penalty tax may be assessed on amounts withdrawn from the policy before the owner reaches age 59 1/2.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 61 years old. Further assume that you do not make any additional withdrawals or premium payments, but that after ten years your Policy Value has declined to $90,000 solely because of negative investment performance. You could receive up to $5,000.00, which is the applicable income benefit percentage of (5.0%) multiplied by the total withdrawal base of $100,000, each calendar year for the rest of your life (assuming that you take your first withdrawal when you are age 70 – 74, and that you do not withdraw more than the maximum annual withdrawal amount in any one year).

Of course, you can always withdraw an amount up to your Policy Value pursuant to your rights under the policy at your discretion.

Example continued. Assume the same facts as above, but you withdraw $10,000 when you are 71 years old. That excess withdrawal decreases your future maximum annual withdrawal amount to $4,705.88.

See “Appendix – Architect Guaranteed Lifetime Withdrawal Benefit Total withdrawal Base Adjustments” for examples showing the effect of hypothetical withdrawals in more detail.

Please note:

•

You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•

We have designed this rider for you to take withdrawals each rider year that are less than or equal to the maximum annual withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the maximum annual withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.

•

Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the maximum annual withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.

•

All Policy Value must be allocated to a limited number of specified funds (see “Designated Investment Choices” below). You are also limited to the amount of your Policy Value that can be invested in the “equity” category of the designated investment choices (see “Maximum Equity Percentage” below). You should consult with your registered representative to assist you in determining whether these investment restrictions are suited for your financial needs and risk tolerance.

•	Cumulative withdrawals in any calendar year in excess of the maximum annual withdrawal amount are excess withdrawals.

•	An excess withdrawal may impact the maximum annual withdrawal amount and total withdrawal base on a greater than dollar-for-dollar basis.

•	Upon the death of the annuitant (or the annuitant’s spouse if the joint life option is elected), the Architect GLWB terminates and no more guaranteed withdrawals can be made.

Like all withdrawals, withdrawals under this benefit also:

•	reduce your Policy Value;

•	reduce your base policy death benefit and other benefits;

•	may be subject to an excess interest adjustment;

•	may be subject to income taxes and federal tax penalties; and

•	may be limited or restricted under certain qualified policies.

Maximum Annual Withdrawal Amount. You can withdraw up to the maximum annual withdrawal amount in any calendar year without causing an excess withdrawal. See “Total Withdrawal Base Adjustments” below.

The maximum annual withdrawal amount is zero if the annuitant (or the annuitant’s surviving spouse if the joint life option is elected) is not 59 years old on the date the rider is elected (“rider date”) and remains zero until the first day of the calendar year after the annuitant’s 59th birthday. If the annuitant is at least 59 years old on the rider date, the maximum annual withdrawal amount in the calendar year during which the rider is elected is equal to the income benefit percentage of the total withdrawal base prorated based on the number of days from the rider date to the end of the calendar year. Thereafter, the maximum annual withdrawal amount for each subsequent calendar year is equal to the income benefit percentage of the total withdrawal base.

For qualified policies: If the plan participant (generally the annuitant) is at least 70 1/2 years old, the maximum annual withdrawal amount for that calendar year (and each subsequent calendar year) is equal to the greater of:

•	the maximum annual withdrawal amount described above; or

•

an amount equal to a minimum required distribution amount calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the Policy Value of the base policy, (including the present value of any additional benefits provided under the policy to the extent required to be taken into account under IRS guidance), and (4) amounts from the

•	current calendar year (no carry-over from past years). An amount not calculated as set forth above cannot be used as the maximum annual withdrawal amount.

You can receive up to the maximum annual withdrawal amount each year (first from your Policy Value and, if necessary, as payments from us) under this rider regardless of your Policy Value. However, once your Policy Value reaches zero (by other than an excess withdrawal), you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to receive payments guaranteed by this rider after your Policy Value reaches zero, you must select the frequency of future payments. Once selected, the amount and frequency of future payments after your Policy Value reaches zero cannot be changed. Payments after the Policy Value reaches zero are subject to our claims paying ability.

Please note:

•	The maximum annual withdrawal amount described above is based on calendar years, not rider or policy years.

•

You cannot carry over any portion of your maximum annual withdrawal amount that is not withdrawn during a calendar year for withdrawal in a future calendar year. This means that if you do not take the maximum annual withdrawal amount during the calendar year, you cannot take more than the maximum annual withdrawal amount in the next calendar year and maintain the rider’s guarantee.

•

If the rider is added before the annuitant’s 59th birthday, the maximum annual withdrawal amount will be zero until January 1st of the calendar year after the annuitant’s 59th birthday, however, you will still be charged a rider fee before this time.

•	Excess withdrawals may cause you to lose the benefit of the rider.

•

All Policy Value must be allocated to a limited number of specified funds and the allocation is subject to specified equity limits. (See “Designated Investment Choices” and “Maximum Equity Percentage,” below).

Income Benefit Percentage. We use the income benefit percentage to calculate the maximum annual withdrawal amount. The income benefit percentage is determined by the annuitant’s age at the time of the first withdrawal taken on or after the January 1st immediately following the annuitant’s 59th birthday (or if the joint life option is elected, the 59th birthday of the younger of the annuitant or the annuitant’s spouse). The income benefit percentage is as follows:

Age at time of first withdrawal	Income Benefit Percentage
0-58	0%
59-64	4.0%
65-69	4.5%
70-74	5.0%
75-79	5.5%
80-84	6.0%
85-89	6.5%
90-94	7.0%
≥ 95	7.5%

Please note that once established at the time of the first withdrawal on or after the January 1st immediately following the 59th birthday of the annuitant (or if the joint life option is elected, of the younger of the annuitant or the annuitant’s spouse), the income benefit percentage will not increase even though the annuitant’s age increases.

Total Withdrawal Base. We use the total withdrawal base to calculate the maximum annual withdrawal amount. The total withdrawal base on the rider date is the Policy Value. After the rider date, the total withdrawal base is equal to the total withdrawal base on the rider date, plus subsequent premium payments, less subsequent total withdrawal base adjustments (described below).

Please note:

•

We determine the total withdrawal base solely to calculate the maximum annual withdrawal amount and rider fees. Your total withdrawal base is not a cash value (or Policy Value), a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of Policy Value.

•

Because the total withdrawal base is generally equal to the Policy Value on the rider date, the maximum annual withdrawal amount may be lower if you delay electing the rider and the Policy Value decreases before you elect the rider.

•	Upon the death of the annuitant (or the annuitant’s spouse if the joint life option is elected), the Architect GLWB terminates and there are no more additional guaranteed withdrawals.

Total Withdrawal Base Adjustments. Gross partial withdrawals up to the maximum annual withdrawal amount that are made in a single calendar year will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount that are made in a single calendar year (“excess withdrawals”) will reduce the total withdrawal base (on the date of the withdrawal) by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in the Policy Value), possibly to zero. See “Appendix – Architect Guaranteed Lifetime Withdrawal Benefit Total Withdrawal Base Adjustments” for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the total withdrawal base by a pro rata amount. Excess withdrawals may eliminate any guarantee offered by this rider.

Designated Investment Choices. If you elect the Architect GLWB, you must allocate 100% of your Policy Value to one or more of the following designated investment choices:

Non-Equity:

DFA – VA Global Bond Portfolio

DFA – VA Short-Term Fixed Portfolio

Federated Prime Money Fund II

Federated Fund for U.S. Government Securities II

TA PIMCO Total Return – Initial Class

Vanguard Short-Term Investment-Grade Portfolio

Vanguard Total Bond Market Index Portfolio

Fixed Account

Equity:

DFA – VA International Small Portfolio

DFA – VA International Value Portfolio

DFA – VA U.S. Large Value Portfolio

DFA – VA U.S. Targeted Value Portfolio

Federated Capital Appreciation Fund II

Federated High Income Bond Fund II

Fidelity VIP Contrafund® Portfolio – Initial Class

Fidelity VIP Mid Cap Portfolio – Initial Class

Fidelity VIP Value Strategies Portfolio – Initial Class

TA Asset Allocation – Conservative – Initial Class

TA Asset Allocation – Growth – Initial Class

TA Asset Allocation – Moderate – Initial Class

TA Asset Allocation – Moderate Growth – Initial Class

TA WMC Diversified Growth – Initial Class

TA BlackRock Large Cap Value – Initial Class

TA Vanguard ETF Index - Balanced – Initial Class

TA Vanguard ETF Index - Growth – Initial Class

TA JPMorgan Enhanced Index – Initial Class

TA T. Rowe Price Small Cap – Initial Class

TA Efficient Markets – Initial Class

TA Multi-Managed Balanced – Initial Class

TA Morgan Stanley Active International Allocation – Initial Class

Vanguard Equity Index Portfolio

Vanguard International Portfolio

Vanguard Mid-Cap Index Portfolio

Vanguard REIT Index Portfolio

Wanger International

Wanger USA

If you elect this rider, you may transfer amounts among the designated investment choices. However, you cannot transfer any amount which would cause you to exceed your maximum equity percentage or to any other subaccount.

Please note: We can eliminate a designated investment choice at any time. If a designated investment choice is eliminated, then a policy owner will be given the option to reallocate the value in the eliminated designated investment choice to other designated investment choices.

Within 30 days after each rider anniversary (i.e., the anniversary of the rider date), you can terminate this rider. Terminating the rider will result in losing all your benefits under this rider. Starting the next business day you may transfer to a non-designated investment choice.

Maximum Equity Percentage. You select either the 50%, 60%, or 70% maximum equity percentage at the time you elect the Architect GLWB. Your equity percentage is equal to your Policy Value in all designated investment choices in the “equity” category, divided by the total Policy Value. You cannot have more than your maximum equity percentage in “equity” investment choices. A higher maximum equity percentage results in a higher rider fee.

Asset Rebalancing. While the Architect GLWB is in effect, you must participate in asset rebalancing. Each month, and according to your instructions, we will automatically rebalance the amounts of your Policy Value in the designated investment choices to maintain your desired asset allocation. The amount of Policy Value you direct us to allocate to designated investment choices in the “equity” category cannot exceed your maximum equity percentage.

We will notify you when any of the following has occurred:

•	you discontinue monthly asset rebalancing;

•	the asset allocation that you request results in Policy Value in designated investment choices in the “equity” category that exceeds your maximum equity percentage; or

•	you make a transfer that causes your Policy Value in “designated investment choices” in the “equity” category to exceed your maximum equity percentage.

We will give you 30 days to address any failure to continue monthly asset rebalancing or to maintain the maximum equity percentage. Failure to resume monthly asset rebalancing or to come into compliance with your maximum equity percentage will cause the rider to terminate.

Upgrades. As long as you are younger than the maximum rider issue age, you can upgrade the total withdrawal base to the Policy Value during the 30 day period following each rider anniversary, by sending us written notice (in good order). The maximum annual withdrawal amount will be recalculated at the time of the upgrade. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date and its own rider fee (which may be higher than your current rider fee). The new rider date will be the date that the Company receives all information that it requires.

Please Note:

•	Even if the rider fee percentage does not increase, the dollar amount of the rider fee will increase because it will be based on a higher total withdrawal base.

•

If you upgrade while you are receiving systematic payouts of the maximum annual withdrawal amount, then after the upgrade the dollar amount of such systematic payouts may decrease for the reminder of the calendar year, even though the total withdrawal base increases. This is generally because the maximum annual withdrawal amount for the remainder of the calendar year is calculated based on the remaining partial year and the systematic payout is calculated on a yearly basis.

Annuitization. If you have reached your maximum annuity commencement date, we will allow you to annuitize your Policy and elect to receive lifetime annuity payments each year that are equal to your maximum annual withdrawal amount.

Architect GLWB – Joint Life Option

If you elect the Architect GLWB, you can also elect to postpone termination of the rider until the later of the death of the annuitant or the death of the annuitant’s spouse. This allows the maximum annual withdrawal amount to be withdrawn until the death of the annuitant or the death of the annuitant’s spouse (only if the annuitant’s spouse continues the policy), whichever is later.

Please note that if you elect this option, then:

•	the annuitant’s spouse must be either (1) a joint owner along with the annuitant or, (2) the sole primary beneficiary and there is no joint owner.

•

A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant’s death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.

•	for purposes of the rider, the annuitant’s spouse cannot be changed.

•	the income benefit percentage is based on the age of the younger of the annuitant and the annuitant’s spouse.

Architect GLWB Fee

A rider fee, which is a percentage of the total withdrawal base on each rider anniversary, is charged annually before annuitization. The rider fee percentage depends on the maximum equity percentage that you select, and on whether you select the joint life option. The rider fee percentages are:

Maximum Equity Percentage	Single Life Option	Joint Life Option
50%	0.30%	0.45%
60%	0.45%	0.65%
70%	0.65%	1.00%

We will also deduct the rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee is deducted from each designated investment choice in proportion to the amount of Policy Value in each designated investment choice.

Please Note: Because the rider fee is a percentage of you total withdrawal base, the fee can be substantially more than the rider fee percentage multiplied by your Policy Value if the total withdrawal base is higher than your Policy Value.

Architect GLWB Issue Requirements

The Company will not issue the Architect GLWB unless:

•	the annuitant is not yet age 91 (or younger if required by state law);

•	the annuitant is also an owner (except in the case of non-natural owners);

•	there are no more than two owners; and

•

if the joint life option is elected, the annuitant’s spouse is not yet age 91 (or younger if required by state law) and is also either (1) a joint owner along with the annuitant or (2) the sole primary beneficiary (and there is no joint owner).

Termination

The Architect GLWB will terminate upon the earliest of the following:

•	the date we receive written notice from you requesting termination of the Architect GLWB, provided that the request is made in good order within 30 days after a rider anniversary;

•	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse continued the policy as the surviving spouse);

•

discontinuing asset rebalancing, changing your asset rebalancing so that your Policy Value in designated investment choices in the “equity” category exceeds your maximum equity percentage, or making a transfer that causes your Policy Value in designated investment choices in the “equity” category to exceed your maximum equity percentage, if any of these occurrences is not corrected within 30 days from the date we mail you a notice of the problem;

•

annuitization (however, if you have reached your maximum annuity commencement date, then you may choose an annuitization option which guarantees lifetime payments in an amount equal to your maximum annual withdrawal amount); or

•	termination of your policy.

Please note: This feature terminates upon annuitization, and there is a maximum annuity commencement date for your policy.

Architect Guaranteed Lifetime Withdrawal Benefit – Total Withdrawal Base Adjustments

Total Withdrawal Base. Gross partial withdrawals up to the maximum annual withdrawal amount that are made in a single calendar year will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount that are made in a single calendar year will reduce the total withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the maximum annual withdrawal amount remaining before the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but before the withdrawal of the excess amount; and

C	is the total withdrawal base before the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed lifetime withdrawal benefit.

When a withdrawal is taken, two parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Total withdrawal base (“TWB”)

2.	Maximum annual withdrawal amount (“MAWA”)

Example 1 (“Non-Excess” Withdrawal):

Assumptions:

You	= Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means the Income Benefit Percentage is 4.5%.

TWB at rider issue = $100,000

TWB at time withdrawals begin = $100,000

4.5% withdrawal (“WD”) beginning 10 years from the rider date would be $4,500 (4.5% of the then-current $100,000 total withdrawal base)

WD	= $4,500

Excess withdrawal (“EWD”) = None

Policy Value (“PV”) = $90,000 in 10 years

Is any portion of the withdrawal greater than the maximum annual withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $4,500 is withdrawn.

Result. In this example, because no portion of the withdrawal was in excess of $4,500, the total withdrawal base does not change.

Example 2 (“Excess” Withdrawal):

Assumptions:

You	= Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means the Income Benefit Percentage is 4.5%.

TWB at rider issue = $100,000

TWB at time withdrawals begin = $100,000

4.5% WD beginning 10 years from the rider date would be $4,500 (4.5% of the then-current $100,000 total withdrawal base)

WD	= $10,000

EWD	= $5,500 ($10,000—$4,500)

PV	= $90,000 in 10 years

Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $10,000—$4,500 = $5,500 (the excess withdrawal amount)

NOTE. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted and a new lower maximum annual withdrawal amount must be computed. Had the withdrawal for this example not been more than $4,500, the total withdrawal base would remain at $100,000 and the maximum annual withdrawal amount would be $4,500. However, because an excess withdrawal has been taken, the total withdrawal base and, consequently, the maximum annual withdrawal amount, will decline.

New total withdrawal base:

Step One.	The total withdrawal base is reduced by the amount of the excess withdrawal or the pro rata amount, if greater.

Step Two.	Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV – 4.5% WD)) * TWB before any adjustments

2.	($5,500 / ($90,000—$4,500)) * $100,000 = $6,432.75

Step Three.	Which is larger, the actual $5,500 excess withdrawal amount or the $6,432.75 pro rata amount?

$6,432.75 pro rata amount.

Step Four.	What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000—$6,432.75 = $93,567.25

Result. The new total withdrawal base is $93,567.25

New maximum annual withdrawal amount:

Because the total withdrawal base was adjusted (as a result of the excess withdrawal), we have to calculate a new maximum annual withdrawal amount that will be available starting on the next January 1st. This calculation assumes no more activity before the next January 1st.

Step One.	What is the new maximum annual withdrawal amount?

$93,567.25 (the adjusted total withdrawal base) * 4.5% = $4,210.53

Result.	Going forward, the maximum you can take out in a year is $4,210.53 without causing an excess withdrawal that would further reduce of the total withdrawal base.

The Architect GLWB and additional options may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Architect GLWB. The application and operation of the Architect GLWB are governed by the terms and conditions of the rider itself.

APPENDIX G

GUARANTEED MINIMUM INCOME BENEFIT

The optional Guaranteed Minimum Income Benefit (‘‘GMIB’’) assures you of a minimum level of income in the future by guaranteeing a minimum income base (discussed below) you can apply to a GMIB payment option and which also guarantees a minimum amount for those payments once you begin to receive them. The guarantee under the GMIB is supported by the general account assets of Monumental. By electing this benefit, you can participate in the gains of the underlying variable investment options you select while knowing that you are guaranteed a minimum level of income in the future, regardless of the performance of the underlying variable investment options. The GMIB will not be issued if you are age 91 or older (earlier, if required by state law). You also have the option to upgrade your minimum income base.

You can annuitize under the GMIB (subject to the conditions described below) at the greater of the adjusted Policy Value or the minimum income base.

Minimum Income Base. The minimum income base on the rider date (i.e., the date the rider is added to the Policy) is the Policy Value. After the rider date, the minimum income base is:

•	the minimum income base on the rider date; plus

•	any subsequent premium payments; minus

•	any subsequent surrenders;

•	each of which is accumulated at the annual growth rate from the date of each transaction; minus any premium taxes.

The annual growth rate is currently 6% per year. Once the rider is added to your Policy, the annual growth rate will not vary during the life of that rider. Surrenders may reduce the minimum income base on a basis greater than dollar-for-dollar. See the SAI for more information.

The minimum income base may only be used to annuitize using the GMIB payment options and may not be used with any other annuity payment options. The GMIB payment options are:

•

Life Income—An election may be made for ‘‘No Period Certain’’ or ‘‘10 Years Certain’’. In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

•

Joint and Full Survivor—An election may be made for ‘‘No Period Certain’’ or ‘‘10 Years Certain’’. Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

NOTE CAREFULLY:

IF:

•	You choose Life Income with No Period Certain or Joint and Full Survivor with No Period Certain; and

•	The annuitant(s) dies before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

•	We will make only one (two, three, etc.) annuity payments.

IF:

•	You annuitize using the GMIB before the 10th rider anniversary;

THEN:

•	the first payment will be calculated with an annuity factor age adjustment.See ‘‘Annuity Factor Age Adjustment’’ below.

Annuity Factor Age Adjustment. If you annuitize using the GMIB before the 10th rider anniversary, the first payment will be calculated with an annuity factor age adjustment which subtracts up to 10 years from your age. This results in all payments being lower than if an annuity factor age adjustment was not used. See the SAI for information concerning the calculation of the initial payment. If you are over 84 when you elect the rider or upgrade your minimum income base, (earlier if required by state law), you will be subject to an annuity factor age adjustment if you annuitize under the rider. The age adjustment is as follows:

Number of Years Since the Rider Date	Age Adjustment: Number of Years Subtracted from Your Age
0-1	10
1-2	9
2-3	8
3-4	7
4-5	6
5-6	5
6-7	4
7-8	3
8-9	2
9-10	1
>10	0

The minimum income base is used solely to calculate the GMIB annuity payments and does not establish or guarantee a Policy Value or guarantee performance of any investment option. Because this benefit is based on conservative actuarial criteria (such as the use of a 3% assumed investment return, or ‘‘AIR,’’ to calculate the first annuity payment, which results in a lower dollar amount for that payment than would result from using the 5.0% AIR that is used with the regular annuity payments), the level of lifetime income that it guarantees may be less than the level that would be provided by application of the adjusted Policy Value at otherwise applicable annuity factors. Therefore, the GMIB should be regarded as a safety net. The costs of annuitizing under the GMIB includes the guaranteed payment fee, and also the lower payout levels inherent in the annuity tables used for those minimum payouts (which may include an annuity age factor adjustment). These costs should be balanced against the benefits of a minimum payout level.

Moreover, the Initial Payment Guarantee—rider (described below) also provides for a minimum payout level, and it uses actuarial criteria (such as a 5.0% AIR) that provide for higher payment levels for a given Policy Value than the GMIB. You should carefully consider these factors, since electing annuity payments under the GMIB will generally be advantageous only when the minimum income base is sufficiently in excess of the adjusted Policy Value to overcome these disadvantages.

If the GMIB will not provide an annuity benefit that is as large as the base policy values under the policy after the Annuity Commencement Date, the Policy Owner may wish to purchase the Initial Payment Guarantee Rider. If both riders are purchased, the Policy Owner will not be subject to both rider fees at the same time.

In addition to the annual growth rate, other benefits and fees under the rider (the rider fee, the fee waiver threshold, the guaranteed payment fee, and the annuity factor age adjustment) are also guaranteed not to change after the rider is added. However, all of these benefit specifications may change if you elect to upgrade the minimum income base.

Minimum Income Base Upgrade. You can upgrade your minimum income base to the Policy Value after the first rider anniversary and before your 91st birthday (earlier if required by state law). For your convenience, we will put the last date to upgrade on page one of the rider. The Policy Value used will be the Policy Value calculated immediately after we receive all necessary information to complete the upgrade.

If you upgrade:

•	the current rider will terminate and a new one will be issued with its own specified guaranteed benefits and fees;

•	the new fees, thresholds and factors may be higher (or lower) than before; and the new annual growth rate may be lower (or higher) than before.

•	the new annual growth rate may be lower (or higher) than before.

Please note that if you upgrade, you will begin a new annuity factor age adjustment period. It generally will not be to your advantage to upgrade unless your Adjusted Policy Value exceeds your minimum income base on the applicable Policy Anniversary.

Conditions of Exercise of the GMIB. You can only annuitize using the GMIB within the 30 days after a Policy Anniversary after the GMIB is elected. You cannot, however, annuitize using the GMIB after the Policy Anniversary after your 94th birthday (earlier if required by state law). For your convenience, we will put the last date to annuitize using the GMIB on page one of the rider.

NOTE CAREFULLY:

•	If you annuitize at any time other than indicated above, you cannot use the GMIB.

•	If you annuitize before the 10th rider anniversary there will be an annuity factor age adjustment. See ‘‘Annuity Factor Age Adjustment.’’

Guaranteed Minimum Stabilized Payments. Annuity payments under the GMIB are guaranteed to never be less than the initial payment. See the SAI for information concerning the calculation of the initial payment. The payments will also be ‘‘stabilized’’, that is, held constant during each Policy Year.

During the first Policy Year after annuitizing using the GMIB, each stabilized payment will equal the initial payment. On each Policy Anniversary thereafter, the stabilized payment will increase or decrease depending on the performance of the investment options you selected (but will never be less than the initial payment), and then be held constant at that amount for that Policy Year. The stabilized payment on each Policy Anniversary will equal the greater of the initial payment or the payment supportable by the annuity units in the selected investment options. See the SAI for additional information concerning stabilized payments.

GMIB Fee. A rider fee, currently 0.45% of the minimum income base on the rider anniversary, is charged annually prior to annuitization. We will also charge this fee if you take a complete surrender. The rider fee is deducted from each investment choice in proportion to the amount of Policy Value in each investment option. This fee is deducted even if the adjusted Policy Value exceeds the minimum income base. The rider fee on any given rider anniversary will be waived if the Policy Value exceeds the fee waiver threshold. The fee waiver threshold currently is two times the minimum income base.

Guaranteed Payment Fee. A guaranteed payment fee, currently equal to an effective annual rate of 1.25% of the daily net asset value in the separate account, is reflected in the amount of the variable payments you receive if you annuitize under the GMIB, in addition to the Policy mortality and expense risk fee and administrative charge. The guaranteed payment fee is included on page one of the rider.

Termination. The GMIB will terminate upon the earliest of the following:

•	the date we receive written notice from you requesting termination of the GMIB (you may not terminate the rider before the first rider anniversary);

•	annuitization (you will still get guaranteed minimum stabilized payments if you annuitize using the minimum income base under the GMIB);

•	upgrade of the minimum income base (although a new rider will be issued);

•	termination of your Policy; or

•	30 days after the Policy Anniversary after your 94th birthday (earlier if required by state law).

The GMIB rider may vary by state and may not be available in all states.

APPENDIX H

ADDITIONAL DEATH BENEFIT

The optional Additional Death Benefit (“ADB”) pays an additional amount (based on earnings since the rider was issued) when a death benefit is payable under your Policy, in certain circumstances. The ADB is only available for issue ages through age 80.

ADB Amount. The ADB is only payable if you elected the rider prior to the death triggering the payment of the Policy death benefit and a death benefit is payable under the policy. The ADB is equal to:

•	the ADB factor (see below); multiplied by

•	the rider earnings on the date the death benefit is calculated.

Rider earnings equal:

•	the Policy Value on the date the death benefit is determined; minus

•	Policy Value on the rider date; minus

•	Premium Payments after the rider date; plus

•	surrenders after the rider date that exceed the rider earnings on the date of the surrender.

No benefit is payable under the ADB if there are no rider earnings on the date the death benefit is calculated.

If you purchase your Policy as part of a 1035 exchange or add the ADB after you purchase the Policy, rider earnings do not include any gains before the 1035 exchange or the date the ADB is added to your Policy.

The ADB factor is currently 40% for issue ages under 71 and 25% for issue ages 71-80.

No benefit is paid under the rider unless (a) the rider is in force, (b) a death benefit is payable on the Policy, and (c) there are rider earnings when the death benefit is calculated.

For purposes of computing taxable gains, both the death benefit payable under the Policy and the ADB will be considered.

Please see the SAI for an example which illustrates the ADB payable as well as the effect of a partial surrender on the ADB.

Spousal Continuation. If a spouse, as the new owner of the Policy, elects to continue the Policy instead of receiving a death benefit and ADB, the spouse will receive a one-time policy value increase equal to the ADB. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long as he or she is under the age of 80.

Rider Fee. A rider fee, 0.25% of the Policy Value, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the Policy or other termination of the rider (once we have received all necessary regulatory approvals). The rider fee is deducted pro rata from each investment choice. The fee is deducted even during periods when the ADB would not pay any benefits (because there are no rider earnings).

Termination. The rider will remain in effect until:

•	you cancel it by notifying our service center in writing,

•	the Policy is annuitized or surrendered, or

•	the ADB is paid or added to the Policy Value under a spousal continuation.

Once terminated, the ADB may be re-elected; however, a new rider will be issued and the additional death benefit will be re-determined. Please note that if the rider is terminated and then re-elected, it will only cover gains, if any, since it was re-elected and the terms of the new rider may be different than the terminated rider.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans and of IRAs. Consult a tax adviser before electing this rider for any qualified plan or IRA.

The Additional Death Benefit may vary for certain policies and may not be available for all policies.

APPENDIX J

ADDITIONAL DEATH BENEFIT – EXTRA

The optional ADB—Extra pays an additional death benefit amount when a death benefit is payable under your Policy, in certain circumstances. The ADB—Extra is available for issue ages through age 75.

The ADB-Extra pays a percentage of the value of the death benefit under the Policy prior to adding the rider, as well as a different percentage of the gain under the Policy since the rider was added. Consequently, the ADB-Extra may be helpful if it is added after the Policy has been effective for a while, or if the Policy was issued as a result of an exchange from an existing policy with investment gain. The ADB-Extra is intended to provide an additional amount of death benefit. Please consult a tax adviser before electing this rider.

Additional Death Benefit Amount. The additional death benefit is only payable if you elected the rider five years prior to the death triggering the payment of the Policy death benefit, and a death benefit is payable under the Policy. If a death benefit is payable before the end of the fifth year, all rider fees paid since the rider date will be refunded. After the fifth year, the additional death benefit is equal to:

•	rider benefit percentage (40% for issues ages through age 70 and 25% for ages 71-75) multiplied by the sum of:

•	future growth (see below); and

•	the initial death benefit option multiplied by the Policy death benefit on the rider date, minus surrenders after the rider date that exceed future growth on the date of surrender.

Future growth equals:

•	the Policy death benefit payable; minus

•	the death benefit on the rider date; minus

•	premium payments after the rider date; plus

•	surrenders after the rider date that exceed the future growth on the date of the surrender.

No benefit is payable under the ADB—Extra if the Policy death benefit payable is less than one minus the initial death benefit option, multiplied by the death benefit at the time the rider was added (adjusted for surrenders after the rider date). For purposes of computing taxable gains, both the death benefit payable under the Policy and the additional death benefit will be considered.

Please see the SAI for an example which illustrates the additional death benefit payable as well as the effect of a partial surrender on the additional death benefit.

Spousal Continuation. If a spouse elects to continue the Policy instead of receiving the death benefit and additional death benefit, the spouse will receive a one-time Policy Value increase equal to the additional death benefit. At this time the rider will terminate. The spouse will have the option of immediately re- electing the rider as long as they are under the age of 76.

Rider Fee. A rider fee, 0.50% of the Policy Value for the 50% initial death benefit option and 0.60% of the Policy Value for the 75% initial death benefit option, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the Policy or other termination of the rider (once we have received all necessary regulatory approvals). The rider fee is deducted pro rata from each investment option. The fee is deducted even during periods when the rider would not pay any benefits.

Termination. The rider will remain in effect until:

•	you cancel it by notifying our service center in writing,

•	the Policy is annuitized or surrendered, or

•	the additional death benefit is paid or added to the Policy Value under a spousal continuation.

Once terminated, the ADB—Extra may not be re-elected for one year.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans. Consult a tax adviser before electing this rider.

The ADB—Extra may vary by state and may not be available in all states.

APPENDIX I

ADDITIONAL DEATH DISTRIBUTION – II

The optional Additional Death Distribution – II (“ADD-II”) pays an additional death benefit amount when a death benefit is payable under your Policy, in certain circumstances. The ADD-II is only available for issue ages through age 75.

ADD-II Amount. An additional death benefit is only payable if a death benefit is paid on the base Policy to which the rider is attached. The amount of the additional benefit is dependent on the amount of time that has passed since the rider date as follows:

•	If a death benefit is payable within the first five years after the rider date, the additional benefit amount will be equal to the sum of all rider fees paid since the rider date.

•	If a death benefit is payable after five years following the rider date, the additional benefit will be equal to the rider benefit base multiplied by the rider benefit percentage.

The rider benefit base at any time is equal to the Policy Value less any premiums added after the rider date.

The rider benefit percentage may vary but will currently be equal to 30% for issue ages 0 – 70 and 20% for issue ages 71 – 75.

No benefit is payable under the ADD-II if the Policy Value on the date of death is less than the Premium Payments after the rider date.

For purposes of computing taxable gains, both the death benefit payable under the Policy and the additional benefit will be considered.

Please see the SAI for an example which illustrates the additional death benefit payable as well as the effect of a partial surrender on the additional benefit.

Spousal Continuation. If a spouse, as the new owner of the Policy, elects to continue the Policy instead of receiving the death benefit and ADD-II, the spouse will receive a one-time Policy Value increase equal to the ADD-II. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long he or she is under the age of 76.

Rider Fee. A rider fee, currently 0.55% of the Policy Value, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the Policy or other termination of the rider (once we have received all necessary regulatory approvals). The rider fee is deducted pro rata from each investment option. The fee is deducted even during periods when the rider would not pay any benefits.

Termination. The rider will remain in effect until:

•	you cancel it by notifying our service center in writing,

•	the Policy is annuitized or surrendered, or

•	the additional death benefit is paid or added to the Policy Value under a spousal continuation.

Once terminated, the ADD-II may not be re-elected for one year.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans. Consult a tax adviser before electing this rider.

The Additional Death Distribution—II may vary for certain policies and may not be available for all policies.

THE ADVISOR’S EDGE SELECTSM

VARIABLE ANNUITY

Issued Through

Separate Account VA CC

By

Monumental Life Insurance Company

Prospectus

May 1, 2012

The Advisor’s Edge SelectSM Variable Annuity (the “Policy”) provides a means of investing on a tax-deferred basis in a variety of portfolios of underlying mutual funds (the “Portfolios”) and a fixed account which offers interest at rates that are guaranteed by Monumental Life Insurance Company. The Policy is an individual variable annuity policy and is intended for retirement savings or other long-term investment purposes. For investments in the Subaccounts, the Policy Owner (“You,” “Your”) bears all investment risk (including the possible loss of principal), and investment results are not guaranteed. The Policy provides a Right to Cancel period of at least 20 days (30 days or more in some instances) during which the Policy may be cancelled.

Before investing you should carefully read this prospectus and the accompanying prospectuses for the Portfolios of the underlying mutual funds. These prospectuses give you important information about the Policy and the Portfolios, including the objectives, risks, and strategies of the Portfolios; you should keep them for future reference.

A Statement of Additional Information (“SAI”) for the Policy prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and is available free of charge by calling our Administrative and Service Office at 1-800-525-6205. The Table of Contents of the Statement of Additional Information is included at the end of this prospectus. Information about the variable annuity also can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information.

The Policy is not available in all states.

This prospectus does not constitute an offering in any jurisdiction where it would be unlawful to make an offering like this. We have not authorized anyone to give any information or make any representations about this offering other than those contained in this prospectus. You should not rely on any other information or representations.

Please note that the policies, fixed account, and the separate account investment choices:

•	are not bank deposits

•	are not federally insured

•	are not endorsed by any bank or government agency

•	are not guaranteed to achieve their goal

•	are subject to risks, including loss of premium

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The subaccounts available under this policy invest in underlying funds of the Portfolio companies listed below:

Columbia Funds Variable Insurance Trust

Federated Insurance Series

Fidelity® Variable Insurance Products Fund

Transamerica Series Trust

Vanguard® Variable Insurance Fund

Wanger Advisors Trust

Wells Fargo Advantage Variable Trust Funds

For a complete list of the available subaccounts, please refer to “Appendix A: Portfolios Associated with the Subaccounts”. For more information on the underlying funds, please refer to the prospectus for the underlying fund.

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Contents

4	Glossary	32	Taxes

6	Summary	37	Additional Features

10	Fee Table	42	Other Information

11	Example	46	Table of Contents of Statement of Additional Information

13	The Annuity Policy	47	Appendix A: Portfolios Associated with the Subaccounts

14	Purchase	50	Appendix B: (Condensed Financial Information)

16	Investment Choices	71	Appendix C: Policy Form Number AV375

21	Performance	76	Appendix D: Death Benefit – Adjusted Partial Withdrawal

22	Expenses	77	Appendix E: Additional Death Benefit – Additional Information

24	Access To Your Money	78	Appendix F: Additional Death Benefit II – Additional Information

26	Annuity Payments	79	Appendix G: Architect Guaranteed Lifetime Withdrawal Benefit Rider

30	Death Benefit	87	Appendix H: Guaranteed Minimum Income Benefit

		90	Appendix I: Additional Death Benefit – Extra

GLOSSARY OF TERMS

Accumulation Unit — An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value — The policy value increased or decreased by any excess interest adjustments.

Administrative and Service Office — Monumental Life Insurance Company, Attn: Customer Care Group 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, 800-525-6205.

Annuitant — The person during whose life, annuity payments involving life contingencies will continue.

Annuity Commencement Date — The date upon which annuity payments are to commence. This date may be any date at least thirty days after the policy date and may not be later than the last day of the policy month starting after the annuitant attains age 85, except as expressly allowed by Monumental. In no event will this date be later than the last day of the month following the month in which the Annuitant attains age 98.

Annuity Payment Option — A method of receiving a stream of annuity payments selected by the owner.

Beneficiary — The person who has the right to the death benefit set forth in the policy.

Business Day — A day when the New York Stock Exchange is open for business.

Cash Value — The Policy Value increased or decreased by an excess interest adjustment, less the annual service charge, and less any applicable premium taxes and any rider fees. This value is applied upon surrender.

Code — The Internal Revenue Code of 1986, as amended.

Excess Interest Adjustment — A positive or negative adjustment to amounts withdrawn upon partial withdrawals, surrenders or transfers from the guaranteed period options, or to amounts applied to annuity payment options. The adjustment reflects changes in the interest rates declared by Monumental since the date any payment was received by, or an amount was transferred to, a guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the Owner upon full surrender or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Fixed Account — One or more investment choices under the Policy that are part of Monumental’s general assets and are not in the Separate Account.

Good Order — An instruction that Monumental receives that is sufficiently complete and clear – along with all necessary forms, information and supporting legal documentation, including any required spousal or joint owner’s consents – so that Monumental does not need to exercise any discretion to follow such instruction. All requests for a partial or full withdrawal, a transfer, a death benefit, or other transaction or change, must be in good order.

Guaranteed Period Options (“GPO”) — The various guaranteed interest rate periods of the fixed account that Monumental may offer and into which Premium Payments may be paid or amounts may be transferred.

Owner (Policy Owner, You, Your) — The individual who (or entity that) may exercise all rights and privileges under an individual policy.

Policy — The individual policy.

Policy Date — The date shown on the policy data page attached to the Policy and the date on which the Policy becomes effective.

Policy Value — On or before the annuity commencement date, the policy value is equal to the owner’s:

•	Premium Payments; minus

•	partial withdrawals (including any applicable excess interest adjustments on such withdrawals); plus

•	interest credited in the fixed account; plus or minus

•	accumulated gains or losses in the separate account; minus

•	services charges, premium taxes, rider fees, and transfer fees, if any.

Policy Year — A policy year begins on the policy date and on each anniversary thereof.

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Premium Payment — An amount paid to Monumental by the Owner or on the Owner’s behalf as consideration for the benefits provided by the Policy.

Qualified Policy — A Policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account — Separate Account VA CC, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which Premium Payments under the policies may be allocated.

Service Charge — An annual charge on each policy anniversary (and a charge at the time of surrender during any policy year) for policy maintenance and related administrative expenses.

Subaccount — A subdivision within the separate account, the assets of which are invested in specified portfolios of the underlying funds.

Valuation Period — The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made on each business day.

Variable Annuity Payments — Payments made pursuant to an annuity payment option which fluctuates as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice or Written Request — Written notice that is signed by the owner, is in good order and received at the Administrative and Services Office, and that gives Monumental the information it requires. For some transactions, Monumental may accept an electronic notice, such as telephone instructions, instead of written notice. Such written or electronic notice must meet the requirements for good order that Monumental establishes for such notices.

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SUMMARY

The numbered sections in this Summary provide you with a concise discussion of the major topics covered in this prospectus. Each section of the Summary is discussed in greater detail in the main body of the prospectus at corresponding numbered headings. Please read the full prospectus carefully.

1.	THE ANNUITY POLICY

The Advisor’s Edge SelectSM Variable Annuity

The Advisor’s Edge SelectSM Variable Annuity is a flexible-premium variable annuity offered by Monumental Life Insurance Company (“Monumental,” “We,” “Us,” “Our”). The Policy provides a means of investing on a tax-deferred basis in various Portfolios of the underlying funds and a fixed account offered by Monumental.

Who Should Invest

The Policy is intended for long-term investors who want tax-deferred accumulations of funds, generally for retirement but also for other long-term purposes.

The Policy provides benefits in two distinct phases: accumulation and income.

The Accumulation Phase

During the Accumulation Phase, you choose to allocate your investment in the Policy among the various Portfolios and the fixed account available under the Policy. You can contribute additional amounts to the Policy and you can take withdrawals from the Policy during the Accumulation Phase. The value of your investment depends on the investment performance of the Portfolios of the underlying funds that you choose, and the interest rate we credit to the fixed account. (That interest rate will not be less than the guaranteed minimum effective annual interest rate shown on your Policy.) Your earnings are generally not taxed during this phase unless you withdraw them.

The Income Phase

During the Income Phase, you can receive regular annuity payments on a fixed or variable basis and for various periods of time depending on your need for income and the choices available under the Policy. See ANNUITY PAYMENTS, for more information about Annuity Payment Options.

2.	PURCHASE

You can buy the Policy with a minimum investment of $10,000 for Non-Qualified Policies and $1,000 for Qualified Policies. You must obtain prior company approval to purchase a policy with an amount less than the stated minimum. You can add $500 or more to Non-Qualified Policies and $25 or more to Qualified Policies at any time during the Accumulation Phase. We reserve the right to reject cumulative Premium Payments over $1,000,000 (this includes subsequent Premium Payments) for policies with the same owner or same annuitant.

3.	INVESTMENT CHOICES

When you purchase the Policy, your Premium Payments are deposited into the Separate Account VACC (the “Separate Account”) or the fixed account, according to your allocation instructions. The Separate Account contains a number of Subaccounts that invest exclusively in shares of corresponding Portfolios of the underlying mutual funds (the “Subaccounts”). The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to Monumental, but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to the Policy Owners.

You can allocate your Premium Payments to one of several underlying fund portfolios listed under Investment Choices in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.

You can also allocate your premium payments to the fixed account.

We currently allow you to transfer money between any of the investment choices during the accumulation phase. We reserve the right to charge a $10 fee for each transfer in excess of 12 transfers per Policy Year and to impose restrictions and limitations on transfers.

4.	PERFORMANCE

The investment performance of the Subaccounts you choose directly affects the value of your Policy. For investments in the Subaccounts, you bear all investment risk (including the possible loss of principal), and investment results are not guaranteed.

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From time to time, Monumental may advertise the investment performance of the Subaccounts. In doing so, it will use standardized methods prescribed by the Securities and Exchange Commission (“SEC”), as well as certain non-standardized methods.

Past performance does not indicate or predict future performance.

5.	EXPENSES

Note: The following section on expenses and the Policy Fee Table and Example apply only to Policies issued after the date of this prospectus. See “Appendix B” for information about prior versions of the Policy.

No sales load is deducted from Premium Payments.

No surrender charge applies to withdrawals. Full surrenders, partial withdrawals, and transfers from a Guaranteed Period Option of the fixed account may be subject to an Excess Interest Adjustment, however, which may increase or decrease the amount you receive. This adjustment may also apply to amounts applied to an Annuity Payment Option from a Guaranteed Period Option of the fixed account.

Monumental will deduct daily mortality and expense risk fees and administrative charges at an annual rate of either 1.45%, 1.50% or 1.60% from the assets in each Subaccount (depending on the death benefit you select).

On each Policy Anniversary and at the time of surrender during any Policy Year before the Annuity Commencement Date, we reserve the right to assess a service charge of up to $30 for policy administration expenses. The Service Charge will not be deducted on a Policy Anniversary or at the time of surrender if, at either of these times, (1) the sum of all Premium Payments less the sum of all withdrawals taken is at least $50,000; (2) the Policy Value equals or exceeds $50,000, or (3) the Policy is a Qualified Policy.

If you elect the Additional Death Benefit option, then there is an annual fee during the Accumulation Phase of 0.25% of the Policy Value.

If you elect the Additional Death Distribution - II option, then there is an annual fee of 0.55% of the Policy Value.

If you elect the Initial Payment Guarantee when you annuitize, then there is an additional fee (during the income phase) currently equal to an annual rate of 1.25% of the daily net asset value in the Subaccounts.

The fee may be higher or lower at the time you annuitize or elect the Initial Payment Guarantee.

If you select the Life with Emergency Cash® annuity payment option, then a surrender charge applies for the first four years after the Annuity Commencement Date. We can change the surrender charge, and you will be subject to whatever surrender schedule is in effect at the time that you annuitize under this option.

Upon full surrender, payment of a death benefit, or when annuity payments begin, we will deduct state premium taxes, if applicable. State premium taxes currently range from 0% to 3.5%, depending on the state.

The value of net assets of the Subaccounts will reflect the management fee and other expenses incurred by the Portfolios.

6.	ACCESS TO YOUR MONEY

You can take money out of your Policy at any time during the Accumulation Phase. Each withdrawal you make must be at least $500. If you have Policy Value in the fixed account, then each Policy Year you may withdraw up to 10% of your Policy Value in the fixed account (“free amount”) free of Excess Interest Adjustments. Amounts withdrawn from the fixed account in excess of the 10% “free amount”, may be subject to Excess Interest Adjustments. You may have to pay income tax and a tax penalty on any money you take out. Withdrawals may be restricted under Qualified Policies.

Full and partial withdrawals are not generally permitted during the income phase unless you elect the Life with Emergency Cash® annuity payment option.

7.	ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options. The Policy allows you to receive an income guaranteed for as long as you live or until the second of two people dies. You may also choose to receive a guaranteed number of payments over a number of years. Most Annuity Payment Options are available on either a variable basis (where the amount of each payment rises or falls depending on the

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investment performance of the Portfolios of the underlying funds you have chosen) or a fixed basis (where the amount of each payment will remain level). If you select a variable payment option, the dollar amount of your payments may go up or down. However, the Initial Payment Guarantee is available (for an extra fee) under the Policy, and it, guarantees a minimum amount for each annuity payment.

8.	DEATH BENEFIT

If you are both the owner and the annuitant and you die before the Income Phase begins, then your beneficiary will receive a death benefit. If the owner is not the annuitant, no death benefit is paid if the owner dies; however required distribution rules require that the policy value be distributed upon the death of any owner.

Naming different persons as owner and annuitant can affect whether the death benefit is payable and to whom amounts will be paid. Use care when naming owners, annuitants and beneficiaries, and consult your advisor if you have questions.

You may choose one of the following guaranteed minimum death benefits:

•	Return of Premium – available if the owner or annuitant is age 0 to 85 on the Policy Date;

•	6 Year Step-Up to Age 81 – available if the owner or annuitant is age 0 to 75 on the Policy Date; or

•	Double Enhanced Death Benefit – available if the owner or annuitant is age 0 to 79 on the Policy Date.

Charges are lower if you choose the Policy Value death benefit. After the Policy is issued, the death benefit option cannot be changed.

If the guaranteed minimum death benefit is not available because of the age of the owner or annuitant, the death benefit will be the greater of the Policy Value or the Cash Value as of the date of death.

9.	TAXES

In general, you are not taxed on earnings on your investment in the Policy until you withdraw them or receive Annuity Payments. Earnings are taxed as ordinary income. During the Accumulation Phase, for tax purposes withdrawals are taken from earnings first, then from your investment in the Policy. For Annuity Payments, payments come partially from earnings and partially from your investment. You are taxed only on the earnings portion of each Annuity Payment. If you receive money from the Policy before age 59 1/2, you may have to pay a 10% penalty tax on the earnings portion received.

10.	ADDITIONAL FEATURES

This Policy has additional features that might interest you. These features are not available in all states and may not be suitable for your particular situation. These include the following:

•

You can arrange to have money automatically sent to you monthly, quarterly, semi-annually or annually while your Policy is in the Accumulation Phase. This feature is referred to as the “systematic payout option.” Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.

•

You can elect one of two optional riders that might pay an additional amount on top of the policy death benefit, in certain circumstances. These features are called the “Additional Death Benefit” (“ADB”) and Additional Death Distribution – II (“ADD-II”). There is an extra charge for these riders.

•

You can elect an optional rider at the time of annuitization that guarantees your variable annuity payments will never be less than a percentage of the initial variable annuity payment. This feature is called the “Initial Payment Guarantee”. There is an extra charge for this rider.

•

Under certain medically related circumstances, we will allow you to surrender or partially withdraw your Policy Value without an Excess Interest Adjustment. This feature is called the “Nursing Care and Terminal Condition Withdrawal Option.”

•	Under certain unemployment circumstances, you may withdraw all or a portion of the Policy Value free of Excess Interest Adjustments. This feature is called the “Unemployment Waiver.”

•	You may make transfers and/or change the allocation of additional Premium Payments by telephone. We may restrict or eliminate this feature.

•

We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the Policy Value among the various subaccounts. This feature is called “Asset Rebalancing.”

•	You can arrange to have a certain amount of money (at least $500) automatically transferred

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from the fixed account or the Federated Prime Money Fund II Subaccount either monthly or quarterly, into your choice of Subaccounts. This feature is called “Dollar Cost Averaging.”

11.	OTHER INFORMATION

Right to Cancel Period

You may return your Policy for a refund, but only if you return it in good order and within a prescribed period, which is usually 20 to 30 days after you receive the Policy, or whatever longer period may be required by state law. The amount of the refund will generally be Premiums paid, plus or minus accumulated gains or losses in the Separate Account. However, if state law requires, then we will refund your original Premium Payment(s). A returned Policy will be deemed void.

Section 1035 Exchanges

Before exchanging one annuity for another under Section 1035 of the Internal Revenue Code (“1035 Exchange”), you should compare both annuities carefully. If you exchange an annuity contract for the Policy described in this prospectus, then you might have to pay a surrender charge and tax, including a penalty tax, on your old annuity contract; other fees and charges may be higher (or lower) under this Policy, and the benefits under this Policy may be different. You should not exchange another annuity contract for this Policy unless you determine, after knowing all of the facts, that the change is in your best interest and not just better for the person trying to sell you this Policy. If you decide to purchase this Policy through a 1035 Exchange, you should speak to your financial professional or tax advisor to make sure that the transaction will be tax free. If you surrender your old annuity contract for cash and then buy a new annuity contract, for example, you may have to pay tax on the surrender.

State Variations

Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. Please note that this prospectus describes the material rights and obligations of the Policy Owner, and maximum fees and charges for all Policy features and benefits are set forth in the fee table of this prospectus. See your Policy for specific variations because any such state variation will be included in your Policy. See your advisor or contact us for specific information that may be applicable to your state.

Monumental Life Insurance Company

Monumental Life Insurance Company is a life insurance company incorporated under Iowa law. It is principally engaged in offering life insurance and annuity policies.

Separate Account VA CC

The Separate Account is a unit investment trust registered with the SEC and operating under Iowa law. The Separate Account has various Subaccounts dedicated to the Policy, each of which invests solely in a corresponding Portfolio of the underlying funds.

Condensed Financial Information

Please note that Appendix B contains a history of accumulation unit values in a table labeled “Condensed Financial Information”

12.	INQUIRIES AND POLICY AND POLICYHOLDER INFORMATION

If you need more information or want to make a transaction, please contact us at:

Monumental Life Insurance Company

Administrative and Service Office

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

(800) 525-6205

You may check your policy at www.advisorresources.com. Follow the logon procedures. You will need your pre-assigned Personal Identification Number (“PIN”) to access information about your policy. We cannot guarantee that you will be able to access this site.

You should protect your PIN, because on-line (or telephone) options may be available and could be made by anyone who knows your PIN. We may not be able to verify that the person providing instructions using your PIN is you or someone authorized by you.

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FEE TABLE(1)

The following table describes the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Cash Value between investment choices. State premium taxes may also be deducted, and Excess Interest Adjustments may be made to amounts surrendered or applied to Annuity Payment Options from Cash Value from the fixed account.

Policy Owner Transaction Expenses

Sales Load Imposed on Premiums	None
Contingent Deferred Sales Load (surrender charge)(2)	None
Transfer Fees(3)	$0 - $10
Special Service Fee	$0 - $25

(1)

The fee table applies only to the accumulation phase and reflects the maximum charges unless otherwise noted. During the income phase, the fees may be different than those described in the fee table. See Section 5, “Expenses.”

(2)	If you select the Life With Emergency Cash® annuity payment option, you will be subject to a surrender charge after the Annuity Commencement Date. See Section 5, “Expenses.”
(3)	Monumental does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for each Transfer in excess of 12 per Policy Year.

The following table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.

Annual Policy Service Charge	$0 - 30

Separate Account Annual Expenses (as a percentage of assets in the Separate Account)(1)

Base Separate Account Expenses:
Mortality and Expense Risk Fee(2)	1.30%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	1.45%

Optional Separate Account Annual Expenses:
6 Year Step-Up Death Benefit(3)	0.05%
Double Enhanced Death Benefit(4)	0.15%
Total Separate Account Expenses with Highest Optional Separate Account Expense(5)	1.60%

Annual Optional Rider Fees
Additional Death Benefit(6)	0.25%
Additional Death Distribution – II(7)	0.55%

Architect Guaranteed Lifetime Withdrawal Benefit(8) – No Longer Available for New Sales	Single Life Option	Joint Life Option
50% Maximum Equity Percentage	0.30%	0.45%
60% Maximum Equity Percentage	0.45%	0.65%
70% Maximum Equity Percentage	0.65%	1.00%
Guaranteed Minimum Income Benefit(9) – No Longer Available		0.45%
Additional Death Benefit – Extra(10) – No Longer Available		0.60%

(1)

If you elect the Initial Payment Guarantee at the time of annuitization, you will pay an additional fee – currently equal to an annual rate of 1.25% of the daily net asset value in the Subaccounts – that is reflected in the amount of the annuity payments that you receive. See Section 10, “Additional Features.”

(2)	The mortality and expense fee shown (1.30%) is for the Return of Premium Death Benefit.
(3)	The fee for the 6 Year Step-Up Death Benefit (0.05% is in addition to the base mortality and expense risk and administrative fees.

(4)	The fee for the Double Enhanced Death Benefit (0.15%) is in addition to the base mortality and expense risk and administrative fees.
(5)	This reflects the base separate account expenses plus the fee for the Double Enhanced Death Benefit, but does not include any annual optional rider fees.
(6)	The annual rider fee is 0.25% of the Policy Value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination. See Section 5, “Expenses.”

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(7)	The annual rider fee is 0.55% of the Policy Value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination. See Section 5, “Expenses.”
(8)

The annual rider fee is a percentage of the total withdrawal base. The total withdrawal base on the rider date is the policy value (less any premium enhancement if the rider is added in the first policy year). After the rider date, the total withdrawal base is equal to the total withdrawal base on the rider date, plus subsequent premium payments, less subsequent total withdrawal base adjustments. See Appendix G.

(9)

The annual rider fee is 0.45% of the minimum income base and is deducted on the rider anniversary only during the accumulation phase. If you annuitize under the rider, a guaranteed payment fee is deducted. See Appendix H.

(10)	The annual rider fee is 0.60% of the Policy Value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination. See Appendix I.

The next item shows the lowest and highest total operating expenses charged by the portfolios for the year ended December 31, 2011 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Portfolio Annual Operating Expenses(1)	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.19%	1.66%

(1)

The fee table information relating to the Portfolios is for the year ending December 31, 2011 (unless otherwise noted) and was provided to Monumental by the underlying funds, their investment advisers or managers, and Monumental has not and cannot independently verify the accuracy or completeness of such information. Actual future expenses of the Portfolios may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

EXAMPLE(1)

The following example is intended to help you compare the cost of investing in the Policy with the cost of investing in other variable annuity policies. These costs include Policy Owner transaction expenses, Policy fees, Separate Account annual expenses, and Portfolio fees and expenses.

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2011, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods, assuming (1) a 5% annual rate of return, and (2) assuming no optional riders have been selected. The examples assume that current fee waivers and expense reimbursement arrangements for a fund will continue for the periods shown. As noted in the Fee Table, the Policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Policy or withdraw the entire value of your Policy at the end of the applicable period as a lump sum or under one of the Policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit option you select.

	1 Year	3 Years	5 Years	10 Years
Double Enhanced Death Benefit Option (1.60%)	$332	$1,013	$1,717	$3,586
6 Year Step-Up at Age 81 Death Benefit Option (1.50%)	$322	$983	$1,669	$3,495
Return of Premium Death Benefit Option (1.45%)	$317	$969	$1,645	$3,449

(1)	Different fees and expenses not reflected in the example may be assessed during the income phase of the Policy.

EXAMPLE(1)

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2011, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods, assuming (1) a 5% annual rate of return, and (2) assuming the ADD-II rider and (except as noted in footnote #2 below) the Architect Guaranteed Lifetime Withdrawal Benefit (“Architect GLWB”) rider have been selected. The examples assume that current fee waivers and expense reimbursement

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arrangements for a fund will continue for the periods shown. As noted in the Fee Table, the Policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Policy or withdraw the entire value of your Policy at the end of the applicable period as a lump sum or under one of the Policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit option you select:

	1 Year	3 Years	5 Years	10 Years
Double Enhanced Death Benefit Option (1.60%)	$388	$1,184	$2,007	$4,191
6 Year Step-Up to Age 81 Death Benefit Option (1.50%)	$478	$1,443	$2,421	$4,924
Return of Premium Death Benefit Option (1.45%)	$473	$1,429	$2,398	$4,882

(1)	Different fees and expenses not reflected in the example may be assessed during the income phase of the Policy.
(2)	These figures do not include the Architect GLWB, because you may not elect this option and the Architect GLWB rider together.

You should not consider this example to be a representation of past or future expenses or performance. Actual expenses may be higher than those shown, subject to the guarantees in the Policy. In addition, your rate of return may be more or less than the 5% assumed in the example. This example does not reflect any premium taxes.

For information concerning compensation paid for the sale of the Policies, see “Distribution of the Policies.”

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1.	THE ANNUITY POLICY

The Advisor’s Edge SelectSM Variable Annuity is a flexible-premium variable annuity offered by Monumental. The Policy provides a means of investing on a tax-deferred basis in various Portfolios of the underlying mutual funds (the “Portfolios”) and a fixed account. The fixed account offers interest rates that Monumental guarantees will not decrease during the selected guaranteed period. There may be a different interest rate for each different guaranteed period that you select. The Guaranteed Period Options are the various interest rate periods for the fixed account which Monumental may offer and into which Premium Payments may be paid or amounts transferred.

Who Should Invest

The Policy is intended for long-term investors who want tax-deferred accumulation of funds, generally for retirement, but also for other long-term investment purposes. The tax-deferred feature of the Policy is most attractive to investors in high federal and state marginal tax brackets who have exhausted other avenues of tax deferral, such as pre-tax contributions to employer-sponsored retirement or savings plans. There is no additional tax deferral benefit when the Policy is purchased to fund a qualified plan.

Do not purchase this Policy if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your Policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this Policy, you represent and warrant that you are not using the Policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

About the Policy

The Advisor’s Edge SelectSM Variable Annuity is a contract between you, the Policy Owner, and Monumental, the issuer of the Policy. (Owners of Policies issued before the date of this prospectus, on form number AV375, should also refer to Appendix B.)

The Policy provides benefits in two distinct phases: accumulation and income.

Accumulation Phase

The Accumulation Phase starts when you purchase your Policy and ends immediately before the Annuity Commencement Date, when the Income Phase starts. During the Accumulation Phase, you choose to allocate your investment in the Policy among the various available Portfolios and the fixed account. The Policy is a variable annuity because the value of your investment in the Subaccounts can go up or down depending on the investment performance of the Subaccounts you choose. You could lose the amount that you allocate to the Subaccounts. The Policy is a flexible-premium annuity because after you purchase it, you can make additional investments of at least $500 until the Income Phase begins; you are not required to make any additional investments. During this phase, you are generally not taxed on earnings from amounts invested unless you make withdrawals.

Other benefits available during the Accumulation Phase include the ability to:

•	Make transfers among your investment choices without current tax consequences. (See Transfers Among the Subaccounts and the Fixed Account.)

•

Withdraw all or part of your money with no surrender penalty charged by Monumental, although you may incur income taxes and a 10% penalty tax and an Excess Interest Adjustment. (See ACCESS TO YOUR MONEY– Full and Partial Withdrawals.)

Income Phase

During the Income Phase, you receive regular annuity payments. The amount of these payments is based in part on the amount of money accumulated under your Policy and the Annuity Payment Option you select. The Annuity Payment Options are explained at ANNUITY PAYMENTS.

At your election, payments can be either variable or fixed. If variable, the payments rise or fall depending on the investment performance of the Subaccounts you choose. However, if you annuitize under the Initial Payment Guarantee, then Monumental will guarantee a minimum amount of your annuity payments. There is an extra charge for this rider. If fixed, the payment amounts are level.

Annuity payments are available in a wide variety of options, including payments over a specified period or for life (for either a single life or joint lives), with or without a guaranteed number of payments.

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The Separate Account

When you purchase a Policy, money you have allocated to the Subaccounts is deposited into Separate Account VA CC. The Separate Account contains a number of Subaccounts that invest exclusively in shares of the corresponding Portfolios. The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to Monumental but are accounted for separately from Monumental’s other assets and can be used only to satisfy its obligations to Policy Owners.

2.	PURCHASE

Customer Order Form and Issuance of Policies

To invest in The Advisor’s Edge SelectSM Variable Annuity, you should send a completed customer order form and your initial Premium Payment to the address indicated on the customer order form. If you wish to make a personal delivery by hand or courier to Monumental of your completed customer order form and initial Premium Payment (rather than through the mail), do so at our Administrative and Service Office, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. Monumental will issue a Policy only if the Annuitant and Joint Annuitant are 85 years of age or younger.

If the customer order form and any other required documents are received in good order, Monumental will issue the Policy and will credit the initial Premium Payment within two Business Days after receipt. (A Business Day is any day that the New York Stock Exchange is open for regular trading.) Along with the Policy, Monumental will also send a Policy acknowledgment form, which you should complete, sign, and return in accordance with its instructions.

If Monumental cannot credit the initial Premium Payment because the customer order form or other required documentation is incomplete, Monumental will contact the applicant in writing, explain the reason for the delay, and refund the initial Premium Payment within five Business Days unless the applicant consents to Monumental’s retaining the initial Premium Payment and crediting it as soon as the necessary requirements are fulfilled.

Qualified Policy

In addition to Non-Qualified Policies, Monumental also offers the Advisor’s Edge Select® as a Qualified Policy. Note that Qualified Policies contain certain other restrictive provisions limiting the timing of payments to and distributions from the Qualified Policy.

When the term “Qualified Policy” is used in this prospectus we mean a Policy that qualifies as a tax sheltered annuity or an individual retirement annuity under Section 403(b), 408(b), or 408A of the Internal Revenue Code. Pursuant to new tax regulations, starting January 1, 2009 the policy is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) policies.

Premium Payments

A Premium Payment is any amount you use to buy or add to the Policy. A Premium Payment may be reduced by any applicable Premium Tax. In that case, the resulting amount is called a net Premium Payment. The initial net Premium Payment is credited to the Policy within two Business Days of receipt (in good order) of the Premium Payment, customer order form and other required documents.

A Few Things to Keep in Mind Regarding Premium Payments

•	The minimum initial Premium Payment for a Non-Qualified Policy is $10,000.

•	The minimum Initial Premium Payment for a Qualified Policy is $1,000 (or $50 if by payroll deduction).

•	You must obtain prior company approval to purchase a policy with an amount less than the stated minimum.

•

We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Monumental Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from rollovers or transfers from other financial institutions. Any third party checks not accepted by Monumental will be returned.

•	We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.

•	You may make additional Premium Payments at any time during the Accumulation Phase and

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while the Annuitant or Joint Annuitant, if applicable, is living. Additional Premium Payments must be at least $500 for Non-Qualified Policies. Additional Premium Payments must be at least $25 for Qualified Policies.

•

Additional Premium Payments received in good order before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) are credited to the Policy as of the close of business that same day.

•	We reserve the right to reject cumulative Premium Payments over $1,000,000 (this includes subsequent Premium Payments) for policies with the same owner or same annuitant issued by us or an affiliate.

•	Your Initial Net Premium Payment will be invested on the policy date among the Subaccounts selected in your customer order form. See Allocation of Premium Payments, for more information.

The date on which the Policy is issued is called the Policy Date. A Policy Anniversary is any anniversary of the Policy Date. A Policy Year is a period of twelve months starting with the Policy Date or any Policy Anniversary.

There may be delays in our receipt of applications that are outside of our control. Any such delays will affect when your Policy can be issued and your Premium Payment(s) allocated among your investment choices.

Purchasing by Wire

For wiring instructions, please contact our Administrative and Service Office at 1-800-525-6205.

Allocation of Premium Payments

You specify on the customer order form what portion of your Premium Payments you want to be allocated among which Subaccounts and which Guaranteed Period Options. You may allocate your Premium Payments to one or more Subaccounts or to any of the Guaranteed Period Options. All allocations you make to the Subaccounts must be in whole-number percentages totaling 100%. Monumental reserves the right to refuse any Premium Payment.

Should your investment goals change, you may change the allocation percentages for additional net Premium Payments by sending written notice to or by calling Monumental. Requests for Transfers received in good order before the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed as of that day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

WHAT’S MY POLICY WORTH TODAY?

Policy Value

The Policy Value of your Policy is the value of all amounts accumulated under the Policy during the Accumulation Phase (similar to the current market value of a mutual fund account). When the Policy is opened, the Policy Value is equal to your initial net Premium Payment. On any Business Day thereafter, the Policy Value equals the Policy Value from the previous Business Day, plus—

•	any additional net Premium Payments credited

•	any increase in the Policy Value attributable to investment results of the Subaccount(s) you selected and the interest credited to the Guaranteed Period Options minus—

•	any decrease in the Policy Value attributable to investment results of the Subaccount(s) you selected

•	the daily Mortality and Expense Risk Fee

•	the daily Administrative Expense Charge

•	the Annual Policy Service Charge and any riders, charges if applicable

•	any withdrawals (including the net effect of any applicable Excess Interest Adjustments on such withdrawals)

•	any charges for Transfers made after the first twelve in a Policy Year

•	any Premium Taxes that occur during the Valuation Period.

(The Cash Value, which is what you receive if you fully withdraw (i.e., surrender) your Policy, is the Policy Value plus or minus any applicable Excess Interest Adjustment, and minus certain fees and charges.)

The Valuation Period is any period between two successive Business Days beginning at the close of business (generally 4:00 p.m. Eastern time) of the first Business Day and ending at the close of business of the next Business Day.

You should expect the Policy Value of your Policy to change from Valuation Period to Valuation Period,

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reflecting the investment experience of the Subaccounts you have selected as well as the daily deduction of charges.

An Accumulation Unit is a measure of your ownership interest in the Policy during the Accumulation Phase. When you allocate your net Premium Payments to a selected Subaccount, Monumental will credit a certain number of Accumulation Units to your Policy. Monumental determines the number of Accumulation Units it credits by dividing the dollar amount you have allocated to a Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period in which the payment is credited. Each Subaccount has its own Accumulation Unit Value (similar to the share price (net asset value) of a mutual fund). The Accumulation Unit Value varies each Valuation Period with the net rate of return of the Subaccount. The net rate of return reflects the performance of the Subaccount for the Valuation Period and is net of asset charges to the Subaccount. The Policy Value in each Subaccount equals the number of Accumulation Units in the Subaccount multiplied by the Accumulation Unit Value for that Subaccount.

All dividends and capital gains earned will be reinvested and reflected in the Accumulation Unit Value.

3.	INVESTMENT CHOICES

The Advisor’s Edge SelectSM Variable Annuity offers you a means of investing in various Portfolios offered by different investment companies (by investing in corresponding subaccounts) and a fixed account. The companies that provide investment advice and administrative services for the Portfolios offered through this Policy are listed in Appendix A: Portfolios Associated with the Subaccounts. For information about the fixed account and the Guaranteed Period Options, see The Fixed Account.

There is no assurance that a Portfolio will achieve its stated objective.

The general public may invest in the Portfolios only through certain insurance policies and qualified plans. The investment objectives and policies of the Portfolios may be similar to those of certain publicly available funds or portfolios. You should not expect the investment results of the Portfolios to be the same as those publicly available funds and portfolios.

Additional information regarding the investment objectives and policies of the Portfolios and the investment advisory services, total expenses, and charges can be found in the current prospectuses for the corresponding Funds. You should read the prospectuses for the Portfolios carefully before you invest.

Note: If you received a summary prospectus for any of the Portfolios, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

You can obtain prospectuses for the Portfolios by calling or writing to our Administrative and Service Office.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Monumental , and Monumental may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because you bear the investment risk, you should carefully consider decisions you make regarding your investment allocations. Note: Certain Portfolios have similar names. It is important that you state or write the full name of the Portfolio to or from which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount being credited to, or withdrawn or transferred from, the Subaccount.

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In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the Fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

We do not guarantee that any Subaccounts will always be available for Premium Payments, allocations, or transfers.

We also reserve the right to limit the number of Subaccounts you are invested in at any one time.

Addition, Deletion or Substitution of Investments

Monumental cannot and does not guarantee that any of the subaccounts will always be available for Premium Payments, allocations or transfers. Monumental retains the right, subject to any applicable law, to make certain changes in the separate account and its investments. Monumental reserves the right to eliminate the shares of any portfolio held by a subaccount and to substitute shares of another portfolio of the underlying funds, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in the judgment of Monumental, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, as amended, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the prior approval of the Securities and Exchange Commission (“SEC”). Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuities, or from affecting an exchange between series or classes of variable annuities on the basis of your requests.

New subaccounts may be established when, in the sole discretion of Monumental, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by Monumental. Each additional subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. Monumental may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, Monumental will notify you and request reallocation of the amounts invested in the eliminated subaccount.

Similarly, Monumental may, at its discretion, close a subaccount to new investment (either transfers or premium payments). If you allocate Premium Payments to a subaccount that is closed to new investment, we will require new instructions. If we do not receive new instructions, the requested transaction will be canceled and the Premium Payment will be returned.

In the event of any such substitution or change, Monumental may, by appropriate endorsement, make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required or (iii) combined with one or more other separate accounts.

To the extent permitted by applicable law, Monumental also may (i) transfer the assets of the separate account associated with the policies to another account or accounts, (ii) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (iii) create new separate accounts, (iv) add new subaccounts, or (v) add new underlying fund portfolios, or substitute a new fund for an existing fund.

The Fixed Account

Premium Payments allocated and amounts transferred to the fixed account become part of Monumental’s general account. Interests in the general account have not been registered under

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the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 and 1940 Acts. Monumental has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the fixed account.

While we do not guarantee that the fixed account will always be available for new investment, we do guarantee that the interest credited to the fixed account will not be less than the guaranteed minimum effective annual interest rate shown on your Policy (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum. At the end of the Guaranteed Period Option you selected, the value in the Guaranteed Period Option will automatically be transferred into a new Guaranteed Period Option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment choice by giving us notice within 30 days before the end of the expiring guaranteed period.

Full and partial surrenders and transfers from a Guaranteed Period Option of the fixed account are subject to an Excess Interest Adjustment (except at the end of the guaranteed period). This adjustment will also be made to amounts that you apply to an annuity payment option. This adjustment may increase or decrease the amount of interest credited to your Policy. The Excess Interest Adjustment will not decrease the interest credited to your Policy below the guaranteed minimum, however.

We also guarantee that upon full surrender your cash value attributable to the fixed account will not be less than the amount required by the applicable non-forfeiture law at the time the policy is issued.

If you select the fixed account, your money will be placed with Monumental’s other general assets. The amount of money you are able to accumulate in the fixed account during the Accumulation Phase depends upon the total interest credited. The amount of annuity payments you receive during the Income Phase from the fixed portion of your Policy will remain level for the entire Income Phase.

We reserve the right to refuse any Premium Payment or transfer to the fixed account.

Transfers Among the Subaccounts and the Fixed Account

Should your investment goals change, you may make unlimited transfers of money among the Subaccounts and the Fixed Account at no cost, subject to the limitations described above which we reserve the right to impose, and the following conditions:

•

You may make requests for transfers in writing or by telephone. Monumental will process requests it receives in good order before the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

•	The minimum amount you may transfer from a Subaccount is $500 (unless the Policy Value in a Subaccount is less than $500).

•	Monumental does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for Transfers in excess of 12 per Policy Year.

•	Transfers out of a Guaranteed Period Option of the fixed account are limited to the following:

•

Within 30 days before the end of the guaranteed period you must notify us that you wish to transfer the amount in that Guaranteed Period Option to another investment choice. No Excess Interest Adjustment will apply.

•	Transfers of amounts equal to interest credited. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest Premium Payment first.

•

Other than at the end of a guaranteed period, transfers of amounts from the Guaranteed Period Option (in excess of interest credited), are subject to an Excess Interest Adjustment. If the adjustment is negative, then the maximum amount you can transfer is 25% of the amount in that Guaranteed Period Option, less any previous transfers during the current Policy Year. (Note: This restriction may prolong the period of time it takes to transfer the full amount in a Guaranteed Period Option of The Fixed Account. You should carefully consider whether investment in The Fixed Account meets your needs and investment criteria.) If the adjustment is positive, then we do not limit the amount that you can transfer.

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•	Transfers of the Guaranteed Period Option amounts equal to interest credited must be at least $50.

•	There are no transfers permitted out of the Dollar Cost Averaging Fixed Account Option except through the Dollar Cost Averaging Program.

Market Timing and Disruptive Trading

Statement of Policy. This variable insurance product was not designed for the use of market timers, frequent or disruptive traders (frequent transfers are considered to be disruptive). Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing or disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may,

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at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some policy owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected. If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing these services.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and the general amount may change quickly.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•

expressly limit the number or size of transfers in a given period except for certain Subaccounts where an underlying fund Portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	limit the number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment choices available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment choices under the variable insurance product. In addition, we may not honor transfer requests if any variable investment choice that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

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Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

Policy owners should be aware that we are required to provide to an underlying fund portfolio or its designee, promptly upon request, certain information about the trading activity of individual policy owners, and to restrict or prohibit further purchases or transfers by specific policy owners identified by an underlying fund portfolio as violating the frequent trading policies established for that portfolio.

Omnibus Orders. Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment choices correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

4.	PERFORMANCE

The Company periodically advertises performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures will also reflect the premium enhancement, if any.

Third, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.

Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.

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5.	EXPENSES

There are charges and expenses associated with the Policy that reduce the return on your investment in the Policy.

Excess Interest Adjustment

Withdrawals from the fixed account may be subject to an Excess Interest Adjustment. This adjustment could retroactively reduce the interest credited in the fixed account to the guaranteed minimum or increase the amount credited. This adjustment may also be made to amounts applied to an Annuity Payment Option. See “Excess Interest Adjustment” in the Statement of Additional Information.

Annual Policy Service Charge

We reserve the right to assess an Annual Policy Service Charge of up to $30 (but no more than 2% of your Policy Value at the time of deduction) for policy administrative expenses. We will not assess this charge on your Policy if (1) the sum of all Premium Payments less the sum of all withdrawals taken is at least $50,000; (2) your Policy Value equals or exceeds $50,000 or (3) the Policy is a Qualified Policy. We currently do not assess this fee.

Mortality and Expense Risk Fee

Monumental charges a fee as compensation for bearing certain mortality and expense risks under the Policy. The annual charge is assessed daily based on the net assets of the Separate Account. The annual Mortality and Expense Risk Fee is dependent on the death benefit option you select on the customer order form. For the Return of Premium Death Benefit Option, the mortality and expense risk fee is at an annual rate of 1.30%. For the 6 Year Step-Up Death Benefit Option, the mortality and expense risk fee is at an annual rate of 1.35%. For the Double Enhanced Death Benefit Option, the mortality and expense risk fee is at an annual rate of 1.45%.

We guarantee that the annual charge described above will not increase. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to Monumental’s surplus. If the charges collected under the Policy are not enough to cover actual costs or assumed risks, then Monumental will bear the loss. We expect to profit from this charge.

We may use any profit for any proper purpose, including distribution expenses.

A Closer Look At The Mortality and Expense Risk Fee

Monumental assumes mortality risk in two ways. First, where Policy Owners elect an Annuity Payment Option under which Monumental guarantees a number of payments over a life or joint lives, Monumental assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live. Second, Monumental assumes mortality risk in guaranteeing a minimum Death Benefit in the event the Annuitant dies during the Accumulation Phase.

The expense risk that Monumental assumes is that the charges collected for administrative expenses, which are based on rates that are guaranteed not to increase above the rates shown for the life of the Policy, may not cover the actual costs of issuing and administering the Policy.

Administrative Expense Charge

Monumental assesses each Policy an annual Administrative Expense Charge to cover the cost of issuing and administering each Policy and of maintaining the Separate Account. The Administrative Expense Charge is assessed daily at a rate equal to 0.15% annually of the net asset value of the Separate Account.

Special Service Fees

We will deduct a charge for special services, such as overnight delivery, up to $25 per service provided.

Transfer Fee

You are generally allowed to make 12 free transfers per policy year before the Annuity Commencement Date. If you make more than 12 transfers per policy year, we reserve the right to charge $10 for each additional transfer. Premium Payments, asset rebalancing and dollar cost averaging transfers are not considered transfers for the purpose of assessing a transfer fee. All transfer requests made at the same time are treated as a single transfer.

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Premium Taxes

Some states assess premium taxes on the Premium Payments that you make. We currently do not deduct for these taxes at the time you make a Premium Payment. However, we will deduct the total amount of premium taxes, if any, from the Policy Value when:

•	you begin receiving annuity payments;

•	you surrender the Policy; or

•	a death benefit is paid.

Additional Death Benefit

If you elect the ADB, there is an annual rider fee during the accumulation phase of 0.25% of the Policy Value. The rider fee will be deducted on each rider anniversary and upon termination of the rider during the accumulation phase. The rider fee is deducted pro rata from each investment choice.

Additional Death Distribution - II

If you elect the ADD-II, there is an annual fee during the accumulation phase of 0.55% of the Policy Value. The rider fee will be deducted on each rider anniversary and upon termination of the rider during the accumulation phase. The rider fee is deducted pro rata from each investment choice.

Initial Payment Guarantee

If you elect the Initial Payment Guarantee at the time of annuitization, then there is a fee (during the income phase) currently at an annual rate of 1.25% of the daily net asset value in the Subaccounts. The fee may be higher or lower at the time you annuitize and elect the rider.

Life with Emergency Cash® Surrender Charge

If you select the Life with Emergency Cash® annuity payment option, then you can surrender your Policy even after annuity payments have begun. However, there is a surrender charge during the first four years after the Annuity Commencement Date. The following schedule shows the current surrender charge:

Number of years Since Annuity Commencement Date	Surrender Charge (as a percentage of adjusted policy value)
0-1	4%
1-2	3%
2-3	2%
3-4	1%
4 or more	0%

We can change the surrender charge, and you will be subject to whatever surrender schedule is in effect at the time you annuitize under the Life with Emergency Cash® annuity payment option.

Note carefully the following three things about this surrender charge:

•	this surrender charge is measured from the Annuity Commencement Date and not from the Premium Payment date;

•	this charge is a percentage of the Adjusted Policy Value applied to the Life with Emergency Cash® annuity payment option, and not a percentage of premium; and

•	under this payment option, there is no surrender charge free amount.

Portfolio Expenses

The value of the assets in the Separate Account will reflect the fees and expenses paid by the Portfolios. The lowest and highest Portfolio expenses for the previous calendar year are found in the “Fee Table” section of this prospectus. See the prospectuses for underlying fund Portfolios for more information.

Revenue We Receive

This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the Portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below. While only certain of the types of payments described below may be made in connection with your particular Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Policy.

We (and/or our affiliates) may receive some or all of the following types of payments:

•

Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the policies, indirectly receive 12b-1 fees from the funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

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•

Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the Portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment advisor or sub-advisor realized on the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the Particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Monumental and/or TCI

Fund	Maximum Fee % of assets(1)
Transamerica Series Trust(2)	0.25%
AllianceBernstein Variable Products Series Fund, Inc.	0.25%
Columbia Funds Variable Insurance Trust	0.15%
The Dreyfus Socially Responsible Growth Fund, Inc.	0.55%
Dreyfus Variable Investment Fund	0.55%
Federated Insurance Series	0.25%
Fidelity Variable Insurance Products Fund(3)	0.10%
Nationwide Variable Investment Trust	0.25%
Vanguard Variable Insurance Fund	0.00%
Wanger Advisors Trust	0.15%
Wells Fargo Advantage Variable Trust Funds	0.25%

(1)

Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each Portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on Subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.

(2)

Transamerica Series Trust (“TST”): Because TST is managed by Transamerica Asset Management, Inc. (“TAM”), an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund Portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the Policyowners who invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2011 we received $385,179.34 in benefits from TAM pursuant to these arrangements. We anticipate receiving comparable amounts in the future.

(3)	Fidelity® Variable Insurance Products Fund: We receive this percentage once $100 million in fund shares are held by the subaccounts of the Company and its affiliates.

Proceeds from certain of these payments by the Portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Distribution of the Policies” in this prospectus.

6.	ACCESS TO YOUR MONEY

The value of your Policy can be accessed during the Accumulation Phase:

•	by making a full or partial withdrawal; and

•	by taking systematic payouts.

On or before the Annuity Commencement Date, the Policy Value is equal to the owner’s:

•	Premium Payments; minus

•	partial withdrawals (including the net effect of any applicable Excess Interest Adjustments on such withdrawals); plus

•	interest credited in the fixed account; plus or minus

•	accumulated gains or losses in the separate account; minus

•	service charges, rider fees, Premium Taxes, and transfer fees, if any.

Full and Partial Withdrawals

You may withdraw all or part of your money at any time during the Accumulation Phase of your Policy. All partial withdrawals must be for at least $500. Withdrawals may be restricted under tax sheltered annuity policies. If your policy was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or

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transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

On the business day that Monumental receives your request for a full withdrawal, the amount payable is the Cash Value. You will receive:

•	the value of your Policy; plus or minus

•	any Excess Interest Adjustment; minus

•	any applicable premium taxes, annual service charges and any rider fees.

To make a withdrawal, send your written request on the appropriate Monumental form to our Administrative and Service Office. Please note: All withdrawal requests must be submitted in good order to avoid a delay in processing your request.

Because you assume the investment risk for amounts allocated to the Portfolios under the Policy, and because of certain fees and charges, the total amount paid upon a full withdrawal of the Policy may be more or less than the total Premium Payments made (taking prior withdrawals into account).

Excess Interest Adjustment

Money that you withdraw from a Guaranteed Period Option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the Guaranteed Period Option) may be subject to an Excess Interest Adjustment. At the time you request a withdrawal, if interest rates set by Monumental have risen since the date of the initial guarantee, the Excess Interest Adjustment will result in a lower Cash Value on surrender. However, if interest rates have fallen since the date of the initial guarantee, the Excess Interest Adjustment will result in a higher Cash Value on surrender or transfer.

Generally, all withdrawals from a Guaranteed Payment Option (including transfers) in excess of 10% of your cumulative Premium Payment are subject to an Excess Interest Adjustment. Beginning in the first Policy Year you can withdraw up to 10% of your cumulative Premium Payments of the fixed account each Policy Year, in one or more withdrawals, without an Excess Interest Adjustment. This is referred to as the “free amount.”

There will be no Excess Interest Adjustment on any of the following:

•	lump sum withdrawals of the free amount available;

•	nursing care and terminal condition withdrawals;

•	unemployment withdrawals;

•	withdrawals to satisfy the minimum distribution requirements; for Qualified Policies and

•	Systematic Payout Option payments, which do not exceed 10% of your cumulative Premium Payments of the fixed account divided by the number of payouts made per year.

Please note that under these circumstances you will not receive a higher Cash Value if interest rates have fallen nor will you receive a lower Cash Value if interest rates have risen.

Payment of Full or Partial Withdrawal Proceeds

Monumental will pay cash withdrawals within seven business days after receipt in good order (at our Administrative and Service Office) of your written request for withdrawal except in one of the following situations, in which Monumental may delay the payment beyond seven days:

•	the New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted

•	an emergency exists as defined by the SEC, or the SEC requires that trading be restricted

•	the SEC permits a delay for your protection as a Policy Owner

•	the payment is derived from premiums paid by check, in which case Monumental may delay payment until the check has cleared your bank.

Transfers of amounts from the Subaccounts may also be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Federated Prime Money Fund II portfolio suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Federated Prime Money Fund II portfolio until the portfolio is liquidated.

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Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a Premium Payment and/or “freeze” a Policy Owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies or departments.

Signature Guarantees

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee or Notary Public Stamp as required by us) for the following transaction requests:

•	Any surrenders over $250,000;

•	Certain surrenders on or within 15 days of an ownership change;

•

Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that Contract owner’s account. PLEASE NOTE: This requirement will not apply to disbursement requests made in connection with exchanges of one annuity contract for another with the same owner in a “tax free exchange”;

•	Any surrender when the Company does not have an originating or guaranteed signature on file.

•	Any other transaction where we require.

We may change the specific requirements listed above, or add Signature Guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205.

You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion Signature Guarantee program. This includes many:

•	National and state banks

•	Savings banks and savings and loan association;

•	Securities brokers and dealers; and

•	Credit Unions.

The best source of a Medallion Signature Guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a Medallion Signature Guarantee. Notarization will not substitute for a Medallion Signature Guarantee when required.

Taxation of Withdrawals

For important information on the tax consequences of withdrawals, see Taxation of Full and Partial Withdrawals, and Penalty Taxes on Certain Early Withdrawals.

Tax Withholding on Withdrawals

If you do not provide Monumental with a written request not to have federal income taxes withheld when you request a full or partial withdrawal, federal tax law requires Monumental to withhold federal income taxes from the taxable portion of any withdrawal and send that amount to the federal government. Eligible Rollover Distributions from tax sheltered annuity policies are subject to mandatory withholding.

7.	ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options.

Starting the Income Phase

As Policy Owner, you exercise control over when the Income Phase begins by specifying an Annuity Commencement Date on the customer order form when you purchase the Policy. The Annuity Commencement Date is the date on which annuity payments begin. You may also change the Annuity Commencement Date at any time by giving us notice (in good order) with the information we need, as long as the Annuitant or Joint Annuitant is living. New Annuity Commencement Dates less than 30 days from the day Monumental receives notice of it require prior approval. This date may be any date at least thirty days after the Policy Date and may not be later than the last day of the Policy month starting after the Annuitant attains age 85, except as expressly allowed by Monumental. In no event will this date be later than the last day of the month following the month in which the Annuitant attains age 98.

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The Annuity Commencement Date for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Annuity Payment Options

The Policy provides four Annuity Payment Options that are described below. You may choose any combination of Annuity Payment Options. Monumental will use your Adjusted Policy Value to provide these annuity payments. The Adjusted Policy Value is the Policy Value increased or decreased by any applicable Excess Interest Adjustment. If the Adjusted Policy Value on the Annuity Commencement Date is less than $2,000, Monumental reserves the right to pay it in one lump sum in lieu of applying it under an Annuity Payment Option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (Monumental reserves the right to change the frequency if payments would be less than $50.)

If you choose to receive fixed payments then the amount of each payment will be set on the Annuity Commencement Date and will not change. You may, however, choose to receive variable payments under Annuity Payment Options 2-V and 4-V. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in your Policy. The dollar amount of additional variable payments will vary based on the investment performance of the Subaccount(s). The dollar amount of each variable payment after the first may increase, decrease, or remain constant. If the actual investment performance exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain equal. If actual investment performance exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance is lower than the assumed investment return, the amount of the variable annuity payments would decrease. These changes may only occur on an annual basis if you receive stabilized payments under the Initial Payment Guarantee.

A charge for Premium Taxes and an Excess Interest Adjustment may be made when annuity payments begin.

The Annuity Payment Options are explained below. Options 1 and 3 are fixed only. Options 2 and 4 can be fixed or variable.

•	Payment Option 1 — Income for a Specified Period. We will make level payments only for a fixed period you choose. No funds will remain at the end of the period.

•	Payment Option 2 — Life Income. You may choose between:

Fixed Payments

•	No Period Certain — We will make level payments only during the annuitant’s lifetime.

•	10 Years Certain — We will make level payments for the longer of the annuitant’s lifetime or ten years.

•

Guaranteed Return of Policy Proceeds — We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we make to you equals the amount applied to this Annuity Payment Option.

Variable Payments

•	No Period Certain — Payments will be made only during the lifetime of the annuitant.

•	10 Years Certain — Payments will be made for the longer of the annuitant’s lifetime or ten years.

Life with Emergency Cash® (fixed or variable) Payments will be made during the lifetime of the annuitant. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender charge schedule is in effect at the time you annuitize under this Annuity Payment Option. The Life with Emergency Cash® benefit will continue through age 100 of the annuitant.

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the annuitant and is generally equal to the surrender value without any surrender charges. For Qualified Policies the death benefit ceases at the date the annuitant reaches the IRS age limitation.

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The amount of the death benefit is calculated the same as the “Emergency Cash Benefit” under the rider. The Emergency Cash Benefit is determined by multiplying the current annuity payment that is supported by the “Surrender Factor” (a factor used to determine the amount that is available to surrender) that is included on the Emergency Cash Benefit Schedule in the rider, less any applicable surrender charges. The beneficiary may choose an Annuity Payment Option, or may choose to receive a lump sum.

•

Payment Option 3 — Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. The duration of the payments may not exceed the annuitant’s life expectancy. This will be a series of level payments followed by a smaller final payment.

•	Payment Option 4 — Joint and Survivor Annuity. You may choose between:

Fixed Payments

•	Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

Variable Payments

•	Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

Life with Emergency Cash® (fixed or variable)

Payments will be made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this Annuity Payment Option. The Life with Emergency Cash® benefit will continue through age 100 of the surviving joint annuitant.

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the surviving joint annuitant and is generally equal to the surrender value without any surrender charges. For Qualified Policies the death benefit ceases on the date the surviving joint annuitant reaches the IRS joint age limitation.

The amount of the death benefit is calculated the same as the “Emergency Cash Benefit” under the rider. The Emergency Cash Benefit is determined by multiplying the current annuity payment that is supported by the “Surrender Factor” (a factor used to determine the amount that is available to surrender) that is included on the Emergency Cash Benefit Schedule in the rider, less any applicable surrender charges. The beneficiary may choose an Annuity Payment Option, or may choose to receive a lump sum.

Other Annuity Payment Options may be arranged by agreement with Monumental. Some Annuity Payment Options may not be available in all states.

Note: If your Policy is a Qualified Policy, then payment options 1 and 3 may not satisfy minimum required distribution rules. Consult a tax advisor before electing either of these options.

NOTE CAREFULLY:

IF:

•	you choose Life Income with No Period Certain or a Joint and Survivor Annuity; and

•	the annuitant(s) dies before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

•	we may make only one (two, three, etc.) annuity payments.

IF:

•	you choose Income for a Specified Period, Life Income with 10 years Certain, Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and

•	the person receiving payments dies prior to the end of the guaranteed period;

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THEN:

•	the remaining guaranteed payments will be continued to that person’s beneficiary, or their present value may be paid in a single sum.

However, IF:

•	you choose Life with Emergency Cash®; and

•	the annuitant dies before age 101;

THEN:

•	the Life with Emergency Cash® death benefit will be paid.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee’s address of record. The person receiving payments is responsible for keeping Monumental informed of his/her current address.

You must annuitize your policy no later than the maximum annuity commencement date specified in your policy (earlier for certain distribution channels). If you do not elect an annuity payment option, the default option will generally be Option 2 Life with 10 Years Certain, and all optional benefits (including guaranteed minimum death benefits and living benefits) will terminate upon annuitization.

Calculating Annuity Payments

Fixed Annuity Payments. Each fixed Annuity Payment is guaranteed to be at least the amount shown in the Policy’s Annuity Tables corresponding to the Annuity Payment Option selected.

Variable Annuity Payments. To calculate variable Annuity Payments, Monumental determines the amount of the first variable Annuity Payment. The first variable Annuity Payment will equal the amount shown in the applicable Annuity Table in the Policy. This amount depends on the value of your Policy on the Annuity Commencement Date, the sex and age of the Annuitant (and Joint Annuitant where there is one), the Annuity Payment Option selected, and any applicable Premium Taxes.

Impact of Annuitant’s Age on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Because payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant’s Sex on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the sex of the Annuitant and Joint Annuitant will affect the amount of each payment. Because payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Annuity Payments. The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

A Few Things to Keep in Mind Regarding Annuity Payments

•

If an Annuity Payment Option is not selected, Monumental will assume that you chose the Life Income (with 10 years certain). Any amounts in a Subaccount immediately before the Income Phase begins will be applied under a variable Annuity Payment Option based on the performance of that Subaccount.

•

Money that you apply to an annuity payment option from a Guaranteed Period Option of the fixed account before the end of its guaranteed period (i.e., the number of years you specified the money would remain in the Guaranteed Period Option) may be subject to an excess interest adjustment.

•

Monumental reserves the right to change the frequency if payments would be less than $50. If on the Annuity Commencement Date, the Adjusted Policy Value is less than $2,000, Monumental reserves the right to pay it in one lump sum in lieu of applying it under an Annuity Payment Option.

•	From time to time, Monumental may require proof that the Annuitant, Joint Annuitant, or Policy Owner is living.

•	If someone has assigned ownership of a Policy to you, or if a non-natural person (e.g., a corporation) owns a Policy, you may not start the Income Phase of the Policy without Monumental’s consent.

•	At the time Monumental calculates your Annuity Payments, Monumental may offer more favorable rates than those guaranteed in the Annuity Tables found in the Policy.

•	Once Annuity Payments begin, you cannot select a different Annuity Payment Option. Nor can you cancel an Annuity Payment Option after Annuity Payments have begun.

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•	Once Annuity Payments begin, there is no longer a Policy Value. You cannot make any withdrawals unless you have selected the Life with Emergency Cash® annuity payment option.

•	If you have selected a variable Annuity Payment Option, then you may change the Subaccount funding the variable Annuity Payments by written request or by calling 1-800-525-6205.

Please Note: All requests must be submitted in good order to avoid a delay in processing your request.

•

You may select an Annuity Payment Option and allocate a portion of the value of your Policy to a fixed version of that Annuity Payment Option and a portion to a variable version of that Annuity Payment Option (assuming the Annuity Payment Option is available on both a fixed and variable basis). You may not select more than one Annuity Payment Option.

•

If you choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee’s address of record, no interest will accrue on amounts represented by uncashed Annuity Payment checks. It is the Payee’s responsibility to keep Monumental informed of the Payee’s most current address of record.

8.	DEATH BENEFIT

Monumental will pay a death benefit to your beneficiary, under certain circumstances, if the Annuitant dies before the Annuity Commencement Date and the Annuitant was also the Policy Owner. (If the Annuitant was not an owner, a death benefit may or may not be paid. See below.) The beneficiary may choose an Annuity Payment Option, or may choose to receive a lump sum.

We will determine the amount of and pay the death benefit proceeds, if any are payable on a policy, upon receipt at our Administrative and Service Office of satisfactory proof of the annuitant’s death, written directions from all eligible recipients of death benefit proceeds regarding how to pay the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). Please note: Such due proof of death must be submitted in good order to avoid a delay in processing the death benefit claim.

The death benefit proceeds remain invested in the Separate Account in accordance with the allocations made by the Policy Owner until the Beneficiary has provided us with due proof of death. Once the Company receives due proof of death, then investment in the Separate Account may be reallocated in accordance with the Beneficiary’s instructions.

The Company may permit the Beneficiary to give a “one-time” written instruction to reallocate the investments in the Separate Account to the money market fund after the death of the annuitant. If there is more than one Beneficiary, all Beneficiaries must agree to such reallocation instructions. This one-time reallocation will be permitted if the Beneficiary provides satisfactory evidence of the Annuitant’s death.

When We Pay a Death Benefit

Before the Annuity Commencement Date

We will pay a death benefit to your beneficiary IF:

•	you (owner) are both the Annuitant and an owner of the Policy; and

•	you die before the Annuity Commencement Date.

If the only beneficiary is your surviving spouse, then he or she may elect to continue the Policy as the new annuitant and owner, instead of receiving the death benefit.

We will also pay a death benefit to your beneficiary IF:

•	you (owner) are not the Annuitant; and

•	the Annuitant dies before the Annuity Commencement Date; and

•	you specifically requested that the death benefit be paid upon the Annuitant’s death.

Distribution requirements apply to the Policy Value upon the death of any Policy Owner. These requirements are detailed in the Statement of Additional Information.

After the Annuity Commencement Date

The death benefit payable, if any, on or after the Annuity Commencement Date depends on the Annuity Payment Option selected.

IF:

•	you (owner) are not the Annuitant; and

•	you die on or after the Annuity Commencement Date; and

•	the entire interest in the Policy has not been paid to you;

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THEN:

•	the remaining portion of such interest in the Policy will be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

When We Do Not Pay A Death Benefit

No death benefit is paid in the following cases:

IF:

•	you (owner) are not the Annuitant; and

•	the Annuitant dies before to the Annuity Commencement Date; and

•	you did not specifically request that the death benefit be paid upon the Annuitant’s death;

THEN:

•	you will become the new Annuitant and the Policy will continue.

IF:

•	you (owner) are not the Annuitant; and

•	you die prior to the Annuity Commencement Date;

THEN:

•

the new owner (unless it is your spouse) must generally surrender the Policy within five years of your death for the Policy Value increased or decreased by an Excess Interest Adjustment (if applicable).

Note carefully. If the Policy Owner does not name an Owner’s designated beneficiary, the Policy Owner’s estate will become the new owner. If no probate estate is opened (because, for example, the Policy Owner has precluded the opening of a probate estate by means of a trust or other instrument), and Monumental has not received written notice (in good order) of the trust as a successor owner signed prior to the Policy Owner’s death, then that trust may not exercise ownership rights to the Policy. It may be necessary to open a probate estate in order to exercise ownership rights to the Policy if no Owner’s designated beneficiary is named in the written notice received by Monumental.

Amount of Death Benefit

Death benefit provisions may differ from state to state. The death benefit may be paid as lump sum or as annuity payments. The “base policy” death benefit will be the greatest of:

•	Policy Value on the date we receive the required information in good order at our Administrative and Service Office; or

•

Cash Value on the date we receive the required information in good order at our Administrative and Service Office (this will be more than the Policy Value if there is a positive Excess Interest Adjustment); or

•	Guaranteed Minimum Death Benefit, if any (discussed below).

Please Note, the death benefit terminates upon annuitization and there is a maximum annuity commencement date.

Guaranteed Minimum Death Benefit Options

On the Policy application, you generally may choose one of the three Guaranteed Minimum Death Benefit options listed below for an additional fee. After the Policy is issued, you cannot make an election and the death benefit cannot be changed.

A.	Return of Premium Death Benefit

The Return of Premium Death Benefit is:

•	the total Premium Payments;

•	less any Adjusted Partial Withdrawals (discussed below) as of the date of death.

The Return of Premium Death Benefit will be in effect if you do not choose one of the other death benefit options on the policy application. The charges are lower for this option.

B.	6 Year Step-Up To Age 81 Death Benefit

The 6 Year Step-Up Death Benefit is:

•	the higher of the initial premium or the Adjusted Policy Value on the 6th, 12th, 18th, etc., Policy Anniversary prior to the earlier of the Annuitant’s date of death or the Annuitant’s 81st birthday;

•	plus premiums paid;

•	less partial withdrawals made after the date of the 6th (12th, 18th, etc.) anniversary with the largest Policy Value.

This death benefit option available if the Policy Owner or Annuitant is age 0 to 75 on the Policy Date. There is an extra charge for this death benefit option of 0.05% annually for a total mortality and expense risk fee of 1.35%.

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C.	Double Enhanced Death Benefit

The Double Enhanced Death Benefit is the greater of (1) or (2) where:

(1)	is a 5% annually compounding death benefit, equal to the cumulative Premium Payments, minus Adjusted Partial Withdrawals, plus interest accumulated at 5% per annum from the payment or withdrawal date to the earlier of the Annuitant’s date of death or the Annuitant’s 81st birthday; and

(2)	is a Step-Up Death Benefit, equal to the largest Policy Value on the Policy Date or on any Policy Anniversary prior to the earlier of the Annuitant’s date of death or the Annuitant’s 81st birthday, plus any Premium Payments since the date of the Policy Anniversary with the largest Policy Value, minus any Adjusted Partial Withdrawals since the date of the Policy Anniversary with the largest Policy Value.

The Double Enhanced Death Benefit is available if the Policy Owner or Annuitant is 0 to 79 on the Policy Date. There is an extra charge for this death benefit option of 0.15% annually for a total mortality and expense risk fee of 1.45%.

Adjusted Partial Withdrawal

When you request a partial withdrawal, your Guaranteed Minimum Death Benefit will be reduced by an amount called the Adjusted Partial Withdrawal. Under certain circumstances, the adjusted partial withdrawal may be more than the amount of your withdrawal request. It is also possible that if a death benefit is paid after you have made a partial withdrawal, then the total amount paid could be less than the total Premium Payments. Please see Appendix D for a detailed explanation of this adjustment. If you have a Qualified Policy, minimum required distribution rules may require you to request a partial withdrawal.

9.	TAXES

INTRODUCTION

The following discussion of annuity taxation is general in nature and is based on Monumental’s understanding of the treatment of annuity policies under current federal income tax law, particularly Section 72 of the Internal Revenue Code and various Treasury Regulations and Internal Revenue Service interpretations dealing with Section 72. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the Policy. It is not tax advice. You may want to consult with a qualified tax advisor about your particular situation to ensure that your purchase of a Policy results in the tax treatment you desire. Additional discussion of tax matters is included in the Statement of Additional Information.

Taxation Of Annuities In General

Tax Deferral

Special rules in the Internal Revenue Code for annuity taxation exist today. In general, those rules provide that you are not currently taxed on increases in value under a Policy until you take some form of withdrawal or distribution from it. However, it is important to note that, under certain circumstances, you might not get the advantage of tax deferral, meaning that the increase in value would be subject to current federal income tax. (See Annuity Policies Owned By Non-Natural Persons And Diversification Standards.)

A Closer Look At Tax Deferral

Tax deferral means no current tax on earnings in your Policy. The amount you would have paid in income taxes can be left in the Policy and earn money for you.

One tradeoff of tax deferral is that there are certain restrictions on your ability to access your money, including penalty taxes for early withdrawals. This is one reason why a variable annuity is intended as a long-term investment.

Another tradeoff is that, when funds are withdrawn, they are taxed at ordinary income rates instead of capital gains rates, which apply to certain other sorts of investments.

Taxation of Full and Partial Withdrawals

If you make a full or partial withdrawal (including a Systematic Payout Option) from a Non-Qualified Policy during the Accumulation Phase, you as Policy Owner will be taxed at ordinary income rates on earnings you withdraw at that time. For purposes of this rule, withdrawals are taken first from earnings on the Policy and then from the money you invested in the Policy. This “investment in the Policy” can generally be described as the cost of the Policy, and it generally includes all Premium Payments minus any

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amounts you have already received under the Policy that represented the return of invested money. Also for purposes of this rule, a pledge or assignment of a Policy is treated as a partial withdrawal from a Policy. (If you are contemplating using your Policy as collateral for a loan, you may be asked to pledge or assign it.)

Taxation of Annuity Payments

When you take Annuity Payments in the Income Phase of a Non-Qualified Policy, for tax purposes each payment is deemed to return to you a portion of your investment in the Policy. Since with a Non-Qualified Policy you have already paid taxes on those amounts (the Policy was funded with after-tax dollars), you will not be taxed again on your investment – only on your earnings.

For fixed Annuity Payments from a Non-Qualified Policy, in general, Monumental calculates the taxable portion of each payment using a formula known as the “exclusion ratio.” This formula establishes the ratio that the investment in the Policy bears to the total expected amount of Annuity Payments for the term of the Policy. Monumental then applies that ratio to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxable at ordinary income tax rates.

For variable Annuity Payments from a Non-Qualified Policy, in general, Monumental calculates the taxable portion of each payment using a formula that establishes a specific dollar amount of each payment that is not taxed. To find the dollar amount, Monumental divides the investment in the Policy by the total number of expected periodic payments. The remaining portion of each payment is taxable at ordinary income tax rates.

Once your investment in the Policy has been returned, the balance of the Annuity Payments represents earnings only and therefore is fully taxable.

Partial Annuitization

Under a new tax provision enacted in 2010, if part of an annuity policy’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the policy is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the policy to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of Withdrawals and Distributions From Qualified Policies

Generally, the entire amount distributed from a Qualified Policy is taxable to the Policy Owner. In the case of Qualified Policies with after-tax contributions, you may exclude the portion of each withdrawal or Annuity Payment constituting a return of after-tax contributions. Once all of your after-tax contributions have been returned to you on a non-taxable basis, subsequent withdrawals or annuity payments are fully taxable as ordinary income. Because Monumental has no knowledge of the amount of after-tax contributions you have made, you will need to make this computation in the preparation of your federal income tax return.

If you are attempting to satisfy minimum required distribution rules through partial withdrawals, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax adviser.

Tax Withholding

Federal tax law requires that Monumental withhold federal income taxes on all distributions unless the recipient elects not to have any amounts withheld and properly notifies Monumental of that election. In certain situations, Monumental will withhold taxes on distributions to non-resident aliens at a flat 30% rate unless an exemption from withholding applies under an applicable tax treaty and the Company has received the appropriate Form W-8 certifying the U.S. taxpayer identification number.

“Eligible rollover distributions” from section 403(b) Policies are subject to a mandatory federal income tax withholding of 20%. For this purpose, an eligible rollover distribution is any distribution to an employee (or employee’ spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (1) the employee chooses a “direct rollover” from the Policy to a tax-qualified plan, IRA or tax sheltered annuity or to a government 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

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Penalty Taxes on Certain Early Withdrawals

The Internal Revenue Code provides for a penalty tax in connection with certain withdrawals or distributions from Non-Qualified Policies. The penalty amount is 10% of the amount includible in income that is received under the deferred annuity. However, there are exceptions to the penalty tax. For instance, it does not apply to withdrawals: (i) made after the taxpayer reaches age 59 1/2; (ii) made on or after the death of the Policy Owner or, where the Policy Owner is not an individual, on or after the death of the primary Annuitant (who is defined as the individual the events in whose life are of primary importance in affecting the timing and payment under the Policies); (iii) attributable to the disability of the taxpayer which occurred after the purchase of the Policy (as defined in the Internal Revenue Code); (iv) that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer, or joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (v) under an immediate annuity policy (as defined in the Internal Revenue Code); (vi) that can be traced to an investment in the Policy prior to August 14, 1982; or (viii) under a Policy that an employer purchases on termination of certain types of qualified plans and that the employer holds until the employee’s severance from employment.

If the penalty tax does not apply to a withdrawal as a result of the application of item (iv) above, and the series of payments is subsequently modified (for some reason other than death or disability), the tax for the year in which the modification occurs will be increased by an amount (as determined under Treasury Regulations) equal to the penalty tax that would have been imposed but for item (iv) above, plus interest for the deferral period. The foregoing rule applies if the modification takes place (a) before the close of the period that is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.

For Qualified Policies, other tax penalties may apply to certain distributions as well as to certain contributions and other transactions.

Additional exceptions to the penalty tax may not apply to distributions from Qualified Policies issued under Section 408(b) or 408A of the Internal Revenue Code that you use to pay qualified higher education expenses, the acquisition costs (up to $10,000) involved in the purchase of a principal residence by a first-time homebuyer, a distribution made on account of an Internal Revenue Service levy. Other exceptions may be available under Qualified Policies.

It is unclear whether stabilized annuity payments under the Initial Payment Guarantee should be treated as fixed annuity payments or variable annuity payments for federal income tax purposes. You should consult a tax advisor on this issue.

Separate Account Charges

It is possible that the Internal Revenue Service may take a position that fees for certain optional benefits (e.g. death benefits other than the Return of Premium Death Benefit) are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees associated with the ADB and ADD-II as a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs before age 59 1/2. Although we do not believe that the fees associated with the ADB and ADD-II or any other optional benefit provided under the policy should be treated as taxable surrenders you should consult your tax adviser before selecting any optional benefit under the Policy.

Annuity Policies Owned By Non-Natural Persons

Where a non-natural person (for example, a corporation) holds a Policy, that Policy is generally not treated as an annuity policy for federal income tax purposes, and the income on that Policy (generally the increase in the net Policy Value less the payments) is considered taxable income each year. This rule does not apply where the non-natural person is only a nominal owner such as a trust or other entity acting as an advisor for a natural person. The rule also does not apply where the estate of a decedent acquires a Policy, where an employer purchases a Policy on behalf of an employee upon termination of a qualified plan, or to an immediate annuity (as defined in the Internal Revenue Code).

Multiple-Policies Rule

All non-qualified annuity policies issued by the same company (or affiliate) to the same Policy Owner during any calendar year are to be aggregated and

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treated as one policy for purposes of determining the amount includible in the taxpayer’s gross income. Thus, any amount received under any Policy prior to the Policy’s Annuity Commencement Date, such as a partial withdrawal, will be taxable (and possibly subject to the 10% federal penalty tax) to the extent of the combined income in all such policies. The Treasury Department has specific authority to issue regulations that prevent the avoidance of the multiple-policies rules through the serial purchase of annuity policies or otherwise. In addition, there may be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more Policies purchased by the same Policy Owner. Accordingly, a Policy Owner should consult a tax adviser before purchasing more than one Policy or other annuity policies. (The aggregation rules do not apply to immediate annuities (as defined in the Internal Revenue Code).)

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Policy because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Policy, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers of Annuity Policies

Any transfer of a Non-Qualified Policy during the Accumulation Phase for less than full and adequate consideration will generally trigger income tax (and possibly the 10% federal penalty tax) on the gain in the Policy to the Policy Owner at the time of such transfer. The transferee’s investment in the Policy will be increased by any amount included in the Policy Owner’s income. This provision, however, does not apply to transfers between spouses or former spouses incident to a divorce that are governed by Internal Revenue Code Section 1041(a).

Assignments of Annuity Policies

A transfer of ownership in a Policy, a collateral assignment, the selection of certain annuity dates, the exchange of a policy, or the designation of an Annuitant or other beneficiary who is not also the Policy Owner may result in tax consequences to the Policy Owner, Annuitant, or beneficiary that this prospectus does not discuss. A Policy Owner considering such a transfer or assignment of a Policy should contact a tax adviser about the potential tax effects of such a transaction. Qualified Policies may not be assigned, except as permitted by federal income tax law.

Medicare Tax

Beginning in 2013, distributions from nonqualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Diversification Standards

To comply with certain regulations under Internal Revenue Code Section 817(h), after a start-up period, each Subaccount of the Separate Account will be required to diversify its investments in accordance with certain diversification standards. A “look-through” rule applies that suggests that each Subaccount of the Separate Account will be tested for compliance with the diversification standards by looking through to the assets of the Portfolios in which each Subaccount invests.

In connection with the issuance of temporary diversification regulations in 1986, the Treasury Department announced that such regulations did not provide guidance on the extent to which Policy Owners may direct their investments to particular subaccounts of a separate account. It is possible that regulations or revenue rulings may be issued in this area at some time in the future. It is not clear, at this time, what these regulations or rulings would provide. It is possible that when the regulations or rulings are issued, the Policy may need to be modified in order to remain in compliance. For these reasons, Monumental reserves the right to modify the Policy, as necessary, to maintain the tax-deferred status of the Policy.

We intend to comply with the diversification regulations to assure that the Policy continues to be treated as an annuity policy for federal income tax purposes.

Federal Defense of Marriage Act

The right of a spouse to continue the Policy, and all Policy provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The Federal Defense of Marriage Act currently does not recognize same-sex

35

marriages or civil unions, even those that are permitted under individual state laws. Therefore, the spousal continuation provisions of this Policy will not be available to such partners or same-sex marriage spouses. Please consult a tax advisor for more information on this subject.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Policy in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010

For 2012, the federal estate tax, gift tax and generation-skipping transfer (“GST”) tax exemptions and maximum rates are $5,120,000 and 35%, respectively. After 2012, in the absence of legislative action, the federal estate tax, gift tax and GST tax exemptions and rates will return to their 2001 levels (with inflation adjustments for the GST tax exemption but not for the estate or gift tax exemptions). This would result in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make the current exemptions and rates permanent, it may do nothing and allow the 2001 levels to go into effect, or it may change the applicable exemptions and/or tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Annuity Purchases By Residents Of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of the United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the Purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity policy purchase.

Qualified Policies

Qualified Policies contain special provisions and are subject to limitations on contributions and the timing of when distributions can and must be made. Tax penalties may apply to contributions greater than specified limits, loans, reassignments, distributions that do not meet specified requirements, or in other circumstances. Anyone desiring to purchase a Qualified Policy should consult a personal tax adviser. Currently, Qualified Policies are available as traditional IRA Policies, Roth IRA Policies, and 403(b) Policies.

403(b) Policies

Monumental has offered Policies in connection with retirement plans adopted by public school systems and certain tax-exempt organizations for their employees under Section 403(b) of the Internal Revenue Code. Pursuant to new tax regulations, starting January 1, 2009 the policy is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) policies. More detailed information on 403(b) Policies may be found in the Statement of Additional Information.

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Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988, (2) earnings on those contributions, and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

For policies issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Policy, and transactions under the Policy and any other 403(b) Policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Foreign Tax Credits

We may benefit from any foreign tax credits attributed to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under Federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation, or otherwise. You should consult a tax advisor with respect to legal or regulatory developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity policy owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

Separate Account Charges

It is possible that the Internal Revenue Service may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees associated with certain optional benefits as a taxable surrender, which might also be subject to a tax penalty if the surrender occurs prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable surrenders, the tax rules associated with these benefits are unclear, and we advise that you consult your tax advisor prior to selecting any optional benefit under the policy.

10.	ADDITIONAL FEATURES

Systematic Payout Option

You may elect to have a specified dollar amount provided to you from the portion of your Policy Value allocated to the Portfolios on a monthly, quarterly, semi-annual, or annual basis. The minimum amount for each Systematic Payout is $50. If payments are from the fixed account, then they cannot exceed the free amount divided by the number of payments per year. Monthly and quarterly payments may be required to be taken by electronic funds transfer directly to your checking or savings account. There is no charge for this benefit.

You may elect this option by completing a Systematic Payout Option Request Form.

Monumental must receive your Form (in good order) at least 30 days before the date you want Systematic Payouts to begin. Monumental will process each Systematic Payout on the date and at the frequency you specified in your Systematic Payout Option Application Form. The start date for Systematic Payouts must be between the first and the twenty-eighth day of the month. You may discontinue the Systematic Payout Option at any time by notifying us in writing at least 30 days prior to your next scheduled withdrawal date.

We reserve the right to discontinue offering this option upon 30 days’ notice, and we also reserve the right to charge a fee for the option.

Additional Death Benefit

The optional Additional Death Benefit (“ADB”) rider pays an additional amount (based on earnings since

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the rider was issued) when a death benefit is payable under your Policy, in certain circumstances. The ADB is only available for issue ages through age 80.

ADB Amount. The ADB is payable only if you elected the rider before the death triggering the payment of the Policy death benefit and a death benefit is payable under the policy. The ADB is equal to:

•	the ADB factor (see below); multiplied by

•	the rider earnings on the date the death benefit is calculated.

Rider earnings equal:

•	the Policy Value on the date the death benefit is determined; minus

•	Policy Value on the rider date; minus

•	Premium Payments after the rider date; plus

•	surrenders after the rider date that exceed the rider earnings on the date of the surrender.

No benefit is payable under the ADB if there are no rider earnings on the date the death benefit is calculated.

If you purchase your Policy as part of a 1035 exchange or add the ADB after you purchase the Policy, rider earnings do not include any gains before the 1035 exchange or the date the ADB is added to your Policy.

The ADB factor is currently 40% for issue ages under 71 and 25% for issue ages 71-80.

No benefit is paid under the rider unless (a) the rider is in force, (b) a death benefit is payable on the Policy, and (c) there are rider earnings when the death benefit is calculated.

For purposes of computing taxable gains, both the death benefit payable under the Policy and the ADB will be considered.

Please see Appendix D for an example which illustrates the ADB payable as well as the effect of a partial surrender on the ADB.

Spousal Continuation. If a spouse, as the new owner of the Policy, elects to continue the Policy instead of receiving a death benefit and ADB, the spouse will receive a one-time Policy Value increase equal to the ADB. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long as he or she is under the age of 80.

Rider Fee. A rider fee, 0.25% of the Policy Value, is deducted annually on each rider anniversary preceding annuitization. We will also deduct this fee upon full surrender of the Policy or other termination of the rider. The rider fee is deducted pro rata from each investment choice. The fee is deducted even during periods when the ADB would not pay any benefits (because there are no rider earnings).

Termination. The rider will remain in effect until:

•	you cancel it by notifying our Administrative and Service Office in writing,

•	the Policy is annuitized or surrendered, or

•	the ADB is paid or added to the Policy Value under a spousal continuation.

Once terminated, the ADB rider may be re-elected; however, a new rider will be issued and the additional death benefit will be re-determined. Please note that if the rider is terminated and then re-elected, it will only cover gains, if any, since it was re-elected and the terms of the new rider may be different than the terminated rider.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans and of IRAs. Consult a tax adviser before electing this rider for any qualified plan or IRA.

Please note: This feature terminates upon annuitization and there is a maximum annuity commencement date.

The Additional Death Benefit may vary for certain policies and may not be available for all policies. This disclosure explains the material features of the Additional Death Benefit. The application and operation of the Additional Death Benefit are governed by the terms and conditions of the rider itself.

Additional Death Distribution – II

The optional Additional Death Distribution – II (“ADD-II”) rider pays an additional death benefit amount when a death benefit is payable under your Policy, in certain circumstances. The ADD-II is available only for issue ages through age 75.

ADD-II Amount. An additional death benefit is payable only if a death benefit is paid on the base Policy to which the rider is attached. The amount of the additional benefit depends on the amount of time that has passed since the rider date as follows:

•	If a death benefit is payable within the first five

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years after the rider date, then the additional benefit amount will be equal to the sum of all rider fees paid since the rider date.

•

If a death benefit is payable after five years following the rider date, this means , in essence, that there is no rider benefit for the first 5 years after the rider date. Then the additional benefit will be equal to the rider benefit base multiplied by the rider benefit percentage.

The rider benefit base at any time is equal to the Policy Value less any premiums added after the rider date.

The rider benefit percentage may vary but will currently be equal to 30% for issue ages 0 – 70 and 20% for issue ages 71 – 75.

No benefit is payable under the ADD-II if the Policy Value on the date of death is less than the Premium Payments after the rider date.

For purposes of computing taxable gains, both the death benefit payable under the Policy and the additional benefit will be considered.

Please see Appendix E for an example which illustrates the additional death benefit payable as well as the effect of a partial surrender on the additional benefit.

Spousal Continuation. If a spouse, as the new owner of the Policy, elects to continue the Policy instead of receiving the death benefit and ADD-II, the spouse will receive a one-time Policy Value increase equal to the ADD-II, and at this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long he or she is under the age of 76.

Rider Fee. A rider fee, currently 0.55% of the Policy Value, is deducted annually on each rider anniversary preceding to annuitization. We will also deduct this fee upon surrender of the Policy or other termination of the rider. The rider fee is deducted pro rata from each investment choice. The fee is deducted even during periods when the rider would not pay any benefits.

Termination. The rider will remain in effect until:

•	you cancel it by notifying our Administrative and Service Center in writing,

•	the Policy is annuitized or surrendered, or

•	the additional death benefit is paid or added to the Policy Value under a spousal continuation.

Once terminated, the ADD-II rider may not be re-elected for one year.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans. Consult a tax adviser before electing this rider.

Please note: This feature terminates upon annuitization and there is a maximum annuity commencement date.

The Additional Death Distribution – II may vary for certain policies and may not be available for all policies. This disclosure explains the material features of the Additional Death Benefit – II. The application and operation of the Additional Death Benefit – II governed by the terms and conditions of the rider itself.

Initial Payment Guarantee

You may only elect to purchase the Initial Payment Guarantee at the time you annuitize your Policy. You cannot terminate this payment guarantee (or eliminate the charge for it) after you have elected it. The guarantee only applies to variable annuity payments. There is an additional charge for this guarantee.

The Initial Payment Guarantee does not establish or guarantee the performance of any subaccount.

With the Initial Payment Guarantee, you receive stabilized annuity payments that are guaranteed to never be less than a percentage of the initial payment. The guaranteed percentage is subject to change from time to time; however once you annuitize and elect the rider, the guaranteed percentage will not change during the life of the Initial Payment Guarantee. Contact us for the current guaranteed percentage.

The payment amount is adjusted once each year (on the anniversary of your Annuity Commencement Date) to reflect the investment performance of your selected investment choices over the preceding year (but your payment will not be less than the guaranteed minimum).

Fee. There is a charge for the Initial Payment Guarantee, which is in addition to the base product mortality and expense risk fee charge. This fee is reflected in the amount of the annuity payments that you receive if you select the payment guarantee. It is deducted in the same manner as the Separate Account charge and it is reflected in the calculation of the annuity unit values.

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The Initial Payment Guarantee fee is currently equal to an annual rate of 1.25% of the daily net asset value in the Subaccounts. We can change the fee, and you pay whatever the fee is when you annuitize.

Other Terms and Conditions. The Initial Payment Guarantee uses a 5.0% assumed investment rate (“AIR”) to calculate your annuity payments. This means that the dollar amount of the annuity payments will remain level if the investment return (net of fees and expenses) exactly equals 5.0%. The payments will increase if such actual net investment performance (net of fees and expenses) exceeds the AIR, and decrease if actual performance is below the AIR (but not below the guaranteed level).

Termination. The Initial Payment Guarantee is irrevocable.

The Initial Payment Guarantee may vary by state and may not be available in all states.

Nursing Care and Terminal Condition

No Excess Interest Adjustment will apply if you or your spouse has been:

•	confined in a hospital or nursing facility for 30 days in a row after the policy issue date; or

•	diagnosed with a terminal condition after the policy issue date (usually a life expectancy of 12 months or less).

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person. You may exercise this benefit at any time (during the Accumulation Phase) and there is no charge for this benefit.

There is no restriction on the maximum amount you may surrender under this benefit.

This benefit may not be available in all states. See the Policy or endorsement for details and conditions.

Unemployment Waiver

No Excess Interest Adjustment will apply to withdrawals if you or your spouse is unemployed. In order to qualify, you (or your spouse, whichever is applicable):

•	must have been employed full time for at least two years prior to becoming unemployed; and

•	must have been employed full time on the Policy Date; and

•	must have been unemployed for at least 60 days in a row at the time of the withdrawal; and

•	must have a minimum Cash Value at the time of withdrawal of $5,000

You must provide written proof from your State’s Department of Labor, which verifies that you qualify for and are receiving unemployment benefits at the time of withdrawal.

You may exercise this benefit at any time (during the Accumulation Phase) and there is no charge for this benefit.

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person. This benefit may not be available in all states.

There is no restriction on the maximum amount you may surrender under this benefit.

This benefit may not be available in all states. See the Policy or endorsement for details and conditions.

Telephone Transactions

You may establish the telephone transfer privilege on your Policy by completing the appropriate section of the Policy acknowledgment form you will receive with your Policy or by completing a separate telephone authorization form at a later date. You may also authorize a third party to initiate transactions by telephone by completing a third party authorization form or the appropriate section of the Policy acknowledgment form.

Monumental will take reasonable steps to confirm that instructions communicated by telephone are genuine. Before we act on any request, we will ask the caller for his or her Policy number and Social Security Number. In addition, we will take reasonable steps to confirm that instructions communicated by telephone from a third party are genuine. The third party caller will be asked for his or her name, company affiliation (if appropriate), the policy number to which he or she is referring, and the

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Social Security number of the Policy Owner. This information will be verified with the Policy Owner’s records before processing a transaction, and all transactions performed will be verified with the Policy Owner through a written confirmation statement. We will record all calls. Neither the Company nor the Funds shall be liable for any loss, cost, or expense for acting on telephone instructions that are believed to be genuine in accordance with these procedures.

Telephone requests must be received while the New York Stock Exchange is open for regular business to get same-day pricing of the transaction. We may discontinue this option at any time.

We may deny the telephone transaction privileges to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available. For example, our offices may be closed during severe circumstances or other emergencies. There may be interruptions in service beyond our control, and if the volume of calls is unusually high, we might not have anyone available, or telephone lines available, to take your call. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability in all circumstances.

Asset Rebalancing

During the Accumulation Phase, you may instruct us to make automatic transfers of amounts among the Subaccounts in order to maintain a desired allocation of Policy Value among those Subaccounts. We will “rebalance” monthly, quarterly, semi-annually, or annually, beginning on the date you select. You must select the percentage of the Policy Value you desire in each of the various Subaccounts offered (totaling 100%).

Rebalancing can be started, stopped, or changed at any time, except that rebalancing will not be available when Dollar Cost Averaging is in effect or when any other transfer is requested. If a transfer is requested, then we will honor the requested transfer and discontinue Asset Rebalancing. New instructions are required to restart Asset Rebalancing.

There is no charge for this benefit.

Dollar Cost Averaging Program

During the Accumulation Phase, you may instruct us to automatically make transfers into one or more variable Subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss.

A minimum of $500 per transfer is required. A minimum of $3,000 is required to start a 6-month program and $6,000 is required to start a 12-month program. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly.

You can elect to transfer from the Dollar Cost Averaging Fixed Account Option or the Federated Prime Money Fund II Subaccount.

A Dollar Cost Averaging program will begin once we have received, in good order, all necessary information and the minimum required amount. A Dollar Cost Averaging program will begin on the 28th day of the applicable month. If we receive additional Premium Payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.

NOTE CAREFULLY:

IF:

•	we do not receive all necessary information to begin an initial Dollar Cost Averaging program within 30 days of allocating the minimum required amount to a Dollar Cost Averaging program; or

•	we do not receive the minimum required amount to begin an initial Dollar Cost Averaging program within 30 days of allocating an insufficient amount;

THEN:

•	any amount in a fixed source will be transferred to the money market Subaccount; and

•	any amount in a variable source will remain in that variable Subaccount; and

•	new instructions will be required to begin a Dollar Cost Averaging program.

IF:

•	we receive additional premium payments after a Dollar Cost Averaging program is completed and the additional premium meets the minimum requirements to start a Dollar Cost Averaging program;

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THEN:

•	we will, absent new instructions to the contrary, start a new Dollar Cost Averaging program using the previous instructions.

IF:

•	we receive additional premium payments after a Dollar Cost Averaging program is completed, and the additional premium does not meet the minimum requirements to start a Dollar Cost Averaging program;

THEN:

•	we will, absent new instructions to the contrary, allocate the additional premium as identified in the previous Dollar Cost Averaging program.

IF:

•	you discontinue a Dollar Cost Averaging program before its completion;

THEN:

•	we will, absent new instructions to the contrary, transfer any remaining balance directly into the subaccounts in the Dollar Cost Averaging instructions.

You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions.

There is no charge for this benefit.

The Dollar Cost Averaging program may vary for certain policies and may not be available for all policies. See your policy for availability of the fixed account options.

Architect Guaranteed Lifetime Withdrawal Benefit

The Architect Guaranteed Lifetime Withdrawal Benefit is no longer available for new sales, but if you have previously elected this rider, you can still upgrade. See Appendix G for additional information.

Guaranteed Minimum Income Benefit

The Guaranteed Minimum Income Benefit (“GMIB”) is no longer available for new sales, but Policy Owners who elected the GMIB before May 1, 2003, can still upgrade. If you upgrade, the annual effective interest rate is currently 5% per year. See Appendix H for additional information.

Additional Death Benefit – Extra

The Additional Death Benefit – Extra rider is no longer available for new sales. See Appendix I for additional information.

11.	OTHER INFORMATION

Monumental Life Insurance Company

Monumental Life Insurance Company is an Iowa stock life insurance company incorporated on March 5, 1858. It is engaged in the sale of life and health insurance and annuity policies. Monumental is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Monumental is licensed in all states except New York, the District of Columbia, Guam and Puerto Rico.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.

Financial Condition of the Company

We pay benefits under your Policy from our general account assets and/or from your Policy Value held in the Separate Account. It is important that you understand that payments of the benefits depend upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your Policy Value that is allocated to the Subaccounts of the Separate Account. Your Policy Value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. You also may be permitted to make allocations to Guaranteed Period

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Options of the fixed account, which are supported by the assets in our general account. Any guarantees under a policy that exceed policy value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of Policy Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective Policy Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division – as well as the financial statements of the separate account – are located in the Statement of Additional Information (SAI). For a copy of the SAI, simply call or write us at the phone number or address of our Administrative and Service Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. Our financial strength ratings can be found on our website.

Separate Account VA CC

The Separate Account was established by Monumental on February 1, 1992, and operates under Iowa law. The Separate Account is a unit investment trust registered with the SEC under the 1940 Act. Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account.

Monumental owns the assets of the Separate Account, and the obligations under the Policy are obligations of Monumental. These assets are held separately from the other assets of Monumental and are not chargeable with liabilities incurred in any other business operation of Monumental (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Monumental will always keep assets in the Separate Account with a value at least equal to the total Policy Value under the Policies. Income, gains, and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains, or losses of Monumental. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of Monumental’s general account assets or any other separate account Monumental maintains.

The Separate Account has various Subaccounts dedicated to the Policy, each of which invests solely in a corresponding Portfolio of the underlying funds. Additional Subaccounts may be established at Monumental’s discretion. The Separate Account meets the definition of a “separate account” under Section 2(a)(37) of the 1940 Act.

Policy Owner

The Policy Owner is the person or persons designated as the Policy Owner in the customer order form to participate in the Policy and who exercises all rights under the Policy. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Owner.

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Annuitant

The person during whose life any annuity payments involving life contingencies will continue.

Payee

The Payee is the Policy Owner, Annuitant, beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the Policies. We pay commissions to TCI which are passed through to selling firms. We also pay TCI an “override” that is percentage of total commissions paid on sales of our Contracts which is not passed through to the selling firms and may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies.

Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of representatives of Transamerica Financial Advisors, Inc. (“TFA”), an affiliated broker-dealer firm, “wholesale” the Policies, that is, provide sales support and training to sales representatives at the selling firms. To the extent permitted by (“FINRA”) rules of the Financial Industry Regulatory Authority, we and/or TFA or another affiliates may provide promotional incentives in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms or organizations in connection with the sale of the Policies. We and/or our affiliates may share the costs of client appreciation events, reimburse selling firms for, among other things, the costs of exhibit booths and other items related to sponsoring marketing conferences and events, and/or provide other marketing support. To the extent permitted by FINRA rules, we and/or our affiliates may provide selling representatives with occasional de minimus gifts, meals, tickets or other non-cash compensation in connection with the sale the of Policies. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but the maximum commission is 1.25% of premiums plus an annual continuing fee of 1.0% based on policy values.

The sales representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Special Compensation Paid to Affiliated Firms.

Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. Certain costs of TFA are underwritten by our affiliates. Wholesaling representatives and their managers at TFA who meet certain productivity standards that include sales of the Policies may receive additional cash bonuses and non-cash compensation from us or our affiliates.

Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup our sales expenses and incentives we pay through fees and charges deducted under the Policy and other corporate revenue.

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Right to Cancel Period

You may return your Policy for a refund, but only if you return it within a prescribed period, which is usually 20 to 30 days after you receive the Policy, or whatever longer period may be required by state law. The amount of the refund will generally be Premiums paid, plus or minus accumulated gains or losses in the Separate Account. You bear the risk of any decline in Policy Value during the Right to Cancel Period. However, if state law requires, then we will refund your original Premium Payment(s). We will pay the refund within seven days after we receive, in good order and within the applicable period at our Administrative and Service Office, written notice of cancellation and the returned Policy. The Policy will then be deemed void.

Assignment

The Owner has the right to assign ownership to a person or party other than himself. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis.

Sending Forms and Transaction Requests in Good Order

We cannot process your requests for transactions relating to the Policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and supporting legal documentation generally includes, to the extent applicable to the transaction: your completed application; the Policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the signatures of all Policy Owners (exactly as registered on the Policy), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether particular transaction request is in good order, and we reserve the right to change or waive any good order requirement at any time.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative and Service Office specified in the Glossary of Terms. However, in certain cases where applications or transaction requests are transmitted electronically through or by a broker/dealer, “receipt” can mean the point in time when the application or transaction request is electronically transmitted by the broker/dealer (or other financial intermediary), provided that we actually receive the application or transaction request promptly and in good order. We reserve the right to reject electronic transactions that do not meet our requirements.

Reinstatements

Monumental occasionally receives requests to reinstate a Policy whose funds had been transferred to another company via an exchange under Internal Revenue Code Section 1035 or a trustee-to-trustee transfer under the Internal Revenue Code. In certain of these situations, Monumental will allow a reinstatement and require the Policy Owner to replace the same total amount of money in the applicable Subaccounts as was taken from them to affect the transfer. The total dollar amount of funds reapplied to the Separate Account will be used to purchase a number of Accumulation Units available for each Subaccount based on the Accumulation Unit Values at the date of Reinstatement (within two days of the date the funds were received by Monumental ). It should be noted that the number of Accumulation Units available on the Reinstatement date may be more or less than the number surrendered for the transfer. Policy Owners should consult a qualified tax adviser concerning the tax consequences of any Internal Revenue Code Section 1035 exchanges or reinstatements.

Voting Rights

The underlying funds do not hold regular meetings of shareholders. The directors/trustees of the Funds may call special meetings of shareholders as the 1940 Act or other applicable law may require. To the extent required by law, Monumental will vote the Portfolio shares held in the Separate Account at shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccount. Monumental will vote

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Fund shares as to which no timely instructions are received and those shares held by Monumental as to which Policy Owners have no beneficial interest in proportion to the voting instructions that are received with respect to all Policies participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Please note that it is possible for a small number of Policy Owners (assuming the underlying fund Portfolio determines they represent a quorum) to determine the outcome of a vote, especially if they have large policy values.

The number of votes of the Portfolio that are available will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited before such meeting in accordance with procedures established by the underlying fund.

Legal Proceedings

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. Monumental, like other life insurance companies, is involved in lawsuits, regulatory audits and examination activity. In some class action and other lawsuits, regulatory audits and examinations involving other insurers, substantial damages have been sought and/or material settlement payments have been made.

Although the outcome of any litigation, regulatory audit or examination cannot be predicted with certainty, Monumental believes that at the present time there are no pending or threatened lawsuits, regulatory audits or examinations that are reasonably likely to have a material adverse impact on the Separate Account, or on the ability of TCI to perform under its principal underwriting agreement, or on the ability of Monumental to meet its obligations under the policy.

TABLE OF CONTENTS FOR THE ADVISOR’S EDGE SELECTSM VARIABLE ANNUITY STATEMENT OF ADDITIONAL INFORMATION

GLOSSARY OF TERMS

THE POLICY – GENERAL PROVISIONS

PERFORMANCE INFORMATION

PERFORMANCE COMPARISONS

SAFEKEEPING OF ACCOUNT ASSETS

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

TAXATION OF MONUMENTAL

STATE REGULATION OF MONUMENTAL

RECORDS AND REPORTS

DISTRIBUTION OF THE POLICIES

ADMINISTRATIVE SERVICES CONTRACT

LEGAL MATTERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OTHER INFORMATION

FINANCIAL STATEMENTS

APPENDIX A – GUARANTEED MINIMUM INCOME BENEFIT – ADDITIONAL INFORMATION

APPENDIX B – ADDITIONAL DEATH BENEFIT – EXTRA – ADDITIONAL INFORMATION

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APPENDIX A

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

Please Note: The Company reserve the right to change investment choices made by purchasers of the Architect Guaranteed Lifetime Withdrawal Benefit as we deem necessary to support the guarantees under these riders.

The subaccounts listed below are available under the policy for new investors, but may not be available for all policies.

SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR
Columbia Funds Variable Insurance Trust – Class 1 Shares

Columbia Variable Portfolio – Small Company Growth Fund(2)	Columbia Variable Portfolio – Small Company Growth Fund	Columbia Management Investment Advisers, LLC

Investment Objective: Long-term capital appreciation.

Federated Insurance Series

Federated Capital Appreciation Fund II – Primary Shares(2)	Federated Capital Appreciation Fund II – Primary Shares	Federated Equity Management Company of Pennsylvania

Investment Objective: Capital appreciation.

Federated Fund for U.S. Government Securities II(2)	Federated Fund for U.S. Government Securities II	Federated Investment Management Company

Investment Objective: Provide current income.

Federated High Income Bond Fund II – Primary Shares(2)	Federated High Income Bond Fund II – Primary Shares	Federated Investment Management Company

Investment Objective: High current income.

Federated Managed Volatility Fund II(2)	Federated Managed Volatility Fund II	Federated Equity Management Company of Pennsylvania

Investment Objective: Achieve high current income and moderate capital appreciation.

Federated Prime Money Fund II(2)(3)	Federated Prime Money Fund II(3)	Federated Investment Management Company

Investment Objective: Provide current income consistent with stability of principal and liquidity.

Fidelity® Variable Insurance Products Fund – Initial Class

Fidelity VIP Contrafund® Portfolio	Fidelity VIP Contrafund® Portfolio	Fidelity Management & Research Company

Investment Objective: Long term capital appreciation.

Fidelity VIP Mid Cap Portfolio	Fidelity VIP Mid Cap Portfolio	Fidelity Management & Research Company

Investment Objective: Long term growth of capital.

Fidelity VIP Value Strategies Portfolio	Fidelity VIP Value Strategies Portfolio	Fidelity Management & Research Company

Investment Objective: Capital appreciation.

Transamerica Series Trust – Initial Class

TA Asset Allocation – Conservative	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Management, Inc.(4)

Investment Objective: Current income and preservation of capital.

TA Asset Allocation – Growth	Transamerica Asset Allocation – Growth VP	Transamerica Asset Management, Inc.(4)

Investment Objective: Long-term capital appreciation

TA Asset Allocation – Moderate	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Management, Inc.(4)

Investment Objective: Capital appreciation and current income.

TA Asset Allocation – Moderate Growth	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Management, Inc.(4)

Investment Objective: Capital appreciation with current income as a secondary objective.

TA BlackRock Large Cap Value	Transamerica BlackRock Large Cap Value VP	BlackRock Investment Management, LLC

Investment Objective: Long-term capital growth.

TA Clarion Global Real Estate Securities(2)	Transamerica Clarion Global Real Estate Securities VP	CBRE Clarion Securities LLC

Investment Objective: Long-term total return from investment primarily in equity securities of real estate companies.

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PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)

SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR
Transamerica Series Trust – Initial Class (Continued)

TA Efficient Markets	Transamerica Efficient Markets VP	AEGON USA Investment Management, LLC

Investment Objective: Capital appreciation while seeking income as a secondary objective.

TA JPMorgan Enhanced Index(2)	Transamerica JPMorgan Enhanced Index VP	J.P. Morgan Investment Management Inc.

Investment Objective: Earn a total return modestly in excess of the total return performance of the Standard & Poor’s 500® Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500® Index.

TA MFS International Equity(2)	Transamerica MFS International Equity VP	MFS® Investment Management

Investment Objective: Capital growth.

TA Morgan Stanley Active International Allocation(2)	Transamerica Morgan Stanley Active International Allocation VP	Morgan Stanley Investment Management Inc.

Investment Objective: Long-term capital appreciation.

TA Morgan Stanley Mid-Cap Growth	Transamerica Morgan Stanley Mid-Cap Growth VP(4)	Morgan Stanley Investment Management Inc.

Investment Objective: Capital appreciation.

TA Multi-Managed Balanced(2)	Transamerica Multi-Managed Balanced VP	J.P. Morgan Investment Management Inc. and BlackRock Financial Management, Inc.

Investment Objective: High total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.

TA PIMCO Total Return	Transamerica PIMCO Total Return VP	Pacific Investment Management Company LLC

Investment Objective: Maximum real return consistent with preservation of real capital and prudent investment management.

TA Systematic Small/Mid Cap Value(2)	Transamerica Systematic Small/Mid Cap Value VP	Systematic Financial Management L.P.

Investment Objective: Maximize total return.

TA T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.

Investment Objective: Long-term growth of capital by investing primarily in common stocks of small growth companies.

TA Vanguard ETF Index – Balanced	Transamerica Index 50 VP	AEGON USA Investment Management, LLC

Investment Objective: Balance capital appreciation and income.

TA Vanguard ETF Index – Growth	Transamerica Index 75 VP	AEGON USA Investment Management, LLC

Investment Objective: Capital appreciation as a primary objective and income as a secondary objective.

TA WMC Diversified Growth(2)	Transamerica WMC Diversified Growth VP	Wellington Management Company, LLP

Investment Objective: Maximize long-term growth.

Vanguard® Variable Insurance Fund

Equity Index Portfolio	Equity Index Portfolio	Vanguard’s Quantitative Equity Group

Investment Objective: Track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

International Portfolio	International Portfolio	Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd.

Investment Objective: Provide long-term capital appreciation.

Mid-Cap Index Portfolio	Mid-Cap Index Portfolio	Vanguard’s Quantitative Equity Group

Investment Objective: Track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

REIT Index Portfolio	REIT Index Portfolio	Vanguard’s Quantitative Equity Group

Investment Objective: Provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark of publicly traded equity REITs.

Short-Term Investment-Grade Portfolio	Short-Term Investment-Grade Portfolio	Vanguard’s Fixed Income Group

Investment Objective: Provide current income while maintaining limited price volatility.

Total Bond Market Index Portfolio	Total Bond Market Index Portfolio	Vanguard’s Fixed Income Group

Investment Objective: Track the performance of a broad, market-weighted bond index.

Wanger Advisors Trust

Wanger International(2)	Wanger International	Columbia Wanger Asset Management, LLC

Investment Objective: Long-term capital appreciation.

Wanger USA(2)	Wanger USA	Columbia Wanger Asset Management, LLC

Investment Objective: Long-term capital appreciation.

48

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)

SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR
Wells Fargo Advantage Variable Trust Funds

WFAVT Small Cap Value Fund	WFAVT Small Cap Value Fund	Wells Fargo Funds Management, LLC

Investment Objective: Long-term capital appreciation.

(1)

Some subaccounts may be available for certain policies and may not be available for all policies. You should work with your registered representative to decide which subaccount(s) may be appropriate for you based on a thorough analysis of you particular insurance needs, financial objectives, investment goals, time horizons, and risk tolerance.

(2)	Owners of Policy Number AV375 may invest only in these funds.
(3)

There can be no assurance that the Federated Prime Money Fund II portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of Policy charges, the yield on the Federated Prime Money Fund II subaccount may become extremely low and possibly negative.

(4)	Effective on or about April 17, 2012, formerly subadvised by Morningstar Associates, LLC.

Additional Information:

The following subaccounts were closed to new investments on May 1, 2006:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
AllianceBernstein Variable Products Series Fund, Inc. – Class B

AllianceBernstein Global Thematic Growth Portfolio	AllianceBernstein Global Thematic Growth Portfolio	AllianceBernstein L.P.

Investment Objective: Long-term growth of capital.

AllianceBernstein Growth Portfolio	AllianceBernstein Growth Portfolio	AllianceBernstein L.P.

Investment Objective: Long-term growth of capital.

AllianceBernstein Large Cap Growth Portfolio	AllianceBernstein Large Cap Growth Portfolio	AllianceBernstein L.P.

Investment Objective: Long-term growth of capital.

Columbia Funds Variable Insurance Trust I – Class 2 Shares

Columbia Variable Portfolio – Mid Cap Growth Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Columbia Management Investment Advisers, LLC

Investment Objective: Seeks long-term capital appreciation.

Columbia Funds Variable Series Trust II – Class 2 Shares

Columbia Variable Portfolio – Seligman Global Technology Fund	Columbia Variable Portfolio - Seligman Global Technology Fund	Columbia Management Investment Advisers, LLC

Investment Objective: Seeks to provide shareholders with long-term capital appreciation.

Dreyfus Variable Investment Fund – Service Class

Dreyfus VIF – Appreciation Portfolio	Dreyfus VIF - Appreciation Portfolio	The Dreyfus Corporation

Investment Objective: Long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.

The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class		The Dreyfus Corporation

Investment Objective: Provide capital growth, with current income as a secondary goal.

Transamerica Series Trust – Initial Class

TA Morgan Stanley Capital Growth	Transamerica Morgan Stanley Capital Growth VP	Morgan Stanley Investment Management Inc.

Investment Objective: Maximize long-term growth.

The following subaccounts were liquidated on October 21, 2011:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Credit Suisse Trust

Credit Suisse International Equity Flex III Portfolio	Credit Suisse International Equity Flex III Portfolio	Credit Suisse Asset Management, LLC

Investment Objective: Capital Appreciation

Credit Suisse U.S. Equity Flex I Portfolio	Credit Suisse U.S. Equity Flex I Portfolio	Credit Suisse Asset Management, LLC

Investment Objective: Capital Growth

Effective December 12, 2011, the following subaccount was closed to new investments:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Nationwide Variable Insurance Trust – Class II

NVIT Developing Markets Fund	NVIT Developing Markets Fund	Nationwide Fund Advisors

Investment Objective: Long-term capital appreciation.

49

APPENDIX B

CONDENSED FINANCIAL INFORMATION

The accumulation unit values and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables.

Subaccount	Year	1.45%
		Beginning AUV		Ending AUV		# Units
TA Vanguard ETF – Balanced – Initial Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	1.032121 0.942705 0.820056 1.000000	$ $ $ $	1.033351 1.032121 0.942705 0.820056	0.000 0.000 0.000 0.000
TA Vanguard ETF – Growth – Initial Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	0.984410 0.882617 0.723979 1.000000	$ $ $ $	0.962060 0.984410 0.882617 0.723979	0.000 0.000 0.000 0.000
TA Asset Allocation – Conservative – Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.418943 1.321484 1.070578 1.378034 1.314219 1.218163 1.174882 1.086427 0.897 1.000	$ $ $ $ $ $ $ $ $ $	1.435856 1.418943 1.321484 1.070578 1.378034 1.314219 1.218163 1.174882 1.086427 0.897	210,029.030 270,577.012 221,585.627 241,603.117 255,246.090 799,984.652 936,388.233 861,278 166,604.481 81,650
TA Asset Allocation – Growth – Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.349810 1.191267 0.930947 1.564655 1.473222 1.292634 1.168315 1.038054 0.805 1.000	$ $ $ $ $ $ $ $ $ $	1.258471 1.349810 1.191267 0.930947 1.564655 1.473222 1.292634 1.168315 1.038054 0.805	1,225.787 29,796.358 29,796.358 19,745.400 20,048.832 103,045.796 181,530.774 390,768 0.000 100
TA Asset Allocation – Moderate – Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.437385 1.321141 1.060340 1.453058 1.365602 1.242705 1.173330 1.068624 0.868 1.000	$ $ $ $ $ $ $ $ $ $	1.425187 1.437385 1.321141 1.060340 1.453058 1.365602 1.242705 1.173330 1.068624 0.868	365,209.455 367,932.633 456,386.693 497,039.713 671,882.445 1,519,104.399 1,456,917.291 275,000 115,007.063 100
TA Asset Allocation – Moderate Growth – Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.415620 1.273991 1.008481 1.521738 1.432059 1.276212 1.177932 1.052490 0.840 1.000	$ $ $ $ $ $ $ $ $ $	1.367359 1.415620 1.273991 1.008481 1.521738 1.432059 1.276212 1.177932 1.052490 0.840	286,639.571 371,797.436 397,103.538 415,813.350 603,034.515 777,484.777 778,090.104 1,023,551 197,068.256 146,987
TA BlackRock Large Cap Value – Initial Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	1.091195 1.002329 0.984650	$ $ $	1.105049 1.091195 1.002329	325,817.763 329,888.116 310,217.258

50

CONDENSED FINANCIAL INFORMATION — (Continued)

1.45%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Clarion Global Real Estate Securities – Initial Class Subaccount Inception Date May 3, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	2.266201 1.987627 1.511386 2.661211 2.894074 2.063553 1.844825 1.408716 1.053 1.031	$ $ $ $ $ $ $ $ $ $	2.105723 2.266201 1.987627 1.511386 2.661211 2.894074 2.063553 1.844825 1.408716 1.053	54,235.313 58,299.565 41,868.031 46,426.872 393,172.266 170,884.337 234,658.588 276,382 289,895.875 1,174,467
TA JPMorgan Enhanced Index – Initial Class Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.039159 0.915312 0.716565 1.160405 1.126220 0.990810 0.971527 0.887825 0.699 0.940	$ $ $ $ $ $ $ $ $ $	1.031913 1.039159 0.915312 0.716565 1.160405 1.126220 0.990810 0.971527 0.887825 0.699	166,359.912 184,505.245 133,607.021 134,637.220 177,333.578 258,298.605 274,610.565 122,411 498,181.574 477,109
TA Morgan Stanley Capital Growth – Initial Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.224113 0.974477 0.772898 1.232267 1.237419 1.058825 1.032047 0.959364 0.720000 0.970000	$ $ $ $ $ $ $ $ $ $	1.136573 1.224113 0.974477 0.772898 1.232267 1.237419 1.058825 1.032047 0.959364 0.720000	4,106.415 4,106.415 4,106.415 39,110.549 44,001.655 51,620.065 57,575.498 62,820.000 65,194.584 250,520.000
TA MFS International Equity – Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.452438 1.333517 1.019607 1.598614 1.485919 1.224845 1.100918 0.976821 0.791 1.000	$ $ $ $ $ $ $ $ $ $	1.287719 1.452438 1.333517 1.019607 1.598614 1.485919 1.224845 1.100918 0.976821 0.791	62,357.614 62,556.110 71,397.455 116,872.221 152,129.387 193,975.874 100,020.109 85,250 1,146,645.804 1,542,567
TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.443415 1.366065 1.194351 1.246518 1.160800 1.130007 1.120250 1.087635 1.052000 1.000000	$ $ $ $ $ $ $ $ $ $	1.512031 1.443415 1.366065 1.194351 1.246518 1.160800 1.130007 1.120250 1.087635 1.052000	3,064,935.408 1,892,804.200 206,873.284 374,903.160 2,146,947.613 1,969,634.612 2,405,099.787 2,549,835.000 1,308,955.006 1,036,839.000
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	1.166967 0.880690 0.644156 1.025183 0.948942 1.000000	$ $ $ $ $ $	1.169794 1.166967 0.880690 0.644156 1.025183 0.948942	58,690.929 54,423.037 428,627.248 698,937.611 36,354.256 86,465.962
TA Efficient Markets – Initial Class Subaccount Inception Date November 10, 2008	2011 2010 2009 2008	$ $ $ $	1.341255 1.207613 1.036913 1.000000	$ $ $ $	1.296676 1.341255 1.207613 1.036913	0.000 0.000 0.000 0.000

51

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.45%
		Beginning AUV		Ending AUV		# Units
TA WMC Diversified Growth – Initial Class Subaccount Inception Date May 3, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.199611 1.033012 0.811175 1.524224 1.329869 1.240952 1.080260 0.946372 0.732 0.955	$ $ $ $ $ $ $ $ $ $	1.138365 1.199611 1.033012 0.811175 1.524224 1.329869 1.240952 1.080260 0.946372 0.732	399,115.891 452,465.094 1,242,010.776 1,837,391.871 1,455,324.410 2,091,258.670 2,037,334.956 1,938,310 1,637,531.181 305,915
TA Systematic Small/Mid Cap Value – Initial Class Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	2.233256 1.737248 1.230640 2.111435 1.717342 1.475759 1.318322 1.149577 0.611 1.024	$ $ $ $ $ $ $ $ $ $	2.142895 2.233256 1.737248 1.230640 2.111435 1.717342 1.475759 1.318322 1.149577 0.611	68,294.117 71,456.074 71,889.090 45,409.191 70,781.591 73,231.680 76,676.982 84,060 230,384.409 516,634
TA Morgan Stanley Active International Allocation – Initial Class Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.400413 1.309669 1.055468 1.750669 1.536450 1.262008 1.125102 0.983665 0.751 0.918	$ $ $ $ $ $ $ $ $ $	1.183106 1.400413 1.309669 1.055468 1.750669 1.536450 1.262008 1.125102 0.983665 0.751	252,421.076 305,344.133 994,076.362 1,513,601.766 1,574,785.475 1,396,485.885 1,375,037.323 1,390,727 351,432.230 244,047
TA Morgan Stanley Mid-Cap Growth – Initial Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.174121 0.889557 0.562068 1.061724 0.879107 0.811447 0.765392 0.724747 0.574 0.870	$ $ $ $ $ $ $ $ $ $	1.079709 1.174121 0.889557 0.562068 1.061724 0.879107 0.811447 0.765392 0.724747 0.574	89,316.651 58,252.492 37,692.763 51,640.976 71,133.808 65,597.403 64,998.821 31,777 48,025.996 203,958
TA Multi-Managed Balanced – Initial Class Subaccount Inception Date April 29, 2010	2011 2010	$ $	1.130032 1.000000	$ $	1.158879 1.130032	43,779.435 50,434.289
AllianceBernstein Global Thematic Growth Portfolio – Class B Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	0.907461 0.776346 0.514302 0.993244 0.840508 0.786729 0.770018 0.743395 0.524 0.914	$ $ $ $ $ $ $ $ $ $	0.685108 0.907461 0.776346 0.514302 0.993244 0.840508 0.786729 0.770018 0.743395 0.524	25,566.767 26,491.498 27,520.187 28,764.569 29,986.120 31,061.262 35,866.428 37,176 35,549.203 17,582
AllianceBernstein Growth – Class B Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	0.966082 0.853759 0.651881 1.152173 1.037572 1.065812 0.968524 0.857939 0.646 0.914	$ $ $ $ $ $ $ $ $ $	0.961526 0.966082 0.853759 0.651881 1.152173 1.037572 1.065812 0.968524 0.857939 0.646	40,821.011 43,196.136 49,736.636 105,810.313 109,020.962 187,460.467 228,654.688 457,077 288,679.947 200,515

52

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.45%
		Beginning AUV		Ending AUV		# Units
AllianceBernstein Large Cap Growth – Class B Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	0.889615 0.821712 0.608024 1.025081 0.915406 0.934630 0.825595 0.773086 0.636 0.933	$ $ $ $ $ $ $ $ $ $	0.844011 0.889615 0.821712 0.608024 1.025081 0.915406 0.934630 0.825595 0.773086 0.636	8,923.849 9,008.556 9,100.254 9,164.448 9,205.564 9,793.284 30,686.923 41,608 41,209.721 15,501
Columbia Variable Portfolio – Small Company Growth Fund – Class 1 Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.283384 1.014181 0.818808 1.403887 1.255402 1.133055 1.119103 1.018460 0.717 0.961	$ $ $ $ $ $ $ $ $ $	1.194894 1.283384 1.014181 0.818808 1.403887 1.255402 1.133055 1.119103 1.018460 0.717	211,821.601 334,981.853 343,965.599 558,616.332 26,168.435 43,037.986 75,936.194 85,648 208,600.069 32,144
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	0.907231 0.803506 0.610878 0.947419 0.894214 0.832564 0.817214 0.782616 0.631 0.904	$ $ $ $ $ $ $ $ $ $	0.900112 0.907231 0.803506 0.610878 0.947419 0.894214 0.832564 0.817214 0.782616 0.631	0.000 0.000 0.000 0.000 4,918.324 13,116.635 12,556.341 10,772 30,569.443 41,926
Dreyfus – VIF Appreciation – Service Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.127636 0.994377 0.825330 1.191469 1.131328 0.987611 0.962276 0.931583 0.782 0.955	$ $ $ $ $ $ $ $ $ $	1.208692 1.127636 0.994377 0.825330 1.191469 1.131328 0.987611 0.962276 0.931583 0.782	10,902.436 10,902.436 10,902.436 39,852.989 58,484.942 75,165.888 83,505.425 33,058 1,954,523.929 2,053,954
Federated Capital Appreciation Fund II Subaccount Inception Date March 11, 2010	2011 2010	$ $	1.077680 1.00000	$ $	1.006072 1.077680	319,831.036 312,814.348
Federated Managed Volatility Fund II Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.177027 1.065347 0.842545 1.073601 1.046986 0.918462 0.876656 0.809119 0.680 0.907	$ $ $ $ $ $ $ $ $ $	1.215625 1.177027 1.065347 0.842545 1.073601 1.046986 0.918462 0.876656 0.809119 0.680	379,053.769 672,068.540 677,295.034 1,121,275.271 17,801.395 37,995.319 33,288.076 5,170 28,081.499 32,996
Federated Fund for U.S. Government Securities II Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.361168 1.313054 1.266149 1.231850 1.175893 1.145507 1.138979 1.115277 1.105 1.028	$ $ $ $ $ $ $ $ $ $	1.419278 1.361168 1.313054 1.266149 1.231850 1.175893 1.145507 1.138979 1.115277 1.105	282,024.884 317,879.894 245,463.889 215,312.873 161,632.110 309,313.755 361,969.328 613,614 1,647,847.713 3,243,760

53

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.45%
		Beginning AUV		Ending AUV		# Units
Federated High Income Bond Fund II Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.812159 1.602406 1.063554 1.458032 1.430249 1.309445 1.294013 1.188509 0.987 0.987	$ $ $ $ $ $ $ $ $ $	1.878620 1.812159 1.602406 1.063554 1.458032 1.430249 1.309445 1.294013 1.188509 0.987	146,570.486 182,490.210 487,474.665 713,808.656 835,684.630 899,218.715 1,145,821.416 1,172,624 1,082,635.472 170,786
Federated Prime Money Fund II Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.054891 1.070198 1.080816 1.069347 1.035665 1.004903 0.992624 0.998922 1.007 1.007	$ $ $ $ $ $ $ $ $ $	1.039883 1.054891 1.070198 1.080816 1.069347 1.035665 1.004903 0.992624 0.998922 1.007	498,686.547 700,711.471 1,787,536.706 2,738,201.256 1,908,244.047 1,853,380.190 1,816,231.907 2,087,881 1,600,766.572 3,325,810
Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	1.045986 0.905278 0.676756 1.194404 1.030515 1.000000	$ $ $ $ $ $	1.005034 1.045986 0.905278 0.676756 1.194404 1.030515	826,434.220 1,302,212.144 439,405.458 375,203.622 412,913.790 279,643.348
Fidelity VIP Mid Cap Portfolio – Initial Class Subaccount Inception Date May 1, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.879470 1.479954 1.071769 1.795642 1.575602 1.418273 1.216160 1.000	$ $ $ $ $ $ $ $	1.656025 1.879470 1.479954 1.071769 1.795642 1.575602 1.418273 1.216160	10,488.163 10,682.412 19,672.857 38,539.490 146,179.339 588,023.895 788,472.104 787,345
Fidelity VIP Value Strategies Portfolio – Initial Class Subaccount Inception Date May 1, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.263815 1.012461 0.651797 1.354058 1.299401 1.133089 1.119660 1.000	$ $ $ $ $ $ $ $	1.136059 1.263815 1.012461 0.651797 1.354058 1.299401 1.133089 1.119660	386,740.331 547,576.171 277,712.455 241,530.750 619,306.849 731,834.258 823,483.078 726,498
NVIT Developing Markets Fund Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	2.959056 2.584728 1.616361 3.891618 2.751242 2.073960 1.599736 1.354948 0.861 0.967	$ $ $ $ $ $ $ $ $ $	2.263284 2.959056 2.584728 1.616361 3.891618 2.751242 2.073960 1.599736 1.354948 0.861	159,441.841 225,332.531 205,436.023 349,606.763 313,295.576 338,938.828 59,141.282 17,450 19,723.371 27,483
Columbia Variable Portfolio – Mid Cap Growth Fund – Class 2 Shares Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.122080 0.888889 0.607483 1.187311 1.036234 0.993553 0.898302 0.841490 0.629 0.954	$ $ $ $ $ $ $ $ $ $	0.822525 1.122080 0.888889 0.607483 1.187311 1.036234 0.993553 0.898302 0.841490 0.629	0.000 0.000 0.000 14,162.388 15,292.063 16,192.736 17,238.690 302,622 122,421.370 57,673

54

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.45%
		Beginning AUV		Ending AUV		# Units
Columbia Variable Portfolio – Seligman Global Technology Fund – Class 2 Shares Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.247301 1.099565 0.688017 1.170910 1.030456 0.888186 0.834695 0.815568 0.608 0.904	$ $ $ $ $ $ $ $ $ $	1.155011 1.247301 1.099565 0.688017 1.170910 1.030456 0.888186 0.834695 0.815568 0.608	12,916.087 2,668.470 2,668.470 4,360.674 5,595.927 6,576.998 7,724.409 9,018 10,434.556 10,485
Vanguard – Equity Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.206235 1.064898 0.854406 1.374558 1.323386 1.160267 1.123187 1.028400 0.812 1.000	$ $ $ $ $ $ $ $ $ $	1.212026 1.206235 1.064898 0.854406 1.374558 1.323386 1.160267 1.123187 1.028400 0.812	3,802,070.894 5,181,893.881 5,520,765.977 5,814,877.513 5,429,990.042 3,924,168.882 2,690,660.120 2,586,038 1,832,289.179 1,054,250
Vanguard – Mid-Cap Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.605934 1.299525 0.939186 1.637677 1.565432 1.396071 1.242604 1.047790 0.793 1.000	$ $ $ $ $ $ $ $ $ $	1.550778 1.605934 1.299525 0.939186 1.637677 1.565432 1.396071 1.242604 1.047790 0.793	844,708.241 1,229,412.633 1,282,149.026 2,086,568.115 1,528,971.636 1,163,317.452 1,527,906.186 1,634,691 1,454,754.279 776,001
Vanguard – REIT Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.928620 1.525561 1.198435 1.937656 2.357239 1.772256 1.607610 1.249674 0.936 1.000	$ $ $ $ $ $ $ $ $ $	2.061535 1.928620 1.525561 1.198435 1.937656 2.357239 1.772256 1.607610 1.249674 0.936	1,200,684.034 1,326,731.609 1,726,926.011 1,386,712.852 1,251,873.143 753,540.002 380,573.602 550,674 287,366.638 37,049
Vanguard – International Subaccount Inception Date May 1, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	0.937202 0.821589 0.583745 1.075210 1.000000	$ $ $ $ $	0.798764 0.937202 0.821589 0.583745 1.075210	471,448.324 310,000.785 214,348.979 151,917.344 23,835.391
Vanguard – Short-Term Investment-Grade Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.288556 1.242399 1.106983 1.163259 1.113133 1.076315 1.067869 1.061463 1.040 1.000	$ $ $ $ $ $ $ $ $ $	1.295831 1.288556 1.242399 1.106983 1.163259 1.113133 1.076315 1.067869 1.061463 1.040	1,288,458.776 1,227,284.996 2,276,963.987 2,311,321.601 4,013,784.934 4,838,808.892 4,232,273.584 3,990,261 2,241,011.063 2,524,331
Vanguard – Total Bond Market Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.384005 1.318376 1.262490 1.217198 1.154309 1.122658 1.112200 1.082852 1.056 1.000	$ $ $ $ $ $ $ $ $ $	1.468679 1.384005 1.318376 1.262490 1.217198 1.154309 1.122658 1.112200 1.082852 1.056	3,497,035.897 2,868,450.351 2,962,764.746 3,058,830.415 1,097,558.715 1,125,093.709 1,133,754.349 1,100,529 1,243,279.529 93,787

55

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.45%
		Beginning AUV		Ending AUV		# Units
Wanger International Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	2.459066 1.997044 1.352632 2.522739 2.200552 1.627553 1.358616 1.058073 0.721 0.849	$ $ $ $ $ $ $ $ $ $	2.069540 2.459066 1.997044 1.352632 2.522739 2.200552 1.627553 1.358616 1.058073 0.721	349233.398 518,777.230 140,485.610 58,518.011 99,053.172 95,585.812 326,373.631 282,130 227,633.673 770,108
Wanger USA Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.672533 1.375546 0.981170 1.650464 1.588907 1.494234 1.362500 1.168145 0.827 1.009	$ $ $ $ $ $ $ $ $ $	1.591088 1.672533 1.375546 0.981170 1.650464 1.588907 1.494234 1.362500 1.168145 0.827	165,660.214 271,279.963 225,481.976 227,531.181 583,733.928 835,302.936 1,037,234.292 1,411,226 1,265,412.266 2,907,945
WFAVT Small Cap Value Fund Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.474851 1.276084 0.808209 1.478767 1.510849 1.324460 1.153299 1.002056 0.735 0.970	$ $ $ $ $ $ $ $ $ $	1.348207 1.474851 1.276084 0.808209 1.478767 1.510849 1.324460 1.153299 1.002056 0.735	53,950.480 51,680.586 42,835.592 58,458.913 80,092.746 99,755.291 99,610.153 227,049 375,435.186 2,638,983

56

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.50%
		Beginning AUV		Ending AUV		# Units
TA Vanguard ETF – Balanced – Initial Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	1.030758 0.941916 0.819781 1.000000	$ $ $ $	1.031476 1.030758 0.941916 0.819781	0.000 0.000 0.000 0.000
TA Vanguard ETF – Growth – Initial Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $	0.983097 .0881874 0.723742 1.000000	$ $ $	0.960291 0.983097 0.881874 0.723742	0.000 0.000 0.000 0.000
TA Asset Allocation – Conservative – Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.412819 1.316426 1.067017 1.374142 1.311160 1.215924 1.173316 1.085524 0.896 1.000	$ $ $ $ $ $ $ $ $ $	1.428953 1.412819 1.316426 1.067017 1.374142 1.311160 1.215924 1.173316 1.085524 0.896	21,069.127 21,069.127 21,069.127 21,069.127 21,069.127 21,069.127 21,069.127 0.000 0.000 100
TA Asset Allocation – Growth – Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.344067 1.186779 0.927903 1.560311 1.469855 1.290319 1.166804 1.037216 0.805 1.000	$ $ $ $ $ $ $ $ $ $	1.252508 1.344067 1.186779 0.927903 1.560311 1.469855 1.290319 1.166804 1.037216 0.805	1,371.268 1,371.268 1,371.268 1,371.268 1,371.268 2,935.495 7,506.495 16,848 0.000 100
TA Asset Allocation – Moderate – Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.431255 1.316161 1.056864 1.449009 1.362474 1.240469 1.171796 1.067759 0.868 1.000	$ $ $ $ $ $ $ $ $ $	1.418402 1.431255 1.316161 1.056864 1.449009 1.362474 1.240469 1.171796 1.067759 0.868	6,148.904 6,148.904 6,148.904 6,148.904 6,148.904 40,306.666 42,311.513 29,988 13,349.154 100
TA Asset Allocation – Moderate Growth – Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.409570 1.269176 1.005174 1.517482 1.428769 1.273905 1.176374 1.051623 0.839 1.000	$ $ $ $ $ $ $ $ $ $	1.360826 1.409570 1.269176 1.005174 1.517482 1.428769 1.273905 1.176374 1.051623 0.839	5,142.134 5,142.134 5,142.134 5,142.134 9,114.298 55,727.721 53,800.489 48,522 585.533 100
TA BlackRock Large Cap ValueVP – Initial Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	1.090611 1.002273 0.984649	$ $ $	1.103921 1.090611 1.002273	24,041.551 30,469.017 33,714.012
TA Clarion Global Real Estate Securities – Initial Class Subaccount Inception Date May 3, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	2.735754 2.400642 1.826341 3.217370 3.500631 2.497286 2.233675 1.706483 1.276 1.250	$ $ $ $ $ $ $ $ $ $	2.540774 2.735754 2.400642 1.826341 3.217370 3.500631 2.497286 2.233675 1.706483 1.276	28,138.084 33,640.530 35,920.042 274,837.443 103,450.227 249,301.608 309,360 552,346 418,031 305,095

57

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.50%
		Beginning AUV		Ending AUV		# Units
TA JPMorgan Enhanced Index – Initial Class Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.125245 0.991628 0.776682 1.258394 1.221924 1.075522 1.055117 0.964689 0.759 1.022	$ $ $ $ $ $ $ $ $ $	1.116842 1.125245 0.991628 0.776682 1.258394 1.221924 1.075522 1.055117 0.964689 0.759	296,742.916 364,245.217 372,220.826 780,974.419 1,252,111.674 1,539,104.181 1,930,602 2,468,796 2,285,629 3,700,425
TA Morgan Stanley Capital Growth – Initial Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.218378 0.970397 0.770040 1.228315 1.234065 1.056481 1.030271 0.958182 0.720000 0.970000	$ $ $ $ $ $ $ $ $ $	1.130700 1.218378 0.970397 0.770040 1.228315 1.234065 1.056481 1.030271 0.958182 0.720000	24,117.920 25,141.901 25,141.901 25,426.153 25,483.353 25,475.559 28,175.644 29,657.000 31,511.599 45,661.000
TA MFS International Equity – Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.446189 1.328436 1.016223 1.594091 1.482452 1.222593 1.099441 0.975993 0.791 1.000	$ $ $ $ $ $ $ $ $ $	1.281549 1.446189 1.328436 1.016223 1.594091 1.482452 1.222593 1.099441 0.975993 0.791	0.000 0.000 0.000 0.000 0.000 1,043.112 1,044.823 1,047 2,132.979 100
TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.437263 1.360914 1.190434 1.243039 1.158142 1.127971 1.118783 1.086753 1.051000 1.000000	$ $ $ $ $ $ $ $ $ $	1.504848 1.437263 1.360914 1.190434 1.243039 1.158142 1.127971 1.118783 1.086753 1.051000	1,415,932.851 839,301.572 15,260.416 51,238.251 649,050.917 37,201.235 17,675.286 24,567.000 43,093.952 100.000
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	1.164296 0.879105 0.643308 1.024345 0.948633 1.000000	$ $ $ $ $ $	1.166538 1.164296 0.879105 0.643308 1.024345 0.948633	47,159.705 50,655.957 243,671.588 339,603.600 6,214.454 0.000
TA Efficient Markets – Initial Class Subaccount Inception Date November 10, 2008	2011 2010 2009 2008	$ $ $ $	1.339839 1.206941 1.036844 1.000000	$ $ $ $	1.294662 1.339839 1.206941 1.036844	0.000 0.000 0.000 0.000
TA WMC Diversified Growth – Initial Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.194024 1.028693 0.808171 1.519338 1.326262 1.238197 1.078385 0.945195 0.731 0.954	$ $ $ $ $ $ $ $ $ $	1.132504 1.194024 1.028693 0.808171 1.519338 1.326262 1.238197 1.078385 0.945195 0.731	72,933.281 663,907.893 1,209,655.161 1,603,889.971 2,004,161.623 452,823.257 524,861 707,788.225 788,920 1,460,416

58

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.50%
		Beginning AUV		Ending AUV		# Units
TA Systematic Small/Mid Cap Value – Initial Class Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	4.578108 3.563074 2.525279 4.334826 3.527500 3.032749 2.710530 2.364745 1.258 2.109	$ $ $ $ $ $ $ $ $ $	4.390715 4.578108 3.563074 2.525279 4.334826 3.527500 3.032749 2.710530 2.364745 1.258	76,118.099 110,870.293 108,428.705 159,956.073 259,606.496 420,700.829 575,710.446 723,452 1,060,687 1,141,264
TA Morgan Stanley Active International Allocation – Initial Class Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.334210 1.248364 1.006558 1.670354 1.466684 1.205294 1.075061 0.940372 0.719 0.879	$ $ $ $ $ $ $ $ $ $	1.126618 1.334210 1.248364 1.006558 1.670354 1.466684 1.205294 1.075061 0.940372 0.719	228,731.934 248,053.407 562,297.002 847,695.595 1,059,960.817 891,660.581 1,049,969.500 1,288,069 1,610,481 1,433,433
TA Morgan Stanley Mid-Cap Growth – Initial Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.168616 0.885825 0.559981 1.058294 0.876700 0.809627 0.764064 0.723847 0.573 0.869	$ $ $ $ $ $ $ $ $ $	1.074120 1.168616 0.885825 0.559981 1.058294 0.876700 0.809627 0.764064 0.723847 0.573	36,549.544 37,094.956 37,187.239 37,187.239 39,570.691 39,915.497 42,819.457 44,467 44,184.087 48,938
TA Multi-Managed Balanced – Initial Class Subaccount Inception Date April 29, 2010	2011 2010	$ $	1.129662 1.000000	$ $	1.157928 1.129662	0.000 0.000
AllianceBernstein Global Thematic Growth Portfolio – Class B Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	0.903199 0.773078 0.512390 0.990058 0.838237 0.784981 0.768689 0.742478 0.524 0.914	$ $ $ $ $ $ $ $ $ $	0.681555 0.903199 0.773078 0.512390 0.990058 0.838237 0.784981 0.768689 0.742478 0.524	0.000 0.000 0.000 0.000 62.982 60.059 3,010.100 4,550 4,265.645 9,401
AllianceBernstein Growth – Class B Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	0.961553 0.850177 0.649465 1.148475 1.034758 1.063436 0.966842 0.856875 0.654 0.918	$ $ $ $ $ $ $ $ $ $	0.956557 0.961553 0.850177 0.649465 1.148475 1.034758 1.063436 0.966842 0.856875 0.654	778.030 778.030 778.030 778.030 778.030 771.861 774.898 7,432 10,784.975 3,933
AllianceBernstein Large Cap Growth – Class B Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	0.885448 0.818268 0.605771 1.021786 0.912916 0.932556 0.824168 0.772128 0.635 0.932	$ $ $ $ $ $ $ $ $ $	0.839657 0.885448 0.818268 0.605771 1.021786 0.912916 0.932556 0.824168 0.772128 0.635	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 1,000

59

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.50%
		Beginning AUV		Ending AUV		# Units
Columbia Variable Portfolio – Small Company Growth Fund – Class 1 Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.759011 1.390713 1.123356 1.927003 1.724030 1.556780 1.538377 1.400712 0.986 1.322	$ $ $ $ $ $ $ $ $ $	1.636930 1.759011 1.390713 1.123356 1.927003 1.724030 1.556780 1.538377 1.400712 0.986	160,522.832 215,211.285 220,098.291 302,450.775 7,208.538 7,218.667 30,324 38,154 58,598 109,596
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	0.902965 0.800115 0.608599 0.944358 0.891775 0.830707 0.815795 0.781636 0.631 0.904	$ $ $ $ $ $ $ $ $ $	0.895437 0.902965 0.800115 0.608599 0.944358 0.891775 0.830707 0.815795 0.781636 0.631	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 1,303.416 2,291
Dreyfus – VIF Appreciation – Service Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.122339 0.990191 0.822262 1.187631 1.128235 0.985396 0.960586 0.930410 0.782 0.955	$ $ $ $ $ $ $ $ $ $	1.202430 1.122339 0.990191 0.822262 1.187631 1.128235 0.985396 0.960586 0.930410 0.782	0.000 0.000 0.000 0.000 0.000 412.077 40,184.744 138 0.000 1,000
Federated Capital Appreciation Fund II Subaccount Inception Date March 11, 2010	2011 2010	$ $	1.077255 1.000000	$ $	1.005177 1.077255	87,033.801 104,697.670
Federated Managed Volatility Fund II Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.038474 0.940410 0.744104 0.948635 0.925577 0.812349 0.775743 0.716340 0.603 0.804	$ $ $ $ $ $ $ $ $ $	1.071996 1.038474 0.940410 0.744104 0.948635 0.925577 0.812349 0.775743 0.716340 0.603	359,154.439 558,967.994 578,527.130 828,351.772 31,163.808 46,013.834 69,339.203 80,846 135,584 140,048
Federated Fund for U.S. Government Securities II Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.498663 1.446408 1.395420 1.358287 1.297240 1.264329 1.257748 1.232183 1.222 1.137	$ $ $ $ $ $ $ $ $ $	1.561896 1.498663 1.446408 1.395420 1.358287 1.297240 1.264329 1.257748 1.232183 1.222	750,819.380 709,794.574 553,454.195 550,416.381 680,866.675 1,714,775.935 1,408,870.019 1,658,616 3,258,944 2,056,456
Federated High Income Bond Fund II Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.742064 1.541169 1.023410 1.403687 1.377623 1.261891 1.247633 1.146467 0.952 0.953	$ $ $ $ $ $ $ $ $ $	1.805068 1.742064 1.541169 1.023410 1.403687 1.377623 1.261891 1.247633 1.146467 0.952	147,400.195 157,267.971 422,667.694 540,712.774 662,622.925 565,488.063 1,014,085.600 1,072,205 1,403,596 1,549,197

60

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.50%
		Beginning AUV		Ending AUV		# Units
Federated Prime Money Fund II Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.153144 1.170427 1.182652 1.170677 1.134359 1.101212 1.088294 1.095739 1.105 1.106	$ $ $ $ $ $ $ $ $ $	1.136131 1.153144 1.170427 1.182652 1.170677 1.134359 1.101212 1.088294 1.095739 1.105	1,120,309.266 403,285.541 743,200.919 1,249,600.218 1,336,292.814 1,613,196.565 1,313,538.901 1,720,995 1,961,385 2,716,197
Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	1.043598 0.903661 0.675855 1.193404 1.030174 1.000000	$ $ $ $ $ $	1.002231 1.043598 0.903661 0.675855 1.193404 1.030174	267,064.059 523,002.243 63,381.072 22,684.808 18,337.505 8,260.142
Fidelity VIP Mid Cap Portfolio – Initial Class Subaccount Inception Date May 1, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.873337 1.475854 1.069323 1.792425 1.573556 1.417127 1.215778 1.000	$ $ $ $ $ $ $ $	1.649815 1.873337 1.475854 1.069323 1.792425 1.573556 1.417127 1.215778	3,283.055 6,892.265 9,834.820 10,123.128 9,201.417 11,875.060 3,513.095 0.000
Fidelity VIP Value Strategies Portfolio – Initial Class Subaccount Inception Date May 1, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.259632 1.009605 0.650292 1.351598 1.297684 1.132157 1.119292 1.000	$ $ $ $ $ $ $ $	1.131742 1.259632 1.009605 0.650292 1.351598 1.297684 1.132157 1.119292	140,946.513 190,766.939 37,149.452 11,956.186 132,533.723 9,526.954 4,247.810 0.000
NVIT Developing Markets Fund Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	3.369275 2.944501 1.842258 4.437695 3.138860 2.367318 1.826916 1.548132 0.984 1.106	$ $ $ $ $ $ $ $ $ $	2.575778 3.369275 2.944501 1.842258 4.437695 3.138860 2.367318 1.826916 1.548132 0.984	63,993.182 105,816.806 107,663.006 206,723.144 240,264.706 210,393.969 101,675.861 123,841 117,968 80,829
Columbia Variable Portfolio – Mid Cap Growth Fund – Class 2 Shares Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.116806 0.885141 0.605210 1.183442 1.033375 0.991297 0.896706 0.840411 0.628 0.954	$ $ $ $ $ $ $ $ $ $	0.822246 1.116806 0.885141 0.605210 1.183442 1.033375 0.991297 0.896706 0.840411 0.628	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 1,114.743 11,998
Columbia Variable Portfolio – Seligman Global Technology Fund – Class 2 Shares Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $ $	1.241456 1.094951 0.685471 1.167149 1.027642 0.886187 0.833227 0.814539 0.608 0.904 1.000	$ $ $ $ $ $ $ $ $ $ $	1.149023 1.241456 1.094951 0.685471 1.167149 1.027642 0.886187 0.833227 0.814539 0.608 0.904	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 1,000 1,000

61

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.50%
		Beginning AUV		Ending AUV		# Units
Vanguard – Equity Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.201108 1.060886 0.851593 1.370707 1.320331 1.158158 1.121695 1.027545 0.812 1.000	$ $ $ $ $ $ $ $ $ $	1.206281 1.201108 1.060886 0.851593 1.370707 1.320331 1.158158 1.121695 1.027545 0.812	116,180.133 524,666.834 511,364.813 764,709.537 454,872.692 108,286.744 71,319.618 53,454 7,279.236 11,717
Vanguard – Mid-Cap Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.599087 1.294610 0.936100 1.633113 1.561850 1.393553 1.240967 1.046930 0.793 1.000	$ $ $ $ $ $ $ $ $ $	1.543407 1.599087 1.294610 0.936100 1.633113 1.561850 1.393553 1.240967 1.046930 0.793	307,410.174 413,575.780 438,750.795 783,542.703 401,760.404 40,643.523 38,049.440 30,522 18,321.323 100
Vanguard – REIT Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.920390 1.519797 1.194502 1.932260 2.351847 1.769063 1.605513 1.248657 0.935 1.000	$ $ $ $ $ $ $ $ $ $	2.051734 1.920390 1.519797 1.194502 1.932260 2.351847 1.769063 1.605513 1.248657 0.935	2,676.299 3,365.295 3,706.820 10,109.461 10,716.258 9,301.398 2,718.497 2,844 9,360.825 100
Vanguard – International Subaccount Inception Date May 1, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	0.935496 0.820503 0.583266 1.074855 1.000000	$ $ $ $ $	0.796910 0.935496 0.820503 0.583266 1.074855	75,948.481 68,004.222 64,434.438 22,352.017 18,140.180
Vanguard – Short-Term Investment-Grade Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.283083 1.237721 1.103361 1.160033 1.110591 1.074372 1.066483 1.060600 1.040 1.000	$ $ $ $ $ $ $ $ $ $	1.289672 1.283083 1.237721 1.103361 1.160033 1.110591 1.074372 1.066483 1.060600 1.040	154,124.279 156,667.801 746,436.615 802,358.248 905,055.781 107,254.001 27,909.504 26,753 8,231.622 100
Vanguard – Total Bond Market Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.378153 1.313440 1.258379 1.213833 1.151693 1.120651 1.110758 1.081972 1.056 1.000	$ $ $ $ $ $ $ $ $ $	1.461749 1.378153 1.313440 1.258379 1.213833 1.151693 1.120651 1.110758 1.081972 1.056	1,379,708.573 1,025,459.101 1,002,287.415 1,175,105.680 24,717.171 33,117.516 26,577.073 28,410 55,425.628 100
Wanger International Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	4.109455 3.338988 2.262668 4.222104 3.684712 2.726592 2.277159 1.576808 1.210 1.425	$ $ $ $ $ $ $ $ $ $	3.456805 4.109455 3.338988 2.262668 4.222104 3.684712 2.726592 2.277159 1.576808 1.210	276,995.735 317,727.930 430,147.065 629,320.352 650,318.429 674,657.416 547,925.827 618,167 636,203 631,422

62

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.50%
		Beginning AUV		Ending AUV		# Units
Wanger USA Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	2.249857 1.851261 1.321140 2.223436 2.141575 2.014972 1.838244 1.774295 1.117 1.363	$ $ $ $ $ $ $ $ $ $	2.139240 2.249857 1.851261 1.321140 2.223436 2.141575 2.014972 1.838244 1.774295 1.117	82,459.761 108,590.953 104,872.900 148,512.460 366,352.565 451,329.58 595,039.213 699,936 747,927 647,177
WFAVT Small Cap Value Fund Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.871019 1.619647 1.026316 1.878770 1.920476 1.684384 1.467416 1.275611 0.936 1.236	$ $ $ $ $ $ $ $ $ $	1.709509 1.871019 1.619647 1.026316 1.878770 1.920476 1.684384 1.467416 1.275611 0.936	191,952.144 226,964.946 232,787.865 335,188.632 537,430.956 665,523.401 836,218.778 945,190 1,224,503 1,319,287

63

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.60%
		Beginning AUV		Ending AUV		# Units
TA Vanguard ETF – Balanced – Initial Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	1.028052 0.940376 0.819250 1.000000	$ $ $ $	1.027760 1.028052 0.940376 0.819250	0.000 0.000 0.000 0.000
TA Vanguard ETF – Growth – Initial Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	0.980534 0.880438 0.723266 1.000000	$ $ $ $	0.956856 0.980534 0.880438 0.723266	0.000 0.000 0.000 0.000
TA Asset Allocation – Conservative – Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.400842 1.306552 1.060055 1.366524 1.305179 1.211571 1.170262 1.083754 0.896 1.000	$ $ $ $ $ $ $ $ $ $	1.415440 1.400842 1.306552 1.060055 1.366524 1.305179 1.211571 1.170262 1.083754 0.896	0.000 0.000 0.000 0.000 15,803.995 18,309.908 19,307.957 12,545 0.000 100
TA Asset Allocation – Growth – Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.332631 1.177841 0.921822 1.551630 1.463112 1.285660 1.163725 1.035506 0.804 1.000	$ $ $ $ $ $ $ $ $ $	1.240620 1.332631 1.177841 0.921822 1.551630 1.463112 1.285660 1.163725 1.035506 0.804	0.000 0.000 0.000 921.286 2,066.720 6,539.453 5,652.197 0.000 0.000 100
TA Asset Allocation – Moderate – Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.419075 1.306232 1.049927 1.440929 1.356216 1.235988 1.168706 1.065987 0.867 1.000	$ $ $ $ $ $ $ $ $ $	1.404952 1.419075 1.306232 1.049927 1.440929 1.356216 1.235988 1.168706 1.065987 0.867	532,536.550 31,723.535 31,886.957 32,052.372 50,445.620 40,159.890 40,326.160 40,496 40,665.279 100
TA Asset Allocation – Moderate Growth – Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.397604 1.259637 0.998601 1.509060 1.422241 1.269325 1.173297 1.049905 0.839 1.000	$ $ $ $ $ $ $ $ $ $	1.347950 1.397604 1.259637 0.998601 1.509060 1.422241 1.269325 1.173297 1.049905 0.839	0.000 591,874.226 0.000 0.000 1,761.858 7,665.583 6,837.683 5,850 4,282.186 100
TA BlackRock Large Cap Value – Initial Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	1.089398 1.002155 0.984646	$ $ $	1.101605 1.089398 1.002155	32,405.161 34,366.148 47,791.579
TA Clarion Global Real Estate Securities – Initial Class Subaccount Inception Date May 3, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	2.234485 1.962706 1.494639 2.635641 2.870526 2.049782 1.835214 1.403452 1.050 1.030	$ $ $ $ $ $ $ $ $ $	2.073194 2.234485 1.962706 1.494639 2.635641 2.870526 2.049782 1.835214 1.403452 1.050	13,594.484 14,430.348 60,138.522 68,246.274 20,691.063 9,912.922 8,551.712 12,187 13,400.626 10,545

64

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.60%
		Beginning AUV		Ending AUV		# Units
TA JPMorgan Enhanced Index – Initial Class Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.024615 0.903834 0.708612 1.149239 1.117048 0.984181 0.966463 0.884507 0.697 0.939	$ $ $ $ $ $ $ $ $ $	1.015964 1.024615 0.903834 0.708612 1.149239 1.117048 0.984181 0.966463 0.884507 0.697	0.000 0.000 0.000 14,013.309 25,335.587 43,691.068 18,196.271 17,639 28,351.051 13,804
TA Morgan Stanley Capital Growth – Initial Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.206952 0.962247 0.764325 1.220416 1.227346 1.051759 1.026675 0.955783 0.718 0.970	$ $ $ $ $ $ $ $ $ $	1.118992 1.206952 0.962247 0.764325 1.220416 1.227346 1.051759 1.026675 0.955783 0.718	7,002.711 7,002.711 7,002.711 7,002.711 7,002.711 7,002.711 8,756.133 8,756 18,835.741 25,207
TA MFS International Equity – Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.433859 1.318408 1.009553 1.585221 1.475665 1.218190 1.096562 0.974401 0.790 1.000	$ $ $ $ $ $ $ $ $ $	1.269363 1.433859 1.318408 1.009553 1.585221 1.475665 1.218190 1.096562 0.974401 0.790	40,903.555 41,784.894 42,929.269 82,278.938 115,844.770 145,016.548 141,353.212 148,595 200,731.361 20,477
TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.425040 1.350664 1.182628 1.236115 1.152824 1.123893 1.115839 1.084965 1.051 1.000	$ $ $ $ $ $ $ $ $ $	1.490594 1.425040 1.350664 1.182628 1.236115 1.152824 1.123893 1.115839 1.084965 1.051	204,043.967 225,039.560 266,043.311 43,150.748 17,845.199 26,812.847 11,541.545 0.000 8,140.996 8,679
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	1.158934 0.875925 0.641620 1.022668 0.948016 1.000000	$ $ $ $ $ $	1.160025 1.158934 0.875925 0.641620 1.022668 0.948016	6,332.807 27,008.249 30,744.280 0.000 0.000 0.000
TA Efficient Markets – Initial Class Subaccount Inception Date November 10, 2008	2011 2010 2009 2008	$ $ $ $	1.337000 1.205576 1.036698 1.000000	$ $ $ $	1.290656 1.337000 1.205576 1.036698	19,402.619 20,385.214 21,454.324 0.000
TA WMC Diversified Growth – Initial Class Subaccount Inception Date July 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.182792 1.020029 0.802161 1.509538 1.319019 1.232651 1.074597 0.942810 0.730 0.954	$ $ $ $ $ $ $ $ $ $	1.120754 1.182792 1.020029 0.802161 1.509538 1.319019 1.232651 1.074597 0.942810 0.730	111,769.621 103,329.712 136,086.607 180,870.684 269,331.205 405,060.079 221,388.747 169,327 137,151.985 113,981

65

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.60%
		Beginning AUV		Ending AUV		# Units
TA Systematic Small/Mid Cap Value – Initial Class Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	2.202015 1.715479 1.217019 2.091171 1.703392 1.465918 1.311451 1.145278 0.610 1.023	$ $ $ $ $ $ $ $ $ $	2.109801 2.202015 1.715479 1.217019 2.091171 1.703392 1.465918 1.311451 1.145278 0.610	10,706.024 12,525.389 76,872.668 110,415.289 48,006.453 77,822.210 84,093.601 114,706 132,273.214 152,626
TA Morgan Stanley Active International Allocation – Initial Class Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.380840 1.293266 1.043789 1.733851 1.523944 1.253581 1.119234 0.979979 0.750 0.917	$ $ $ $ $ $ $ $ $ $	1.164845 1.380840 1.293266 1.043789 1.733851 1.523944 1.253581 1.119234 0.979979 0.750	29,157.066 30,959.899 68,874.339 66,071.068 240,737.009 259,086.156 250,248.818 258,885 100,503.265 4,406
TA Morgan Stanley Mid-Cap Growth – Initial Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.157667 0.878388 0.555830 1.051512 0.871949 0.806021 0.761401 0.722038 0.572 0.869	$ $ $ $ $ $ $ $ $ $	1.063003 1.157667 0.878388 0.555830 1.051512 0.871949 0.806021 0.761401 0.722038 0.572	29,148.162 36,463.135 47,590.456 14,733.247 23,204.401 30,578.077 35,142.703 51,763 56,300.774 63,015
TA Multi-Managed Balanced – Initial Class Subaccount Inception Date April 29, 2010	2011 2010	$ $	1.128916 1.000000	$ $	1.156026 1.128916	23,623.486 29,973.325
AllianceBernstein Global Thematic Growth Portfolio – Class B Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	0.894744 0.766596 0.508594 0.983689 0.833665 0.781468 0.765998 0.740613 0.523 0.914	$ $ $ $ $ $ $ $ $ $	0.674504 0.894744 0.766596 0.508594 0.983689 0.833665 0.781468 0.765998 0.740613 0.523	8,655.099 8,698.621 8,746.643 27,210.755 27,243.465 27,818.541 39,207.697 38,586 59,514.847 24,846
AllianceBernstein Growth – Class B Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	0.952564 0.843054 0.644658 1.141097 1.029129 1.058695 0.963479 0.854738 0.645 0.913	$ $ $ $ $ $ $ $ $ $	0.946681 0.952564 0.843054 0.644658 1.141097 1.029129 1.058695 0.963479 0.854738 0.645	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 1,000
AllianceBernstein Large Cap Growth – Class B Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	0.877173 0.811432 0.601296 1.015237 0.907953 0.928400 0.821301 0.770199 0.634 0.932	$ $ $ $ $ $ $ $ $ $	0.830984 0.877173 0.811432 0.601296 1.015237 0.907953 0.928400 0.821301 0.770199 0.634	1,045.759 1,051.595 1,058.141 4,098.059 4,113.805 24,858.599 24,767.680 6,712 9,547.106 1,000

66

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.60%
		Beginning AUV		Ending AUV		# Units
Columbia Variable Portfolio Small Company Growth Fund – Class 1 Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.265453 1.001484 0.809752 1.390417 1.245199 1.125502 1.113285 1.014658 0.715 0.960	$ $ $ $ $ $ $ $ $ $	1.176472 1.265453 1.001484 0.809752 1.390417 1.245199 1.125502 1.113285 1.014658 0.715	17,911.570 19,610.998 26,418.685 27,809.092 108,589.947 150,947.571 157,500.664 171,442 140,687.661 13,547
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	0.894557 0.793442 0.604114 0.938332 0.886952 0.827018 0.812955 0.779695 0.630 0.903	$ $ $ $ $ $ $ $ $ $	0.886229 0.894557 0.793442 0.604114 0.938332 0.886952 0.827018 0.812955 0.779695 0.630	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 1,000
Dreyfus VIF – Appreciation Portfolio – Service Class Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.111837 0.981896 0.816180 1.180014 1.122111 0.981016 0.957253 0.928094 0.780 0.954	$ $ $ $ $ $ $ $ $ $	1.190004 1.111837 0.981896 0.816180 1.180014 1.122111 0.981016 0.957253 0.928094 0.780	5,745.093 5,745.093 5,745.093 5,745.093 5,745.093 41,475.874 56,453.815 178,902 205,481.891 71,732
Federated Capital Appreciation Fund II Subaccount Inception Date March 11, 2010	2011 2010	$ $	1.076398 1.000000	$ $	1.003398 1.076398	23,450.335 24,023.683
Federated Managed Volatility Fund II Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.160569 1.052000 0.833212 1.063290 1.038473 0.912336 0.872093 0.806093 0.679 0.907	$ $ $ $ $ $ $ $ $ $	1.196867 1.160569 1.052000 0.833212 1.063290 1.038473 0.912336 0.872093 0.806093 0.679	17.090 13,485.620 75,471.076 90,020.461 0.000 0.000 0.000 0.000 0.000 8,642
Federated Fund for U.S. Government Securities II Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.342170 1.296637 1.252143 1.220026 1.166337 1.137861 1.133045 1.111107 1.103 1.027	$ $ $ $ $ $ $ $ $ $	1.397418 1.342170 1.296637 1.252143 1.220026 1.166337 1.137861 1.133045 1.111107 1.103	108,222.423 11,332.096 18,911.948 23,756.093 29,131.820 24,223.812 18,698.886 250,770 298,079.391 75,065
Federated High Income Bond Fund II Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.786871 1.582373 1.051804 1.444060 1.418647 1.300738 1.287298 1.184084 0.984 0.986	$ $ $ $ $ $ $ $ $ $	1.849674 1.786871 1.582373 1.051804 1.444060 1.418647 1.300738 1.287298 1.184084 0.984	21,357.503 25,715.960 37,883.628 31,820.915 208,583.113 223,088.918 289,553.593 320,725 244,963.866 63,680

67

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.60%
		Beginning AUV		Ending AUV		# Units
Federated Prime Money Fund II Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.040125 1.056763 1.068837 1.059061 1.027234 0.998193 0.987448 0.995191 1.004 1.007	$ $ $ $ $ $ $ $ $ $	1.023762 1.040125 1.056763 1.068837 1.059061 1.027234 0.998193 0.987448 0.995191 1.004	36,326.257 26,616.986 41,103.833 257,896.714 232,117.474 44,985.668 53,785.535 155,301 154,453.039 1,070,057
Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	1.038809 0.900389 0.674086 1.191464 1.029509 1.000000	$ $ $ $ $ $	0.996659 1.038809 0.900389 0.674086 1.191464 1.029509	160,336.631 117,753.707 169,626.414 249,426.982 140,353.462 0.000
Fidelity VIP Mid Cap Portfolio – Initial Class Subaccount Inception Date May 1, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.861053 1.467622 1.064410 1.785955 1.569426 1.414798 1.214972 1.000	$ $ $ $ $ $ $ $	1.637383 1.861053 1.467622 1.064410 1.785955 1.569426 1.414798 1.214972	3,754.967 3,683.070 4,123.844 14,829.452 22,169.259 36,341.511 26,261.801 8,787
Fidelity -VIP Value Strategies Portfolio – Initial Class Subaccount Inception Date May 1, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	1.251388 1.003992 0.647303 1.346727 1.294293 1.130312 1.118571 1.000	$ $ $ $ $ $ $ $	1.123238 1.251388 1.003992 0.647303 1.346727 1.294293 1.130312 1.118571	102,158.182 57,559.755 91,765.172 24,734.299 34,894.132 15,868.268 0.000 0.000
NVIT Developing Markets Fund Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	2.917578 2.552260 1.598425 3.854162 2.728811 2.060082 1.591370 1.349863 0.859 0.966	$ $ $ $ $ $ $ $ $ $	2.228268 2.917578 2.552260 1.598425 3.854162 2.728811 2.060082 1.591370 1.349863 0.859	39,628.262 41,425.200 25,362.601 29,248.593 40,011.422 42,265.443 23,554.711 0.000 20,001.792 21,737
Columbia Variable Portfolio – Mid Cap Growth Fund – Class 2 Shares Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.106387 0.877747 0.600744 1.175876 1.027780 0.986902 0.893614 0.838336 0.627 0.953	$ $ $ $ $ $ $ $ $ $	.821709 1.106387 0.877747 0.600744 1.175876 1.027780 0.986902 0.893614 0.838336 0.627	9,151.560 7,290.586 7,290.586 7,290.586 7,290.586 22,447.192 26,730.486 42,628 46,969.583 59,743
Columbia Variable Portfolio – Seligman Global Technology Fund – Class 2 Shares Subaccount Inception Date June 18, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.229819 1.085749 0.680374 1.159634 1.022041 0.882239 0.830332 0.812512 0.607 0.904	$ $ $ $ $ $ $ $ $ $	1.137137 1.229819 1.085749 0.680374 1.159634 1.022041 0.882239 0.830332 0.812512 0.607	26,064.540 7,580.268 7,580.268 7,580.268 7,580.268 23,663.401 28,169.470 45,039 56,389.496 56,446

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CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.60%
		Beginning AUV		Ending AUV		# Units
Vanguard – Equity Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.190889 1.052907 0.846021 1.363082 1.314289 1.153991 1.118757 1.025867 0.811 1.000	$ $ $ $ $ $ $ $ $ $	1.194845 1.190889 1.052907 0.846021 1.363082 1.314289 1.153991 1.118757 1.025867 0.811	153,294.009 170,890.855 375,507.615 390,901.054 984,214.655 1,204,048.079 1,230,433.729 1,156,670 927,651.775 41,850
Vanguard – Mid-Cap Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.585493 1.284865 0.929969 1.624029 1.554692 1.388538 1.237707 1.045212 0.792 1.000	$ $ $ $ $ $ $ $ $ $	1.528778 1.585493 1.284865 0.929969 1.624029 1.554692 1.388538 1.237707 1.045212 0.792	104,832.262 83,869.619 66,258.001 83,943.493 315,578.261 416,135.795 495,103.346 606,226 571,647.749 102,559
Vanguard – REIT Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.904062 1.508357 1.186677 1.921505 2.341063 1.762687 1.601291 1.246601 0.935 1.000	$ $ $ $ $ $ $ $ $ $	2.032285 1.904062 1.508357 1.186677 1.921505 2.341063 1.762687 1.601291 1.246601 0.935	22,213.792 39,160.743 35,381.154 45,655.751 173,110.699 212,462.784 238,927.087 427,613 371,815.723 62,291
Vanguard – International Subaccount Inception Date May 1, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	0.932120 0.818353 0.582305 1.074151 1.000	$ $ $ $ $	0.793254 0.932120 0.818353 0.582305 1.074151	150,591.802 87,897.518 231,840.810 266,919.683 0.000
Vanguard – Short-Term Investment – Grade Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.272140 1.228381 1.096116 1.153549 1.105485 1.070498 1.063662 1.058843 1.039 1.000	$ $ $ $ $ $ $ $ $ $	1.277417 1.272140 1.228381 1.096116 1.153549 1.105485 1.070498 1.063662 1.058843 1.039	54,146.683 60,234.159 183,806.852 100,684.853 270,809.495 292,657.834 259,046.866 293,155 221,490.383 36,469
Vanguard – Total Bond Market Index Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.366424 1.303554 1.250139 1.207073 1.146405 1.116605 1.107827 1.080190 1.055 1.000	$ $ $ $ $ $ $ $ $ $	1.447884 1.366424 1.303554 1.250139 1.207073 1.146405 1.116605 1.107827 1.080190 1.055	97,904.808 113,652.545 173,293.566 148,013.878 347,716.709 260,344.363 232,376.453 248,274 222,708.098 18,889
Wanger International Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	2.424713 1.972050 1.337676 2.498544 2.182688 1.616721 1.351552 1.163767 0.719 0.848	$ $ $ $ $ $ $ $ $ $	2.037613 2.424713 1.972050 1.337676 2.498544 2.182688 1.616721 1.351552 1.163767 0.719	65,129.792 52,621.429 32,609.505 49,768.824 113,056.154 126,170.707 109,312.544 209,884 171,179.180 53,272

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CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.60%
		Beginning AUV		Ending AUV		# Units
Wanger USA Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.649095 1.358274 0.970276 1.634561 1.575942 1.484231 1.355374 1.054130 0.826 1.008	$ $ $ $ $ $ $ $ $ $	1.566469 1.649095 1.358274 0.970276 1.634561 1.575942 1.484231 1.355374 1.054130 0.826	33,321.463 34,403.913 26,614.663 46,898.341 48,851.117 125,238.377 126,980.115 148,306 199,514.923 50,096
WFAVT Small Cap Value Fund Subaccount Inception Date October 26, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	1.454218 1.260082 0.799261 1.464568 1.498571 1.315636 1.147293 0.998315 0.733 0.969	$ $ $ $ $ $ $ $ $ $	1.327379 1.454218 1.260082 0.799261 1.464568 1.498571 1.315636 1.147293 0.998315 0.733	10,834.261 10,252.213 109,257.550 145,779.581 124,642.046 164,909.725 157,726.023 160,792 116,838.527 47,498

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APPENDIX C

If you are a Policy Owner of Policy AV375, below is a description of the significant features of your Policy and the available investment choices that may be different than described in the Prospectus. (The Policy Form Number appears on the bottom left-hand corner of your Policy.) Please see your actual policy and any attachments for determining your specific coverage.

The Nursing Care and Terminal Condition Option, Unemployment Waiver Option, and the Guaranteed Minimum Death Benefit Options are currently not available to Policy Owners of Policy AV375.

Annuity Payment Options

The income you take from the Contract during the Income Phase can take several different forms, depending on your particular needs. Except for the Designated Period Annuity Option listed below, the Annuity Payment Options listed below are available on either a variable basis or a fixed basis.

If available on a variable basis, the Annuity Payment Options provide payments that, after the initial payment, will go up or down depending on the investment performance of the Portfolios you choose.

If available on a fixed basis, the Annuity Payment Options provide payments in an amount that does not change. If you choose a fixed Annuity Payment Option, Monumental will move your investment out of the Portfolios and into the general account of Monumental.

•	Life Annuity – Monthly Annuity Payments are paid for the life of an Annuitant, ending with the last payment before the Annuitant dies.

•	Joint and Last Survivor Annuity – Monthly Annuity Payments are paid for as long as at least one of two named Annuitants is living, ending with the last payment before the surviving Annuitant dies.

•

Life Annuity With Period Certain – Monthly Annuity Payments are paid for as long as the Annuitant lives, with payments guaranteed to be made for a period of at least 10 years, 15 years, or 20 years, as elected. If the Annuitant dies before the period certain ends, Monumental will make any remaining payments to the Beneficiary.

•

Installment or Unit Refund Life Annuity – Available as either a fixed (Installment Refund) or variable (Unit Refund) Annuity Payment Option. Monthly Annuity Payments are paid for the life of an Annuitant, with a period certain determined by dividing the Accumulated Value by the first Annuity Payment. If the Annuitant dies before the period certain ends, Monumental will make any remaining payments to the Beneficiary.

•	Designated Period Annuity – Available only on a fixed basis. Monthly Annuity Payments are paid for a specified period, which may be from 10 to 30 years.

Mortality and Expense Risk Charge

Monumental charges a fee as compensation for bearing certain mortality and expense risks under the Contract. The annual charge is assessed daily based on the net assets of the Separate Account. The annual Mortality and Expense Risk Charge is 1.35% of the net asset value of the Separate Account.

We guarantee that this annual charge will not increase. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to Monumental’s surplus. If the charges collected under the Contract are not enough to cover actual costs or assumed risks, then Monumental will bear the loss.

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Fee Table

The following table describes the fees and expenses that you will pay when buying, owning and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value between investment choices. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases	None
Contingent Deferred Sales Load (surrender charge)	None
Exchange Fees(1)	$10
Special Service Fee	$0 - $25

(1)	Monumental does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for each Transfer in excess of 12 per Policy Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

Annual Policy Service Charge	$0 - $30
Separate Account Annual Expenses (as a percentage of assets in the Separate Account)
Base Separate Account Expenses:
Mortality and Expense Risk Fee	1.35%
Administrative Charge	0.15%

Total Base Separate Account Annual Expenses	1.50%

The next item shows the minimum and maximum total operating expenses charged by the portfolio companies for the year ended December 31, 2011. Expenses may be higher or lower in future years. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Portfolio Annual Expenses(1)	Minimum	Maximum
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.86%	1.66%

(1)

The fee table information relating to the underlying funds was provided to Monumental by the underlying funds, their investment advisers or managers, and Monumental has not independently verified such information. Actual future expenses of the underlying funds may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

EXAMPLE TABLE

The following example illustrates the maximum expenses that you would incur on a $10,000 Purchase Payment over various periods, assuming (1) a 5% annual rate of return and (2) full surrender at the end of each period. The example assumes that current fee waivers and expense reimbursement arrangements for a fund will continue for the periods shown. As noted in the Fee Table, the Contract imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Contract or withdraw the entire value of your Contract at the end of the applicable period as a lump sum or under one of the Contract’s Annuity Payment Options.

1 Year	3 Years	5 Years	10 Years
$322	$983	$1,669	$3,495

For information concerning compensation paid for the sale of the Policies, see “Distribution of the Policies.”

Minimum Balance Requirements

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The minimum required balance in any Portfolio is $250, except where Purchase Payments are made by monthly payroll deduction. The minimum required balance in any General Account Guaranteed Option, except the Dollar Cost Averaging Fixed Account Option, is $1,000. If an exchange or withdrawal would reduce the balance in a Portfolio to less than $250 (or $1,000 in the case of a General Account Guaranteed Option other than the Dollar Cost Averaging Fixed Account Option), Monumental will transfer the remaining balance to the remaining Portfolios under the Contract on a pro rata basis. If the entire value of the Contract falls below $1,000, and if you have not made a Purchase Payment within three years, Monumental may notify you that the Accumulated Value of your Contract is below the minimum balance requirement. In that case, you will be given 60 days to make an Additional Purchase Payment before your Contract is liquidated. Monumental would then promptly pay proceeds to the Contract Owner. The proceeds would be taxed as a withdrawal from the Contract. Full withdrawal will result in an automatic termination of the Contract. We will not exercise this right to cancel your Contract if it is a Qualified Contract.

DEATH BENEFIT

In General

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the greater of the then-current Accumulated Value of the Contract (plus any positive Market Value Adjustment applicable under the Multi-Year Guaranteed Rate Option) or the Adjusted Death Benefit. During the first six Contract Years, the Adjusted Death Benefit is the sum of all Net Purchase Payments minus any partial withdrawals. During each following six-year period before the Annuitant attains age 81, the Adjusted Death Benefit is the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made during that six-year period minus any partial withdrawals taken during that six-year period. For any six-year period after the one in which the Annuitant attains age 81, the Adjusted Death Benefit remains equal to the Death Benefit on the last day of the six-year period before the Annuitant reaches age 81 plus any Net Purchase Payments subsequently made minus any partial withdrawals subsequently taken. The Beneficiary may elect to receive these amounts as a lump sum or as Annuity Payments.

Federal tax law requires that if a Contract Owner is a natural person and dies before the Annuity Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

Death of the Annuitant During the Accumulation Phase

If the Annuitant dies during the Accumulation Phase, the Beneficiary will be entitled to the Death Benefit. When Monumental receives Due Proof of Death of the Annuitant, Monumental will calculate the Death Benefit. The Beneficiary can choose to receive the amount payable in a lump-sum cash benefit or under one of the Annuity Payment Options. The Contract Owner can choose an Annuity Payment Option for the Beneficiary before the Annuitant’s death. However, if the Contract Owner does not make such a choice and Monumental has not already paid a cash benefit, the Beneficiary may choose a payment option after the Annuitant’s death.

Paid as a lump sum, the Death Benefit is the greater of:

(1)	the Accumulated Value (plus any positive Market Value Adjustment applicable under the Multi-Year Guaranteed Rate Option) on the date we receive Due Proof of Death; or

(2)	the Adjusted Death Benefit.

Paid under one of the Annuity Payment Options, the Death Benefit will be based on the greater of:

(1)	the Accumulated Value (plus any positive Market Value Adjustment applicable under the Multi-Year Guaranteed Rate Option) on the Annuity Date elected by the Beneficiary and approved by Monumental or

(2)	the Adjusted Death Benefit.

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The amount of the Adjusted Death Benefit is calculated as follows. During the first six Contract Years, the Adjusted Death Benefit is the sum of all Net Purchase Payments minus any partial withdrawals. During each following six-year period before the Annuitant attains age 81, the Adjusted Death Benefit is the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made during that six-year period minus any partial withdrawals taken during that six-year period. For any six-year period after the one in which the Annuitant attains age 81, the Adjusted Death Benefit remains equal to the Death Benefit on the last day of the six-year period before the Annuitant reaches age 81 plus any Net Purchase Payments subsequently made minus any partial withdrawals subsequently taken.

Death of the Annuitant During the Income Phase

The Death Benefit, if any, payable if the Annuitant dies during the Income Phase depends on the Annuity Payment Option selected. Upon the Annuitant’s death, Monumental will pay the Death Benefit, if any, to the Beneficiary under the Annuity Payment Option in effect. For instance, if the Life Annuity With Period Certain option has been elected, and if the Annuitant dies during the Income Phase, then any unpaid payments certain will be paid to the Beneficiary.

A Word About Joint Annuitants

The Contract permits you as Contract Owner to name a Joint Annuitant. This can have different effects depending on whether the Contract is in the Accumulation Phase or the Income Phase.

During the Accumulation Phase, the Death Benefit is payable only after the death of both the Annuitant and the Joint Annuitant.

During the Income Phase, it will not matter that you have named a Joint Annuitant unless you have chosen an Annuity Payment Option, such as the Joint and Last Survivor Annuity option, that pays over the life of more than one person. Therefore, if you have chosen an Annuity Payment Option that provides income over the life of someone other than the person named as Joint Annuitant, the Joint Annuitant’s death during the Income Phase will have no effect on the benefits due under the Contract.

Designation of a Beneficiary

The Contract Owner may select one or more Beneficiaries and name them in the customer order form. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before Monumental acknowledges the notice. The Contract Owner may also make the designation of Beneficiary irrevocable by sending written notice to Monumental and obtaining approval from Monumental. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary.

If the Annuitant dies during the Accumulation Period, the following will apply unless the Contract Owner has made other provisions:

•	If there is more than one Beneficiary, each will share in the Death Benefit equally.

•	If one or two or more Beneficiaries have already died, Monumental will pay that share of the Death Benefit equally to the survivor(s).

•	If no Beneficiary is living, Monumental will pay the proceeds to the Contract Owner.

•

If a Beneficiary dies at the same time as the Annuitant, Monumental will pay the proceeds as though the Beneficiary had died first. If a Beneficiary dies within 15 days after the Annuitant’s death and before Monumental receives due proof of the Annuitant’s death, Monumental will pay proceeds as though the Beneficiary had died first.

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If a Beneficiary who is receiving Annuity Payments dies, Monumental will pay any remaining Payments Certain to that Beneficiary’s named Beneficiary(ies) when due. If no Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is not living at this time, this right will pass to his or her estate.

Death of the Contract Owner

Death of the Contract Owner During the Accumulation Phase. With two exceptions, federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Accumulation Phase, Monumental must pay out the entire value of the Contract within five years of the date of death. First exception: If the entire value is to be distributed to the Owner’s Designated Beneficiary, he or she may elect to have it paid under an Annuity Payment Option over his or her life or over a period certain no longer than his or her life expectancy as long as the payments begin within one year of the Contract Owner’s death. Second exception: If the Owner’s Designated Beneficiary is the spouse of the Contract Owner (or Joint Owner), the spouse may elect to continue the Contract in his or her name as Contract Owner indefinitely and to continue deferring tax on the accrued and future income under the Contract. (“Owner’s Designated Beneficiary” means the natural person whom the Contract Owner names as a beneficiary and who becomes the Contract Owner upon the Contract Owner’s death.) If the Contract Owner and the Annuitant is the same person, then upon that person’s death the Beneficiary is entitled to the Death Benefit. In this regard, see Death of the Annuitant During the Accumulation Phase, page B-4.

Death of the Contract Owner During the Income Phase. Federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Income Phase, Monumental must pay the remaining portions of the value of the Contract at least as rapidly as under the method of distribution being used on the date of death.

Non-Natural Person as Contract Owner. Where the Contract Owner is not a natural person (for example, is a corporation), the death of the “primary Annuitant” is treated as the death of the Contract Owner for purposes of federal tax law. (The Internal Revenue Code defines a “primary Annuitant” as the individual who is of primary importance in affecting the timing or the amount of payout under the Contract.) In addition, where the Contract Owner is not a natural person, a change in the identity of the “primary Annuitant” is also treated as the death of the Contract Owner for purposes of federal tax law.

Payment of Lump-Sum Death Benefits

Monumental will pay lump-sum Death Benefits within seven days after the election to take a lump sum becomes effective except in one of the following situations, in which Monumental may delay the payment beyond seven days:

•	the New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted

•	an emergency exists as defined by the SEC, or the SEC requires that trading be restricted

•	the SEC permits a delay for your protection as a Contract Owner

•	the payment is derived from premiums paid by check, in which case Monumental may delay payment until the check has cleared your bank.

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APPENDIX D

DEATH BENEFIT – ADJUSTED PARTIAL WITHDRAWAL

Adjusted Partial Withdrawal. If you make a partial withdrawal, then your guaranteed minimum death benefit is reduced by an amount called the adjusted partial withdrawal. The amount of the reduction depends on the relationship between your death benefit and policy value. The adjusted partial withdrawal is equal to (1) multiplied by (2), where:

(1)	is the gross partial withdrawal;

(2)	is the adjustment factor = current death proceeds prior to the gross partial withdrawal divided by the policy value prior to the gross partial withdrawal, where death proceeds are equal to the maximum of policy value, cash value, and the death benefit.

The following examples describe the effect of a withdrawal on the guaranteed minimum death benefit and policy value.

EXAMPLE 1

current guaranteed minimum death benefit before withdrawal	$75,000
current policy value before withdrawal	$50,000
current death benefit proceeds	$75,000
Total gross partial withdrawal	$15,600
adjusted partial withdrawal = 15,600 * (75,000/50,000)	$23,400
new guaranteed minimum death benefit (after withdrawal) = 75,000 - 23,400	$51,600
new policy value (after withdrawal)=50,000 – 15,600	$34,400

Summary:
Reduction in guaranteed minimum death benefit	= $	23,400
Reduction in policy value	= $	15,600

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values, assuming there is no excess interest adjustment. Your experience will vary based on the circumstances at the time of withdrawal.

The guaranteed minimum death benefit is reduced more than the policy value because the guaranteed minimum death benefit was greater than the policy value just prior to the withdrawal.

EXAMPLE 2

current guaranteed minimum death benefit before withdrawal	$50,000
current policy value before withdrawal	$75,000
current death benefit proceeds	$75,000
Total gross partial withdrawal	$15,450
adjusted partial withdrawal = 15,450 * (75,000/75,000)	$15,450
new guaranteed minimum death benefit (after withdrawal) = 50,000 - 15,450	$34,550
new policy value (after withdrawal) = 75,000 – 15,450	$59,550

Summary:
Reduction in guaranteed minimum death benefit	= $	15,450
Reduction in policy value	= $	15,450

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values, assuming there is no excess interest adjustment. Your experience will vary based on the circumstances at the time of withdrawal.

The guaranteed minimum death benefit and policy value are reduced by the same amount because the policy value was higher than the guaranteed minimum death benefit just prior to the withdrawal.

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APPENDIX E

ADDITIONAL DEATH BENEFIT — ADDITIONAL INFORMATION

The following examples illustrate the additional death benefit payable by this rider as well as the effect of a partial surrender on the additional death benefit amount. The client is less than age 71 on the Rider Date.

Example 1

Policy Value on the Rider Date:	$100,000
Premiums paid after the Rider Date before Surrender:	$25,000
Gross Partial Surrenders after the Rider Date:	$30,000
Policy Value on date of Surrender	$150,000
Rider Earnings on Date of Surrender (Policy Value on date of surrender – Policy Value on Rider Date – Premiums paid after Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $150,000 - $100,000 - $25,000 + 0):	$25,000
Amount of Surrender that exceeds Rider Earnings ($30,000 - $25,000):	$5,000
Base Policy Death Benefit on the date of Death Benefit Calculation:	$200,000
Policy Value on the date of Death Benefit Calculations	$175,000
Rider Earnings (= Policy Value on date of death benefit calculations – policy value on Rider Date – Premiums since Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $175,000 - $100,000 - $25,000 + $5,000):	$55,000
Additional Death Benefit Amount (= Additional Death Benefit Factor * Rider Earnings = 40%* $55,000):	$22,000
Total Death Benefit paid (=Base policy death benefit plus Additional Death Benefit Amount):	$222,000

Example 2

Policy Value on the Rider Date:	$100,000
Premiums paid after the Rider Date before Surrender:	$0
Gross Partial Surrenders after the Rider Date:	$0
Base Policy Death Benefit on the date of Death Benefit Calculation:	$100,000
Policy Value on the date of Death Benefit Calculations	$75,000
Rider Earnings (= Policy Value on date of death benefit calculations – policy value on Rider Date – Premiums since Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $75,000 - $100,000 - $0 + $0):	$0
Additional Death Benefit Amount (= Additional Death Benefit Factor * Rider Earnings = 40%* $0):	$0
Total Death Benefit paid (=Base policy death benefit plus Additional Death Benefit Amount):	$100,000

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APPENDIX F

ADDITIONAL DEATH DISTRIBUTION – II — ADDITIONAL INFORMATION

Assume the Additional Death Distribution – II is added to a new policy opened with $100,000 initial premium. The client is less than age 71 on the Rider Date. On the first and second Rider Anniversaries, the Policy Value is $110,000 and $95,000 respectively when the Rider Fees are deducted. The client adds $25,000 premium in the 3rd Rider Year when the Death Proceeds are equal to $115,000 and then takes a withdrawal of $35,000 during the 4th Rider Year when the Death Proceeds are equal to $145,000. After 5 years, the Policy Value is equal to $130,000 and the death proceeds are $145,000.

Example

Account Value on Rider Date (equals initial policy value since new policy)	$100,000
Additional Death Benefit during first Rider Year	$0
Rider Fee on first Rider Anniversary (= Rider Fee * Policy Value = 0.55% * $110,000)	$605
Additional Death Benefit during 2nd Rider Year (= sum of total Rider Fees paid)	$605
Rider Fee on second Rider Anniversary (= Rider Fee * Policy Value = 0.55% * $95,000)	$522.50
Additional Death Benefit during 3rd Rider Year (= sum of total Rider Fees paid = $605 + $522.50)	$1,127.50
Rider Benefit Base in 3rd Rider Year prior to Premium addition (= Account Value less premiums added since Rider Date = $115,000 - $0)	$115,000
Rider Benefit Base in 3rd Rider Year after Premium addition (= $145,000 - $25,000)	$115,000
Rider Benefit Base in 4th Rider Year prior to withdrawal (= Account Value less premiums added since Rider Date = $145,000 - $25,000)	$120,000
Rider Benefit Base in 4th Rider Year after withdrawal (Account Value less premiums added since Rider Date =$110,000 - $25,000)	$85,000
Rider Benefit Base (= $130,000 - $25,000)	$105,000
Additional Death Benefit = Rider Benefit Percentage * Rider Benefit Base = 30% * $105,000	$31,500
Total Death Proceeds (= base policy Death Proceeds + Additional Death Benefit Amount = $145,000 + $31,500)	$176,500

78

APPENDIX G

ARCHITECT GUARANTEED LIFETIME WITHDRAWAL BENEFIT

NO LONGER AVAILABLE FOR NEW SALES

You may elect to purchase the optional Architect Guaranteed Lifetime Withdrawal Benefit (“Architect GLWB”) which provides you with a guaranteed lifetime withdrawal benefit if you invest in certain designated investment choices. You are also limited in the amount of your policy value that can be invested in the “equity” category of the designated investment choices (“maximum equity percentage”). This rider is available during the accumulation phase.

The Architect GLWB may vary for certain policies and may not be available for all policies. Please contact us at (800) 525-6205 for additional information regarding the availability of the Architect GLWB.

In addition, the tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Architect GLWB for a qualified policy.

Architect GLWB – Base Benefit

This benefit is intended to provide a level of cash withdrawals (and payments from us, if necessary) regardless of the performance of the designated investment choices you select. If you elect this benefit, we will provide a maximum annual withdrawal amount regardless of your Policy Value. Under this benefit, you can receive (first as withdrawals from your Policy Value and, if necessary, as payments from us) up to the maximum annual withdrawal amount each calendar year, starting with the calendar year immediately following the annuitant’s 59th birthday and lasting until the annuitant’s (or the annuitant’s surviving spouse if the joint life option is elected) death (unless your total withdrawal base is reduced to zero because of “excess withdrawals;” see Total Withdrawal Base Adjustments, below). All withdrawals before the annuitant (or the annuitant’s surviving spouse if the joint life option is elected) is 59 are excess withdrawals; a penalty tax may be assessed on amounts withdrawn from the policy before the owner reaches age 59 1/2.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 61 years old. Further assume that you do not make any additional withdrawals or premium payments, but that after ten years your Policy Value has declined to $90,000 solely because of negative investment performance. You could receive up to $5,000.00, which is the applicable income benefit percentage of (5.0%) multiplied by the total withdrawal base of $100,000, each calendar year for the rest of your life (assuming that you take your first withdrawal when you are age 70 – 74, and that you do not withdraw more than the maximum annual withdrawal amount in any one year).

Of course, you can always withdraw an amount up to your Policy Value pursuant to your rights under the policy at your discretion.

Example continued. Assume the same facts as above, but you withdraw $10,000 when you are 71 years old. That excess withdrawal decreases your future maximum annual withdrawal amount to $4,705.88.

See “Architect Guaranteed Lifetime Withdrawal Benefit Total withdrawal Base Adjustments” below for examples showing the effect of hypothetical withdrawals in more detail.

Please note:

•

You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•

We have designed this rider for you to take withdrawals each rider year that are less than or equal to the maximum annual withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the maximum annual withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.

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ARCHITECT GUARANTEED LIFETIME WITHDRAWAL BENEFIT — (Continued)

•

Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the maximum annual withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the Policy.

•

All Policy Value must be allocated to a limited number of specified funds (see “Designated Investment Choices” below). You are also limited to the amount of your Policy Value that can be invested in the “equity” category of the designated investment choices (see “Maximum Equity Percentage” below). You should consult with your registered representative to assist you in determining whether these investment restrictions are suited for your financial needs and risk tolerance.

•	Cumulative withdrawals in any calendar year in excess of the maximum annual withdrawal amount are excess withdrawals.

•	An excess withdrawal may impact the maximum annual withdrawal amount and total withdrawal base on a greater than dollar-for-dollar basis.

•	Upon the death of the annuitant (or the annuitant’s spouse if the joint life option is elected), the Architect GLWB terminates and no more guaranteed withdrawals can be made.

Like all withdrawals, withdrawals under this benefit also:

•	reduce your Policy Value;

•	reduce your base policy death benefit and other benefits;

•	may be subject to an excess interest adjustment;

•	may be subject to income taxes and federal tax penalties; and

•	may be limited or restricted under certain qualified policies.

Maximum Annual Withdrawal Amount. You can withdraw up to the maximum annual withdrawal amount in any calendar year without causing an excess withdrawal. See “Total Withdrawal Base Adjustments” below.

The maximum annual withdrawal amount is zero if the annuitant (or the annuitant’s surviving spouse if the joint life option is elected) is not 59 years old on the date the rider is elected (“rider date”) and remains zero until the first day of the calendar year after the annuitant’s 59th birthday. If the annuitant is at least 59 years old on the rider date, the maximum annual withdrawal amount in the calendar year during which the rider is elected is equal to the income benefit percentage of the total withdrawal base prorated based on the number of days from the rider date to the end of the calendar year. Thereafter, the maximum annual withdrawal amount for each subsequent calendar year is equal to the income benefit percentage of the total withdrawal base.

For qualified policies: If the plan participant (generally the annuitant) is at least 70 1/2 years old, the maximum annual withdrawal amount for that calendar year (and each subsequent calendar year) is equal to the greater of:

•	the maximum annual withdrawal amount described above; or

•

an amount equal to a minimum required distribution amount calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the Policy Value of the base policy, (including the present value of any additional benefits provided under the Policy to the extent required to be taken into account under IRS guidance), and (4) amounts from the current calendar year (no carry-over from past years). An amount not calculated as set forth above cannot be used as the maximum annual withdrawal amount.

You can receive up to the maximum annual withdrawal amount each year (first from your Policy Value and, if necessary, as payments from us) under this rider regardless of your Policy Value. However, once your Policy Value reaches zero (by other than an excess withdrawal), you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to receive payments guaranteed by this rider after your Policy Value reaches zero, you must select the frequency of future payments. Once selected, the amount and frequency of future payments after your Policy Value reaches zero cannot be changed. Payments after the Policy Value reaches zero are subject to our claims paying ability.

Please note:

•	The maximum annual withdrawal amount described above is based on calendar years, not rider or policy years.

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ARCHITECT GUARANTEED LIFETIME WITHDRAWAL BENEFIT — (Continued)

•

You cannot carry over any portion of your maximum annual withdrawal amount that is not withdrawn during a calendar year for withdrawal in a future calendar year. This means that if you do not take the maximum annual withdrawal amount during the calendar year, you cannot take more than the maximum annual withdrawal amount in the next calendar year and maintain the rider’s guarantee.

•

If the rider is added before to the annuitant’s 59th birthday, the maximum annual withdrawal amount will be zero until January 1st of the calendar year after the annuitant’s 59th birthday, however, you will still be charged a rider fee before to this time.

•	Excess withdrawals may cause you to lose the benefit of the rider.

•

All Policy Value must be allocated to a limited number of specified funds and the allocation is subject to specified equity limits. (See “Designated Investment Choices” and “Maximum Equity Percentage,” below).

Income Benefit Percentage. We use the income benefit percentage to calculate the maximum annual withdrawal amount. The income benefit percentage is determined by the annuitant’s age at the time of the first withdrawal taken on or after the January 1st immediately following the annuitant’s 59th birthday (or if the joint life option is elected, the 59th birthday of the younger of the annuitant or the annuitant’s spouse). The income benefit percentage is as follows:

Age at time of first withdrawal	Income Benefit Percentage
0 - 58	0%
59 - 64	4.0%
65 - 69	4.5%
70 - 74	5.0%
75 - 79	5.5%
80 - 84	6.0%
85 - 89	6.5%
90 - 94	7.0%
≥ 95	7.5%

Please note that once established at the time of the first withdrawal on or after the January 1st immediately following the 59th birthday of the annuitant (or if the joint life option is elected, of the younger of the annuitant or the annuitant’s spouse), the income benefit percentage will not increase even though the annuitant’s age increases.

Total Withdrawal Base. We use the total withdrawal base to calculate the maximum annual withdrawal amount. The total withdrawal base on the rider date is the Policy Value. After the rider date, the total withdrawal base is equal to the total withdrawal base on the rider date, plus subsequent premium payments, less subsequent total withdrawal base adjustments (described below).

Please note:

•

We determine the total withdrawal base solely to calculate the maximum annual withdrawal amount and rider fees. Your total withdrawal base is not a cash value (or Policy Value), a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of Policy Value.

•

Because the total withdrawal base is generally equal to the Policy Value on the rider date, the maximum annual withdrawal amount may be lower if you delay electing the rider and the Policy Value decreases before you elect the rider.

•	Upon the death of the annuitant (or the annuitant’s spouse if the joint life option is elected), the Architect GLWB terminates and there are no more additional guaranteed withdrawals.

Total Withdrawal Base Adjustments. Gross partial withdrawals up to the maximum annual withdrawal amount that are made in a single calendar year will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount that are made in a single calendar year (“excess withdrawals”) will reduce the total withdrawal base (on the date of the withdrawal) by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in the Policy Value), possibly to zero. See “Architect Guaranteed Lifetime Withdrawal Benefit Total Withdrawal Base Adjustments” below for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the total withdrawal base by a pro rata amount. Excess withdrawals may eliminate any guarantee offered by this rider.

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ARCHITECT GUARANTEED LIFETIME WITHDRAWAL BENEFIT — (Continued)

Designated Investment Choices. If you elect the Architect GLWB, you must allocate 100% of your Policy Value, to one or more of the following designated investment choices:

Non-Equity:

Federated Prime Money Fund II

Federated Fund for U.S. Government Securities II

Transamerica PIMCO Total Return VP – Initial Class

Vanguard-Short-Term Investment-Grade Portfolio

Vanguard-Total Bond Market Index Portfolio

Fixed Account

Equity:

Federated Capital Appreciation Fund II

Federated High Income Bond Fund II

Fidelity VIP Contrafund® Portfolio – Initial Class

Fidelity VIP Mid Cap Portfolio – Initial Class

Fidelity VIP Value Strategies Portfolio – Initial Class

TA Asset Allocation – Conservative – Initial Class

TA Asset Allocation – Growth – Initial Class

TA Asset Allocation – Moderate – Initial Class

TA Asset Allocation – Moderate Growth – Initial Class

TA WMC Diversified Growth – Initial Class

TA BlackRock Large Cap Value – Initial Class

TA Vanguard ETF Index – Balanced – Initial Class

TA Vanguard ETF Index – Growth – Initial Class

TA JPMorgan Enhanced Index – Initial Class

TA T. Rowe Price Small Cap – Initial Class

TA Efficient Markets – Initial Class

TA Multi-Managed Balanced – Initial Class

TA Morgan Stanley Active International Allocation – Initial Class

Vanguard-Equity Index Portfolio

Vanguard-International Portfolio

Vanguard-Mid-Cap Index Portfolio

Vanguard-REIT Index Portfolio

Wanger International

Wanger USA

If you elect this rider, you may transfer amounts among the designated investment choices. However, you cannot transfer any amount which would cause you to exceed your maximum equity percentage or to any other subaccount.

Please Note: We can eliminate a designated investment choice at any time. If a designated investment choice is eliminated, then a Policy Owner will be given the option to reallocate the value in the eliminated designated investment choice to other designated investment choices.

Within 30 days after each rider anniversary (i.e., the anniversary of the rider date), you can terminate this rider. Terminating the rider will result in losing all your benefits under this rider. Starting the next business day you may transfer to a non-designated investment choice.

Maximum Equity Percentage. You select either the 50%, 60%, or 70% maximum equity percentage at the time you elect the Architect GLWB. Your equity percentage is equal to your Policy Value in all designated investment choices in the “equity” category, divided by the total Policy Value. You cannot have more than your maximum equity percentage in “equity” investment choices. A higher maximum equity percentage results in a higher rider fee.

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ARCHITECT GUARANTEED LIFETIME WITHDRAWAL BENEFIT — (Continued)

Asset Rebalancing. While the Architect GLWB is in effect, you must participate in asset rebalancing. Each month, and according to your instructions, we will automatically rebalance the amounts of your Policy Value in the designated investment choices to maintain your desired asset allocation. The amount of Policy Value you direct us to allocate to designated investment choices in the “equity” category cannot exceed your maximum equity percentage.

We will notify you when any of the following has occurred:

•	you discontinue monthly asset rebalancing;

•	the asset allocation that you request results in Policy Value in designated investment choices in the “equity” category that exceeds your maximum equity percentage; or

•	you make a transfer that causes your Policy Value in designated investment choices in the “equity” category to exceed your maximum equity percentage.

We will give you 30 days to address any failure to continue monthly asset rebalancing or to maintain the maximum equity percentage. Failure to resume monthly asset rebalancing or to come into compliance with your maximum equity percentage will cause the rider to terminate.

Upgrades. As long as you are younger than the maximum rider issue age, you can upgrade the total withdrawal base to the Policy Value during the 30 day period following each rider anniversary, by sending us written notice (in good order). The maximum annual withdrawal amount will be recalculated at the time of the upgrade. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date and its own rider fee (which may be higher than your current rider fee). The new rider date will be the date that the Company receives all information that it requires.

Please Note:

•	Even if the rider fee percentage does not increase, the dollar amount of the rider fee will increase because it will be based on a higher total withdrawal base.

•

If you upgrade while you are receiving systematic payouts of the maximum annual withdrawal amount, then after the upgrade the dollar amount of the systematic payouts may decrease for the reminder of the calendar year, even though the total withdrawal base increases. This is generally because the maximum annual withdrawal amount for the remainder of the calendar year is calculated based on the remaining partial year and the systematic payout is calculated on a yearly basis.

Annuitization. If you have reached your maximum annuity commencement date, we will allow you to annuitize your Policy and elect to receive lifetime annuity payments each year that is equal to your maximum annual withdrawal amount.

Architect GLWB – Joint Life Option

If you elect the Architect GLWB, you can also elect to postpone termination of the rider until the later of the death of the annuitant or the death of the annuitant’s spouse. This allows the maximum annual withdrawal amount to be withdrawn until the death of the annuitant or the death of the annuitant’s spouse (only if the annuitant’s spouse continues the policy), whichever is later.

Please note that if you elect this option, then:

•	the annuitant’s spouse must be either (1) a joint owner along with the annuitant or, (2) the sole primary beneficiary and there is no joint owner.

•

A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant’s death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.

•	for purposes of the rider, the annuitant’s spouse cannot be changed.

•	the income benefit percentage is based on the age of the younger of the annuitant and the annuitant’s spouse.

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ARCHITECT GUARANTEED LIFETIME WITHDRAWAL BENEFIT — (Continued)

Architect GLWB Fee

A rider fee, which is a percentage of the total withdrawal base on each rider anniversary, is charged annually before annuitization. The rider fee percentage depends on the maximum equity percentage that you select, and on whether you select the joint life option. The rider fee percentages are:

Maximum Equity Percentage	Single Life Option	Joint Life Option
50%	0.30%	0.45%
60%	0.45%	0.65%
70%	0.65%	1.00%

We will also deduct the rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee is deducted from each designated investment choice in proportion to the amount of Policy Value in each designated investment choice.

Please Note: Because the rider fee is a percentage of you total withdrawal base, the fee can be substantially more than the rider fee percentage multiplied by your Policy Value if the total withdrawal base is higher than your Policy Value.

Architect GLWB Issue Requirements

The Company will not issue the Architect GLWB unless:

•	the annuitant is not yet age 91 (or younger if required by state law);

•	the annuitant is also an owner (except in the case of non-natural owners);

•	there are no more than two owners; and

•

if the joint life option is elected, the annuitant’s spouse is not yet age 91 (or younger if required by state law) and is also either (1) a joint owner along with the annuitant or (2) the sole primary beneficiary (and there is no joint owner).

Termination

The Architect GLWB will terminate upon the earliest of the following:

•	the date we receive written notice from you requesting termination of the Architect GLWB, provided that the request is made in good order within 30 days after a rider anniversary;

•	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse continued the policy as the surviving spouse);

•

discontinuing asset rebalancing, changing your asset rebalancing so that your Policy Value in designated investment choices in the “equity” category exceeds your maximum equity percentage, or making a transfer that causes your Policy Value in designated investment choices in the “equity” category to exceed your maximum equity percentage, if any of these occurrences is not corrected within 30 days from the date we mail you a notice of the problem;

•

annuitization (however, if you have reached your maximum annuity commencement date, then you may choose an annuitization option which guarantees lifetime payments in an amount equal to your maximum annual withdrawal amount); or

•	termination of your policy.

Please note: This feature terminates upon annuitization, and there is a maximum annuity commencement date for your policy.

Architect Guaranteed Lifetime Withdrawal Benefit Total Withdrawal Base Adjustments

Total Withdrawal Base. Gross partial withdrawals up to the maximum annual withdrawal amount that are made in a single calendar year will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount that are made in a single calendar year will reduce the total withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

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ARCHITECT GUARANTEED LIFETIME WITHDRAWAL BENEFIT — (Continued)

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the maximum annual withdrawal amount remaining before the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but before the withdrawal of the excess amount; and

C	is the total withdrawal base before the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed lifetime withdrawal benefit.

When a withdrawal is taken, two parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Total withdrawal base (“TWB”)

2.	Maximum annual withdrawal amount (“MAWA”)

Example 1 (“Non-Excess” Withdrawal):

Assumptions:

You = Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means the Income Benefit Percentage is 4.5%.

TWB at rider issue = $100,000

TWB at time withdrawals begin = $100,000

4.5% withdrawal (“WD”) beginning 10 years from the rider date would be $4,500 (4.5% of the then-current $100,000 total withdrawal base)

WD = $4,500

Excess withdrawal (“EWD”) = None

Policy Value (“PV”) = $90,000 in 10 years

Is any portion of the withdrawal greater than the maximum annual withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $4,500 is withdrawn.

Result. In this example, because no portion of the withdrawal was in excess of $4,500, the total withdrawal base does not change.

Example 2 (“Excess” Withdrawal):

Assumptions:

You = Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means the Income Benefit Percentage is 4.5%.

TWB at rider issue = $100,000

TWB at time withdrawals begin = $100,000

4.5% WD beginning 10 years from the rider date would be $4,500 (4.5% of the then-current $100,000 total withdrawal base)

WD = $10,000

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ARCHITECT GUARANTEED LIFETIME WITHDRAWAL BENEFIT — (Continued)

EWD = $5,500 ($10,000 - $4,500)

PV = $90,000 in 10 years

Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $10,000 - $4,500 = $5,500 (the excess withdrawal amount)

NOTE. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted and a new lower maximum annual withdrawal amount must be computed. Had the withdrawal for this example not been more than $4,500, the total withdrawal base would remain at $100,000 and the maximum annual withdrawal amount would be $4,500. However, because an excess withdrawal has been taken, the total withdrawal base and, consequently, the maximum annual withdrawal amount, will decline.

New total withdrawal base:

Step One. The total withdrawal base is reduced by the amount of the excess withdrawal or the pro rata amount, if greater.

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV - 4.5% WD)) * TWB before any adjustments

2.	($5,500 / ($90,000 - $4,500)) * $100,000 = $6,432.75

Step Three. Which is larger, the actual $5,500 excess withdrawal amount or the $6,432.75 pro rata amount?

$6,432.75 pro rata amount.

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $6,432.75 = $93,567.25

Result. The new total withdrawal base is $93,567.25

New maximum annual withdrawal amount:

Because the total withdrawal base was adjusted (as a result of the excess withdrawal), we have to calculate a new maximum annual withdrawal amount that will be available starting on the next January 1st. This calculation assumes no more activity before the next January 1st.

Step One. What is the new maximum annual withdrawal amount?

$93,567.25 (the adjusted total withdrawal base) * 4.5% = $4,210.53

Result. Going forward, the maximum you can take out in a year is $4,210.53 without causing an excess withdrawal that would further reduce of the total withdrawal base.

The Architect GLWB and additional options may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Architect GLWB. The application and operation of the Architect GLWB are governed by the terms and conditions of the rider itself.

86

APPENDIX H

GUARANTEED MINIMUM INCOME BENEFIT

NO LONGER AVAILABLE FOR NEW SALES

The optional Guaranteed Minimum Income Benefit (‘‘GMIB’’) assures you of a minimum level of income in the future by guaranteeing a minimum income base (discussed below) you can apply to a GMIB payment option and which also guarantees a minimum amount for those payments once you begin to receive them. The guarantee under the GMIB is supported by the general account assets of Monumental. By electing this benefit, you can participate in the gains of the underlying variable investment options you select while knowing that you are guaranteed a minimum level of income in the future, regardless of the performance of the underlying variable investment options. The GMIB will not be issued if you are age 91 or older (earlier, if required by state law). You also have the option to upgrade your minimum income base.

You can annuitize under the GMIB (subject to the conditions described below) at the greater of the adjusted Policy Value or the minimum income base.

Minimum Income Base. The minimum income base on the rider date (i.e., the date the rider is added to the Policy) is the Policy Value. After the rider date, the minimum income base is:

•	the minimum income base on the rider date; plus

•	any subsequent premium payments; minus

•	any subsequent surrenders;

•	each of which is accumulated at the annual growth rate from the date of each transaction; minus any premium taxes.

The annual growth rate is currently 6% per year. Once the rider is added to your Policy, the annual growth rate will not vary during the life of that rider. Surrenders may reduce the minimum income base on a basis greater than dollar-for-dollar. See the SAI for more information.

The minimum income base may only be used to annuitize using the GMIB payment options and may not be used with any other annuity payment options. The GMIB payment options are:

•

Life Income – An election may be made for ‘‘No Period Certain’’ or ‘‘10 Years Certain’’. In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

•

Joint and Full Survivor – An election may be made for ‘‘No Period Certain’’ or ‘‘10 Years Certain’’. Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

NOTE CAREFULLY:

IF:

•	You choose Life Income with No Period Certain or Joint and Full Survivor with No Period Certain; and

•	The annuitant(s) dies before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

•	We will make only one (two, three, etc.) annuity payments.

IF:

•	You annuitize using the GMIB before the 10th rider anniversary;

THEN:

•	the first payment will be calculated with an annuity factor age adjustment. See ‘‘Annuity Factor Age Adjustment’’ below.

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GUARANTEED MINIMUM INCOME BENEFIT — (Continued)

Annuity Factor Age Adjustment. If you annuitize using the GMIB before the 10th rider anniversary, the first payment will be calculated with an annuity factor age adjustment which subtracts up to 10 years from your age. This results in all payments being lower than if an annuity factor age adjustment was not used. See the SAI for information concerning the calculation of the initial payment. If you are over 84 when you elect the rider or upgrade your minimum income base, (earlier if required by state law), you will be subject to an annuity factor age adjustment if you annuitize under the rider. The age adjustment is as follows:

Number of Years Since the Rider Date	Age Adjustment: Number of Years Subtracted from Your Age
0 - 1	10
1 - 2	9
2 - 3	8
3 - 4	7
4 - 5	6
5 - 6	5
6 - 7	4
7 - 8	3
8 - 9	2
9 - 10	1
> 10	0

The minimum income base is used solely to calculate the GMIB annuity payments and does not establish or guarantee a Policy Value or guarantee performance of any investment option. Because this benefit is based on conservative actuarial criteria (such as the use of a 3% assumed investment return, or ‘‘AIR,’’ to calculate the first annuity payment, which results in a lower dollar amount for that payment than would result from using the 5.0% AIR that is used with the regular annuity payments), the level of lifetime income that it guarantees may be less than the level that would be provided by application of the adjusted Policy Value at otherwise applicable annuity factors. Therefore, the GMIB should be regarded as a safety net. The costs of annuitizing under the GMIB includes the guaranteed payment fee, and also the lower payout levels inherent in the annuity tables used for those minimum payouts (which may include an annuity age factor adjustment). These costs should be balanced against the benefits of a minimum payout level.

Moreover, the Initial Payment Guarantee – rider (described below) also provides for a minimum payout level, and it uses actuarial criteria (such as a 5.0% AIR) that provide for higher payment levels for a given Policy Value than the GMIB. You should carefully consider these factors, since electing annuity payments under the GMIB will generally be advantageous only when the minimum income base is sufficiently in excess of the adjusted Policy Value to overcome these disadvantages.

If the GMIB will not provide an annuity benefit that is as large as the base policy values under the policy after the Annuity Commencement Date, the Policy Owner may wish to purchase the Initial Payment Guarantee Rider. If both riders are purchased, the Policy Owner will not be subject to both rider fees at the same time.

In addition to the annual growth rate, other benefits and fees under the rider (the rider fee, the fee waiver threshold, the guaranteed payment fee, and the annuity factor age adjustment) are also guaranteed not to change after the rider is added. However, all of these benefit specifications may change if you elect to upgrade the minimum income base.

Minimum Income Base Upgrade. You can upgrade your minimum income base to the Policy Value after the first rider anniversary and before your 91st birthday (earlier if required by state law). For your convenience, we will put the last date to upgrade on page one of the rider. The Policy Value used will be the Policy Value calculated immediately after we receive all necessary information to complete the upgrade.

If you upgrade:

•	the current rider will terminate and a new one will be issued with its own specified guaranteed benefits and fees;

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GUARANTEED MINIMUM INCOME BENEFIT — (Continued)

•	the new fees, thresholds and factors may be higher (or lower) than before; and

•	the new annual growth rate may be lower (or higher) than before.

Please note that if you upgrade, you will begin a new annuity factor age adjustment period. It generally will not be to your advantage to upgrade unless your Adjusted Policy Value exceeds your minimum income base on the applicable Policy Anniversary.

Conditions of Exercise of the GMIB. You can only annuitize using the GMIB within the 30 days after a Policy Anniversary after the GMIB is elected. You cannot, however, annuitize using the GMIB after the Policy Anniversary after your 94th birthday (earlier if required by state law). For your convenience, we will put the last date to annuitize using the GMIB on page one of the rider.

NOTE CAREFULLY:

•	If you annuitize at any time other than indicated above, you cannot use the GMIB.

•	If you annuitize before the 10th rider anniversary there will be an annuity factor age adjustment. See ‘‘Annuity Factor Age Adjustment.’’

Guaranteed Minimum Stabilized Payments. Annuity payments under the GMIB are guaranteed to never be less than the initial payment. See the SAI for information concerning the calculation of the initial payment. The payments will also be ‘‘stabilized’’, that is, held constant during each Policy Year.

During the first Policy Year after annuitizing using the GMIB, each stabilized payment will equal the initial payment. On each Policy Anniversary thereafter, the stabilized payment will increase or decrease depending on the performance of the investment options you selected (but will never be less than the initial payment), and then be held constant at that amount for that Policy Year. The stabilized payment on each Policy Anniversary will equal the greater of the initial payment or the payment supportable by the annuity units in the selected investment options. See the SAI for additional information concerning stabilized payments.

GMIB Fee. A rider fee, currently 0.45% of the minimum income base on the rider anniversary, is charged annually prior to annuitization. We will also charge this fee if you take a complete surrender. The rider fee is deducted from each investment choice in proportion to the amount of Policy Value in each investment option. This fee is deducted even if the adjusted Policy Value exceeds the minimum income base. The rider fee on any given rider anniversary will be waived if the Policy Value exceeds the fee waiver threshold. The fee waiver threshold currently is two times the minimum income base.

Guaranteed Payment Fee. A guaranteed payment fee, currently equal to an effective annual rate of 1.25% of the daily net asset value in the separate account, is reflected in the amount of the variable payments you receive if you annuitize under the GMIB, in addition to the Policy mortality and expense risk fee and administrative charge. The guaranteed payment fee is included on page one of the rider.

Termination. The GMIB will terminate upon the earliest of the following:

•	the date we receive written notice from you requesting termination of the GMIB (you may not terminate the rider before the first rider anniversary);

•	annuitization (you will still get guaranteed minimum stabilized payments if you annuitize using the minimum income base under the GMIB);

•	upgrade of the minimum income base (although a new rider will be issued);

•	termination of your Policy; or

•	30 days after the Policy Anniversary after your 94th birthday (earlier if required by state law).

The GMIB rider may vary by state and may not be available in all states.

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APPENDIX I

ADDITIONAL DEATH BENEFIT – EXTRA

NO LONGER AVAILABLE FOR NEW SALES

The optional ADB – Extra pays an additional death benefit amount when a death benefit is payable under your Policy, in certain circumstances. The ADB – Extra is available for issue ages through age 75.

The ADB-Extra pays a percentage of the value of the death benefit under the Policy prior to adding the rider, as well as a different percentage of the gain under the Policy since the rider was added. Consequently, the ADB-Extra may be helpful if it is added after the Policy has been effective for a while, or if the Policy was issued as a result of an exchange from an existing policy with investment gain. The ADB-Extra is intended to provide an additional amount of death benefit. Please consult a tax adviser before electing this rider.

Additional Death Benefit Amount. The additional death benefit is only payable if you elected the rider five years prior to the death triggering the payment of the Policy death benefit, and a death benefit is payable under the Policy. If a death benefit is payable before the end of the fifth year, all rider fees paid since the rider date will be refunded. After the fifth year, the additional death benefit is equal to:

•	rider benefit percentage (40% for issues ages through age 70 and 25% for ages 71-75) multiplied by the sum of:

•	future growth (see below); and

•	the initial death benefit option multiplied by the Policy death benefit on the rider date, minus surrenders after the rider date that exceed future growth on the date of surrender.

Future growth equals:

•	the Policy death benefit payable; minus

•	the death benefit on the rider date; minus

•	premium payments after the rider date; plus

•	surrenders after the rider date that exceed the future growth on the date of the surrender.

No benefit is payable under the ADB – Extra if the Policy death benefit payable is less than one minus the initial death benefit option, multiplied by the death benefit at the time the rider was added (adjusted for surrenders after the rider date). For purposes of computing taxable gains, both the death benefit payable under the Policy and the additional death benefit will be considered.

Please see the SAI for an example which illustrates the additional death benefit payable as well as the effect of a partial surrender on the additional death benefit.

Spousal Continuation. If a spouse elects to continue the Policy instead of receiving the death benefit and additional death benefit, the spouse will receive a one-time Policy Value increase equal to the additional death benefit. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long as they are under the age of 76.

Rider Fee. A rider fee, 0.50% of the Policy Value for the 50% initial death benefit option and 0.60% of the Policy Value for the 75% initial death benefit option, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the Policy or other termination of the rider (once we have received all necessary regulatory approvals). The rider fee is deducted pro rata from each investment option. The fee is deducted even during periods when the rider would not pay any benefits.

Termination. The rider will remain in effect until:

•	you cancel it by notifying our service center in writing,

•	the Policy is annuitized or surrendered, or

•	the additional death benefit is paid or added to the Policy Value under a spousal continuation.

Once terminated, the ADB – Extra may not be re-elected for one year.

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ADDITIONAL DEATH BENEFIT – EXTRA — (Continued)

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans. Consult a tax adviser before electing this rider.

The ADB – Extra may vary by state and may not be available in all states.

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